--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                               OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                NTL INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          Common Stock, par value $.01 per share, of NTL Incorporated ("NTL Common Stock").

     (2)  Aggregate number of securities to which transaction applies:
          15,165,825 shares of NTL Common Stock.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. The filing fee has been calculated in accordance with Rules 14a-6(i)(1) and Rule 0-11(a)(4) and (c) under the Exchange Act and is equal to 1/50 of 1% of the product of (i) the average of the high and low prices for a share of NTL Common Stock on the NASDAQ ($50.563) on December 11, 1998, and (ii) 15,165,825, the
          maximum number of shares of NTL Common Stock to which transaction applies.

     (4)  Proposed maximum aggregate value of transaction:  $766,829,610.

     (5)  Total fee paid:  $153,366.

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

       -------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

     (3)  Filing Party:

       -------------------------------------------------------------------------

     (4)  Date Filed:

       -------------------------------------------------------------------------

                                NTL INCORPORATED
                              110 EAST 59TH STREET
                            NEW YORK, NEW YORK 10022

                                                                JANUARY 29, 1999

Dear Stockholders:

     You are cordially invited to attend a Special Meeting of the Stockholders of NTL Incorporated ("NTL") to be held at 10:30 a.m., local time, on Friday, March 5, 1999 at the Essex House Hotel, 160 Central Park South, Hyde Park Suite, New York, New York 10019 (the "Special Meeting").

     The purpose of the Special Meeting is to consider a proposal to approve the issuance of shares (the "Share Issuance") of common stock, par value $.01 per share, (the "NTL Common Stock") pursuant to a Share Exchange Agreement, dated as of June 16, 1998, as amended (the "Diamond Agreement"), among NTL and the shareholders of Diamond Cable Communications Plc ("Diamond"). Subject to the terms and conditions of the Diamond Agreement, one share of NTL Common Stock will be exchanged for each deferred share and each four issued and outstanding ordinary shares of Diamond, subject to certain adjustments, all as more fully described in the accompanying Proxy Statement. A total of no more than approximately 15.2 million shares of NTL Common Stock are expected to be issued in the Share Issuance.

     FOR THE REASONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, YOUR BOARD OF DIRECTORS (I) HAS DETERMINED THAT THE SHARE ISSUANCE IS IN THE BEST INTERESTS OF NTL AND ITS STOCKHOLDERS AND (II) RECOMMENDS THAT YOU VOTE IN FAVOR OF THE APPROVAL OF THE SHARE ISSUANCE AT THE SPECIAL MEETING.

     In determining to recommend approval of the Share Issuance, your Board of Directors has carefully reviewed and considered a number of factors, including the legal and financial terms of the relevant agreements and the opinion of Donaldson, Lufkin & Jenrette Securities Corporation, NTL's financial advisor, described in the accompanying Proxy Statement. Consummation of the Share Issuance is subject to certain conditions, including the approval of the stockholders of NTL and the receipt of certain approvals from governmental and regulatory authorities.

     If you have any questions prior to the Special Meeting or need further assistance, please call our proxy solicitor, D.F. King & Co., Inc., at (800) 347-4750.

     The enclosed Notice and Proxy Statement contain details concerning the matters described above. We urge you to read and consider these documents carefully. Whether or not you plan to attend the Special Meeting, please be sure to sign, date and return the enclosed proxy card in the enclosed, postage-paid envelope as promptly as possible so that your shares may be represented at the Special Meeting and voted in accordance with your wishes. It is important that your shares be represented at the Special Meeting. Your vote is important regardless of the number of shares you own.

                                          Very truly yours,

                                          GEORGE S. BLUMENTHAL
                                          Chairman of the Board

                                NTL INCORPORATED
                              110 EAST 59TH STREET
                            NEW YORK, NEW YORK 10022
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FRIDAY, MARCH 5, 1999
                            ------------------------

To the Stockholders of NTL Incorporated:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of NTL Incorporated, a Delaware corporation ("NTL"), will be held at 10:30 a.m., local time, on Friday, March 5, 1999, at the Essex House Hotel, 160 Central Park South, Hyde Park Suite, New York, New York 10019 (the "Special Meeting"), for the following purposes:

          1. To consider and vote upon a proposal to approve the issuance of shares (the "Share Issuance") of common stock, par value $.01 per share, of NTL (the "NTL Common Stock") pursuant to a Share Exchange Agreement, dated as of June 16, 1998, as amended (the "Diamond Agreement"), among NTL and the shareholders of Diamond Cable Communications Plc ("Diamond"), pursuant to which one share of NTL Common Stock will be exchanged (the "Share Exchange") for each four issued and outstanding ordinary shares, par value 2.5p per share, of Diamond, subject to certain adjustments, and for each deferred share, par value 25p per share, of Diamond. Approval of the Share Issuance by stockholders of NTL is a condition to the consummation of the Share Exchange. The Share Issuance and the Share Exchange are more fully described in the accompanying Proxy Statement, and a copy of the Diamond Agreement is attached as Annex A thereto.

          2. To transact such other business as may properly come before the Special Meeting.

     Approval of the Share Issuance requires the affirmative vote of the holders of a majority of the votes cast on the Share Issuance at the Special Meeting. Only stockholders of record at the close of business on Wednesday, January 27, 1999 are entitled to notice of, and to vote at, the Special Meeting. A complete list of such stockholders will be available for examination by any stockholder of NTL for any purpose related to the Special Meeting, during normal business hours at the offices of NTL in New York, New York for ten days prior to the Special Meeting.

     THE BOARD OF DIRECTORS OF NTL UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE SHARE ISSUANCE AT THE SPECIAL MEETING.

     Whether or not you plan to attend the Special Meeting, you are urged to mark, date and sign the enclosed proxy and return it promptly so that your vote can be recorded. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.

                                          By Order of the Board of Directors,

                                          RICHARD J. LUBASCH
                                          Secretary

Dated: January 29, 1999

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE
ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE THE PROXY HAS BEEN VOTED AT THE SPECIAL MEETING.

                                NTL INCORPORATED

                              110 EAST 59TH STREET
                            NEW YORK, NEW YORK 10022
                            ------------------------

                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, MARCH 5, 1999
                            ------------------------

     This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share (the "NTL Common Stock"), of NTL Incorporated, a Delaware corporation ("NTL"), in connection with the solicitation of proxies by the Board of Directors of NTL (the "NTL Board") for use at a Special Meeting of Stockholders of NTL to be held at 10:30 a.m., local time, on Friday, March 5, 1999, at the Essex House Hotel, 160 Central Park South, Hyde Park Suite, New York, New York 10019, and at any adjournments or postponements thereof (the "Special Meeting").

     This Proxy Statement relates to the Share Exchange Agreement, dated as of June 16, 1998, as amended (the "Diamond Agreement"), among NTL and the shareholders of Diamond Cable Communications Plc ("Diamond"). Pursuant to the Diamond Agreement, one share of NTL Common Stock will be exchanged (the "Share Exchange") for each four issued and outstanding ordinary shares, par value 2.5p per share (the "Ordinary Shares"), of Diamond, subject to certain adjustments, and for each deferred share, par value 25p per share, of Diamond (the "deferred shares" and, together with the Ordinary Shares, the "Diamond Shares"). Cash will be paid in lieu of any fractional share of NTL Common Stock. See "THE DIAMOND AGREEMENT -- Consideration for Shares." The consummation of the Share Exchange is subject to, among other things, (i) the approval of the issuance of shares of NTL Common Stock in accordance with the terms of the Diamond Agreement (the "Share Issuance") by the affirmative vote of the holders of a majority of the votes cast on the Share Issuance at the Special Meeting and (ii) receipt of certain governmental and regulatory approvals. A copy of the Diamond Agreement is attached hereto as Annex A.

     It is anticipated that no more than approximately 15.2 million shares of NTL Common Stock will be issued in the Share Issuance, representing approximately 20% of the shares of NTL Common Stock expected to be outstanding after giving effect to the consummation of the Share Exchange. The shares of NTL Common Stock to be issued in connection with the Share Exchange are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). See "CERTAIN AGREEMENTS RELATED TO THE SHARE EXCHANGE -- The Registration Rights Agreement." The consummation of the Share Exchange requires no separate vote of the shareholders of Diamond and, accordingly, this Proxy Statement is not being furnished to such shareholders.

     The NTL Common Stock is quoted and traded on the Nasdaq National Market (the "NASDAQ") under the symbol "NTLI." There is no established public trading market for the Diamond Shares.

     This Proxy Statement and the accompanying form of proxy are first being sent to stockholders of NTL on or about January 29, 1999.

     In reviewing this Proxy Statement, stockholders of NTL should carefully consider the matters described under the heading "RISK FACTORS" on page 19.
                            ------------------------

             The date of this Proxy Statement is January 29, 1999.

     No person has been authorized to give any information or to make any representations with respect to matters described in this Proxy Statement other than those contained or incorporated by reference herein, and, if given or made, such information or representations must not be relied upon as having been authorized by either NTL or Diamond. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make any such offer or solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of NTL or Diamond since the date hereof.

     As used in this Proxy Statement, unless the context otherwise requires, the term "NTL" refers to NTL Incorporated and its consolidated subsidiaries and partnership, and the term "Diamond" refers to Diamond Cable Communications Plc and its subsidiaries, including as of September 27, 1995, LCL (as defined herein). All information regarding NTL and its subsidiaries in this Proxy Statement has been supplied by NTL.

                             AVAILABLE INFORMATION

     NTL and Diamond are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following Regional Offices of the SEC: 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained at prescribed rates from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC also maintains a World Wide Web site at http://www.sec.gov which contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. In addition, materials filed by NTL with the NASDAQ may be inspected at the offices of the NASDAQ at 1735 K Street, N.W., Washington, D.C. 20006.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     NTL incorporates by reference herein the following documents heretofore filed by it with the SEC pursuant to the Exchange Act:

     1. NTL's Annual Report on Form 10-K for the year ended December 31, 1997, dated March 30, 1998, as amended by Form 10-K/A-1, dated October 12, 1998, as amended by Form 10-K/A-2, dated November 6, 1998;

     2. NTL's Current Reports on Form 8-K, dated February 5, 1998 (filed on February 6, 1998), March 6, 1998 (filed on March 9, 1998), March 18, 1998 (filed on March 20, 1998), May 29, 1998 (filed on June 2, 1998),
        June 16, 1998 (filed on June 16, 1998), August 14, 1998 (filed on August 18, 1998), October 5, 1998 (filed on October 5, 1998), October 27, 1998
        (filed on October 28, 1998), October 29, 1998 (filed on November 4,
        1998), December 16, 1998 (filed on December 17, 1998), December 21, 1998 (filed on December 22, 1998), December 22, 1998 (filed on December 23,
        1998), and January 25, 1999 (filed on January 25, 1999); and

     3. NTL's Quarterly Report on Form 10-Q for the quarters ended March 31, 1998, dated May 14, 1998, June 30, 1998, dated August 14, 1998, and
        September 30, 1998, dated November 12, 1998.

     All reports and other documents filed by NTL pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the dates of filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes the earlier statement.

Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     THIS PROXY STATEMENT INCORPORATES BY REFERENCE OR MAKES REFERENCE TO CERTAIN DOCUMENTS THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF SUCH DOCUMENTS (OTHER THAN EXHIBITS THERETO WHICH ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE HEREIN) ARE AVAILABLE, WITHOUT CHARGE, TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN OR ORAL REQUEST TO, IN THE CASE OF DOCUMENTS RELATING TO NTL, NTL INCORPORATED, 110 EAST 59TH STREET, NEW YORK, NEW YORK 10022, ATTENTION: RICHARD
J. LUBASCH, TELEPHONE (212) 906-8440 AND, IN THE CASE OF DOCUMENTS RELATING TO DIAMOND, DIAMOND CABLE COMMUNICATIONS PLC, DIAMOND PLAZA, DALESIDE ROAD, NOTTINGHAM NG2 3GG, ENGLAND, ATTENTION: FINANCE DIRECTOR, TELEPHONE 44-115-912-2217. IN ORDER TO ENSURE DELIVERY OF DOCUMENTS PRIOR TO THE SPECIAL MEETING, ANY SUCH REQUEST SHOULD BE MADE NOT LATER THAN FEBRUARY 23, 1999.
                            ------------------------

                           FORWARD-LOOKING STATEMENTS

     When used in this Proxy Statement or in documents incorporated by reference herein with respect to NTL and Diamond, the words "estimate," "project," "intend," "expect" and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement or as of the date of such other documents. Actual results may differ materially from those contemplated in such projections and forward-looking statements. Important assumptions and factors that could cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in or expressed or implied by such projections and forward-looking statements include: (i) those specified in the "RISK FACTORS" section; (ii) industry trends; (iii) the ability to design network routes, install facilities, obtain and maintain any required government licenses or approvals and finance construction and development, all in a timely manner, at reasonable costs and on satisfactory terms and conditions; (iv) assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services, and availability, terms and deployment of capital; (v) general economic and business conditions in the United States and the United Kingdom (the "UK"); and (vi) the ability to integrate and successfully operate acquired businesses. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Neither NTL nor Diamond assumes any obligation to update such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
AVAILABLE INFORMATION.......................................     2
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............     2
FORWARD-LOOKING STATEMENTS..................................     3
GLOSSARY OF DEFINED TERMS...................................     6
SUMMARY.....................................................     9
  The Companies.............................................     9
  The Special Meeting.......................................    10
  The Share Exchange and the Diamond Agreement..............    10
  Certain Agreements Related to the Share Exchange..........    13
  Recent Developments.......................................    13
  Summary Historical Financial Data of NTL..................    15
  Summary Historical Financial Data of Diamond..............    16
  Summary Pro Forma Financial Data..........................    17
  Summary Pro Forma Per Share and Other Data................    18
RISK FACTORS................................................    19
  Fixed Ratios Despite Change in Relative Stock Prices......    19
  Risks Related to Diamond Indentures.......................    19
  Adverse Consequences of Leverage..........................    20
  Network Construction Costs................................    21
  Need for Additional Financing.............................    21
  Acquisition Risks.........................................    21
  Holding Company Structure; Dependence Upon Cash Flow from
     Subsidiaries...........................................    22
  Losses and Negative Cash Flows............................    23
  Requirement to Meet Build Milestones......................    23
  Uncertainty of Construction Progress and Costs............    24
  Significant Competition...................................    24
  Limited Access to Programming.............................    26
  Possible Changes in Government Regulation.................    26
  Management of Growth and Expansion........................    26
  Dependence Upon Key Personnel.............................    27
  Risks of Rapid Technological Changes......................    27
  Currency Risk.............................................    27
  Risks of Limited Insurance Coverage.......................    27
SELECTED HISTORICAL FINANCIAL DATA OF NTL...................    28
SELECTED HISTORICAL FINANCIAL DATA OF DIAMOND...............    29
UNAUDITED PRO FORMA FINANCIAL DATA..........................    30
THE SPECIAL MEETING.........................................    38
  Purpose, Time and Place...................................    38
  Record Date; Voting Rights................................    38
  Quorum....................................................    38
  Required Vote.............................................    38
  Proxies...................................................    38
THE SHARE EXCHANGE..........................................    40
  General...................................................    40
  Background of the Share Exchange..........................    40
  NTL's Reasons for the Share Exchange; Recommendation of
     the NTL Board..........................................    41
  Opinion of NTL's Financial Advisor........................    42
  Accounting Treatment......................................    46
  Governmental and Regulatory Approvals.....................    46
  Restrictions on Transferability of Shares.................    47
  Stock Exchange Listing....................................    47

                                                              PAGE
                                                              ----
THE DIAMOND AGREEMENT.......................................    48
  Consideration for Diamond Shares..........................    48
  No Fractional Shares......................................    48
  Representations and Warranties............................    48
  Conduct of Business Pending the Share Exchange............    49
  Stock Options and Stock Appreciation Rights...............    50
  Fees and Expenses.........................................    51
  Conditions Precedent to the Share Exchange................    51
  Additional Agreements.....................................    52
  Termination...............................................    53
  Amendment.................................................    54
  Extension; Waiver.........................................    54
CERTAIN AGREEMENTS RELATED TO THE SHARE
  EXCHANGE..................................................    55
  The Registration Rights Agreement.........................    55
  The Supplemental Option Agreement.........................    55
DESCRIPTION OF NTL CAPITAL STOCK............................    56
  General...................................................    56
  NTL Common Stock..........................................    56
  NTL Preferred Stock.......................................    56
  Certain Special Charter Provisions........................    59
  Section 203 of the DGCL...................................    60
  Transfer Agent and Registrar..............................    61
  NTL Rights Agreement......................................    61
BUSINESS OF NTL.............................................    63
  Residential Telecoms and Television Services..............    63
  National Telecoms Services................................    65
  Broadcast Services........................................    65
BUSINESS OF DIAMOND.........................................    67
  General...................................................    67
  Certain Operating Data....................................    67
  Business Telecommunications and Residential Telephone.....    70
  Cable Television..........................................    70
RECENT DEVELOPMENTS.........................................    71
  Strategic Partnership with Microsoft......................    71
  Eastern Group Acquisition.................................    71
  Newcastle United Share Acquisition........................    71
  Offering of 7% Notes......................................    71
  Offerings of 11 1/2% Notes and 12 3/8% Notes..............    72
  Partners Acquisition......................................    72
  ComTel Acquisition........................................    72
  Redemption of 10 7/8% Notes...............................    73
INDEPENDENT AUDITORS........................................    73
STOCKHOLDER PROPOSALS.......................................    74
INDEX TO FINANCIAL STATEMENTS...............................   F-1
ANNEX A DIAMOND AGREEMENT...................................   A-1
ANNEX B AMENDMENT NO. 1 TO DIAMOND AGREEMENT................   B-1
ANNEX C OPINION OF DONALDSON, LUFKIN & JENRETTE SECURITIES
  CORPORATION...............................................   C-1
ANNEX D FORM OF REGISTRATION RIGHTS AGREEMENT...............   D-1
ANNEX E SUPPLEMENTAL OPTION AGREEMENT.......................   E-1

                           GLOSSARY OF DEFINED TERMS

     "Acquiring Person" shall mean, for purposes of the Rights Agreement, a person or group of affiliated or associated persons who has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of NTL Common Stock.

     "Amalgamated Company" shall mean the company resulting from the Amalgamation.

     "Amalgamation" shall mean the amalgamation under Bermuda law of Sub with Partners.

     "Amalgamation Agreement" shall mean the Agreement and Plan of Amalgamation, dated as of February 4, 1998, as amended, among NTL, Sub and Partners.

     "BBC" shall mean the British Broadcasting Corporation.

     "Birmingham Cable" shall mean Birmingham Cable Corporation Limited.

     "Birmingham Cable Equity Interest" shall mean Partners' 27.5% interest in Birmingham Cable.

     "BSkyB" shall mean British Sky Broadcasting Limited, the largest provider of multichannel programming in the UK.

     "BT" shall mean British Telecommunications plc, the largest national provider of telecommunications services in the UK.

     "Cable London" shall mean Cable London PLC.

     "Cable London Equity Interest" shall mean Partners' 50% interest in Cable London.

     "Cambridge Cable" shall mean Cambridge Holding Company Limited.

     "CATV" shall mean cable television.

     "CGT" shall mean CGT Family Corporation.

     "CGT Options" shall mean the options to acquire 654,000 Ordinary Shares which were granted by Diamond to CGT pursuant to the Option Agreement.

     "Charter" shall mean NTL's Restated Certificate of Incorporation, as amended.

     "Chase" shall mean The Chase Manhattan Bank.

     "CHD" shall mean Cameron Hall Developments Limited, the majority shareholder in Newcastle United.

     "Closing Date" shall mean the closing date of the Share Exchange.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "ComTel Acquisition" shall mean the acquisition by NTL of ComTel pursuant to the ComTel Agreement with Vision Networks III B.V., a wholly-owned subsidiary of Royal PTT Nederland NV (KPN).

     "ComTel" shall mean the collective operations of ComTel Limited and Telecential Communications.

     "ComTel Agreement" shall mean the acquisition agreement, dated June 16, 1998, between NTL and Vision Networks III B.V., a wholly-owned subsidiary of Royal PTT Nederland NV (KPN), for the acquisition of ComTel.

     "D.F. King" shall mean D.F. King & Co., Inc., NTL's proxy solicitor.

     "DGCL" shall mean the Delaware General Corporation Law.

     "Diamond" shall mean Diamond Cable Communications Plc.

     "Diamond Agreement" shall mean the Share Exchange Agreement, dated as of June 16, 1998, as amended, among NTL and the shareholders of Diamond set forth therein.

     "Diamond Shares" shall mean all of the Ordinary Shares and deferred shares of Diamond.

     "DLJ" shall mean Donaldson, Lufkin & Jenrette Securities Corporation.

     "DLJ Opinion" shall mean the written opinion of DLJ, dated as of June 16, 1998, to the NTL Board in connection with the Share Exchange.

     "DTH" shall mean direct-to-home.

     "DTT" shall mean digital terrestrial television.

     "Eastern Group" shall mean Eastern Group Telecoms Limited.

     "EC" shall mean the European Commission.

     "11 1/2% Notes" shall mean NTL's 11 1/2% Senior Notes Due 2008.

     "EMCG" shall mean East Midlands Cable Group Limited.

     "End Date" shall mean April 30, 1999.

     "Energis" shall mean Energis Communications Limited, a subsidiary of the National Grid Company plc.

     "Equity Interests" shall mean the Cable London Equity Interest and the Birmingham Cable Equity Interest.

     "European Cable" shall mean European Cable Capital Partners, L.P.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "EU" shall mean the European Union.

     "5 1/4% Preferred Stock" shall mean the 5 1/4% Convertible Preferred Stock of NTL.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "ITC" shall mean the Independent Television Commission the regulatory body which oversees and licenses all types of broadcasting in the UK.

     "ITV" shall mean Independent Television.

     "LCL" shall mean EMCG, East Midlands Cable Communications Limited and East Midlands Cable Holdings Limited.

     "LCL Cable" shall mean LCL Cable Communications Limited (now Diamond (Leicester) Limited).

     "Majority Transferors" shall mean the Transferors holding two-thirds or more of the aggregate number of Diamond Shares.

     "Maximum Average Stock Price" shall mean, for purposes of the Diamond Agreement, $52.00 which is subject to certain adjustments, as set forth in the Diamond Agreement.

     "Microsoft" shall mean Microsoft Corporation.

     "NASDAQ" shall mean the Nasdaq National Market.

     "New Credit Facility" shall mean the eight-year term loan facility, dated October 17, 1997, and amended as of June 16, 1998, between Chase and NTL (UK) Group, Inc.

     "Newcastle United" shall mean Newcastle United PLC.

     "9.9% Preferred Stock, Series A" shall mean the 9.9% Nonvoting Mandatorily Redeemable Preferred Stock, Series A, of NTL.

     "9.9% Preferred Stock, Series B" shall mean the 9.9% Nonvoting Mandatorily Redeemable Preferred Stock, Series B, of NTL.

     "NTL" shall mean NTL Incorporated.

     "NTL Board" shall mean the Board of Directors of NTL.

     "NTL By-laws" shall mean the By-laws of NTL.

     "NTL Common Stock" shall mean the common stock, par value $.01 per share, of NTL.

     "NTL Preferred Stock" shall mean the preferred stock, par value $.01 per share, of NTL.

     "OFTEL" shall mean the Office of Telecommunications.

     "Option Agreement" shall mean the Option Agreement, dated January 5, 1995, among Diamond, European Cable and CGT.

     "Ordinary Shares" shall mean the ordinary shares, par value 2.5p per share, in Diamond.

     "Partners" shall mean Comcast UK Cable Partners Limited.

     "Partners Common Shares" shall mean the Class A Common Shares and the Class B Common Shares of Partners.

     "Premium TV" shall mean Premium TV Limited, a wholly-owned subsidiary of NTL.

     "PTO" shall mean public telephone operator.

     "Record Date" shall mean the close of business on Wednesday, January 27, 1999.

     "Registration Rights Agreement" shall mean the registration rights agreement between NTL and each of the Transferors.

     "Required British Approvals" shall mean the approvals of certain British governmental entities which are a condition to the consummation of the Share Exchange.

     "Required Consents" shall mean the consents from certain third parties which are a condition to the consummation of the Share Exchange.

     "Restraints" shall mean any judgment, order, decree, statute, law, ordinance, rule or regulation, entered or enacted, promulgated, enforced or issued by any court or other governmental entity of competent jurisdiction or other legal restraint or prohibition which prevents the consummation of the transactions contemplated by the Diamond Agreement or which otherwise is reasonably likely to have a material adverse effect on NTL or Diamond.

     "Rights Agreement" shall mean the Rights Agreement, dated as of October 13, 1993, between NTL and Continental Stock Transfer & Trust Company.

     "Rights Preferred Stock" shall mean NTL's Series A Junior Participating Preferred Stock.

     "RGU" shall mean revenue generating unit.

     "SARs" shall mean the stock appreciation rights outstanding under the Partners SAR Plan.

     "SDH" synchronous digital hierarchy.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "7% Notes" shall mean NTL's 7% Convertible Subordinated Notes Due 2008.

     "Share Exchange" shall mean the exchange of shares of NTL Common Stock for issued and outstanding Ordinary Shares and deferred shares of Diamond in accordance with the terms of the Diamond Agreement.

     "Share Issuance" shall mean the issuance of shares of NTL Common Stock pursuant to the Diamond Agreement.

     "Special Meeting" shall mean the Special Meeting of Stockholders of NTL to be held at 10:30 a.m., local time, on Friday, March 5, 1999, at the Essex House Hotel, 160 Central Park South, Hyde Park Suite, New York, New York 10019, and any adjournments or postponements thereof.

     "Stockholder Approval" shall be shall mean the required affirmative vote of the holders of a majority of the votes cast on the Share Issuance at the Special Meeting.

     "Supplemental Option Agreement" shall mean the Supplemental Option Agreement, dated June 15, 1998, with respect to the Option Agreement.

     "10 7/8% Notes" shall mean NTL's 10 7/8% Senior Deferred Coupon Notes Due 2003.

     "13% Preferred Stock" shall mean NTL's 13% Senior Redeemable Exchangeable Preferred Stock.

     "Transferors" shall mean the shareholders of Diamond set forth in the Diamond Agreement with whom NTL entered into the Diamond Agreement.

     "Transferors' Representative" shall mean European Cable Capital Partners, L.P., as representative of the Transferors.

     "12 3/8% Notes" shall mean NTL's 12 3/8% Senior Deferred Coupon Notes Due 2008.

     "UK" shall mean the United Kingdom.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement. It is not, and is not intended to be, complete in itself. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained elsewhere in this Proxy Statement, including the Annexes hereto which are a part of this Proxy Statement. Stockholders of NTL are encouraged to read carefully all of the information contained in this Proxy Statement.

     STOCKHOLDERS OF NTL SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN UNDER THE HEADING "RISK FACTORS" IN ADDITION TO THE OTHER INFORMATION PRESENTED HEREIN.

THE COMPANIES

     NTL. NTL is a leading communications company in the UK, providing residential, business and wholesale customers with the following services: (i) Residential Telecoms and Televisions Services, including residential telephony, cable television ("CATV") and Internet access services; (ii) National Telecoms Services, including national business telecoms, national and international carrier telecommunications, and satellite and radio communications services; and
(iii) Broadcast Services, including digital and analog television and radio broadcast transmission services.

     NTL provides its broad range of services over local, national and international network infrastructure. NTL operates (i) advanced local broadband networks serving entire communities throughout NTL's regional franchise areas,
(ii) the UK's first synchronous digital hierarchy ("SDH") backbone telecommunications network, as well as satellite earth stations and radio communications facilities from NTL's tower sites across the UK and (iii) a broadcast transmission network which provides national, regional and local analog and digital transmission services to customers throughout the UK.

     In March 1997, NTL changed its name from International CableTel Incorporated ("ICTI") to NTL Incorporated to reflect the integration of the services provided by NTL following its acquisition of NTL Group Limited in 1996, and to capitalize on NTL Group Limited's 30-year history in the UK as a provider of reliable communications services.

     The mailing address and telephone number of the principal executive offices of NTL is 110 East 59th Street, New York, New York 10022 and (212) 906-8440. NTL was incorporated in April 1993 under the laws of the State of Delaware. See "BUSINESS OF NTL."

     Diamond. Diamond is a public limited company incorporated under the laws of England and Wales and is a holding company which holds all of the shares of
(i) Diamond Cable Communications (UK) Limited (formerly Diamond Cable (Nottingham) Limited) and its subsidiaries and (ii) a group of companies comprising East Midlands Cable Group Limited ("EMCG"), East Midlands Cable Communications Limited and East Midlands Cable Holdings Limited (collectively, "LCL"), in both cases through intermediate holding companies, Diamond Holdings plc and Jewel Holdings Limited.

     Diamond operates a telecommunications and cable television business focused on the East Midlands area of England and is currently constructing a broadband fiber-optic network to serve approximately 1.2 million homes and an estimated 60,600 businesses within its contiguous franchise areas. As of September 30, 1998, Diamond's cable television and telecommunications network had passed by civils construction approximately 666,400 homes and an estimated 29,700 businesses, of which portions of the network passing approximately 644,700 homes and an estimated 29,000 businesses had been activated. As of such date, Diamond also had approximately 214,600 residential telephone lines, 106,700 cable television subscribers and 36,200 business telephone lines. Through such date, L531 million had been invested (at original cost) in the construction of the network and related systems.

     The mailing address and telephone number of the principal executive offices of Diamond is Diamond Plaza, Daleside Road, Nottingham NG2 3GG, England and 44-115-912-2217. See "BUSINESS OF DIAMOND."

THE SPECIAL MEETING

     Purpose, Time and Place. The Special Meeting will be held at 10:30 a.m., local time, on Friday, March 5, 1999, at the Essex House Hotel, 160 Central Park South, Hyde Park Suite, New York, New York 10019, to consider and vote upon a proposal to approve the Share Issuance (defined above as the issuance of shares of NTL Common Stock pursuant to the Diamond Agreement). Holders of NTL Common Stock will also consider and vote upon all other matters as may properly be brought before the Special Meeting. See "THE SPECIAL MEETING -- Purpose, Time and Place."

     Record Date. Only holders of record of NTL Common Stock at the close of business on Wednesday, January 27, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. On such date, there were approximately 60.5 million outstanding shares of NTL Common Stock, held by 585 holders of record. Each such share entitles the registered holder thereof to one vote. See "THE SPECIAL MEETING -- Record Date; Voting Rights."

     Quorum. The holders of a majority of the shares of NTL Common Stock outstanding and entitled to vote must be present in person or by proxy at the Special Meeting in order for a quorum to be present. Abstentions and broker non-votes will be treated as shares of NTL Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting. See "THE SPECIAL MEETING -- Quorum."

     Required Vote. Approval of the Share Issuance at the Special Meeting requires the affirmative vote of the holders of a majority of the votes cast on the Share Issuance (the "Stockholder Approval"). Under applicable Delaware law, in determining whether the Share Issuance has received the requisite number of affirmative votes, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote. As of the Record Date, directors and executive officers of NTL and their affiliates were the beneficial owners of an aggregate of approximately 3.4 million (approximately 5.6%) of the shares of NTL Common Stock then outstanding and eligible to vote. It is expected that all of such shares will be voted for approval of the Share Issuance. Consummation of the Share Exchange requires no vote of the shareholders of Diamond. See "THE SPECIAL MEETING -- Required Vote."

     Proxies. Any stockholder of NTL who executes and returns a proxy may revoke it at any time before it is voted at the Special Meeting by (i) delivering to the Secretary of NTL, prior to the Special Meeting, a written notice of revocation bearing a later date or time than the date or time of the proxy being revoked, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked or (iii) voting in person at the Special Meeting. A stockholder's attendance at the Special Meeting will not by itself revoke a proxy given by such stockholder. See "THE SPECIAL MEETING -- Proxies."

THE SHARE EXCHANGE AND THE DIAMOND AGREEMENT

     General. Upon the terms and subject to the conditions contained in the Diamond Agreement, on the closing date of the Share Exchange (the "Closing Date"), each shareholder of Diamond (each, a "Transferor") will exchange, convey, transfer, assign and deliver to NTL with full title guarantee, and NTL will acquire, all of the Diamond Shares set forth opposite such Transferor's name in the Diamond Agreement. NTL is not obligated to complete the acquisition of any of the Diamond Shares unless the acquisition of all the Diamond Shares is completed simultaneously. The Closing Date will occur on the third business day following the satisfaction or waiver of the conditions set forth in the Diamond Agreement, unless another time or date is agreed to by NTL and European Cable Capital Partners, L.P. ("European Cable"), as representative of the Transferors (the "Transferors' Representative"). Deferred shares of Diamond entitle holders thereof to receive upon liquidation their nominal value of 25p per share only after holders of the Ordinary Shares have received a liquidation payment of L100,000 for each such share. See "THE SHARE EXCHANGE -- General."

     Consideration for Diamond Shares. Upon the terms and subject to the conditions contained in the Diamond Agreement, on the Closing Date, NTL will transfer to each Transferor consideration consisting of one share of NTL Common Stock for (i) each deferred share and (ii) each four Ordinary Shares; provided, however, that the consideration for each four Ordinary Shares will be adjusted as follows: (A) if the Closing

Date occurs within four months of the date of the Diamond Agreement, and the average sales price of the NTL Common Stock, as calculated pursuant to the Diamond Agreement, is $52.00 or more, the number of shares of NTL Common Stock to be transferred for each four Ordinary Shares will be decreased such that the value of such consideration will not exceed $52.00 (the "Maximum Average Stock Price"); (B) if the Closing Date occurs after October 16, 1998 and prior to February 1, 1999, the Maximum Average Stock Price will increase by $.50 on October 16, 1998, and on each subsequent monthly anniversary date thereof until the Closing Date; and (C) if the Closing Date occurs on February 1, 1999 or thereafter, the Maximum Average Stock Price will be $65.00. Because more than four months have passed since June 16, 1998, the date of the Diamond Agreement, and the Closing Date will not occur prior to February 1, 1999, subparagraphs (A) and (B) above are no longer applicable adjustment mechanisms with respect to determining the Maximum Average Stock Price.

     There are currently approximately 60.7 million fully diluted Ordinary Shares of Diamond outstanding which are held by 14 shareholders. It is anticipated that no more than approximately 15.2 million shares of NTL Common Stock will be issued in connection with the Share Exchange. On June 15, 1998, the last trading day prior to the public announcement of the execution of the Diamond Agreement, the composite closing price of the NTL Common Stock, as reported on the NASDAQ, was $41.50 per share. There is no established public trading market for the Diamond Shares. See "THE SHARE EXCHANGE -- Consideration for Diamond Shares."

     No Fractional Shares. No fractional shares of NTL Common Stock will be issued in the Share Exchange. The Transferors will be paid cash in lieu of such fractional shares. See "THE DIAMOND AGREEMENT -- No Fractional Shares."

     Recommendation of the NTL Board. The NTL Board has unanimously determined that the Share Issuance is in the best interests of NTL and its stockholders and has approved the Diamond Agreement. THE NTL BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF NTL VOTE IN FAVOR OF THE SHARE ISSUANCE AT THE SPECIAL MEETING. The NTL Board's recommendation is based upon a number of factors described in this Proxy Statement. See "THE SHARE EXCHANGE -- NTL's Reasons for the Share Exchange; Recommendation of the NTL Board."

     Opinion of NTL's Financial Advisor. Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") has acted as financial advisor to NTL in connection with the Share Exchange and has delivered its written opinion, dated as of June 16, 1998 (the "DLJ Opinion"), to the NTL Board to the effect that, as of such date, and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the consideration to be paid to the Transferors in connection with the Share Exchange was fair to NTL from a financial point of view. The full text of the DLJ Opinion, which sets forth a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken in connection with such opinion, is attached hereto as Annex C and should be read carefully in its entirety. The DLJ Opinion was prepared for the NTL Board and addresses only the fairness to NTL from a financial point of view of the consideration to be paid to the Transferors in connection with the Share Exchange, does not address any other aspect of the Share Exchange or any related matters and does not constitute a recommendation to any stockholder as to how such stockholder should vote at the Special Meeting. See "THE SHARE EXCHANGE -- Opinion of NTL's Financial Advisor."

     Accounting Treatment. The Share Exchange will be accounted for by NTL under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended. Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values. See "THE SHARE EXCHANGE -- Accounting Treatment."

     Conditions Precedent to the Share Exchange. The obligations of NTL and each of the Transferors to effect the Share Exchange are subject to, among other things, the satisfaction or waiver on or prior to the Closing Date of certain conditions, including without limitation, (i) the obtaining of the Stockholder Approval; (ii) the obtaining of the Required British Approvals (as defined herein); (iii) the obtaining of all other governmental and regulatory approvals required to be obtained by Diamond, NTL or any of their subsidiaries, except where the failure to obtain such approvals is not reasonably expected to have a material adverse effect (as defined in the Diamond Agreement) on NTL or Diamond or which will not result in a material violation of any laws; (iv) the absence of any Restraint (as defined herein) in effect which prevents the consummation of the transactions contemplated by the Diamond Agreement or which is reasonably likely to have a material adverse effect on Diamond or NTL; (v) the quotation on the NASDAQ, subject only to official notice of issuance, of the shares of NTL Common Stock constituting the Share Issuance and the shares of NTL Common Stock issuable upon exercise of the adjusted Stock Options (as defined herein); and (vi) the obtaining of all required consents (the "Required Consents") from certain third parties.

     The obligation of NTL to effect the Share Exchange is also subject to the satisfaction or waiver of certain additional conditions, including with respect to the accuracy of the representations and warranties of the Transferors and the performance in all material respects of the obligations of the Transferors under the Diamond Agreement.

     The obligation of the Transferors to effect the Share Exchange is also subject to the satisfaction or waiver of certain additional conditions, including with respect to the accuracy of the representations and warranties of NTL, the performance in all material respects of the obligations of NTL under the Diamond Agreement, NTL's entrance into a registration rights agreement (the "Registration Rights Agreement") with each of the Transferors and the receipt by the Transferors of an opinion of Sullivan & Cromwell, counsel to Diamond, relating to certain tax matters. See "THE DIAMOND AGREEMENT -- Conditions Precedent to the Share Exchange."

     Termination of the Diamond Agreement; Fees and Expenses. The Diamond Agreement may be terminated at any time prior to the Closing Date:

     (i) by mutual written consent of NTL and the Transferors holding two-thirds or more of the aggregate number of Diamond Shares (the "Majority Transferors");

     (ii) by either NTL or the Majority Transferors if (A) the Closing Date has not occurred by April 30, 1999 (the "End Date"), except if such failure is due to a material breach of the Diamond Agreement by the party seeking to terminate,
(B) the Stockholder Approval has not been obtained or (C) any Restraint which prevents the consummation of the Share Exchange or which otherwise is reasonably likely to have a material adverse effect on Diamond or NTL is in effect and has become final and nonappealable;

     (iii) by either NTL or the Transferors if the other party has breached or failed to perform in any material respect any of their respective representations or warranties, covenants or other agreements contained in the Diamond Agreement, which breach or failure to perform would give rise to the failure of a condition set forth in the Diamond Agreement, and such condition is incapable of being satisfied by the End Date; and

     (iv) by the Majority Transferors if (A) as of a date not more than three business days before the expected Closing Date, the NTL Average Stock Price determined as of such date is less than $36.00, (B) notice has been provided to NTL under the Diamond Agreement of an intent to terminate and (C) within one business day of receipt of such notice, NTL has not offered (by notice to the Majority Transferors) to increase the consideration payable per each four Ordinary Shares such that the value of such consideration shall be $36.00 per four Ordinary Shares or more at such time.

     See "THE DIAMOND AGREEMENT -- Termination." The Diamond Agreement provides that all fees and expenses incurred in connection with the Share Exchange, the Diamond Agreement and the transactions contemplated by the Diamond Agreement will be paid by the party incurring such fees and expenses, whether or not the Share Exchange is consummated. The Transferors have represented and warranted that no such fees and expenses have been or will be borne by Diamond or any of its subsidiaries. See "THE DIAMOND AGREEMENT -- Fees and Expenses."

     Governmental and Regulatory Approvals. The consummation of the Share Exchange is conditioned upon certain regulatory approvals, including the Required British Approvals. All of the Required British Approvals have already been obtained. Under the Diamond Agreement, NTL and the Transferors have agreed to use reasonable best efforts to obtain all necessary actions or nonactions, waivers, consents and approvals from governmental entities and to make all necessary registrations and filings with any governmental entity in order to consummate the Share Exchange. It is a condition to the parties' respective obligations to consummate the Share Exchange that all necessary consents, approvals and actions of, and filings with and notices to any governmental entity be obtained. See "THE SHARE
EXCHANGE -- Governmental and Regulatory Approvals."

     Risk Factors. For a description of certain significant considerations in connection with the Share Exchange and related matters described in this Proxy Statement, see "RISK FACTORS."

CERTAIN AGREEMENTS RELATED TO THE SHARE EXCHANGE

     The Registration Rights Agreement. The Diamond Agreement requires that, on or prior to the Closing Date, NTL will enter into the Registration Rights Agreement with each of the Transferors, pursuant to which NTL will be obligated to register for resale the shares of NTL Common Stock issued to each of the Transferors as consideration in connection with the Share Exchange. See "CERTAIN AGREEMENTS RELATED TO THE SHARE EXCHANGE -- The Registration Rights Agreement."

     The Supplemental Option Agreement. Pursuant to the Diamond Agreement, NTL, Diamond, European Cable and CGT Family Corporation ("CGT") have entered into a Supplemental Option Agreement, dated June 15, 1998 (the "Supplemental Option Agreement"), with respect to the Option Agreement, dated January 5, 1995 (the "Option Agreement"), among Diamond, European Cable and CGT pursuant to which Diamond granted to CGT options to acquire 654,000 Ordinary Shares (the "CGT Options"). The Supplemental Option Agreement provides, among other things, that CGT will, prior to but conditional upon the closing of the Share Exchange, (i) exercise in full the CGT Options or (ii) release in full the CGT Options in return for shares of NTL Common Stock as contemplated by the Diamond Agreement. See "THE DIAMOND AGREEMENT -- Stock Options and Stock Appreciation Rights" and "CERTAIN AGREEMENTS RELATED TO THE SHARE EXCHANGE -- The Supplemental Option Agreement."

RECENT DEVELOPMENTS

     Strategic Partnership with Microsoft. On January 25, 1999, Microsoft Corporation ("Microsoft") and NTL agreed to jointly develop new, broadband services for delivery to customers in the UK and Ireland. In addition, on January 28, 1999, Microsoft purchased $500 million in NTL Preferred Stock. See "RECENT DEVELOPMENTS -- Strategic Partnership with Microsoft."

     Eastern Group Acquisition. On December 22, 1998, NTL acquired Eastern Group Telecoms Limited ("Eastern Group") from Eastern Group plc for L60 million in cash and L31 million in NTL Preferred Stock. See "RECENT
DEVELOPMENTS -- Eastern Group Acquisition."

     Newcastle United Share Acquisition. On December 17, 1998, Premium TV Limited ("Premium TV"), a wholly-owned subsidiary of NTL, acquired 9,000,000 shares, or 6.3%, of Newcastle United PLC ("Newcastle United") from Cameron Hall Developments Limited ("CHD"), the majority shareholder in Newcastle United, at a price of 111.7p per share. See "RECENT DEVELOPMENTS -- Newcastle United Share Acquisition."

     Offering of 7% Notes. On December 16, 1998, NTL issued and sold $600 million aggregate principal amount of its 7% Convertible Subordinated Notes Due 2008 (the "7% Notes") in transactions exempt from the registration requirements of the Securities Act. Cash interest is payable semiannually on June 15 and December 15 of each year, commencing June 15, 1999. The 7% Notes mature on December 15, 2008. The 7% Notes are convertible at the option of the holder thereof at any time after 90 days following the date of original issuance, unless previously redeemed, into shares of NTL Common Stock at a conversion price of $61.25 per share, subject to adjustment in certain circumstances. The 7% Notes are redeemable, in whole or in part, at NTL's option, at any time on or after December 15, 2001, at the redemption prices set forth in the indenture governing such 7% Notes. See "RECENT DEVELOPMENTS -- Offering of 7% Notes."

     Offerings of 11 1/2% Notes and 12 3/8% Notes. On November 2, 1998, NTL issued and sold $625 million aggregate principal amount of its 11 1/2% Senior Notes Due 2008 (the "11 1/2% Notes"). The 11 1/2% Notes carry a cash-pay current coupon. NTL used the net proceeds of the 11 1/2% Notes to partially repay indebtedness outstanding under the New Credit Facility (as hereinafter defined). The 11 1/2% Notes were offered in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

     On November 6, 1998, NTL issued and sold $450 million in aggregate principal amount at maturity of 12 3/8% Senior Deferred Coupon Notes Due 2008 (the "12 3/8% Notes"). Cash interest will not accrue on the 12 3/8% Notes prior to October 1, 2003. NTL used a portion of the net proceeds of the 12 3/8% Notes to repay the indebtedness remaining under the New Credit Facility after application of a portion of the net proceeds from the offering of the 11 1/2% Notes. The 12 3/8% Notes were offered in transactions exempt from, or not subject to, the registration requirements of the Securities Act. See "RECENT DEVELOPMENTS -- Offerings of 11 1/2% Notes and 12 3/8% Notes."

     Partners Acquisition. On October 29, 1998, NTL acquired Comcast UK Cable Partners Limited, a Bermuda corporation ("Partners"), pursuant to an Agreement and Plan of Amalgamation, dated February 4, 1998, as amended (the "Amalgamation Agreement"), among NTL, a subsidiary of NTL ("Sub") and Partners, pursuant to which, among other things, Sub was amalgamated with Partners (the "Amalgamation"), and the separate existence of Sub and Partners continue in the form of the company resulting from the Amalgamation. Under the terms of the Amalgamation Agreement, shareholders of Partners received .3745 shares of NTL Common Stock for each of the issued and outstanding Class A Common Shares, par value L.01 per share, and Class B Common Shares, par value L.01 per share, of Partners (collectively, the "Partners Common Shares"), an aggregate of approximately 18,764,000 shares of NTL Common Stock. See "RECENT
DEVELOPMENTS -- Partners Acquisition."

     ComTel Acquisition. Pursuant to an acquisition agreement (the "ComTel Agreement"), dated June 16, 1998, with Vision Networks III B.V., a wholly-owned subsidiary of Royal PTT Nederland NV (KPN), NTL acquired the operations of ComTel Limited and Telecential Communications (collectively, "ComTel") for a total of approximately L550 million in two stages (the "ComTel Acquisition"). In the first stage, NTL acquired certain of the ComTel properties for L275 million in cash. In the second stage, which was completed on September 22, 1998, NTL acquired the remaining ComTel properties for L200 million in cash and L75 million in NTL Preferred Stock. See "RECENT DEVELOPMENTS -- ComTel Acquisition."

     Redemption of 10 7/8% Notes. On June 10, 1998, NTL provided to the trustee of NTL's 10 7/8% Senior Deferred Coupon Notes due 2003 (the "10 7/8% Notes") a notice that NTL would redeem such 10 7/8% Notes on October 15, 1998. NTL used cash on hand to deposit in trust with such trustee an amount equal to approximately $218.6 million (103.107% of accreted value) to pay the redemption price (including principal) on such 10 7/8% Notes, thereby defeasing certain of its obligations under the indenture governing such 10 7/8% Notes. In July 1998, using funds so deposited with the trustee, NTL purchased from one holder for $65 million a portion of the 10 7/8% Notes with an accreted value of $62.2 million. On October 15, 1998, all of the remaining outstanding 10 7/8% Notes were redeemed. See "RECENT DEVELOPMENTS -- Redemption of 10 7/8% Notes."

                    SUMMARY HISTORICAL FINANCIAL DATA OF NTL

     The following table sets forth summary financial data for the nine months ended September 30, 1998 and 1997 and for each of the five years in the period ended December 31, 1997. This information has been derived from, and should be read in conjunction with, the consolidated financial statements and notes thereto included herein.

                                   NINE MONTHS ENDED
                                     SEPTEMBER 30,                      YEAR ENDED DECEMBER 31,
                                 ---------------------   ------------------------------------------------------
                                   1998        1997        1997       1996(1)      1995       1994       1993
                                 ---------   ---------   ---------   ---------   --------   --------   --------
                                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
  Operating revenues...........  $ 484,590   $ 348,373   $ 491,775   $ 228,343   $ 33,741   $ 13,745   $ 10,078
  (Loss) before extraordinary
     item......................   (331,866)   (256,792)   (328,557)   (254,454)   (90,785)   (29,573)   (11,076)
  Net (loss)...................   (336,105)   (256,792)   (333,057)   (254,454)   (90,785)   (29,573)   (11,076)
  Basic and diluted net (loss)
     per common share:
  (Loss) before extraordinary
     item(2)...................      (9.17)      (8.26)     (10.60)      (8.20)     (3.01)      (.98)      (.83)
  Net (loss) per common
     share(2)..................      (9.29)      (8.26)     (10.74)      (8.20)     (3.01)      (.98)      (.83)
  Weighted average number of
     common shares used in the
     computation of basic and
     diluted net loss per
     common share(2)...........     37,436      32,101      32,117      31,041     30,190     30,175     13,327

                                            AS OF                           AS OF DECEMBER 31,
                                        SEPTEMBER 30,   ----------------------------------------------------------
                                            1998           1997       1996(1)        1995        1994       1993
                                        -------------   ----------   ----------   ----------   --------   --------
BALANCE SHEET DATA:
  Working capital (deficiency)........   $  350,878     $  (52,344)  $  242,102   $   76,128   $251,544   $410,421
  Fixed assets, net...................    3,134,655      1,756,985    1,459,528      639,674    191,725     36,422
  Total assets........................    4,622,238      2,421,639    2,454,611    1,010,669    664,366    594,976
  Long-term debt......................    3,885,489      2,015,057    1,732,168      513,026    143,488    130,553
  Senior Redeemable Exchangeable
     Preferred Stock..................      120,044        108,534           --           --         --         --
  Shareholders' equity (deficiency)...      (24,259)       (61,668)     328,114      339,257    436,534    452,402

---------------
 (1) In May 1996, NTL purchased NTL Group Limited for an aggregate purchase price of approximately $439 million, including goodwill of approximately $263 million. The net assets and results of operations of NTL Group Limited are included in the consolidated financial statements from the date of the acquisition.

 (2) After giving retroactive effect to the four-for-three stock split by way of stock dividend paid in August 1995, NTL did not declare or pay any cash dividends during the years indicated.

                  SUMMARY HISTORICAL FINANCIAL DATA OF DIAMOND

     The following table sets forth summary financial data for the nine months ended September 30, 1998 and 1997 and for each of the five years in the period ended December 31, 1997. This information has been derived from, and should be read in conjunction with, the consolidated financial statements and notes thereto included herein.

                                                          YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------
                                      1993       1994      1995(1)      1996        1997       1997(2)
                                     -------   --------   ---------   ---------   ---------   ---------
                                                               (IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
Revenue:
Business telecommunications........  L 1,237   L  3,402   L   5,852   L   9,763   L  14,208   $  24,146
Residential telephone..............    1,251      2,545       6,662      17,723      29,495      50,127
Cable television...................      719      1,324       3,479      10,091      16,602      28,215
Other revenues.....................       20         35          --          --          --          --
                                     -------   --------   ---------   ---------   ---------   ---------
Total revenues.....................  L 3,227   L  7,306   L  15,993   L  37,577   L  60,305   $ 102,488
                                     =======   ========   =========   =========   =========   =========
Operating costs and expenses:
Telephone..........................   (1,097)    (3,067)     (5,454)     (9,776)    (12,088)    (20,544)
Programming........................     (324)      (701)     (1,844)     (6,041)     (9,749)    (16,568)
Selling, general and
  administrative...................   (1,632)    (4,562)    (13,020)    (22,391)    (27,192)    (46,213)
Depreciation and amortization......   (2,520)    (4,038)     (8,867)    (21,380)    (27,620)    (46,940)
                                     -------   --------   ---------   ---------   ---------   ---------
Total operating costs and
  expenses.........................   (5,573)   (12,368)    (29,185)    (59,588)    (76,649)   (130,265)
                                     -------   --------   ---------   ---------   ---------   ---------
Operating loss.....................   (2,346)    (5,062)    (13,192)    (22,011)    (16,344)    (27,777)
Interest income....................       --      1,415       3,887       3,441       6,440      10,945
Interest expense, and amortization
  of debt discount and expenses....     (231)    (3,836)    (17,118)    (40,334)    (66,367)   (112,791)
Foreign exchange gains/(losses)
  net..............................     (221)    (1,196)        925      31,018     (12,555)    (21,337)
Unrealized gains/(losses) on
  derivative financial
  instruments......................       --         --        (868)     (7,944)        669       1,137
Other expenses.....................       --         --      (1,241)         --          --          --
Realized gains on derivative
  financial instrument.............       --         --          --          --      11,553      19,634
                                     -------   --------   ---------   ---------   ---------   ---------
Loss before income taxes...........   (2,798)    (8,679)    (27,607)    (35,830)    (76,604)   (130,189)
Income taxes.......................       --         --          --          --          --          --
                                     -------   --------   ---------   ---------   ---------   ---------
Net loss...........................  L(2,798)  L (8,679)  L (27,607)  L (35,830)  L (76,604)  $(130,189)
                                     =======   ========   =========   =========   =========   =========
BALANCE SHEET DATA:
Property and equipment, net........  L18,021   L 35,127   L 163,721   L 277,301   L 365,636   $ 621,398
Total assets.......................   19,882    138,606     374,172     416,819     556,357     945,529
Total debt(3)......................   21,889    103,068     319,492     325,041     545,325     926,780
Shareholders' equity(4)............   (5,660)    26,092      25,133      54,100     (22,511)    (38,257)

                                      NINE MONTHS ENDED SEPTEMBER 30,
                                     ---------------------------------
                                       1997       1998       1998(2)
                                     --------   ---------   ----------
                                              (IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
Revenue:
Business telecommunications........  L 10,217   L  13,650   $   23,198
Residential telephone..............    20,450      32,806       55,754
Cable television...................    11,884      17,466       29,683
Other revenues.....................        --          --           --
                                     --------   ---------   ----------
Total revenues.....................  L 42,551   L  63,922   $  108,635
                                     ========   =========   ==========
Operating costs and expenses:
Telephone..........................    (8,710)    (12,390)     (21,057)
Programming........................    (6,918)     (9,450)     (16,060)
Selling, general and
  administrative...................   (19,694)    (27,430)     (46,617)
Depreciation and amortization......   (20,057)    (30,501)     (51,836)
                                     --------   ---------   ----------
Total operating costs and
  expenses.........................   (55,379)    (79,771)    (135,570)
                                     --------   ---------   ----------
Operating loss.....................   (12,828)    (15,849)     (26,935)
Interest income....................     4,837      10,264       17,444
Interest expense, and amortization
  of debt discount and expenses....   (43,075)    (61,984)    (105,342)
Foreign exchange gains/(losses)
  net..............................   (22,180)     21,071       35,810
Unrealized gains/(losses) on
  derivative financial
  instruments......................     2,904          --           --
Other expenses.....................        --          --           --
Realized gains on derivative
  financial instrument.............    11,553         412          700
                                     --------   ---------   ----------
Loss before income taxes...........   (58,789)    (46,086)     (78,323)
Income taxes.......................        --          --           --
                                     --------   ---------   ----------
Net loss...........................  L(58,789)  L (46,086)  $  (78,323)
                                     ========   =========   ==========
BALANCE SHEET DATA:
Property and equipment, net........  L337,913   L 442,330   $  751,740
Total assets.......................   570,775     744,411    1,265,126
Total debt(3)......................   540,403     772,505    1,312,872
Shareholders' equity(4)............    (5,189)    (71,420)    (121,378)

---------------
(1) The 1995 Group financial data includes the financial results of LCL from October 1, 1995.

(2) Translated, solely for the convenience of the reader, at a rate of $1.6995 = L1.00, the Noon Buying Rate on September 30, 1998.

(3) Total debt at December 31, 1994 consisted of the accreted value of Diamond's 13 1/4% Senior Discount Notes Due September 30, 2000 (the "1994 Notes") and capital lease obligations. Total debt at December 31, 1995 and 1996 consisted of the accreted value of the 1994 Notes, the accreted value of Diamond's 11 3/4% Senior Discount Notes Due December 15, 2005 (the "1995 Notes") and capital lease obligations and the mortgage loan. Total debt at September 30, 1997 and December 31, 1997 included, in addition to such indebtedness, the accreted value of Diamond's 10 3/4% Senior Discount Notes Due February 15, 2007 (the "1997 Notes"). Total debt at September 30, 1998 included all such indebtedness and the principal amount of Diamond's 10% Senior Notes Due February 1, 2008, and 9 1/8% Senior Notes Due February 1, 2008 (collectively, the "1998 Notes").

(4) The Group raised additional equity financing of L40.4 million, L27.0 million and L64.6 million in the years ended December 31, 1994, 1995 and 1996, respectively.

                        SUMMARY PRO FORMA FINANCIAL DATA

     The acquisition of Diamond requires, among other things, the approval of the stockholders of NTL, as described in this Proxy Statement. Therefore, the following pro forma financial data gives effect to the acquisition of Diamond, as well as the ComTel Acquisition and the Amalgamation which were recently completed.

     The following table sets forth pro forma financial data for the nine months ended September 30, 1998 and for the year ended December 31, 1997, after giving effect to the acquisitions of Diamond, ComTel and Partners. This information should be read in conjunction with the pro forma condensed combined financial data included herein. See "UNAUDITED PRO FORMA FINANCIAL DATA."

                                                             NINE MONTHS ENDED        YEAR ENDED
                                                             SEPTEMBER 30, 1998    DECEMBER 31, 1997
                                                             ------------------    -----------------
INCOME STATEMENT DATA:
  Operating revenues.......................................      $ 779,537            $  766,314
  Net (loss)...............................................       (688,372)             (852,809)
BASIC AND DILUTED NET (LOSS) PER COMMON SHARE:
  Net (loss) per common share..............................          (9.64)               (12.91)
  Weighted average number of common shares used in the
     computation of basic and diluted net loss per common
     share.................................................         71,377                66,058

                                                                    AS OF
                                                              SEPTEMBER 30, 1998
                                                              ------------------
BALANCE SHEET DATA:
  Working capital...........................................      $  806,776
  Fixed assets, net.........................................       4,640,171
  Total assets..............................................       8,136,552
  Long-term debt............................................       5,678,111
  Shareholders' equity......................................       1,196,562

                   SUMMARY PRO FORMA PER SHARE AND OTHER DATA

     The following table presents the net loss and book value per share of NTL and Diamond, on a pro forma basis for NTL and an equivalent pro forma basis for Diamond. Pro forma data for NTL was derived by combining the historical financial statements of NTL, ComTel, Partners and Diamond's historical financial information, giving effect to the acquisitions using the purchase method of accounting. Equivalent pro forma information for Diamond is presented on an equivalent share basis, which reflects NTL's pro forma amounts multiplied by the exchange ratio of shares of NTL Common Stock for each Diamond Share, based on the closing price of NTL Common Stock on June 15, 1998 of $41.50 per share. See the footnotes to "UNAUDITED PRO FORMA FINANCIAL DATA" for assumptions used.

     Pro forma income statement-related per share amounts have been prepared as if the acquisitions of Diamond, ComTel and Partners had occurred at the beginning of the earliest period presented. Pro forma book value per share amounts give effect to the Share Exchange as though it had been consummated on the date indicated.

     The information set forth below should be read in conjunction with the "UNAUDITED PRO FORMA FINANCIAL DATA" included herein and the respective audited consolidated financial statements and notes thereto of NTL, Partners, ComTel and Diamond which are also included herein.

                                                           NINE MONTHS
                                                              ENDED
                                                          SEPTEMBER 30,   YEARS ENDED DECEMBER 31,
                                                          -------------   -------------------------
                                                              1998         1997      1996     1995
                                                          -------------   -------   ------   ------
HISTORICAL:
NTL COMMON STOCK
Net loss per share
  Historical............................................     $(9.29)      $(10.74)  $(8.20)  $(3.01)
Book value per share (at end of period)
  Historical............................................      (0.59)        (1.91)   10.23    11.24
DIAMOND SHARES
Net loss per share
  Historical............................................      (1.29)        (2.12)   (1.09)   (1.15)
Book value/(deficiency) per share (at end of period)
  Historical............................................      (2.05)        (0.62)    1.57     0.89

PRO FORMA COMTEL, PARTNERS AND DIAMOND:
NTL COMMON STOCK
Net loss per share
  Pro forma.............................................      (9.64)       (12.91)
Book value per share (at end of period)
  Pro forma.............................................      21.15
DIAMOND SHARES
Net loss per share
  Equivalent Pro forma..................................      (2.41)        (3.23)
Book value per share (at end of period)
  Equivalent Pro forma..................................       5.29

                                  RISK FACTORS

     In considering whether to approve the Share Issuance, stockholders of NTL should consider carefully, among other things, the following discussion of risks.

FIXED RATIOS DESPITE CHANGE IN RELATIVE STOCK PRICES

     The consideration to be paid to the Transferors in connection with the Share Exchange is expressed in the Diamond Agreement as a fixed ratio of shares of NTL Common Stock to Diamond Shares. However, the Diamond Agreement provides for adjustment of the consideration for each four Ordinary Shares as follows:
(i) if the Closing Date occurs within four months of the date of the Diamond Agreement, and the average sales price of the NTL Common Stock, as calculated pursuant to the Diamond Agreement, is $52.00 or more, the number of shares of NTL Common Stock to be transferred for each four Ordinary Shares will be decreased such that the value of such consideration will not exceed the Maximum Average Stock Price ($52.00); (ii) if the Closing Date occurs after October 16, 1998 and prior to February 1, 1999, the Maximum Average Stock Price will increase by $.50 on October 16, 1998, and on each subsequent monthly anniversary date thereof until the Closing Date; and (iii) if the Closing Date occurs on February 1, 1999 or thereafter, the Maximum Average Stock Price will be $65.00. Because more than four months have passed since June 16, 1998, the date of the Diamond Agreement, and the Closing Date will not occur prior to February 1, 1999, subparagraphs (i) and (ii) above are no longer an applicable adjustment mechanisms with respect to determining the Maximum Average Stock Price.

     Moreover, the Majority Transferors may terminate the Diamond Agreement at any time prior to the Closing Date if, as of a date not more than three business days before the expected Closing Date, the purchase price per four Ordinary Shares falls below $36.00, subject to NTL's right to adjust the consideration payable per each four Ordinary Shares such that the Transferors would receive an amount of NTL Common Stock having a value of $36.00 or more per four Ordinary Shares. On January 27, 1999, the composite closing price of the NTL Common Stock was $77.00 per share. However, the price of NTL Common Stock at the Closing Date will vary from its price at the date of this Proxy Statement and at the date of the Special Meeting. Such variations may be the result of changes in business, operations or prospects of NTL or Diamond, market assessments of the likelihood that the Share Exchange will be consummated and the timing thereof, regulatory considerations, general market and economic conditions and other factors. Because the Closing Date will occur at a date later than the Special Meeting, there can be no assurance that the price of NTL Common Stock on the date of the Special Meeting will be indicative of its price at the Closing Date. The Closing Date will occur on the third business day after the day in which all of the conditions set forth in the Diamond Agreement have been satisfied or waived, unless NTL and the Transferors' Representative otherwise agree. Stockholders of NTL are urged to obtain current market quotations for the NTL Common Stock. See "THE DIAMOND AGREEMENT -- Consideration for Diamond Shares" and
"-- Termination."

RISKS RELATED TO DIAMOND INDENTURES

     Under the terms of the indentures (the "Diamond Indentures") governing the terms of Diamond's 10% Senior Notes Due 2008, 9 1/8% Senior Notes Due 2008,
10 3/4% Senior Discount Notes Due 2007, 11 3/4% Senior Discount Notes Due 2005 and 13 1/4% Senior Discount Notes Due 2004 (collectively, the "Diamond Notes"), the Share Exchange will constitute a "Change of Control." In general, upon the occurrence of a Change of Control, each holder of the Diamond Notes would have the right to require Diamond to repurchase the Diamond Notes in cash at a purchase price equal to 101% of the Accreted Value (as defined in the applicable Diamond Indenture) thereof to the date of purchase if such purchase is on or prior to the Cash Interest Date (as defined in the applicable Diamond Indenture), or 101% of the principal amount at maturity thereof, plus accrued and unpaid interest thereon, if any, to the date of purchase if such purchase is after such Cash Interest Date.

     If a Change of Control occurs in connection with the Share Exchange, Diamond (which would then be a subsidiary of NTL) would be required to make an offer to repurchase the Diamond Notes at an approximate purchase price of $1.3 billion, based on the Accreted Value as of March 5, 1999. Given prevailing market prices, NTL does not anticipate that holders of the Diamond Notes will exercise their right to require a repurchase of their Diamond Notes by NTL in accordance with the Diamond Indentures. However, there can be no assurance that some or all of such holders will not require such repurchase in the event of a change in market prices.

ADVERSE CONSEQUENCES OF LEVERAGE

     NTL is, and for the foreseeable future will remain, highly leveraged. At September 30, 1998, after giving effect to the offering of the 7% Notes, the Amalgamation, the redemption of the 10 7/8% Notes, the offerings of the 11 1/2% Notes and the 12 3/8% Notes and the use of proceeds therefrom, the accreted value of NTL's total long-term indebtedness (including NTL's 13% Senior Redeemable Exchangeable Preferred Stock (the "13% Preferred Stock")) was approximately $5.0 billion. This debt represents approximately 90% of NTL's total capitalization. At September 30, 1998, the accreted value of Diamond's total long-term indebtedness was L773 million ($1.3 billion).

     In connection with the ComTel Acquisition, NTL borrowed L275 million under its credit facility from The Chase Manhattan Bank ("Chase"), dated October 17, 1997, as amended, between Chase and NTL (UK) Group, Inc. (the "New Credit Facility") in June 1998, and NTL borrowed an additional L200 million under the New Credit Facility to complete such acquisition. The total amount borrowed of L475 million was repaid by NTL in November 1998, out of the net proceeds of the offerings of the 11 1/2% Notes and the 12 3/8% Notes.

     NTL's ability to make scheduled payments under present and future indebtedness will depend upon, among other things, its ability to:

     - complete the build-out of the franchises on a timely and cost effective basis,

     - access the earnings of its subsidiaries (which may be subject to significant contractual and legal limitations),

     - NTL's future operating performance, and

     - NTL's ability to refinance its indebtedness when necessary.

     Future agreements and debt instruments may:

     - require NTL to maintain certain financial ratios,

     - prohibit the payment of dividends and other distributions to NTL by its subsidiaries, or

     - restrict asset sales and dictate the use of proceeds from the assets.

     In complying with these restrictions while servicing its debt, NTL may limit its ability to respond to market conditions or meet extraordinary capital needs.

     NTL cannot be certain that any such restrictions will permit it to engage in business activities, such as acquisitions, which would generate revenue and facilitate NTL's service and repayment of its debt. Additionally, such restrictions may affect NTL's ability to finance its future operations or capital needs.

     The amount of indebtedness could have important consequences to stockholders, including the following:

     - increasing NTL's vulnerability to adverse changes in general economic conditions or increases in prevailing interest rates,

     - limiting NTL's ability to obtain additional financing for working capital, capital expenditures, acquisitions and general corporate purposes, including the build-out of the networks in the franchises and the development and expansion of NTL's business,

     - requiring a substantial portion of NTL's cash flow and its subsidiaries' cash flow from operations to be dedicated to debt service requirements, which would reduce funds available for dividends, operations and future business opportunities, and

     - increasing NTL's exposure to interest rate increases with respect to its borrowings which are tied to variable interest rates.

     Additionally, in some circumstances NTL may be required to offer to repurchase some of its indebtedness before maturity. NTL cannot be certain that it will have the financial resources necessary to repurchase those securities in those circumstances.

NETWORK CONSTRUCTION COSTS

     Following NTL's recent and proposed acquisitions, NTL's capital expenses and cost of operations for the development, construction and operation of its combined telecommunications networks will significantly increase. NTL intends to fund a portion of these costs with cash, cash equivalents and marketable securities and funds generated by the operations of its subsidiaries. However, given its most recent acquisitions, NTL estimates that significant amounts of additional funding will be necessary to meet these capital expenditure requirements.

     NTL cannot be certain that:

     - It will be able to obtain additional financing with acceptable terms,

     - actual construction costs will meet its expectations,

     - It will satisfy conditions precedent to advances under future credit facilities,

     - It will not acquire additional businesses that require additional capital,

     - It will be able to generate sufficient cash from operations to meet capital requirements, debt service and other obligations when required, or

     - its subsidiaries will withstand exposure to exchange and interest rate fluctuations.

     NTL does not have any firm additional financing plans to address the factors enumerated above, except in relation to the New Credit Facility.

NEED FOR ADDITIONAL FINANCING

     It is anticipated that NTL and its subsidiaries will not generate sufficient cash flow from operations to repay at maturity the entire principal amount of NTL's outstanding indebtedness. Some of the measures NTL may take to refinance its debt include:

     - refinancing all or portions of such indebtedness,

     - seeking modifications to the terms of such indebtedness,

     - seeking additional debt financing (which may require NTL to obtain the consent of some of its lenders), and

     - seeking additional equity financing.

     NTL cannot be certain that it will succeed in executing any of these measures.

ACQUISITION RISKS

     NTL will continue to consider strategic acquisitions and combinations that involve operators or owners of licenses to operate cable, telephone, television or telecommunications systems or services and related businesses that operate principally in the UK. If consummated, some of these transactions would significantly alter NTL's holdings and might require NTL to incur substantial indebtedness or raise additional equity. NTL cannot assure you that, with respect to the recent acquisitions of Partners and ComTel and the proposed Diamond acquisition, as well as future acquisitions, that NTL:

     - will realize any anticipated benefits,

     - will successfully integrate the businesses with NTL's operations, or

     - will manage such integration without adversely affecting NTL.

     The indentures governing NTL's existing indebtedness permit NTL to assume additional debt in order to finance the acquisition of either tangible or intangible assets, licenses and computer software that are used in connection with a cable business, as well as certain entities that are directly or indirectly engaged in a cable business.

HOLDING COMPANY STRUCTURE; DEPENDENCE UPON CASH FLOW FROM SUBSIDIARIES

     NTL and Diamond are holding companies that conduct their operations through direct and indirect wholly-owned subsidiaries and affiliated joint ventures. Consequently, prior to and following the Share Exchange, NTL will hold no significant assets other than its investments in and advances to its subsidiaries and affiliated joint ventures. NTL depends upon the receipt of sufficient funds from its subsidiaries and affiliated joint ventures to meet its obligations. Additionally, NTL's claim to any distribution of assets following liquidation of any subsidiary or joint venture is subordinate to the prior senior claims of any other creditors or direct or indirect owners of those subsidiaries and joint ventures. The obligations of NTL's subsidiaries which are payable to NTL are also subordinate to the claims of the lenders under the New Credit Facility.

     Additionally, the terms of the New Credit Facility, when renegotiated, and the terms of existing and future indebtedness of our subsidiaries may limit the payment of dividends, loans or other distributions to NTL. In the absence of a default, NTL anticipates that the New Credit Facility, when renegotiated, will generally permit payments to NTL to pay the interest and principal of existing indebtedness.

     Each of NTL's subsidiaries that is a Delaware corporation may pay dividends under the Delaware General Corporation Law (the "DGCL") only out of its surplus or, in the event that it has no surplus, out of its net profits for that fiscal year or the immediately preceding fiscal year in which the subsidiary declares the dividend. Each of NTL's subsidiaries that is a UK corporation may pay dividends under UK law only out of distributable profits. Under UK law such distributable profits consist of accumulated, realized profits less previous distributions and capitalization, as well as realized losses that have not been written off in a reduction or reorganization of capital. Other statutory and general English law obligations also affect the abilities of NTL's subsidiaries to declare dividends and to make payments to NTL in compliance with inter company loans. In addition, the UK may impose a withholding tax on payments of interest and advance corporation tax on distributions (of interest, dividends or otherwise) by NTL's UK subsidiaries. Each of NTL's subsidiaries that is a Bermuda corporation may pay dividends subject to the satisfaction of statutory solvency tests.

     As of September 30, 1998, the total liabilities of NTL's subsidiaries, after giving effect to the Amalgamation and the repayment of the New Credit Facility, were approximately $967 million (L569 million). In addition, subsidiaries of NTL may incur additional indebtedness to finance the construction, capital expenditure and working capital needs of a cable business and the acquisition of cable assets or the acquisitions of certain entities, directly or indirectly, engaged in a cable business, if such entities meet certain qualifying criteria. In light of NTL's strategy of continued growth, in part through acquisitions, NTL and its subsidiaries may incur substantial indebtedness in the future. Borrowings under the New Credit Facility are, and a substantial portion of NTL's and its subsidiaries' future indebtedness is expected to be, secured by liens and other security interests over the assets of NTL's subsidiaries and NTL's equity interests in NTL's subsidiaries. In addition, the ability of NTL and, therefore, the stockholders of NTL, to benefit from distributions of assets of NTL's subsidiaries may be limited to the extent that the outstanding shares of any of its subsidiaries and such subsidiary's assets are pledged to secure other debt of NTL or its subsidiaries.

     Any right of NTL to receive assets of any subsidiary upon such subsidiary's liquidation or reorganization will be structurally subordinated to the claims of that subsidiary's creditors, except to the extent the NTL is itself recognized as an unsubordinated creditor of such subsidiary. However, to the extent that NTL is so recognized, the claims of NTL would still be subject to any security interests in the assets of such subsidiary and any liabilities of such subsidiary senior to those held by NTL and may otherwise be challenged by third parties in a liquidation or reorganization proceeding. In addition, the New Credit Facility requires NTL to subordinate its right to repayment of indebtedness outstanding between it and the borrower under such agreement or any other subsidiary of NTL to the rights of the lenders under the agreement. In particular the rights of NTL and other subsidiaries to repayment of principal and interest lent by them to the borrower or other subsidiaries under the New Credit Facility have been and will be subordinated to the rights of the lenders under the New Credit Facility pursuant to subordination agreements with such lenders.

     NTL's principal fixed assets are cable headends, cable televisions and telecommunications distribution equipment, telecommunications switches and customer equipment, transmission towers, masts and antennas and the sites on which they are located. These assets are highly specialized and, individually, may have limited marketability. If secured creditors seize the assets that secure NTL's debt, these creditors would likely seek to sell the business as a going concern.

LOSSES AND NEGATIVE CASH FLOWS

     NTL had net losses for:

- the nine months ended September 30, 1998 of $(336.1 million) and

- the nine months ended September 30, 1997 of $(256.8 million)

and for the years ended December 31,

- 1997: $(333.1 million)

- 1996: $(254.5 million)

- 1995: $(90.8 million)

- 1994: $(29.6 million)

- 1993: $(11.1 million).

     As of September 30, 1998, NTL's accumulated deficit was $(1.1 billion).

     Diamond had net (loss) for the nine months ended September 30, 1998 and 1997 and for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 of L(46.1 million), L(58.8 million), L(76.6 million), L(35.8 million), L(27.6 million), L(8.7 million) and L(2.8 million), respectively. As of September 30, 1998, Diamond's accumulated deficit was L(204.3) million.

     Construction and operating expenditures have resulted in negative cash flow, which NTL expects will continue at least until NTL establishes an adequate customer base. NTL also expects to incur substantial additional losses. NTL cannot be certain that NTL will achieve or sustain profitability in the future. Failure to achieve profitability could diminish its ability to sustain operations and obtain additional required funds. In addition, such a failure would adversely affect its ability to make required payments on its indebtedness and its preferred stock.

REQUIREMENT TO MEET BUILD MILESTONES

     NTL holds licenses under the Telecommunications Act 1984 and the Broadcasting Act 1990 which grant exclusive rights to convey and provide CATV services for the relevant areas, subject to certain obligations as to the number of premises to which, and the timetable within which, such services must be made available. The aggregate requirement is to pass approximately four million premises (excluding Cable London and Diamond) over the period up to 2005. This position is currently under review by the regulatory authorities in view of the UK government's announcement in 1998 that all exclusive franchising would come to an end by January 1, 2001.

     NTL believes that it has the necessary resources to satisfy the obligations of its build program between now and January 1, 2001, but NTL cannot be certain that such obligations will be met.

     Failure to meet the license milestones requirements or to modify such requirements may result in revocation of the relevant licenses.

UNCERTAINTY OF CONSTRUCTION PROGRESS AND COSTS

     At September 30, 1998, construction of NTL's network had passed in excess of 57% of its final milestone requirements for all its franchises, and construction of Diamond's network had passed over 66% of its final regulatory milestone requirements. Successful construction and development of the combined network will depend on, among other things, NTL's ability to:

- continue to design network routes,

- install facilities,

- obtain and maintain any required government licenses or approvals and

- finance construction and development,

all in a timely manner, at reasonable costs and on satisfactory terms and conditions. NTL cannot be certain that the actual costs of network construction will remain as budgeted.

     NTL's licenses generally require underground construction of its network through a procedure that is significantly more expensive and time consuming than the aerial alternative. Underground construction is more expensive because mechanized installment methods conflict with underground utility infrastructure. Additionally, NTL must incur the cost of restoring the surface area subsequent to construction. Thus far NTL has succeeded in negotiating favorable construction contracts, but construction costs could increase significantly over the next few years as existing contracts expire and as demand for cable construction services grows. NTL cannot be certain that it will be able to construct its network in a timely manner or at a reasonable cost.

SIGNIFICANT COMPETITION

     NTL and Diamond face significant competition from established and new competitors in the areas of residential telephony, business telecoms services and cable television. NTL believes that competition will intensify in each of these business areas, particularly business telecommunications.

     Residential Telephony. NTL and Diamond compete primarily with British Telecommunications plc ("BT") in providing telephone services to residential customers. BT, formerly the only major national public telephone operator ("PTO") in the UK, occupies an established market position and manages fully built networks with resources that are substantially greater than those of NTL. According to OFTEL, at March 31, 1997, BT serviced nearly 90% of UK residential telephone exchange line customers. NTL's growth in telecommunications services depends upon its ability to appropriate BT's customers.

     In NTL's view, value-for-money is currently one of the more important influences on UK customers. NTL's goal to remain competitive with BT's residential telephony service rates may cause a decline in NTL's average per-line residential telecommunications revenues, and NTL may not achieve desired penetration rates. Consequently, NTL may experience a decline in total revenues.

     On February 8, 1996, the DTI awarded to BT and RadioTEL Systems licences that authorize those companies to operate radio fixed access services in the 2 GHz band in Scotland, Wales and Northern Ireland. These licensees create additional competition for NTL's residential telephony services in certain remote rural areas of its franchise in Northern Ireland. NTL also competes with mobile networks, which is a technology that may grow to be competitive with NTL's other networks, particularly if call charges are reduced further on the mobile networks. NTL's Radio Communications group may enable NTL to benefit from growth in the mobile networks technology. NTL cannot assure you that it will be able to compete successfully with BT or any other telecommunication operations.

     NTL believes that it has a competitive advantage in the residential market because it offers integrated telephone, CATV, telecommunication services (including interactive and on-line services) and dual product packages that are designed to encourage customers to subscribe to multiple services. NTL cannot be certain that this perceived competitive advantage will continue. Indeed, the UK recently announced that BT and all other operators would be permitted to provide and convey CATV services throughout the UK starting January 1, 2001. In addition, all areas currently without franchises will open to general competition in the future, and exclusive franchises will no longer be awarded.

     British Sky Broadcasting ("BSkyB") currently markets telecommunications services on an indirect access basis (which requires the customer to dial additional digits before entering the primary telephone number, thus diverting calls onto another operator's network). In addition, BSkyB has proposed a joint venture with BT, Midland Bank and Matsushita that is known as British Interactive Broadcasting ("BiB"). If BiB's bid to enter the interactive digital services market passes review by the competition directorate of the European Commission, NTL believes that the resulting combination would provide significant competition.

     Business Telecommunications. BT is also NTL's principal competitor in providing business telecommunications services. Additionally, NTL competes with C&WC, Energis Communications Limited, a subsidiary of the National Grid Company plc, Scottish Telecom in Scotland and with other companies that have been granted telecommunications licenses such as WorldCom and Colt, and the new non-network based resellers, such as Citibell. In the future, NTL may compete with additional entrants to the business telecommunications market, such as AT&T U.K. Competition is based on price range and quality of services, and NTL expects price competition to intensify if existing and new market entrants compete aggressively.

     CATV. NTL's CATV systems compete with direct reception over-the-air broadcast television, direct-to-home ("DTH") satellite services and satellite master antenna systems. In addition, pay television and pay-per-view services offered by NTL compete to varying degrees with other communications and entertainment media, including home video, cinema exhibition of feature films, live theater and newly emerging multimedia services.

     On September 29, 1993, the ITC issued a statement pursuant to which it took the position (shared by OFTEL and DTI) that BT and the other national public telephone operators ("PTOs") may provide "video-on-demand" services under their existing licenses. NTL expects that, in the future, it may face competition from programming provided by video-on-demand services, including those provided by PTOs with national licenses, as well as (after 2001) from companies which seek to provide CATV services in NTL's franchises under the recently announced change of government policy.

     The Broadcasting Act of 1996 provides for the regulation of digital terrestrial television ("DTT") that will initially provide an additional 18 or more new terrestrial channels serving between 60% and 90% of the UK's population. Some of the channels are reserved for digital simultaneous broadcasting by the existing terrestrial broadcasters. The introduction of DTT, as well as digital satellite television, will provide both additional programming sources as well as increased competition for NTL and its subsidiaries. There can be no assurance that satisfactory (or any) terms of carriage will be obtained by NTL for digital satellite programs or channels.

     The full extent to which existing or future competitors using existing or developing media will compete with cable television systems may not be known for several years. There can be no assurance, however, that existing, proposed or as yet undeveloped technologies will not become dominant in the future and render cable television systems less profitable or even obsolete.

     Broadcast Services. In February 1997, the UK Government sold the Home Service and World Service transmission businesses of the British Broadcasting Corporation to a consortium led by Castle Tower Corporation. NTL may encounter significant competition from this consortium following the expiration of NTL's current contracts with the Independent Television contractors and Channel 4 and the Welsh Fourth Channel ("SC4") for the provision of transmission services.

LIMITED ACCESS TO PROGRAMMING

     The competitiveness of the cable television services of NTL and Diamond depends on the companies' access to programming at a reasonable cost. While various sources of programming are available to cable system operators in the UK, BSkyB is currently the most important supplier of cable programming and the exclusive supplier of certain programming. BSkyB provides the industry with a range of programming, including the most popular mainstream premium movie channels available in the UK and, currently, exclusive English premier league soccer games. BSkyB also competes with NTL by operating a DTH satellite service that provides programming, including programming that is also offered by NTL, to approximately 4 million subscribers in the UK. BSkyB's programming is crucial in attracting and retaining cable television subscribers and, in the absence of more alternative programming sources, BSkyB may raise prices for its programming without significant competitive pricing pressure.

     Like many other cable operators, NTL obtains most of its programming through unofficial arrangements with BSkyB and other programming suppliers. To date, NTL has not had a formal contract with BSkyB, although NTL has discussed entering into such an agreement for some time. NTL cannot be certain that it will reach a definitive agreement with BSkyB, that the terms of such agreement will improve its current arrangement, or that BSkyB will continue to supply programming to NTL on reasonable commercial terms. Moreover, NTL has not, to date, entered into written contracts with many of its other program suppliers. The loss of BSkyB or other programming, a deterioration in the perceived quality of BSkyB or other programming, or a material increase in the price that NTL or Diamond must pay for BSkyB or other programming could have a material adverse effect on NTL.

POSSIBLE CHANGES IN GOVERNMENT REGULATION

     The principal business activities of NTL and Diamond in the UK are regulated and supervised by various governmental bodies that include the ITC, the Department of Culture, Media and Sport, the Radio Communications Agency, the Radio Authority and OFTEL under the directions of the Director General and the DTI on behalf of The Secretary of State for Trade and Industry. Changes in laws, regulations or governmental policy or the interpretations of such laws or regulations affecting the activities of NTL and those of its competitors, such as licensing requirements, changes in price regulation and deregulation of interconnection arrangements, could have a material adverse effect on NTL and Diamond.

     Specifically, the prices that NTL may charge the ITV companies, Channel 4 and S4C, for television transmission services are subject to price controls imposed by the OFTEL. On December 24, 1996, the Director General of OFTEL issued a formal modification to NTL's Telecommunications Act License to address the new price control for the television transmission services that NTL provides to the ITV companies, Channel 4 and S4C. Under the new arrangements, NTL's total revenues receivable for such services (excluding certain insignificant items) can not exceed L53.15 million in 1997 and, thereafter through 2002, they will be adjusted annually by the Retail Prices Index minus 4%. These price controls may be reviewed again prior to 2002 and price controls for the year following December 31, 2002 may have a material adverse effect on the revenues receivable from the ITV companies, Channel 4 and S4C.

     As UK businesses, NTL and Diamond are subject to regulatory initiatives of the European Commission. Changes promulgated in EU Directives, particularly television "production" and "programming" quotas, may reduce the range of programing and increase the costs of purchasing television programming. In addition, EU Directives may introduce provisions that require NTL and Diamond to provide access to their cable network infrastructure to other service providers.

MANAGEMENT OF GROWTH AND EXPANSION

     NTL has experienced rapid growth and development in a relatively short period, and NTL plans further rapid growth to meet its strategic objectives and regulatory milestones. Management of such growth will require, among other things, stringent control of construction and other costs, continued development of NTL's financial and management controls, increased marketing activities and the training of new personnel.

Failure to manage NTL's rapid growth and development successfully could have a material adverse effect on NTL.

DEPENDENCE UPON KEY PERSONNEL

     A small number of key executive officers manage NTL's businesses, and the loss of one or more of them could have a material adverse effect on NTL. NTL believes that its future success will depend in large part on its continued ability to attract and retain highly skilled and qualified personnel. NTL has not entered into written employment contracts or non-compete agreements with, nor has NTL obtained life insurance policies covering, such key executive officers. Certain senior managers of NTL also serve as members of senior management of other companies in the telecommunications industry.

RISKS OF RAPID TECHNOLOGICAL CHANGES

     The telecommunications industry is subject to rapid and significant changes in technology and the effect of technological changes on the businesses of NTL and Diamond cannot be predicted. However, the cost of implementing emerging and future technologies could be significant, and NTL's ability to fund such implementation will depend on its ability to obtain additional financing.

CURRENCY RISK

     To the extent that NTL obtains financing in United States dollars and incurs construction and operating expenses in British pounds sterling, it will encounter currency exchange rate risks. In addition, NTL generates revenues primarily in British pounds sterling while it pays interest and principal obligations with respect to most of its existing indebtedness in United States dollars. NTL has entered into an option agreement to hedge some of the risk of exchange rate fluctuations related to debt service and corporate expenses. While NTL may consider entering into additional transactions to hedge the risk of exchange rate fluctuations, NTL cannot be certain that it will engage in such transactions; or, if it does, that those transactions will be successful and that shifts in the currency exchange rates will not have a material adverse effect on NTL.

RISKS OF LIMITED INSURANCE COVERAGE

     NTL and Diamond obtain insurance of the type and in the amounts that they believe are customary in the UK for similar companies. Consistent with this practice, they do not insure the underground portion of their cable network. Any catastrophe that affects a significant portion of a system's underground cable network could result in substantial uninsured losses.

                   SELECTED HISTORICAL FINANCIAL DATA OF NTL

     The following table sets forth selected financial data for the nine months ended September 30, 1998 and 1997 and for each of the five years in the period ended December 31, 1997. This information has been derived from, and should be read in conjunction with, the consolidated financial statements and notes thereto included or incorporated by reference herein.

                           NINE MONTHS ENDED
                             SEPTEMBER 30,                      YEAR ENDED DECEMBER 31,
                         ---------------------   ------------------------------------------------------
                           1998        1997        1997       1996(1)      1995       1994       1993
                         ---------   ---------   ---------   ---------   --------   --------   --------
                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
  Operating revenues...  $ 484,590   $ 348,373   $ 491,775   $ 228,343   $ 33,741   $ 13,745   $ 10,078
  (Loss) before
    extraordinary
    item...............   (331,866)   (256,792)   (328,557)   (254,454)   (90,785)   (29,573)   (11,076)
  Net (loss)...........   (336,105)   (256,792)   (333,057)   (254,454)   (90,785)   (29,573)   (11,076)
  Basic and diluted net
    (loss) per common
    share:
  (Loss) before
    extraordinary
    item(2)............      (9.17)      (8.26)     (10.60)      (8.20)     (3.01)      (.98)      (.83)
  Net (loss) per common
    share(2)...........      (9.29)      (8.26)     (10.74)      (8.20)     (3.01)      (.98)      (.83)
  Weighted average
    number of common
    shares used in the
    computation of
    basic and diluted
    net loss per common
    share(2)...........     37,436      32,101      32,117      31,041     30,190     30,175     13,327

                                     AS OF
                                 SEPTEMBER 30,                       AS OF DECEMBER 31,
                                 -------------   ----------------------------------------------------------
                                     1998           1997       1996(1)        1995        1994       1993
                                 -------------   ----------   ----------   ----------   --------   --------
BALANCE SHEET DATA:
  Working capital
     (deficiency)..............   $  350,878     $  (52,344)  $  242,102   $   76,128   $251,544   $410,421
  Fixed assets, net............    3,134,655      1,756,985    1,459,528      639,674    191,725     36,422
  Total assets.................    4,622,238      2,421,639    2,454,611    1,010,669    664,366    594,976
  Long-term debt...............    3,885,489      2,015,057    1,732,168      513,026    143,488    130,553
  Senior Redeemable
     Exchangeable
     Preferred Stock...........      120,044        108,534           --           --         --         --
  Shareholders' equity
     (deficiency)..............      (24,259)       (61,668)     328,114      339,257    436,534    452,402

---------------
 (1) In May 1996, NTL purchased NTL Group Limited for an aggregate purchase price of approximately $439 million, including goodwill of approximately $263 million. The net assets and results of operations of NTL Group Limited are included in the consolidated financial statements from the date of the acquisition.

 (2) After giving retroactive effect to the four-for-three stock split by way of stock dividend paid in August 1995. NTL did not declare or pay any cash dividends during the years indicated.

                 SELECTED HISTORICAL FINANCIAL DATA OF DIAMOND

     The following table sets forth summary financial data for the nine months ended September 30, 1998 and 1997 and for each of the five years in the period ended December 31, 1997. This information has been derived from, and should be read in conjunction with, the consolidated financial statements and notes thereto included or incorporated by reference herein.

                                                          YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------
                                      1993       1994      1995(1)      1996        1997       1997(2)
                                     -------   --------   ---------   ---------   ---------   ---------
                                                               (IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
Revenue:
Business telecommunications........  L 1,237   L  3,402   L   5,852   L   9,763   L  14,208   $  24,126
Residential telephone..............    1,251      2,545       6,662      17,723      29,495      50,127
Cable television...................      719      1,324       3,479      10,091      16,602      28,215
Other revenues.....................       20         35          --          --          --          --
                                     -------   --------   ---------   ---------   ---------   ---------
Total revenues.....................  L 3,227   L  7,306   L  15,993   L  37,577   L  60,305   $ 102,488
                                     =======   ========   =========   =========   =========   =========
Operating costs and expenses:
Telephone..........................   (1,097)    (3,067)     (5,454)     (9,776)    (12,088)    (20,544)
Programming........................     (324)      (701)     (1,844)     (6,041)     (9,749)    (16,568)
Selling, general and
  administrative...................   (1,632)    (4,562)    (13,020)    (22,391)    (27,192)    (46,213)
Depreciation and amortization......   (2,520)    (4,038)     (8,867)    (21,380)    (27,620)    (46,940)
                                     -------   --------   ---------   ---------   ---------   ---------
Total operating costs and
  expenses.........................   (5,573)   (12,368)    (29,185)    (59,588)    (76,649)   (130,265)
                                     -------   --------   ---------   ---------   ---------   ---------
Operating loss.....................   (2,346)    (5,062)    (13,192)    (22,011)    (16,344)    (27,777)
Interest income....................       --      1,415       3,887       3,441       6,440      10,945
Interest expense, and amortization
  of debt discount and expenses....     (231)    (3,836)    (17,118)    (40,334)    (66,367)   (112,791)
Foreign exchange gains/(losses)
  net..............................     (221)    (1,196)        925      31,018     (12,555)    (21,337)
Unrealized gains/(losses) on
  derivative financial
  instruments......................       --         --        (868)     (7,944)        669       1,137
Other expenses.....................       --         --      (1,241)         --          --          --
Realized gains on derivative
  financial instrument.............       --         --          --          --      11,553      19,634
                                     -------   --------   ---------   ---------   ---------   ---------
Loss before income taxes...........   (2,798)    (8,679)    (27,607)    (35,830)    (76,604)   (130,189)
Income taxes.......................       --         --          --          --          --          --
                                     -------   --------   ---------   ---------   ---------   ---------
Net loss...........................  L(2,798)  L (8,679)  L (27,607)  L (35,830)  L (76,604)  $(130,189)
                                     =======   ========   =========   =========   =========   =========
BALANCE SHEET DATA:
Property and equipment, net........  L18,021   L 35,127   L 163,721   L 277,301   L 365,636   $ 621,398
Total assets.......................   19,882    138,606     374,172     416,819     556,357     945,529
Total debt(3)......................   21,889    103,068     319,492     325,041     545,325     926,780
Shareholders' equity(4)............   (5,660)    26,092      25,133      54,100     (22,511)    (38,257)

                                      NINE MONTHS ENDED SEPTEMBER 30,
                                     ---------------------------------
                                       1997       1998       1998(2)
                                     --------   ---------   ----------
                                              (IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
Revenue:
Business telecommunications........  L 10,217   L  13,650   $   23,198
Residential telephone..............    20,450      32,806       55,754
Cable television...................    11,884      17,466       29,683
Other revenues.....................        --          --           --
                                     --------   ---------   ----------
Total revenues.....................  L 42,551   L  63,922   $  108,635
                                     ========   =========   ==========
Operating costs and expenses:
Telephone..........................    (8,710)    (12,390)     (21,057)
Programming........................    (6,918)     (9,450)     (16,060)
Selling, general and
  administrative...................   (19,694)    (27,430)     (46,617)
Depreciation and amortization......   (20,057)    (30,501)     (51,836)
                                     --------   ---------   ----------
Total operating costs and
  expenses.........................   (55,379)    (79,771)    (135,570)
                                     --------   ---------   ----------
Operating loss.....................   (12,828)    (15,849)     (26,935)
Interest income....................     4,837      10,264       17,444
Interest expense, and amortization
  of debt discount and expenses....   (43,075)    (61,984)    (105,342)
Foreign exchange gains/(losses)
  net..............................   (22,180)     21,071       35,810
Unrealized gains/(losses) on
  derivative financial
  instruments......................     2,904          --           --
Other expenses.....................        --          --           --
Realized gains on derivative
  financial instrument.............    11,553         412          700
                                     --------   ---------   ----------
Loss before income taxes...........   (58,789)    (46,086)     (78,323)
Income taxes.......................        --          --           --
                                     --------   ---------   ----------
Net loss...........................  L(58,789)  L (46,086)  $  (78,323)
                                     ========   =========   ==========
BALANCE SHEET DATA:
Property and equipment, net........  L337,913   L 442,330   $  751,740
Total assets.......................   570,775     744,411    1,265,126
Total debt(3)......................   540,403     772,505    1,312,872
Shareholders' equity(4)............    (5,189)    (71,420)    (121,378)

---------------
(1) The 1995 Group financial data includes the financial results of LCL from October 1, 1995.

(2) Translated, solely for the convenience of the reader, at a rate of $1.6995 = L1.00, the Noon Buying Rate on September 30, 1998.

(3) Total debt at December 31, 1994 consisted of the accreted value of the 1994 Notes and capital lease obligations. Total debt at December 31, 1995 and 1996 consisted of the accreted value of the 1994 Notes, the accreted value of the 1995 Notes and capital lease obligations and the mortgage loan. Total debt at September 30, 1998 and December 31, 1997 included, in addition to such indebtedness, the accreted value of the 1997 Notes. Total debt at September 30, 1998 included all such indebtedness and the principal amount of the 1998 Notes.

(4) The Group raised additional equity financing of L40.4 million, L27.0 million and L64.6 million in the years ended December 31, 1994, 1995 and 1996, respectively.

                       UNAUDITED PRO FORMA FINANCIAL DATA

     In June 1998, NTL agreed to acquire Diamond under the terms of the Diamond Agreement. The closing of such transaction requires, among other things, the approval of the stockholders of NTL. In October 1998, NTL completed the Amalgamation whereby it acquired Partners. On June 16, 1998, NTL agreed to acquire substantially all of the operations of ComTel in a two-part transaction that was completed in September 1998 in exchange for approximately L550 million. The cash portion of the purchase price was financed using funds available under the New Credit Facility. The amounts borrowed under the New Credit Facility were repaid with most of the proceeds from the issuance of the 11 1/2% Notes and the 12 3/8% Notes in October 1998.

     The unaudited pro forma financial data presented herein give effect to the already completed acquisitions of Partners and ComTel and further to the proposed acquisition of Diamond. The pro forma financial data is based on the historical financial statements of Partners, ComTel and NTL. The balance sheet data reflects the translation of all UKL denominated amounts at the September 30, 1998 rate of $1.699 = L1.00. The statements of operations data reflects the translation of all UKL denominated amounts at the average rate for the nine months ended September 30, 1998 and the year ended December 31, 1997 of $1.651 = L1.00 and $1.638 = L1.00, respectively.

     The acquisitions have been accounted for in the pro forma financial data using the purchase method of accounting. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values, which are subject to further adjustment based upon appraisals and other analyses. Management of NTL does not currently expect future adjustments from these analyses, if any, to be material to the unaudited pro forma financial statements.

     The pro forma financial statements do not give effect to the following financing transactions:

      (i) In June 1998, NTL provided to the trustee of the 10 7/8% Notes a notice that NTL will redeem such 10 7/8% Notes on October 15, 1998. Pending such redemption, NTL deposited in trust with such trustee the cash required to pay the redemption price for such 10 7/8% Notes on October 15, 1998; and

     (ii) The sale in December 1998 of $600 million of the 7% Notes.

     Under the terms the Diamond Indentures governing the terms of the Diamond Notes, the Share Exchange will constitute a "Change of Control". In general, upon the occurrence of a Change of Control, each holder of the Diamond Notes would have the right to require Diamond to repurchase the Diamond Notes in cash at a purchase price equal to 101% of the Accreted Value (as defined in the applicable Diamond Indenture). The proforma financial statements do not give effect to the repurchase, if any, of the Diamond Notes.

     The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997 give effect to the acquisitions as if they had been consummated on January 1, 1997. The unaudited pro forma condensed combined balance sheet as of September 30, 1998 gives effect to the acquisitions of Partners and Diamond as if they had been consummated on September 30, 1998.

     Partners owned a 27.5% interest (the "Birmingham Cable Equity Interest") in Birmingham Cable Corporation Limited ("Birmingham Cable") and currently owns a 50% interest (the "Cable London Equity Interest" and, together with the Birmingham Cable Equity Interest, the "Equity Interests") in Cable London PLC ("Cable London"). Partners accounts for the Equity Interests using the equity method. The following pro forma financial data gives effect to the issuance of
 .3745 shares of NTL Common Stock for each Partners Common Share and the sale of the Birmingham Cable Equity Interest to TeleWest Communications plc ("TeleWest") prior to the Amalgamation.

     The TeleWest Agreement (as defined herein) provides that at any time during the Shoot-out Period (as defined in the TeleWest Agreement), Partners may give notice to TeleWest of an offer to sell to TeleWest the Cable London Equity Interest and related assets for the cash Sum (as defined in the TeleWest Agreement) specified in the Offer Notice (as defined in the TeleWest Agreement). If Partners fails to give the Offer

Notice prior to the end of the Shoot-out Period, Partners will be deemed to have delivered an Offer Notice for a Sum equal to L100 million.

     TeleWest will have 30 days in which to accept or decline the Offer (as defined in the TeleWest Agreement). If TeleWest accepts the Offer, Partners will sell to TeleWest the Cable London Equity Interest and related assets at the Sum specified in the Offer Notice. If TeleWest declines the Offer, TeleWest will sell to Partners all of the shares in the capital of Cable London owned by TeleWest at the Sum specified in the Offer Notice.

     The pro forma financial statements do not give effect to the sale of the Cable London Equity Interest to TeleWest or Partners' purchase of TeleWest's shares in the capital of Cable London, as management is currently unable to determine the probable outcome of the "Shoot-out" procedure. The effect of the sale or purchase of an interest in Cable London would not be material to the Pro Forma Condensed Combined Statements of Operations. The effect of the sale of the Cable London Equity Interest by Partners would be to reduce Partners' investment in Cable London and increase cash by the amount of the proceeds. The effect of Partners' purchase of all of TeleWest's shares in the capital of Cable London would be to reduce Partners' cash and increase the amount of Partners' investment in Cable London.

     The pro forma adjustments are based upon available information and assumptions that the management of NTL believes are reasonable at the time made. The unaudited pro forma condensed combined financial statements do not purport to present the financial position or results of operations of NTL had the acquisitions occurred on the dates specified, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future. The unaudited pro forma condensed combined statements of operations do not reflect any adjustments for synergies that NTL expects to realize commencing upon consummation of the acquisitions. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that may be realized.

     The unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements and notes of NTL, Partners, ComTel and Diamond appearing elsewhere in this Proxy Statement.

                                NTL INCORPORATED

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                          PRO FORMA
                                 NTL         COMTEL(1)       PARTNERS                   FOR COMPLETED     DIAMOND
                             (HISTORICAL)   (HISTORICAL)   (HISTORICAL)   ADJUSTMENTS   ACQUISITIONS    (HISTORICAL)   ADJUSTMENTS
                             ------------   ------------   ------------   -----------   -------------   ------------   -----------
REVENUES...................   $ 484,590       $ 96,864       $ 93,334      $   (786)D     $ 674,002      $ 105,535      $
COSTS AND EXPENSES
Operating expenses.........     243,476         62,163         29,961                       335,600         36,058
Selling, general and
  administrative
  expenses.................     192,070         32,166         43,073                       267,309         45,287
Franchise fees.............      18,729                                                      18,729
Corporate expenses.........      11,797                                                      11,797
Management fees............                                     3,589                         3,589
Depreciation and
  amortization.............     156,785         40,884         37,894        24,040C        259,603         50,357        59,743C
                              ---------       --------       --------      --------       ---------      ---------      --------
                                622,857        135,213        114,517        24,040         896,627        131,702        59,743
                              ---------       --------       --------      --------       ---------      ---------      --------
Operating loss.............    (138,267)       (38,349)       (21,183)      (24,826)       (222,625)       (26,167)      (59,743)

OTHER INCOME (EXPENSE)
Interest and other
  income...................      39,796            474         11,148                        51,418         16,946
Interest expense...........    (226,422)        (7,431)       (44,166)      (62,417)F      (340,436)      (102,336)
Other......................      (6,973)                        6,997                            24         35,468
Equity in net losses of
  affiliates...............                                   (26,277)       11,574E        (14,703)
                              ---------       --------       --------      --------       ---------      ---------      --------
Loss before extraordinary
  item.....................    (331,866)       (45,306)       (73,481)      (75,669)       (526,322)       (76,089)      (59,743)
Extraordinary item.........      (4,239)                                                     (4,239)
                              ---------       --------       --------      --------       ---------      ---------      --------
Net loss...................    (336,105)       (45,306)       (73,481)      (75,669)       (530,561)       (76,089)      (59,743)
Preferred stock
  dividends................     (11,587)                                    (10,392)G       (21,979)
                              ---------       --------       --------      --------       ---------      ---------      --------
Net loss available to
  common shareholders......   $(347,692)      $(45,306)      $(73,481)     $(86,061)      $(552,540)     $ (76,089)     $(59,743)
                              =========       ========       ========      ========       =========      =========      ========
Net loss per common share--
  basic and fully
  diluted..................   $   (9.29)                                                  $   (9.83)
                              =========                                                   =========
Weighted average shares
  outstanding..............      37,436                                      18,764B         56,200                       15,177B
                              =========                                    ========       =========                     ========


                             PRO FORMA
                             ----------
REVENUES...................  $  779,537
COSTS AND EXPENSES
Operating expenses.........     371,658
Selling, general and
  administrative
  expenses.................     312,596
Franchise fees.............      18,729
Corporate expenses.........      11,797
Management fees............       3,589
Depreciation and
  amortization.............     369,703
                             ----------
                              1,088,072
                             ----------
Operating loss.............    (308,535)
OTHER INCOME (EXPENSE)
Interest and other
  income...................      68,364
Interest expense...........    (442,772)
Other......................      35,492
Equity in net losses of
  affiliates...............     (14,703)
                             ----------
Loss before extraordinary
  item.....................    (662,154)
Extraordinary item.........      (4,239)
                             ----------
Net loss...................     666,393
Preferred stock
  dividends................     (21,979)
                             ----------
Net loss available to
  common shareholders......  $ (688,372)
                             ==========
Net loss per common share--
  basic and fully
  diluted..................  $    (9.64)
                             ==========
Weighted average shares
  outstanding..............      71,377
                             ==========

---------------
(1) For the period from January 1, 1998 until acquired by NTL

                                NTL INCORPORATED

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            PRO FORMA
                                   NTL           COMTEL        PARTNERS                   FOR COMPLETED     DIAMOND
                               (HISTORICAL)   (HISTORICAL)   (HISTORICAL)   ADJUSTMENTS   ACQUISITIONS    (HISTORICAL)
                               ------------   ------------   ------------   -----------   -------------   ------------
REVENUES.....................   $ 491,775      $  84,010      $  92,812      $ (1,063)D     $ 667,534      $  98,780
COSTS AND EXPENSES
Operating expenses...........     301,644         36,349         32,144                       370,137         35,769
Selling, general and
  administrative expenses....     169,133         55,546         50,532                       275,211         44,540
Franchise fees...............      23,587                                                      23,587
Corporate expenses...........      18,324                                                      18,324
Nonrecurring charges.........      20,642                                                      20,642
Management fees..............                                     5,248                         5,248
Depreciation and
  amortization...............     150,509         53,405         41,913        28,829C        274,656         45,242
                                ---------      ---------      ---------      --------       ---------      ---------
                                  683,839        145,300        129,837        28,829         987,805        125,551
                                ---------      ---------      ---------      --------       ---------      ---------
Operating loss...............    (192,064)       (61,290)       (37,025)      (29,892)       (320,271)       (26,771)

OTHER INCOME (EXPENSE)
Interest and other income....      28,415          3,343         11,890                        43,648         10,549
Interest expense.............    (202,570)       (44,298)       (41,348)      (62,130)F      (350,346)      (108,709)
Other........................      22,071         10,727         (8,860)                       23,938           (545)
Equity in net losses of
  affiliates.................                    (10,033)       (34,986)       14,113E        (30,906)
                                ---------      ---------      ---------      --------       ---------      ---------
Loss before income taxes.....    (344,148)      (101,551)      (110,329)      (77,909)       (633,937)      (125,476)
Income tax
  benefit....................      15,591           (164)                                      15,427
                                ---------      ---------      ---------      --------       ---------      ---------
Loss before extraordinary
  item.......................    (328,557)      (101,715)      (110,329)      (77,909)       (618,510)      (125,476)
Loss from early
  extinguishment of debt.....      (4,500)                                                     (4,500)
                                ---------                                                   ---------
Net loss.....................    (333,057)      (101,715)      (110,329)      (77,909)       (623,010)      (125,476)
Preferred stock dividends....     (11,978)                                    (12,621)G       (24,599)
                                ---------      ---------      ---------      --------       ---------      ---------
Net loss available to common
  shareholders...............   $(345,035)     $(101,715)     $(110,329)     $(90,530)      $(647,609)     $(125,476)
                                =========      =========      =========      ========       =========      =========
Net loss per common
  shares -- basic and fully
  diluted....................   $  (10.74)                                                  $  (12.73)
                                =========                                                   =========
Weighted average shares
  outstanding................      32,117                                      18,764B         50,881
                                =========                                    ========       =========


                               ADJUSTMENTS   PRO FORMA
                               -----------   ---------
REVENUES.....................   $            $ 766,314
COSTS AND EXPENSES
Operating expenses...........                  405,906
Selling, general and
  administrative expenses....                  319,751
Franchise fees...............                   23,587
Corporate expenses...........                   18,324
Nonrecurring charges.........                   20,642
Management fees..............                    5,248
Depreciation and
  amortization...............     79,724C      399,622
                                --------     ---------
                                  79,724     1,193,080
                                --------     ---------
Operating loss...............    (79,724)     (426,766)
OTHER INCOME (EXPENSE)
Interest and other income....                   54,197
Interest expense.............                 (459,055)
Other........................                   23,393
Equity in net losses of
  affiliates.................                  (30,906)
                                --------     ---------
Loss before income taxes.....    (79,724)     (839,137)
Income tax
  benefit....................                   15,427
                                --------     ---------
Loss before extraordinary
  item.......................    (79,724)     (823,710)
Loss from early
  extinguishment of debt.....                   (4,500)
                                             ---------
Net loss.....................    (79,724)     (828,210)
Preferred stock dividends....                  (24,599)
                                --------     ---------
Net loss available to common
  shareholders...............   $(79,724)    $(852,809)
                                ========     =========
Net loss per common
  shares -- basic and fully
  diluted....................                $  (12.91)
                                             =========
Weighted average shares
  outstanding................     15,177B       66,058
                                ========     =========

                                NTL INCORPORATED

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

                                                                               PRO FORMA
                                NTL          PARTNERS                        FOR COMPLETED     DIAMOND
                            (HISTORICAL)   (HISTORICAL)   ADJUSTMENTS        ACQUISITIONS    (HISTORICAL)   ADJUSTMENTS
                            ------------   ------------   -----------        -------------   ------------   -----------
ASSETS:
Current assets:
  Cash, cash equivalents
    and marketable
    securities............  $   597,769      $146,765      $ 101,068A,B,H     $   845,602     $  316,411    $
  Other current assets....      322,012        17,006                             339,018         20,682
                            -----------      --------      ---------          -----------     ----------    ----------
Total current assets......      919,781       163,771        101,068            1,184,620        337,093
Investment in
  affiliates..............                     85,492        (32,961)B             52,531
Fixed assets, net.........    3,134,655       532,742         87,018B           3,754,415        751,696       134,060B
Intangible assets, net....      456,304        75,110        176,589B             708,003        140,729       887,637B
Other assets, net.........      111,498        10,003         28,733A,H           150,234         35,534
                            -----------      --------      ---------          -----------     ----------    ----------
  Total assets............  $ 4,622,238      $867,118      $ 360,447          $ 5,849,803     $1,265,052    $1,021,697
                            ===========      ========      =========          ===========     ==========    ==========

LIABILITIES AND
  SHAREHOLDERS' EQUITY
Current liabilities:
  Other current
    liabilities...........  $   420,122      $ 45,651      $                  $   465,773     $   73,628    $    3,000B
  Current portion of
    long-term debt and
    capital leases........      148,781       161,343       (158,044)B            152,080
  Due to affiliates.......                     20,456                              20,456
                            -----------      --------      ---------          -----------     ----------    ----------
    Total current
      liabilities.........      568,903       227,450       (158,044)             638,309         73,628         3,000
Long-term debt............    3,885,489       419,203         76,396H           4,381,088      1,297,023
Other.....................                      4,354                               4,354         15,772
Deferred income taxes.....       72,061                       67,231B             139,292                      267,480B
Senior redeemable
  exchangeable preferred
  stock...................      120,044                                           120,044
Shareholders' equity:
  Preferred stock.........            1                                                 1
  Common stock and
    additional paid-in
    capital...............      844,782                      610,528A,B         1,455,310                      629,846B
  Acquired company
    equity................                    216,111       (216,111)                           (121,371)      121,371
  Accumulated other
    comprehensive
    income................      184,115                                           184,115
  Deficit.................   (1,053,157)                     (19,553)H         (1,072,710)
                            -----------      --------      ---------          -----------     ----------    ----------
                                (24,259)      216,111        374,864              566,716       (121,371)      751,217
                            -----------      --------      ---------          -----------     ----------    ----------
Total liabilities and
  shareholders' equity....  $ 4,622,238      $867,118      $ 360,447          $ 5,849,803     $1,265,052    $1,021,697
                            ===========      ========      =========          ===========     ==========    ==========


                             PRO FORMA
                            -----------
ASSETS:
Current assets:
  Cash, cash equivalents
    and marketable
    securities............  $ 1,162,013
  Other current assets....      359,700
                            -----------
Total current assets......    1,521,713
Investment in
  affiliates..............       52,531
Fixed assets, net.........    4,640,171
Intangible assets, net....    1,736,369
Other assets, net.........      185,768
                            -----------
  Total assets............  $ 8,136,552
                            ===========
LIABILITIES AND
  SHAREHOLDERS' EQUITY
Current liabilities:
  Other current
    liabilities...........  $   542,401
  Current portion of
    long-term debt and
    capital leases........      152,080
  Due to affiliates.......       20,456
                            -----------
    Total current
      liabilities.........      714,937
Long-term debt............    5,678,111
Other.....................       20,126
Deferred income taxes.....      406,772
Senior redeemable
  exchangeable preferred
  stock...................      120,044
Shareholders' equity:
  Preferred stock.........            1
  Common stock and
    additional paid-in
    capital...............    2,085,156
  Acquired company
    equity................
  Accumulated other
    comprehensive
    income................      184,115
  Deficit.................   (1,072,710)
                            -----------
                              1,196,562
                            -----------
Total liabilities and
  shareholders' equity....  $ 8,136,552
                            ===========

                                NTL INCORPORATED

                             PRO FORMA ADJUSTMENTS
                                 (IN THOUSANDS)

A  CONSENT PAYMENTS
     Cash paid..........................................  $11,333
     Value of warrants issued...........................   10,080
                                                          -------
          Total increase in other assets................  $21,413
                                                          =======

                                                              PARTNERS      DIAMOND
                                                              ---------    ----------
B  PURCHASE PRICE AND ALLOCATION
PURCHASE PRICE
Partners series A shares outstanding........................     37,232        60,708
Partners series B shares outstanding........................     12,873            --
                                                              ---------    ----------
     Total shares outstanding...............................     50,105        60,708
Exchange ratio..............................................     0.3745        0.2500
                                                              ---------    ----------
     NTL Shares to be issued................................     18,764        15,177
NTL closing price on date prior to
  announcement..............................................  $   32.00    $    41.50
                                                              ---------    ----------
Subtotal....................................................    600,448       629,846
Fees........................................................         --         3,000
                                                              ---------    ----------
Purchase Price..............................................    600,448       632,846
(Net assets) Deficiency at September 30, 1998...............   (216,111)      121,371
Intangibles at September 30, 1998...........................     75,110       140,729
Investment in Birmingham....................................     32,961            --
Proceeds from sale of Birmingham(1).........................   (220,922)
                                                              ---------    ----------
Excess of Purchase Price over net tangible assets
  acquired..................................................  $ 271,486    $  894,946
                                                              =========    ==========
ALLOCATED TO
Fixed assets................................................  $  87,018    $  134,060
Intangible assets(2)........................................    251,699     1,028,366
Deferred taxes..............................................    (67,231)     (267,480)
                                                              ---------    ----------
                                                              $ 271,486    $  894,946
                                                              =========    ==========

---------------
(1) Used to repay Partners Bank Loan at September 30, 1998 of $158,044.

(2) The intangible assets arising from the Amalgamation include customer lists, the excess of the fair value over historical cost of investment in Cable London, and license acquisition costs. The amount of each individual intangible is not currently determinable. The amounts of each intangible will be determined based on appraisals and other analyses. The amortization period for each may vary, although it is assumed in Pro Forma Adjustment C following that 15 years is a representative blended amortization period.

                                NTL INCORPORATED

                             PRO FORMA ADJUSTMENTS
                                 (IN THOUSANDS)

                                                              PARTNERS'    COMTEL    DIAMOND
                                                              ---------   --------   -------
C  AMORTIZATION AND DEPRECIATION
For the nine months ended September 30, 1998:
  Depreciation of fixed asset allocation (over 7 years).....   $ 9,323    $ 12,968   $14,363
  Amortization of intangibles (over 15 years)...............    12,585       5,467    51,419
  Historical amortization of intangibles....................    (5,027)    (11,276)   (6,039)
                                                               -------    --------   -------
                                                               $16,881    $  7,159   $59,743
                                                               =======    ========   =======
For the year ended December 31, 1997:
  Depreciation of fixed asset allocation (over 7 years).....   $12,431    $ 16,805   $19,151
  Amortization of intangibles (over 15 years)...............    16,780       7,092    68,558
  Historical amortization of intangibles....................    (9,244)    (15,035)   (7,985)
                                                               -------    --------   -------
                                                               $19,967    $  8,862   $79,724
                                                               =======    ========   =======

D  CONSULTING REVENUE
Partners' consulting fee income earned under consulting
  agreement with Birmingham which ceased upon the sale of
  Birmingham
For the nine months ended September 30, 1998................   $   786
For the year ended December 31, 1997........................   $ 1,063

E  EQUITY IN NET LOSS
Partner's equity in the net loss of Birmingham that will no
  longer be recorded after the sale of Birmingham.
For the nine months ended September 30, 1998................   $11,574
For the year ended December 31, 1997........................   $14,113

                                NTL INCORPORATED

                             PRO FORMA ADJUSTMENTS
                                 (IN THOUSANDS)

F INTEREST EXPENSE
Interest on ComTel Debt Not Assumed
  For the nine months ended September 30, 1998..............            $ (7,431)
                                                                        ========
  For the year ended December 31, 1997......................            $(44,298)
                                                                        ========
Interest on the borrowings utilized to acquire ComTel(1)
  For the nine months ended September 30, 1998..............            $ 77,567
                                                                        ========
  For the year ended December 31, 1997......................            $103,741
                                                                        ========
Amortization of fees on borrowings recorded as deferred
  financing costs
  For the nine months ended September 30, 1998..............            $  2,015
                                                                        ========
  For the year ended December 31, 1997......................            $  2,687
                                                                        ========
Historical interest expense on Partners' Credit Facility(2)
  For the nine months ended September 30, 1998..............            $ (9,734)
                                                                        ========
  For the year ended December 31, 1997......................            $     --
                                                                        ========
Net Statement of Operations Impact
  For the nine months ended September 30, 1998..............            $ 62,417
                                                                        ========
  For the year ended December 31, 1997......................            $ 62,130
                                                                        ========

G  PREFERRED STOCK DIVIDEND
Dividends at 9.9% on the preferred stock issued in the
  ComTel acquisition
  For the nine months ended September 30, 1998..............            $ 10,392
                                                                        ========
  For the year ended December 31, 1997......................            $ 12,621
                                                                        ========

H  ISSUANCE OF THE 11 1/2% NOTES AND 12 3/8% NOTES
Proceeds from the 11 1/2% Notes.............................            $249,773
Proceeds from the 12 3/8% Notes.............................             625,000
Offering expenses recorded as Deferred Financing Costs......             (26,873)
Balance of New Credit Facility at September 30, 1998........            (798,377)
                                                                        --------
  Net increase in cash......................................            $ 49,523
                                                                        ========
Extraordinary loss on the early extinguishment of the New
  Credit Facility(1)........................................            $(19,553)
                                                                        ========
Net increase in other assets................................            $  7,320
                                                                        ========

---------------
(1) On June 16, 1998, NTL agreed to acquire substantially all of the operations of ComTel in a two-part transaction in exchange for approximately L550 million. A portion of the purchase price (L475 million) was financed using funds available under the New Credit Facility. The New Credit Facility bore interest at LIBOR plus 3% per annum increasing by .25% per annum each month beginning three months after the first drawdown to a maximum of 4% per annum. In November 1998, the New Credit Facility was repaid using most of the proceeds from the issuance of the 11 1/2% Notes and the 12 3/8% Notes.

(2) This facility was repaid by Partners with the proceeds from the sale of the Birmingham Cable Equity Interest.

                              THE SPECIAL MEETING

PURPOSE, TIME AND PLACE

     This Proxy Statement is being furnished to holders of NTL Common Stock in connection with the solicitation of proxies by the NTL Board for use at the Special Meeting to be held at 10:30 a.m., local time, on Friday, March 5, 1999, at the Essex House Hotel, 160 Central Park South, Hyde Park Suite, New York, New York 10019, and any adjournment or postponement thereof.

     At the Special Meeting, the stockholders of NTL will consider and vote upon a proposal to approve the Share Issuance. Holders of NTL Common Stock will also be asked to consider and vote upon such other business as may properly come before the Special Meeting.

     The NTL Board has unanimously determined that the Share Exchange and the Share Issuance are in the best interests of NTL and its stockholders and has approved the Diamond Agreement. THE NTL BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF NTL VOTE IN FAVOR OF THE SHARE ISSUANCE AT THE SPECIAL MEETING. See "THE SHARE EXCHANGE -- NTL's Reasons for the Share Exchange; Recommendation of the NTL Board."

RECORD DATE; VOTING RIGHTS

     Only holders of record of NTL Common Stock at the close of business on the Record Date, Wednesday, January 27, 1999, are entitled to receive notice of, and to vote at, the Special Meeting. On the Record Date, there were approximately
60.5 million shares of NTL Common Stock outstanding and entitled to vote. Each such share entitles the registered holder thereof to one vote.

QUORUM

     The holders of a majority of the shares of NTL Common Stock outstanding and entitled to vote must be present in person or represented by proxy at the Special Meeting in order for a quorum to be present. Abstentions and broker non-votes will be treated as shares of NTL Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting.

REQUIRED VOTE

     Approval of the Share Issuance requires the affirmative vote of the holders of a majority of the votes cast with respect to the Share Issuance at the Special Meeting. Under applicable Delaware law, in determining whether the Share Issuance has received the requisite number of affirmative votes, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

     As of the Record Date, directors and executive officers of NTL and their affiliates were the beneficial owners of an aggregate of approximately 3.4 million (approximately 5.6%) of the shares of NTL Common Stock then outstanding and eligible to vote. All such directors and executive officers of NTL are expected to vote for approval of the Share Issuance.

PROXIES

     All shares of NTL Common Stock represented by properly executed proxies that are received in time for the Special Meeting and which have not been revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted in favor of the Share Issuance. In addition, the persons designated in such proxies will have the discretion to vote on matters incident to the conduct of the Special Meeting. If NTL proposes to adjourn the Special Meeting, the persons named in the enclosed proxy card will vote all shares for which they have authority (other than those that have been voted against the Share Issuance) in favor of such adjournment.

     The grant of a proxy on the enclosed NTL proxy card does not preclude a stockholder from voting in person at the Special Meeting. A stockholder may revoke a proxy at any time prior to its exercise by

(i) delivering to the Secretary of NTL, prior to the Special Meeting, a written notice of revocation bearing a later date or time than the proxy, (ii) delivering to the Secretary of NTL a duly executed proxy bearing a later date or time than the revoked proxy or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute the revocation of a proxy.

     NTL will bear the cost of solicitation of proxies from its stockholders. In addition to solicitation by mail, the directors, officers and employees of NTL and its subsidiaries may solicit proxies from stockholders of NTL by telephone, telegram or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and NTL will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

     In addition, NTL has retained D.F. King & Co., Inc. ("D.F. King") to assist NTL in the solicitation of proxies from stockholders in connection with the Special Meeting. D.F. King will receive a fee of $5,000 as compensation for its services and reimbursement of its out-of-pocket expenses in connection therewith. NTL has agreed to indemnify D.F. King against certain liabilities arising out of or in connection with its engagement.

                               THE SHARE EXCHANGE

     The Diamond Agreement is included in its entirety in this Proxy Statement as Annex A and is incorporated herein by reference. We urge stockholders of NTL to read such document.

GENERAL

     Upon the terms and subject to the conditions contained in the Diamond Agreement, on the Closing Date, each Transferor will exchange, convey, transfer, assign and deliver to NTL with full title guarantee, and NTL will acquire, all of the Diamond Shares set forth opposite such Transferor's name in the Diamond Agreement. NTL is not obliged to complete the acquisition of any of the Diamond Shares unless the acquisition of all the Diamond Shares is completed simultaneously. As consideration for the acquisition of such Diamond Shares, on the Closing Date, NTL will transfer to each Transferor consideration consisting of one share of NTL Common Stock for each four Ordinary Shares, subject to certain adjustments, and for each deferred share of Diamond. Cash will be paid in lieu of any fractional shares of NTL Common Stock. See "THE DIAMOND
AGREEMENT -- Consideration for Diamond Shares." The Closing Date will occur on the third business day following the satisfaction or waiver of the conditions set forth in the Diamond Agreement, unless another time or date is agreed to by NTL and the Transferors' Representative.

BACKGROUND OF THE SHARE EXCHANGE

     During late 1997 and early 1998, as evidenced by various transactions in the UK, senior management of NTL recognized that the UK telecommunications industry has been actively consolidating and began to review opportunities for strategic acquisitions and combinations with businesses operating, or owning licenses to operate, cable, telephone, television or telecommunications systems or services and related businesses in the UK in order to create long-term value for stockholders of NTL.

     At various times in the early part of 1998, J. Barclay Knapp, President and Chief Executive Officer of NTL, spoke with Robert T. Goad, Chief Executive Officer of Diamond, to discuss such consolidation trends and explore the possible advantages of a potential business combination involving NTL and Diamond. In May 1998, NTL and Diamond entered into a confidentiality agreement and retained legal and financial advisors to explore a possible transaction.

     On April 30, 1998, Mr. Goad met with Mr. Knapp to further review the potential synergies and overall business rationale for a combination of NTL and Diamond. As a result of such meeting and various subsequent telephone conversations, the parties and their legal and financial advisors undertook their due diligence reviews and negotiated the terms and conditions of the proposed share exchange. On June 8, 1998, subject to certain unresolved issues that the parties did not finally resolve until June 16, 1998, drafts of the Diamond Agreement were delivered to the NTL Board. See "THE DIAMOND AGREEMENT."

     The NTL Board held a special meeting on June 8, 1998 to discuss the proposed transaction. At the meeting, the management of NTL reviewed the status of the transaction; the results of NTL's due diligence review; representatives of DLJ, NTL's financial advisor, presented an analysis of the financial terms of the proposed transaction; and NTL's general counsel outlined the terms of the proposed transaction and the NTL Board's legal duties and responsibilities. At the conclusion of the meeting, the NTL Board unanimously approved and adopted the Diamond Agreement and the consummation of the transactions that were described in the drafts of the Diamond Agreement that were presented to the NTL Board, subject to the finalization of certain unresolved issues with Diamond.

     After further discussions with Diamond and its counsel, the Diamond Agreement was executed and delivered by all the parties thereto. A press release announcing the proposed Share Exchange was issued on June 16, 1998.

     On June 8, 1998, the date on which the NTL Board approved the Diamond Agreement, the composite closing price of the NTL Common Stock, as reported on the NASDAQ, was $43.50 per share. On June 16, 1998, the date on which the Diamond Agreement was executed, the composite closing price of the NTL

Common Stock, as reported on the NASDAQ, was $43.00 per share. There is no established public trading market for the Diamond Shares.

     On December 21, 1998, NTL and the Transferors amended the Diamond Agreement to, among other things, (i) extend the deadline for the consummation of the Share Exchange from January 31, 1999 to April 30, 1999, and (ii) revise the adjustment mechanisms with respect to the consideration for each four Ordinary Shares such that (A) if the Closing Date occurs within four months of the date of the Diamond Agreement, and the average sales price of the NTL Common Stock, as calculated pursuant to the Diamond Agreement, is $52.00 or more, the number of shares of NTL Common Stock to be transferred for each four Ordinary Shares will be decreased such that the value of such consideration will not exceed the Maximum Average Stock Price ($52.00); (B) if the Closing Date occurs after October 16, 1998 and prior to February 1, 1999, the Maximum Average Stock Price will increase by $.50 on October 16, 1998 and on each subsequent monthly anniversary date thereof until the Closing Date; and (C) if the Closing Date occurs on February 1, 1999 or thereafter, the Maximum Average Stock Price will be $65.00. A copy of such amendment to the Diamond Agreement is attached hereto as Annex B.

NTL'S REASONS FOR THE SHARE EXCHANGE; RECOMMENDATION OF THE NTL BOARD

     THE NTL BOARD HAS UNANIMOUSLY DETERMINED THAT THE SHARE EXCHANGE AND THE SHARE ISSUANCE ARE IN THE BEST INTERESTS OF NTL AND ITS STOCKHOLDERS AND HAS APPROVED THE DIAMOND AGREEMENT. THE NTL BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF NTL VOTE IN FAVOR OF THE SHARE ISSUANCE AT THE SPECIAL MEETING.

     In reaching its determination with respect to the Share Exchange and the Share Issuance, the NTL Board consulted with management, as well as its advisors, and considered the following principal factors:

          (i) the judgment, advice and analyses of its management with respect to the strategic, financial and operational benefits of the acquisition of Diamond, based in part on the business, financial, accounting and legal due diligence investigations performed with respect to Diamond;

          (ii) information concerning the financial condition, results of operations, prospects, and businesses of NTL and Diamond, as well as the stock price performance of NTL;

          (iii) current industry, economic and market conditions;

          (iv) the potential synergies, efficiencies and cost-savings as a result of the combination of NTL's and Diamond's operations, including the elimination of redundant costs at the corporate level;

          (v) the significant potential enhancement of the strategic and market position of the combined entity beyond that achievable by NTL alone, including the addition of approximately 575,000 homes, approximately 178,000 residential telephony subscribers, 90,000 cable television subscribers and 6,200 business telephony subscribers;

          (vi) the express terms and conditions of the Diamond Agreement, which are viewed as providing an equitable basis for the Share Exchange from the standpoint of NTL;

          (vii) the DLJ Opinion (see "-- Opinion of NTL's Financial Advisor");

          (viii) historical market prices and trading information with respect to the NTL Common Stock; and

          (ix) the opportunity, with a larger platform, for continued growth through strategic acquisitions.

     The NTL Board also considered a number of potentially negative factors, including: (i) the inherent challenges to effecting the Share Exchange and the attendant risk that management resources may be diverted from other strategic opportunities and from operational matters for an extended period of time; (ii) the likelihood of obtaining the Required British Approvals and the Required Consents; (iii) the risk that the Share Exchange would not be consummated; (iv) the impact of the Share Exchange on the customers and employees of each company; and (v) the risk that the market's perception of the combined company may not be as favorable as anticipated. In the NTL Board's view, these considerations were not sufficient, either individually or collectively, to outweigh the benefits of the proposed combination of the businesses of NTL and Diamond.

     The foregoing discussion of the information and factors considered and given weight by the NTL Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Share Exchange, the NTL Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the NTL Board may have given different weights to different factors.

OPINION OF NTL'S FINANCIAL ADVISOR

     NTL engaged DLJ to act as financial advisor to NTL and to provide a fairness opinion in connection with the transactions contemplated by the Diamond Agreement based upon DLJ's qualifications, expertise and reputation, as well as DLJ's prior investment banking relationship and familiarity with NTL. DLJ delivered its written opinion to the NTL Board as of June 16, 1998, to the effect that, as of such date, and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the ratio of the number of shares of NTL Common Stock issuable pursuant to the Diamond Agreement for each deferred share and each four Ordinary Shares of Diamond (the "Exchange Ratio") was fair to NTL from a financial point of view.

     THE FULL TEXT OF THE DLJ OPINION IS SET FORTH AS ANNEX C HERETO AND SHOULD BE READ CAREFULLY IN ITS ENTIRETY FOR ASSUMPTIONS MADE, PROCEDURES FOLLOWED, OTHER MATTERS CONSIDERED AND LIMITS OF THE REVIEW BY DLJ.

     THE DLJ OPINION WAS PREPARED FOR THE NTL BOARD AND ADDRESSES ONLY THE FAIRNESS OF THE EXCHANGE RATIO TO NTL FROM A FINANCIAL POINT OF VIEW AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OF NTL AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE SPECIAL MEETING. THE DLJ OPINION DOES NOT CONSTITUTE AN OPINION AS TO THE PRICE AT WHICH THE NTL COMMON STOCK WILL ACTUALLY TRADE AT ANY TIME. EXCEPT AS EXPRESSLY PROVIDED BELOW, THE DLJ OPINION DOES NOT ADDRESS THE RELATIVE MERITS OF THE SHARE EXCHANGE AND THE OTHER BUSINESS STRATEGIES BEING CONSIDERED BY THE NTL BOARD, NOR DOES IT ADDRESS THE NTL BOARD'S DECISION TO PROCEED WITH THE SHARE EXCHANGE.

     DLJ was selected to render an opinion in connection with the Share Exchange based upon DLJ's qualifications, expertise and reputation, including the fact that DLJ, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     The type and amount of consideration was determined in arm's length negotiations between NTL and Diamond. Except as set forth herein, no restrictions or limitations were imposed upon DLJ with respect to the investigations made or the procedures followed by DLJ in rendering the DLJ Opinion.

     The Board of Directors of NTL had asked DLJ to confine its analysis and opinion to the acquisition of Diamond, both assuming consummation of the Amalgamation and assuming that the Amalgamation would not be consummated as further described below. With the consent of NTL, DLJ assumed the exercise of certain purchase rights of TeleWest, a co-owner with Partners of interests in Cable London and Birmingham Cable, to acquire either or both of the Equity Interests as a result of the Amalgamation. DLJ did not reflect the ComTel Acquisition in the analyses presented below, as consummation of the ComTel Acquisition at the time DLJ rendered its opinion was uncertain.

     In arriving at the DLJ Opinion, DLJ reviewed the Diamond Agreement, including the exhibits thereto, as well as financial and other information that was publicly available or furnished to DLJ by NTL and Diamond, including information provided during discussions with NTL's management. Included in the information provided during discussions with NTL's management were certain financial projections for NTL and Diamond prepared by the management of NTL and certain financial projections for Partners which were also supplied by the management of NTL. In addition, DLJ compared certain financial and securities data of NTL, Partners and Diamond with that of various other companies whose securities are traded in public markets, reviewed the historical stock price of the NTL Common Stock, reviewed prices and premiums paid in certain other business combinations and conducted such other financial studies, analyses and investigations as DLJ deemed appropriate for purposes of rendering the DLJ Opinion.

     In rendering the DLJ Opinion, DLJ relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to it from public sources, that was provided to or discussed with it by NTL or NTL's representatives or that was otherwise reviewed by DLJ. DLJ relied upon the estimates of the management of NTL of the operating improvements achievable as a result of the Share Exchange and upon its discussion of such improvements with the management of NTL. DLJ also assumed that the financial projections supplied to DLJ were reasonably prepared and reflected the best currently available estimates and judgments of the management of NTL as to the future operating and financial performance of NTL, Diamond and Partners, respectively. In rendering the DLJ Opinion, DLJ did not assume any responsibility for making any independent valuation of any assets or liabilities of NTL, Diamond or Partners, or for making any independent verification of any of the information reviewed by DLJ. In addition, DLJ relied as to certain legal matters on advice of counsel to NTL. With the consent of NTL, DLJ assumed that the Exchange Ratio would be 0.25.

     The DLJ Opinion is necessarily based on economic, market, financial and other conditions as they existed on, and on information made available to DLJ as of, the date thereof. DLJ does not have any obligation to update, revise or reaffirm the DLJ Opinion.

     The following is a summary of the written analyses presented by DLJ to the NTL Board. All analyses discussed below, unless otherwise indicated, (i) assume the Exchange Ratio is calculated using a per share NTL Common Stock price of $41.94, based on the closing price of the NTL Common Stock on June 5, 1998, (ii) assume consummation of the Amalgamation at an exchange ratio of .3745, (iii) include potential cost savings that may be achievable as a result of the Share Exchange and the Amalgamation and (iv) assume an exchange rate of 1.637 U.S. dollars per U.K. pound.

     Comparison to Publicly Traded Comparables. To provide contextual data and comparative market information, DLJ analyzed the operating performance of Diamond at the Exchange Ratio relative to NTL, Partners, NTL pro forma for the Amalgamation, TeleWest and General Cable PLC ("General Cable") (collectively, the "Comparable Companies"). Historical financial information used in connection with the ratios provided below with respect to Diamond and the Comparable Companies is as of December 31, 1997, the most recent financial statements publicly available for each company as of the date of the DLJ Opinion. DLJ examined certain publicly available financial data, including (a) "Adjusted Enterprise Value" (defined as market value of common equity less proportionate cash, plus book value of proportionate debt, plus, in the case of NTL, proportionate interest in certain license fees to be paid, less option proceeds and, in the case of NTL, less the value of non-cable businesses) per "Equity Home" (defined as the number of homes in the franchise areas) and (b) "Franchise Value" (defined as Adjusted Enterprise Value less gross property, plant and equipment invested) per Equity Home. DLJ noted that as of June 5, 1998, the Comparable Companies were trading at (i) a range of $1,122 to $1,360 Adjusted Enterprise Value per Equity Home, compared with Diamond which, at the Exchange Ratio, would be valued at $1,196 Adjusted Enterprise Value per Equity Home and
(ii) a range of $301 to $707 Franchise Value per Equity Home, compared with Diamond which, at the Exchange Ratio, would be valued at a Franchise Value per Equity Home of $591.

     No company utilized in the comparable company analysis is identical to Diamond. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Companies and Diamond and other factors that could affect the public trading value of the Comparable Companies. Mathematical analysis such as determining the average may not in itself be a meaningful method of using comparable company data.

     Analysis of Purchase Price Multiples. DLJ calculated the current equity market capitalizations of NTL (based on the market price of NTL Common Stock as of June 5, 1998), Diamond (based on the market price of the NTL Common Stock exchangeable for Diamond Shares in the Share Exchange) and Partners (based on the market price of the Partners Common Shares as of June 5, 1998). DLJ then compared the projected purchase price multiples for Diamond, NTL, Partners and a combined NTL/Partners for 2000, 2001, 2002 and 2003, in each case calculated by adding current equity market capitalization to projected net debt and dividing the result by projected EBITDA. Based on this analysis, the NTL purchase price for Diamond represents a 15.3x multiple of 2000 EBITDA, a 10.2x multiple of 2001 EBITDA, a 7.1x multiple of 2002 EBITDA and a 5.7x multiple of 2003 EBITDA, as compared with EBITDA multiples for the corresponding periods of 12.1x, 8.4x, 5.9x and 4.3x for NTL standalone and 13.7x, 10.7x, 8.3x and 6.5x for Partners standalone. The multiples for Diamond do not give effect to any cost savings in connection with the acquisition of Diamond.

     Contribution Analysis. DLJ analyzed the relative contributions of NTL and Diamond to the revenues and EBITDA of the pro forma combined entity for the projected calendar years 1998, 2000, 2002 and 2004, including any potential cost savings that may be achievable as a result of the Share Exchange. Based on the projected financial information for these calendar years and assuming consummation of the Amalgamation, Diamond's revenues in each of these years would represent 15.0%, 18.0%, 19.0% and 18.0%, respectively, of the pro forma combined entity, and Diamond EBITDA in each of these years would represent 26.0%, 19.0%, 21.0% and 19.0%, respectively, of the pro forma combined entity. The shares of NTL Common Stock to be issued to the holders of Diamond Shares on a fully diluted basis would represent approximately 16.1% of the outstanding shares of NTL Common Stock after giving effect to the Share Exchange at the Exchange Ratio and assuming the consummation of the Amalgamation.

     DLJ also compared the implied per share valuations in 2004 of NTL on a stand-alone basis to NTL pro forma for the Share Exchange, based on the projections provided by NTL management and using an EBITDA multiple of 11.5x. This analysis yields an increase in NTL's share price of 6.1% assuming consummation of the Amalgamation, or 7.7% assuming no consummation of the Amalgamation, in each case compared to NTL's implied share price on a stand-alone basis.

     Discounted Cash Flow Analysis. In addition, DLJ performed a discounted cash flow ("DCF") analysis for the period commencing January 1, 1998 and ending December 31, 2005 based on the stand-alone unlevered free cash flows of Diamond, giving effect to the potential cost savings that may be achievable as a result of the Share Exchange. Unlevered free cash flows were calculated as the after-tax operating earnings of Diamond, plus depreciation and amortization and other non-cash items, plus (or minus) net changes in working capital, minus projected capital expenditures. DLJ calculated terminal values by applying a range of estimated multiples of EBITDA of 9.5x to 14.5x to the projected EBITDA of Diamond in 2005. The unlevered free cash flows and terminal values were then discounted to the present using a range of discount rates of 12.5% to 15.0% representing an estimated range of the weighted average cost of capital of Diamond.

     DLJ calculated an equity value of Diamond on a standalone basis ranging from $716 to $1,116 million using an EBITDA multiple of 11.5x. In addition, the combined DCF, which assumes the consummation of both the Share Exchange and the Amalgamation, yields a per share value of $59.71 to $82.71 for NTL, which represents a 4.1% to 4.9% premium to the DCF value of $57.34 to $78.82 per share of NTL combined with Partners only, in each case, using an EBITDA multiple of 11.5x. Assuming no consummation of the Amalgamation, the combined DCF of Diamond and NTL yields a per share value of $65.84 to $91.17 for NTL, which represents a 2.4% to 3.4% premium to NTL's stand-alone DCF value of $64.27 to $88.19 per share, in each case, using an EBITDA multiple of 11.5x.

     Comparison to Other Acquisitions. DLJ compared the Enterprise Value per Equity Home and the Franchise Value per Equity Home of the Share Exchange to those reflected in two pending transactions: (a) the recently-announced acquisition by NTL of Partners and (b) the recently-announced acquisition by TeleWest of General Cable. In addition, DLJ included analyses of the 1995 acquisition by Partners of SingTel's 50% ownership interest in certain UK cable properties and the 1996 roll-up of four entities into Cable and Wireless Communications PLC, although for various reasons DLJ did not believe these latter transactions to be perfect comparables. The analysis revealed that the Enterprise Value per Equity Home reflected in the Share Exchange is within the range of those of comparable transactions.

     The summary set forth above does not purport to be a complete description of the analyses performed by DLJ, but describes, in summary form, the principal elements of the analyses contained in the materials presented by DLJ to the NTL Board in connection with DLJ rendering the DLJ Opinion. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Each of the analyses conducted by DLJ was carried out in order to provide a different perspective on the transaction and add to the total mix of information available. DLJ did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Rather, in reaching its conclusion, DLJ considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of the analyses taken as a whole. DLJ did not place particular reliance or weight on any individual factor, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, DLJ believes that its analyses must be considered as a whole and that selecting portions of its analysis and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinion. In performing its analyses, DLJ made numerous assumptions with respect to industry performance, business, regulatory and economic conditions and other matters. In addition, DLJ assumed the absence of any material change in the UK telecommunication or cable industries or UK economic conditions, generally. The analyses performed by DLJ are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

     Pursuant to a letter agreement between NTL and DLJ dated June 8, 1998 (the "DLJ Engagement Letter"), NTL has agreed to pay DLJ (i) a retainer fee of $250,000 payable upon execution of the DLJ Engagement Letter, and (ii) a fee of L1 million payable at the time DLJ notified NTL that it was prepared to deliver the DLJ Opinion, irrespective of the conclusion reached therein. In addition, NTL has agreed to reimburse DLJ for all out-of-pocket expenses (including the reasonable fees and expenses of its counsel) incurred by DLJ in connection with its engagement, whether or not the Share Exchange is consummated, and to indemnify DLJ for certain liabilities and expenses arising out of the Share Exchange or the transactions in connection therewith, including liabilities under federal securities laws. The terms of the fee arrangement with DLJ were negotiated at arm's length between NTL and DLJ, and the NTL Board was aware of such arrangement.

     DLJ provides a full range of financial, advisory and brokerage services and in the course of its normal trading activities may from time to time effect transactions and hold positions in the securities of, or options on the securities of, Diamond or its affiliates and/or NTL for its own account and for the account of its customers.

     DLJ, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. DLJ has performed investment banking and other services for NTL, Diamond and their affiliates in the past and has been compensated for such services, including (i) acting as (a) lead manager for the offering in 1996 of approximately $600 million of Senior Deferred Coupon Notes by International CableTel Incorporated ("ICTI"), NTL's predecessor, (b) ICTI's financial advisor and agent in the 1996 consent solicitation for approximately $489 million of Senior Deferred Coupon Notes issued by ICTI, (c) lead manager for the offering in 1996 of approximately $275 million of Subordinated Convertible Notes by ICTI,
(d) lead manager for the offering in 1997 of approximately $400 million of Senior Notes by ICTI, (e) lead manager for the offering in 1997 of approximately $100 million of Senior Redeemable Exchangeable Preferred Stock by ICTI, (f) acting as NTL's financial advisor in connection with the Amalgamation with Partners and (g) lead manager for the offering in 1998 of $600 million of Convertible Subordinated Notes, and (ii) acting as co-manager for Diamond's offering in 1995 of approximately $531 million in principal amount at maturity of the 1995 Notes.

ACCOUNTING TREATMENT

     The Share Exchange will be accounted for by NTL under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended. Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values at the Closing Date. Such allocations will be based upon valuations that have not been finalized. The excess of such purchase price over the amounts so allocated will be recorded as goodwill.

GOVERNMENTAL AND REGULATORY APPROVALS

     The consummation of the Share Exchange is conditioned upon certain filings with, notices to and consents, approvals and actions of, various governmental entities with respect to the transactions contemplated by the Diamond Agreement being made and received prior to the Closing Date unless the failure to obtain such approvals would not have a material adverse effect on NTL or Diamond or would not result in a material violation of any laws. Certain of those approvals are summarized below.

     The Diamond Agreement requires that the following (collectively, the "Required British Approvals") will have occurred: (i) NTL will have received a written indication from the DTI, the ITC and the Radio Communications Agency (the "RCA") to the effect that the Share Exchange will not lead to the revocation of any licenses issued pursuant to the Cable and Broadcasting Act 1984 or the Broadcasting Act 1990 (as amended) or the revocation of any of the telecommunications or wireless telegraphy licenses or RCA licenses (issued by the DTI or by the RCA acting for the DTI pursuant to the Telecommunications Act 1984 or the Wireless Telegraphy Act 1949) which are held by Diamond or any of its subsidiaries, except for any licenses the loss of which would not have a material adverse effect on Diamond; (ii) NTL will have received written confirmation from OFTEL that the Director General has not after the date of the Diamond Agreement (A) issued any directions to Diamond or any of its subsidiaries in connection with their telecommunications licenses issued pursuant to the Telecommunications Act 1984 or their wireless telegraphy licenses issued pursuant to the Wireless Telegraphy Act 1949, (B) given notice to Diamond or any of its subsidiaries of its intention to make modifications to such licenses (other than modifications which are to be made to all or substantially all of the licenses issued pursuant to the Telecommunications Act 1984 or the Wireless Telegraphy Act 1949, as appropriate), or (C) taken or has no intention to take any steps pursuant to Section 16, 17 or 18 of the Telecommunications Act 1984 or the Wireless Telegraphy Act 1949 in relation to enforcement of any such licenses, except for, in the case of clause (A), such directions, in the case of clause (B), such modifications, or, in the case of clause (C), such enforcement steps as would not have a material adverse effect on Diamond; (iii) NTL will have received written confirmation from the ITC that the ITC has not after the date of the Diamond Agreement (A) issued any directions to Diamond or any of its subsidiaries in connection with any license issued pursuant to the Cable and Broadcasting Act 1984 or the Broadcasting Act 1990 (as amended) or the Broadcasting Act 1996, (B) given notice to Diamond or any of its subsidiaries of its intention to make modifications to any such license (other than modifications which are to be made to all or substantially all licenses issued pursuant to the Cable and Broadcasting Act 1984 or the Broadcasting Act 1990 (as amended) or the Broadcasting Act 1996, as the case may
be), or (C) taken and has no intention to take any steps in relation to enforcement of any such license, except for, in the case of clause (A), such directions, in the case of clause (B), such modifications, or, in the case of clause (C), such enforcement steps as would not have a material adverse effect on Diamond; and (iv) the Office of Fair Trading will have indicated to NTL either that the transactions contemplated by the Diamond Agreement do not qualify for investigation by the Monopolies and Mergers Commission pursuant to the Fair Trading Act 1973 or that The Secretary of State for Trade and Industry has decided not to refer the transactions contemplated by the Diamond Agreement to the Monopolies and Mergers Commission.

     The Required British Approvals from the DTI, OFTEL and ITC referred to in subsection (i) of the preceding paragraph have been obtained. Neither Diamond nor any of its subsidiaries hold licences under the Wireless Telegraphy Act 1949 and therefore no consent was necessary from the RCA. Confirmation has also been obtained from OFTEL as of October 28, 1998 and from the ITC as of October 13, 1998 in the terms contemplated by the Required British Approvals referred to in subsections (ii) and (iii) of the preceding paragraph, respectively. On June 17, 1998 The Secretary of State for Trade and Industry issued her decision not to refer the Share Exchange to the Monopolies and Mergers Commission as referred to in subsection (iv) of the preceding paragraph. Accordingly, all of the Required British Approvals have been obtained.

     Each of the parties to the Diamond Agreement has agreed to use reasonable best efforts to obtain all necessary actions or nonactions, waivers, consents and approvals from governmental entities and to make all necessary registrations and filings with any governmental entity in order to consummate the transactions contemplated by the Diamond Agreement. NTL and the Transferors have also agreed to (i) take all action necessary to ensure that no takeover statute or similar statute or regulation is or becomes applicable to the Diamond Agreement or any transaction contemplated thereby and (ii) if any takeover statute or similar statute or regulation becomes applicable to the Diamond Agreement or any transaction contemplated thereby, take all action necessary to ensure that the transactions contemplated by the Diamond Agreement may be consummated as promptly as practicable on the terms contemplated by the Diamond Agreement and otherwise to minimize the effect of such statute or regulation on the transactions contemplated by the Diamond Agreement. While NTL believes that it will receive all requisite regulatory approvals for the transactions contemplated by the Diamond Agreement, there can be no assurance as to the timing of such approvals or the ability of NTL or the Transferors to obtain such approvals on satisfactory terms or otherwise. It is a condition to the parties' respective obligations to effect the Closing of the Share Exchange that all necessary consents, approvals and actions of, filings with and notices to any governmental entity be obtained.

RESTRICTIONS ON TRANSFERABILITY OF SHARES

     No shares of NTL Common Stock constituting the Share Issuance will be registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom. Accordingly, such shares may not be resold except in compliance with the Securities Act or pursuant to an available exemption thereunder. Each Transferor has agreed that it is acquiring the NTL Common Stock pursuant to the Share Exchange solely for investment for its own account and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

     The obligation of each Transferor to effect the Share Exchange is subject, among other things, to NTL having entered into the Registration Rights Agreement with each such Transferor. See "CERTAIN AGREEMENTS RELATED TO THE SHARE
EXCHANGE -- The Registration Rights Agreement."

STOCK EXCHANGE LISTING

     It is a condition to the consummation of the Share Exchange that the shares of NTL Common Stock issuable to the Transferors pursuant to the Diamond Agreement and the shares of NTL Common Stock issuable upon exercise of Adjusted Options be approved for quotation on the NASDAQ, subject to official notice of issuance.

                             THE DIAMOND AGREEMENT

     The Diamond Agreement is included in its entirety in this Proxy Statement as Annex A and is incorporated herein by reference. We urge stockholders of NTL to read such document.

CONSIDERATION FOR DIAMOND SHARES

     Upon the terms and subject to the conditions contained in the Diamond Agreement, as consideration for the acquisition of the Diamond Shares, on the Closing Date, NTL will transfer to each Transferor consideration consisting of one share of NTL Common Stock for (i) each deferred share and (ii) each four Ordinary Shares; provided, however, that the consideration for each four Ordinary Shares will be adjusted as follows: (A) if the Closing Date occurs within four months of the date of the Diamond Agreement, and the average sales price of the NTL Common Stock, as calculated pursuant to the Diamond Agreement, is $52.00 or more, the number of shares of NTL Common Stock to be transferred for each four Ordinary Shares will be decreased such that the value of such consideration will not exceed the Maximum Average Stock Price ($52.00); (B) if the Closing Date occurs after October 16, 1998 and prior to February 1, 1999, the Maximum Average Stock Price will increase by $.50 on October 16, 1998, and on each subsequent monthly anniversary date thereof until the Closing Date; and
(C) if the Closing Date occurs on February 1, 1999 or thereafter, the Maximum Average Stock Price will be $65.00. Because more than four months have passed since June 16, 1998, the date of the Diamond Agreement, and the Closing Date will not occur prior to February 1, 1999, subparagraphs (A) and (B) above are no longer applicable adjustment mechanisms.

NO FRACTIONAL SHARES

     No fractional shares of NTL Common Stock will be issued pursuant to the Diamond Agreement. All fractional shares of NTL Common Stock that a Transferor would otherwise be entitled to receive as a result of the Share Exchange will be aggregated and if a fractional share results from such aggregation, such Transferor will be entitled to receive, in lieu thereof, an amount in cash determined by multiplying the closing sale price of the NTL Common Stock on the NASDAQ on the trading day immediately preceding the Closing Date by the fraction of a share of NTL Common Stock to which such Transferor would otherwise have been entitled.

REPRESENTATIONS AND WARRANTIES

     The Diamond Agreement contains various representations and warranties of NTL and the Transferors (relating to Diamond and in their own individual capacity) customary for transactions of this nature. These include, among other things, representations and warranties of NTL as to (i) its due organization, existence, good standing, organizational documents and similar corporate matters; (ii) its subsidiaries; (iii) its capitalization; (iv) its authorization, execution, delivery and performance and the enforceability of the Diamond Agreement and related matters; (v) consents and approvals necessary for consummation of the Share Exchange and the absence of conflicts, violations, breaches or defaults which result from compliance by NTL with the provisions of the Diamond Agreement; (vi) the documents and reports filed with the SEC and the accuracy and completeness of the information contained therein; (vii) the absence of undisclosed liabilities; (viii) the absence of certain material changes or events since December 31, 1997; (ix) compliance with laws, ordinances and regulations; (x) litigation; (xi) certain employee benefit and ERISA matters; (xii) tax matters; and (xiii) brokers.

     Pursuant to the Diamond Agreement, each Transferor, severally and not jointly, represents and warrants as to Diamond as follows: (i) due organization, existence, good standing, organizational documents and similar corporate matters; (ii) subsidiaries; (iii) capitalization; (iv) authorization, execution, delivery and performance and the enforceability of the Diamond Agreement and related matters; (v) consents and approvals necessary for consummation of the Share Exchange and the absence of conflicts, violations, breaches or defaults which result from compliance with the provisions of the Diamond Agreement; (vi) the documents and reports filed with the SEC and the accuracy and completeness of the information contained therein; (vii) the absence of undisclosed liabilities; (viii) financial statements; (ix) the absence of certain material changes or events since December 31, 1997; (x) compliance with laws, ordinances and regulations;

(xi) litigation; (xii) employee benefit matters; (xiii) tax matters; (xiv) certain material contracts; (xv) brokers; (xvi) employee matters; (xvii) intellectual property matters; and (xviii) insolvency.

     In addition, each Transferor, severally and not jointly, represents and warrants as to itself only as follows: (i) except for a Transferor that is an individual, its due organization, existence and good standing; (ii) its authorization, execution, delivery and performance and the enforceability of the Diamond Agreement and related matters; (iii) consents and approvals necessary for consummation of the Share Exchange and the absence of conflicts, violations, breaches or defaults which result from compliance with the provisions of the Diamond Agreement; (iv) title and absence of liens; (v) brokers; and (vi) investment intent and private placement. See "THE SHARE EXCHANGE -- Restrictions on Transferability of Shares."

CONDUCT OF BUSINESS PENDING THE SHARE EXCHANGE

     Pursuant to the Diamond Agreement, the Transferors have agreed that during the period from the date of the Diamond Agreement to the Closing Date, except as otherwise consented to by NTL or permitted by the Diamond Agreement, the Transferors will cause Diamond and its subsidiaries to carry on their respective businesses in the ordinary course consistent with past practice and, to the extent consistent therewith, to use all reasonable efforts to preserve intact their current business organizations, use reasonable efforts to keep available the services of their current officers and other key employees and preserve their relationships with those persons having business dealings with them.

     Without limiting the generality of the foregoing, and except as otherwise consented to by NTL or permitted by the Diamond Agreement, the Transferors have agreed that they will not permit Diamond or any of its subsidiaries to:

          (i) other than dividends and distributions by a direct or indirect wholly-owned subsidiary of Diamond to its parent, or by a subsidiary that is partially owned by Diamond or any of its subsidiaries, provided that Diamond or any such subsidiary receives or is to receive its proportionate share thereof, (A) declare, set aside or pay any dividends on, make any other distributions in respect of, or enter into any agreement with respect to the voting of, any of its shares, (B) split, combine, reclassify or vary any class rights attached to any of its shares or issue or create or authorize the issuance of any shares or other securities or loan capital,
     (C) capitalize any amount standing to the credit of any reserve or purchase, redeem or otherwise acquire any shares or other securities or loan capital of Diamond or any of its subsidiaries or any rights, warrants or options to acquire any such shares or other securities or loan capital or otherwise reorganize its share capital or (D) grant any option over any shares or other securities or loan capital or uncalled capital or issue any securities convertible into shares or other securities or loan capital;

          (ii) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares or any other securities or loan capital or any rights, warrants or options to acquire, any such shares or other securities or loan capital (other than the issuance of Ordinary Shares upon the exercise of Stock Options outstanding as of the date hereof in accordance with their present terms or pursuant to the CGT Option Agreement in accordance with its present terms);

          (iii) amend its memorandum or articles of association or other comparable organizational documents;

          (iv) acquire or agree to acquire the shares or stock or other securities of any other body corporate or any portion of the assets of any business or any person;

          (v) sell, lease, license, mortgage or otherwise encumber or subject to any lien or otherwise dispose of any of its properties or assets (including securitizations) other than (A) in the ordinary course of trading consistent with past practice or (B) the sale, lease, license or other disposition of up to L750,000 of such assets, in the aggregate;

          (vi) incur any indebtedness for borrowed money, other than pursuant to agreements or arrangements in effect as of the date of the Diamond Agreement, or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for the obligations of any person for borrowed money in an amount that exceeds individually or in the aggregate L500,000;

          (vii) enter into any joint venture, partnership or European Economic Interest Grouping;

          (viii) enter into any contract or commitment or any transaction otherwise than (A) in the ordinary and usual course of business and (B) at arms' length and for full value;

          (ix) enter into any contract, commitment or arrangement with the Transferors or any of their affiliates or vary, supplement or amend such existing contract, commitment or arrangement (other than on terms no less favorable than would be obtained from unaffiliated third parties, and as approved by a resolution of the Board of Directors of Diamond that contains such a conclusion);

          (x) engage any employees or consultants having an annual salary in excess of L100,000 or make a material change in the terms and conditions of employment or engagement or pension benefits of any employees or consultants;

          (xi) enter into any contract or commitment which either individually or in the aggregate may result in expenditure in excess of L250,000 per month;

          (xii) enter into any material agreement, arrangement or understanding with respect to programming, software, the provisioning of cable modem internet services, billing, the provisioning of digital CATV services and/or the acquisition of set top boxes, switching equipment or other computer and/or telecommunications equipment with a value in excess of L1 million;

          (xiii) make or change any material tax election or method of accounting or settle any material tax dispute or controversy; or

          (xiv) authorize, or commit or agree to take, any of the foregoing actions;

provided, that the limitations set forth in subparagraphs (i) through (xiv) above (other than subparagraph (iii)) will not apply to any transaction between Diamond and any wholly-owned subsidiary or between any wholly-owned subsidiaries of Diamond.

     In addition, the Transferors have agreed that they will ensure that Diamond and its subsidiaries will not, and NTL has agreed that it will not and will not permit any of its subsidiaries to, voluntarily take any action that would, or that could reasonably be expected to, result in (i) any of the representations and warranties of such party set forth in the Diamond Agreement that are qualified as to materiality becoming untrue at the Closing Date, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect at the Closing Date or (iii) any of the conditions to the Share Exchange set forth in the Diamond Agreement not being satisfied.

     Each Transferor (through the Transferors' Representative) and NTL has agreed to promptly advise the Transferors' Representative or NTL, as the case may be, orally and in writing, to the extent that it has knowledge of (i) any representation or warranty contained in the Diamond Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, (ii) any failure to comply in any material respect with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied under the Diamond Agreement and (iii) any change or event having, or which, insofar as can reasonably be foreseen, could reasonably be expected to have a material adverse effect on the truth of any of the representations and warranties or the ability of the conditions set forth in the Diamond Agreement to be satisfied; provided, however, that no such notification will affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under the Diamond Agreement.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     With respect to all outstanding share options or other rights to purchase or receive Diamond Shares (collectively, the "Stock Options") granted under the Senior Management Option Scheme (the "Stock

Plan"), dated October 29, 1994, as amended, NTL will permit each holder thereof to receive, at such holder's option, upon release of such holder's Stock Option that either is exercisable or not or will become, upon the Closing Date, exercisable under the Stock Plan, either (i) an option (the "NTL Option") to acquire, except as provided in the next paragraph, on the same terms and conditions as were applicable under such Stock Option, one share of NTL Common Stock for each four Ordinary Shares subject to the Stock Option (to be adjusted in the same manner as provided for in "-- Consideration for Diamond Shares" above) at an exercise price per share of NTL Common Stock (rounded to the nearest whole cent) equal to (A) the aggregate exercise price for the Ordinary Shares subject of such Stock Option divided by (B) the aggregate number of whole shares of NTL Common Stock deemed to be subject to such Stock Option in accordance with the foregoing or (ii) that number of shares of NTL Common Stock (rounded down to the nearest whole number) as is equal to one share of NTL Common Stock for each four Ordinary Shares subject to the Stock Option (to be adjusted in the same manner as provided for in "-- Consideration for Diamond Shares" above) less that number of shares of NTL Common Stock (rounded to the nearest whole number) as is equal in value to (A) the aggregate exercise price for the Ordinary Shares subject to the Stock Option divided by (B) the NTL Average Stock Price on the Closing Date.

     With respect to the NTL Options issued as contemplated in the preceding paragraph, 100% of each holder's NTL Options will be exercisable from the Closing Date, provided that such NTL Options will not be exercisable in the event that the holder of a Stock Option is dismissed as an employee or director of any company in the NTL or Diamond group as a result of his or her gross misconduct in circumstances entitling the NTL or Diamond group summarily to dismiss the employee without prior notice under such employee's or director's service agreement and applicable law.

     As soon as practicable after the date of the Diamond Agreement, NTL (and, if appropriate, the Transferors will ensure that Diamond, jointly with NTL) will deliver to holders of Stock Options appropriate notices setting forth such holders' rights pursuant to the Stock Plan and the alternatives offered to them in accordance with the Diamond Agreement, together with any form of release required to be executed by such holders.

     NTL has agreed that no later than the Closing Date, it will prepare and file with the SEC a registration statement on Form S-8 (or another appropriate form) registering a number of shares of NTL Common Stock issuable in accordance with this section. Such registration statement will be kept effective (and the current status of the prospectus or prospectuses required thereby will be maintained) at least for so long as NTL Options remain outstanding and until such time as the shares of NTL Common Stock subject to such NTL Options are no longer subject to resale restrictions under the Securities Act.

FEES AND EXPENSES

     All fees and expenses incurred in connection with the Diamond Agreement and the transactions contemplated by the Diamond Agreement will be paid by the party incurring such fees or expenses, whether or not the transactions contemplated by the Diamond Agreement are consummated. The Transferors have represented and undertaken that no such fees and expenses have been or will be borne by Diamond or any of its subsidiaries.

CONDITIONS PRECEDENT TO THE SHARE EXCHANGE

     The respective obligation of each of NTL and the Transferors to effect the Share Exchange is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions: (i) the obtaining of the Stockholder Approval; (ii) the obtaining of the Required British Approvals; (iii) the obtaining of all other approvals required to be obtained by Diamond, NTL or any of their subsidiaries, except where the failure to obtain such approvals is not reasonably expected to have a material adverse effect on NTL or Diamond or which will not result in a material violation of any laws; (iv) the absence of any judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other governmental entity of competent jurisdiction or other legal restraint or prohibition (collectively, the "Restraints") which prevents the consummation of the transactions contemplated by the Diamond Agree-ment or which otherwise is reasonably likely to have a material adverse effect on NTL or Diamond; (v) the quotation on the NASDAQ, subject only to official notice of issuance, of the shares of NTL Common Stock constituting the Share Issuance; and (vi) the obtaining of the Required Consents.

     The obligation of NTL to effect the transactions contemplated by the Diamond Agreement is also subject to the satisfaction or waiver of, among other things, the following conditions: (i) the representations and warranties of the Transferors set forth in the Diamond Agreement being true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "material adverse effect" set forth therein) does not have, and is not likely to have, individually or in the aggregate, a material adverse effect on NTL (assuming the consummation of the transactions contemplated by the Diamond Agreement) or Diamond; (ii) the Transferors having performed in all material respects all obligations required by the Diamond Agreement to be performed by them at or prior to the Closing Date; and (iii) there having not occurred, as of the Closing Date, any material adverse change relating to Diamond from the date of the Diamond Agreement.

     The obligation of the Transferors to effect the transactions contemplated by the Diamond Agreement is also subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of NTL set forth in the Diamond Agreement being true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "material adverse effect" set forth therein) does not have, and is not likely to have, individually or in the aggregate, a material adverse effect on NTL; (ii) NTL having performed in all material respects all obligations required by the Diamond Agreement to be performed by it at or prior to the Closing Date; (iii) there having not occurred, as of the Closing Date, any material adverse change relating to NTL since the date of the Diamond Agreement; (iv) NTL having entered into the Registration Rights Agreement with the Transferors; (v) the Transferors having received an opinion, dated the Closing Date, from Sullivan & Cromwell, counsel to Diamond, to the effect that for federal income tax purposes the Share Exchange will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and NTL and Diamond will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

     None of NTL nor the Transferors may rely on the failure of any applicable condition to be satisfied if such failure was caused by such party's failure to use best efforts to consummate the Share Exchange and the other transactions contemplated by the Diamond Agreement.

ADDITIONAL AGREEMENTS

     NASDAQ Quotation. NTL has agreed to use reasonable best efforts to cause the NTL Common Stock issuable under the Diamond Agreement and upon exercise of NTL Options to be approved for quotation on the NASDAQ, subject to official notice of issuance, as promptly as practicable after the date of the Diamond Agreement, and in any event prior to the Closing Date.

     The Amalgamation. Each of the Transferors has agreed that it will, and will cause its affiliates to, vote any voting securities of NTL which they are entitled to vote to approve the matters with respect to the Amalgamation that will be presented to stockholders of NTL at the Special Meeting.

     The Special Meeting. NTL has agreed to take all necessary actions to convene as promptly as practicable after the date of the Diamond Agreement a special meeting of its stockholders to authorize the transactions contemplated by the Diamond Agreement.

     Standstill Agreements; Confidentiality Agreements. The Transferors have agreed to procure that, during the period from the date of the Diamond Agreement through the Closing Date, neither Diamond nor any of its subsidiaries will terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which it is a party. During such period, the Transferors have also agreed to procure that Diamond and its subsidiaries will enforce, to the fullest extent permitted under applicable law, the provisions of any such agreement, including by obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court having jurisdiction.

     Debt Offers. Each of NTL and the Transferors have agreed to use its respective reasonable best efforts to obtain, upon terms and conditions which are reasonably satisfactory to NTL, any required consents of the holders of the various debt securities of NTL and Diamond in order to permit the transactions contemplated by the Diamond Agreement. The costs, fees and expenses payable by Diamond in connection with such consents, if required, shall be subject to the reasonable approval of NTL.

     Bring-Along for Optionholder Shares. The Transferors have agreed that insofar as the holders of Stock Options, including CGT (the "Option Shareholders"), validly exercise their Stock Options in accordance with the rules of the Stock Plan after the date of the Diamond Agreement to acquire Ordinary Shares (the "Option Shares"), then the Transferors will, in accordance with the rules of the Stock Plan require the Option Shareholders to sell all of the Option Shares to NTL on the same terms and conditions as contained in the Diamond Agreement.

     Tag-Along for Optionholders Shares. Without prejudice to the obligations of the Transferors as set forth in the preceding paragraph, NTL has agreed that in the event that any holders of Stock Options, including CGT, validly exercise their Stock Options as described in the preceding paragraph, then NTL will offer to purchase from the Option Shareholders all of the Option Shares on the same terms and conditions contained in the Diamond Agreement and that such offer will remain capable for acceptance for a period of 14 days from the date on which it is made.

     No Change to Stock Options. The Transferors have agreed to procure that Diamond will not, except as specifically contemplated in the Diamond Agreement or with the prior consent of NTL, (i) amend the rules of the Stock Plan or the Option Agreement (whether or not with the prior consent of the holders of Stock Options) or (ii) approach, or dispatch any document to, the holders of Stock Options.

     Indemnification; Directors and Officers Insurance. NTL has agreed to maintain for the benefit of Diamond's past and present directors and officers indemnification arrangements pursuant to Diamond's memorandum and articles of association and indemnification agreements in existence on the date of the Diamond Agreement covering acts or omissions occurring at or prior to the Closing Date to the same extent as are in place at the date of the Diamond Agreement. NTL has also agreed to provide, for not less than six years from the Closing Date, Diamond's current directors and officers with a directors' and officers' liability insurance policy that provides coverage for events occurring prior to the Closing Date that is no less favorable than Diamond's existing policy.

TERMINATION

     The Diamond Agreement may be terminated at any time prior to the Closing
Date:

          (i) by mutual written consent of NTL and the Majority Transferors;

          (ii) by either NTL or the Majority Transferors: (A) if the Share Exchange has not been consummated by the End Date, except if such failure is due to a material breach of the Diamond Agreement by the party seeking to terminate; (B) if any Restraint which prevents the consummation of the Share Exchange or which otherwise is reasonably likely to have a material adverse effect on Diamond or NTL is in effect and has become final and nonappealable, provided, that the party seeking to terminate the Diamond Agreement must have used its best efforts to prevent the entry of and to remove such Restraint; or (C) if so required, NTL fails to acquire the authorization of its stockholders as contemplated by the Diamond Agreement;

          (iii) by either NTL or the Transferors if the other party has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Diamond Agreement, which breach or failure to perform would give rise to the failure of certain conditions set forth in the Diamond Agreement, and such condition is incapable of being satisfied by the End Date; and

          (iv) by the Majority Transferors if (A) as of a date not more than three business days before the expected Closing Date, the NTL Average Stock Price determined as of such date is less than $36.00, (B) notice has been provided to NTL under the Diamond Agreement of an intent to terminate and
     (C) within one business day of receipt of such notice, NTL has not offered to increase the consideration payable per four Ordinary Shares such that the value of such consideration shall be $36.00 per four Ordinary Shares or more at such time.

     In the event of termination of the Diamond Agreement by either NTL or the Transferors as described above, the Diamond Agreement will become void and have no effect, without any liability or obligation on the part of NTL or Transferors, except for, among other things, certain specified obligations including, without limitation, those relating to financial advisory and brokerage fees and expenses of the Share Exchange, and except to the extent that such termination results from the willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in the Diamond Agreement.

AMENDMENT

     The Diamond Agreement may be amended in writing by each of the parties, provided that each of the Transferors agrees to be bound by any amendment approved by and entered into by the Majority Transferors; provided, however, that any amendment that has or could reasonably be expected to have a disproportionate adverse effect on one Transferor but that does not similarly affect all Transferors will also require the approval of the affected Transferor.

EXTENSION; WAIVER

     At any time prior to the Closing Date, NTL or Transferors' Representative may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained in the Diamond Agreement or in any document delivered pursuant to the Diamond Agreement or (iii) waive compliance by the other party with any of the agreements or conditions contained in the Diamond Agreement. Any agreement on the part of NTL or the Transferors' Representative to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of NTL or the Transferors' Representative to assert any of its rights under the Diamond Agreement or otherwise shall not constitute a waiver of such rights.

                CERTAIN AGREEMENTS RELATED TO THE SHARE EXCHANGE

THE REGISTRATION RIGHTS AGREEMENT

     The Diamond Agreement requires NTL to enter into the Registration Rights Agreement with each of the Transferors (the "Holders") on or prior to the Closing Date. Subject to certain limitations and conditions, the Registration Rights Agreement obligates NTL to file a registration statement with the SEC at any time, and from time to time, during the period beginning on the six month anniversary date of the Closing Date and ending five years thereafter upon written notice by a Holder or group of Holders who hold and propose to sell NTL Common Stock received in connection with the Share Exchange with an aggregate value of at least $50 million or, in the case of certain Holders, $25 million. In addition, NTL is obligated to file with the SEC one or more "shelf" registration statements providing for the registration, and the sale on a continuous or delayed basis in secondary "market-making" transactions by Goldman, Sachs & Co., of outstanding publicly traded debt and equity securities of NTL. NTL will not be required to effect more than one demand registration in any six-month period or more than seven demand registrations in total. Each Holder will have the right to participate in a demand of another Holder or group of other Holders.

     Pursuant to the Registration Rights Agreement, each Holder will have the right to "piggyback" on registrations filed by NTL subject to customary terms, except where such right would violate the registration rights agreement in connection with the Amalgamation.

     NTL is required to bear the expenses of the registration of the shares of NTL Common Stock received by Holders pursuant to the Share Exchange. Holders are responsible for paying all underwriting discounts and broker's commissions incurred in connection with the sale or other disposition of the NTL Common Stock received in connection with the Share Exchange, as well as any fees and expenses of legal counsel and other advisors separately engaged by them.

     The foregoing summary of the Registration Rights Agreement is qualified in its entirety by the text of the form of Registration Rights Agreement which is attached as Annex D hereto and which is incorporated herein by reference.

THE SUPPLEMENTAL OPTION AGREEMENT

     Pursuant to the Diamond Agreement, NTL, Diamond, European Cable and CGT have entered into the Supplemental Option Agreement with respect to the Option Agreement pursuant to which Diamond granted to CGT the CGT Options to acquire 654,000 Ordinary Shares. The Supplemental Option Agreement provides, among other things, that CGT will, prior to but conditional upon the closing of the Share Exchange, (i) exercise in full the CGT Options or (ii) release in full the CGT Options in return for shares of NTL Common Stock as contemplated by the Diamond Agreement. See "THE DIAMOND AGREEMENT -- Stock Options and Stock Appreciation Rights."

     The foregoing summary of the Supplemental Option Agreement is qualified in its entirety by the text of the Supplemental Option Agreement which is attached as Annex E hereto and which is incorporated herein by reference.

                        DESCRIPTION OF NTL CAPITAL STOCK

GENERAL

     The authorized capital stock of NTL consists of 400,000,000 shares of NTL Common Stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $.01 per share (the "NTL Preferred Stock"). At the close of business on January 28, 1999: (i) approximately 60,470,000 shares of NTL Common Stock were issued and outstanding; (ii) no shares of NTL Common Stock were held by NTL in its treasury; (iii) approximately 125,000 shares of the 13% Preferred Stock were issued and outstanding; (iv) 1,000,000 shares of Series A Junior Participating Preferred Stock (the "Rights Preferred Stock") were reserved for issuance pursuant to the Rights Agreement; (v) approximately 17,057,000 shares of NTL Common Stock were reserved for issuance pursuant to the conversion of the 7% Convertible Notes; (vi) approximately 2,880,000 shares of NTL Common Stock were reserved for issuance upon the exercise of certain warrants; (vii) approximately 16,144,000 shares of NTL Common Stock were reserved for issuance pursuant to various NTL employee and director stock options; (viii) 125,280 shares of 9.9% Non-Voting Mandatorily Redeemable Preferred Stock, Series A (the "9.9% Preferred Stock, Series A") were issued and outstanding; (ix) 52,217 shares of 9.9% Non-Voting Mandatorily Redeemable Preferred Stock, Series B (the "9.9% Preferred Stock, Series B") were issued and outstanding; and (x) 500,000 shares of 5 1/4% Convertible Preferred Stock, Series A (the "5 1/4% Preferred Stock") were issued and outstanding.

NTL COMMON STOCK

     The holders of NTL Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders of NTL and do not have cumulative voting rights in the election of directors. Holders of NTL Common Stock are entitled to receive ratably such dividends as may from time to time be declared by the NTL Board out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of NTL, holders of NTL Common Stock would be entitled to share ratably in all assets of NTL available for distribution to holders of NTL Common Stock remaining after payment of liabilities and liquidation preference of any outstanding NTL Preferred Stock. Holders of NTL Common Stock have no preemptive rights and have no rights to convert their NTL Common Stock into any other securities, and there are no redemption provisions with respect to such shares. All of the outstanding shares of NTL Common Stock are fully paid and nonassessable.

NTL PREFERRED STOCK

     The NTL Board has the authority to issue NTL Preferred Stock in one or more series and to fix as to any such series the designation, title, voting powers and any other preferences, and relative, participating, optional or other special rights and qualifications, limitations or restrictions, without any further vote or action by the stockholders of NTL.

     13% Preferred Stock. The 13% Preferred Stock ranks prior to the NTL Common Stock, Rights Preferred Stock, 9.9% Preferred Stock, Series A, 9.9% Preferred Stock, Series B, and 5 1/4% Preferred Stock, with respect to dividend rights and rights on liquidation, winding up and dissolution, and each share of 13% Preferred Stock has a liquidation preference of $1,000. Holders of shares of 13% Preferred Stock are entitled to receive, when, as and if declared by the NTL Board, quarterly dividends per share at a rate of 13% per annum. Dividends accruing on or prior to February 15, 2004 may, at NTL's option, be paid in cash, by issuing additional shares of 13% Preferred Stock having an aggregate liquidation preference equal to the amount of such dividends, or in any combination of the foregoing. Dividends accruing after February 15, 2004 must be paid in cash. NTL may redeem any or all of the 13% Preferred Stock on or after February 15, 2002 at declining redemption prices as set forth in the certificate of designation with respect to the 13% Preferred Stock, plus accrued and unpaid dividends to the date of redemption. NTL must redeem all outstanding shares of 13% Preferred Stock on February 15, 2009 at a price equal to 100% of the liquidation preference thereof, plus accrued and unpaid dividends to the date of redemption.

     Holders of 13% Preferred Stock have no general voting rights, except as otherwise required under Delaware law and except in certain circumstances as set forth in the certificate of designation with respect to the 13% Preferred Stock including (i) amending certain rights of the holders of the 13% Preferred Stock and (ii) the issuance of any class of equity securities that ranks on a parity with or senior to the 13% Preferred Stock, other than additional shares of the 13% Preferred Stock issued in lieu of cash dividends or parity securities issued to finance the redemption by NTL of the 13% Preferred Stock. In addition, if (i) dividends are in arrears for six quarterly periods (whether or not consecutive) or (ii) NTL fails to make a mandatory redemption or an offer to purchase all of the outstanding shares of 13% Preferred Stock following a Change of Control Triggering Event (as defined in the certificate of designation with respect to the 13% Preferred Stock) as required or fails to pay pursuant to such redemption or offer, holders of a majority of the outstanding shares of 13% Preferred Stock, voting as a class, will be entitled to elect two directors to the NTL Board. In the event of a Change of Control Triggering Event, NTL will, subject to certain conditions, offer to purchase all outstanding shares of 13% Preferred Stock at a purchase price equal to 101% of the liquidation preference thereof, plus accrued and unpaid dividends to the date of purchase. Moreover, in the event of a Change of Control Call Event (as defined in the certificate of designation with respect to the 13% Preferred Stock), NTL will have the option to redeem all of the outstanding shares of 13% Preferred Stock at a redemption price equal to 100% of the liquidation preference thereof plus the applicable premium and accrued and unpaid dividends to the date of repurchase.

     On any scheduled dividend payment date, NTL may, at its option, exchange all, but not less than all, of the shares of 13% Preferred Stock then outstanding into NTL's 13% Series B Subordinated Exchange Debentures Due 2009.

     9.9% Preferred Stock, Series A. The 9.9% Preferred Stock, Series A ranks prior to the NTL Common Stock and Rights Preferred Stock with respect to dividend rights and rights on liquidation, winding up and dissolution, and each share of 9.9% Preferred Stock, Series A has a liquidation preference of $1,000 per share. Holders of shares of 9.9% Preferred Stock, Series A are entitled to receive, when, as and if declared by NTL's Board of Directors cumulative dividends at a rate of 9.9% per annum of the Stated Value of $1,000. Dividends are payable on the 9.9% Preferred Stock, Series A on the date that the 9.9% Preferred Stock, Series A is redeemed. Dividends may, at NTL's option, be paid in cash, by issuing shares of NTL Common Stock or by issuing shares of Convertible Preferred Stock, or in any combination of the foregoing. NTL may redeem any or all of the 9.9% Preferred Stock, Series A at any time at a redemption price equal to $1,000 per share, plus accrued and unpaid dividends to the date of redemption. NTL must redeem all outstanding shares of 9.9% Preferred Stock, Series A on September 21, 2008 at a redemption price equal to $1,000 per share, plus accrued and unpaid dividends to the date of redemption. If NTL has not exercised its right to optionally redeem the 9.9% Preferred Stock, Series A by December 22, 1999, it shall mandatorily redeem all of the outstanding shares of 9.9% Preferred Stock, Series A at a redemption price equal to $1,000 per share plus accrued and unpaid dividends to the date of redemption. NTL, at its option, may effect the mandatory redemption of the 9.9% Preferred Stock, Series A in cash, in exchange for shares of NTL Common Stock, in exchange for shares of Convertible Preferred Stock or in any combination of the foregoing.

     Holders of the 9.9% Preferred Stock, Series A have no general voting rights, except as otherwise required under the DGCL and except in certain circumstances as set forth in the certificate of designation with respect to the 9.9% Preferred Stock, Series A including amending certain rights of the holders of the 9.9% Preferred Stock, Series A. No approval is required of the holders of the 9.9% Preferred Stock, Series A for the issuance of any other class of equity securities.

     Convertible Preferred Stock. The Convertible Preferred Stock, par value $.01 per share (the "Convertible Preferred Stock"), may be issued, at the option of NTL, in redemption of the 9.9% Preferred Stock, Series A. The Convertible Preferred Stock, if issued, will rank prior to the NTL Common Stock, the Rights Preferred Stock and any other class of capital stock or series of preferred stock that by its terms ranks junior to the Convertible Preferred Stock (collectively "Junior Stock") with respect to dividend rights and rights on liquidation, winding up and dissolution. Each share of Convertible Preferred Stock will have a liquidation preference of $1,000. Holders of Convertible Preferred Shares will be entitled to receive, when as and if declared by NTL's Board of Directors, cumulative dividends from the date that the Convertible Preferred

Stock is issued in accordance to the following terms (i) dividends will be declared in preference to dividends on any Junior Stock; (ii) dividends will be paid at a rate determined at the time of issuance of the Convertible Preferred Stock, and (iii) dividends may be paid, in the sole discretion of NTL, in cash, by issuing shares of NTL Common Stock or by issuing additional shares of Convertible Preferred Stock or any combination of the foregoing. Dividends will accrue semi-annually from the second anniversary of the issuance of the Convertible Preferred Stock.

     The Convertible Preferred Shares will be redeemable at any time, in whole or in part, at the option of NTL, for $1,000 in cash per share. After the third anniversary of their issuance, the Convertible Preferred Stock may be redeemed, at the option of NTL, for shares of NTL Common Stock. The Convertible Preferred Stock is mandatorily redeemable on the tenth anniversary of its issuance at a redemption price of $1,000 per share in cash or for shares of NTL Common Stock. The Convertible Preferred Stock will be convertible at the option of the holders thereof at any time into an amount of shares of NTL Common Stock determined in accordance with a formula set forth in the certificate of designation relating thereto, subject to adjustment in certain circumstances.

     The holders of Convertible Preferred Stock will have no voting rights, except as required by law and as provided in the certificate of designations relating thereto. Convertible Preferred Stock holders may elect two new members of the NTL Board if the accumulation of accrued and unpaid dividends on the outstanding Convertible Preferred Stock constitutes an amount equal to three semi-annual dividends.

     9.9% Preferred Stock, Series B. The 9.9% Preferred Stock, Series B ranks prior to the NTL Common Stock and the Rights Preferred Stock with respect to dividend rights and rights on liquidation, winding up and dissolution, and each share of 9.9% Preferred Stock, Series B has a liquidation preference of $1,000 per share. Holders of shares of 9.9% Preferred Stock, Series B are entitled to receive, when, as and if declared by NTL's Board of Directors dividends at a rate of 9.9% per annum of the Stated Value of $1,000. Dividends are payable on the 9.9% Preferred Stock, Series B on the date that the 9.9% Preferred Stock, Series B is redeemed. Dividends may, at NTL's option, be paid in cash, by issuing shares of NTL Common Stock, or in any combination of the foregoing. NTL may redeem any or all of the 9.9% Preferred Stock, Series B at any time at a redemption price equal to $1,000 per share, plus accrued and unpaid dividends to the date of redemption. NTL must redeem all outstanding shares of 9.9% Preferred Stock, Series B on December 21, 2008 at a redemption price equal to $1,000 per share, plus accrued and unpaid dividends to the date of redemption. If NTL has not exercised its right to optionally redeem the 9.9% Preferred Stock, Series B by June 15, 2000, it shall mandatorily redeem all of the outstanding shares of 9.9% Preferred Stock, Series B at a redemption price equal to $1,000 per share plus accrued and unpaid dividends to the date of redemption. NTL must also redeem all outstanding shares of 9.9% Preferred Stock, Series B in the event of a Reorganization (as defined in the certificate of designation with respect to the 9.9% Preferred Stock, Series B), subject to certain exceptions. NTL, at its option, may effect the mandatory redemption of the 9.9% Preferred Stock, Series B in cash, in exchange for shares of NTL Common Stock, or in any combination of the foregoing.

     Holders of the 9.9% Preferred Stock, Series B have no general voting rights, except as otherwise required under the DGCL and except in certain circumstances as set forth in the certificate of designation with respect to the 9.9% Preferred Stock, Series B, including amending certain rights of the holders of the 9.9% Preferred Stock, Series B.

     5 1/4% Convertible Preferred Stock, Series A. The 5 1/4% Preferred Stock ranks prior to the NTL Common Stock, the Rights Preferred Stock, the 9.9% Preferred Stock, Series A, and the 9.9% Preferred Stock, Series B, and junior only to the 13% Preferred Stock, with respect to dividend rights and rights on liquidation, winding up and dissolution, and each share of 5 1/4% Preferred Stock has a liquidation preference of $1,000, plus any accrued and unpaid dividends. Holders of shares of 5 1/4% Preferred Stock are entitled to receive, when, as and if declared by the NTL Board quarterly dividends per share at a rate of 5 1/4% per annum. Dividends may be paid, at NTL's option, either in (i) cash, (ii) NTL Common Stock or (iii) additional shares of NTL Preferred Stock having terms substantially similar to the 5 1/4% Preferred Stock ("Additional Preferred"), except that the conversion rate and value of the shares of such Additional Preferred shall be increased for each dividend payment date after the first dividend payment date by a compounding factor set forth in the certificate of designations with respect to the 5 1/4% Preferred Stock.

     NTL may redeem any or all of the 5 1/4% Preferred Stock on the earlier of
(i) seven years from the issue date and (ii) that date when the NTL Common Stock has for a period of over 25 trading days traded at a value over $120 per share, at NTL's option, for either (A) cash in an amount of $1,000 per share of 5 1/4% Preferred Stock, plus accrued and unpaid dividends, (B) NTL Common Stock valued at $1,025 per share of 5 1/4% Preferred Stock, plus accrued and unpaid dividends, in the case of a redemption occurring at least seven years from the issue date, (C) NTL Common Stock valued at $1,000 per share of 5 1/4% Preferred Stock, plus accrued and unpaid dividends, in the case of a redemption due to the trading value of the NTL Common Stock over a 25-day period, or (D) any combination of cash and NTL Common Stock at a redemption price based on the respective combination of the consideration. Holders of shares of 5 1/4% Preferred Stock have the option to require NTL to redeem all outstanding shares of 5 1/4% Preferred Stock on and after January 28, 2009, at a price equal to 100% of the liquidation preference thereof, payable in cash, NTL Common Stock, or any combination thereof. NTL must redeem all shares of 5 1/4% Preferred Stock that remain outstanding on the twentieth anniversary of the issue date at a redemption price equal to $1,000 per share, payable at NTL's option in cash, NTL Common Stock or any combination thereof, plus accrued and unpaid dividends.

     Holders of shares of 5 1/4% Preferred Stock have no general voting rights, except as otherwise required by law and except in certain circumstances as set forth in the certificate of designations with respect to the 5 1/4% Preferred Stock, including (i) if dividends are in arrears for six quarterly periods (whether or not consecutive), (ii) for purposes of amending certain rights of the holders of shares of the 5 1/4% Preferred Stock or (iii) to approve the issuance of any equity securities that rank on a parity with or senior to the 5 1/4% Preferred Stock or the increase of the authorized amounts of any such other class or series, other than shares of Additional Preferred or shares of securities that rank on a parity with or senior to the 5 1/4% Preferred Stock issued in order to refinance, redeem or refund the 13% Preferred Stock, provided the maximum accrual value of such securities may not exceed the maximum accrual value of the 13% Preferred Stock.

     Holders of shares of 5 1/4% Preferred Stock have the right, at any time and from time to time, to convert any or all outstanding shares of 5 1/4% Preferred Stock held by them (but not any fractional shares) into NTL Common Stock, such that each share of the 5 1/4% Preferred Stock is convertible into 10 shares of NTL Common Stock, subject to adjustment in accordance with the certificate of designations; provided, that the number of shares of NTL Common Stock deliverable upon conversion of the 5 1/4% Preferred Stock (together with the conversion of any shares of Additional Preferred) shall not exceed 7,590,994, subject to adjustment in accordance with the certificate of designations.

CERTAIN SPECIAL CHARTER PROVISIONS

     NTL's Restated Certificate of Incorporation, as amended (the "Charter"), contains the provisions described below. Such charter provisions may have the effect, alone or in combination with each other or with the existence of authorized but unissued NTL Common Stock and any series of NTL Preferred Stock, of precluding or rendering more difficult a hostile takeover making it more difficult to remove or change the composition of NTL's incumbent board of directors and its officers, being adverse to stockholders who desire to participate in a tender offer and depriving stockholders of possible opportunities to sell their shares at temporarily higher prices.

     Classified Board and Filling of Vacancies on the Board of Directors. The Charter provides that the directors shall be divided into three classes, each of which shall serve a staggered three-year term, and that vacancies on the Board of Directors that may occur between annual meetings may be filled by the Board of Directors. In addition, this provision specifies that any director elected to fill a vacancy on the Board will serve for the balance of the term of the replaced director.

     Removal of Directors. The Charter provides that directors can be removed only by the stockholders for cause and then only by the affirmative vote of the holders of not less than two-thirds of the combined voting power of NTL.

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

     Voting Requirement for Certain Business Combinations. The Charter also provides that, in addition to any affirmative vote required by law, the affirmative vote of holders of two-thirds of the voting power of NTL shall be necessary to approve any "Business Combination" (as hereinafter defined) proposed by an "Interested Stockholder" (as hereinafter defined). The additional voting requirements will not apply, however, if: (i) the Business Combination was approved by not less than a majority of the Continuing Directors or (ii) a series of conditions are satisfied requiring, in summary, the following: (A) that the consideration to be paid to NTL's stockholders in the Business Combination must be at least equal to the higher of (x) the highest per-share price paid by the Interested Stockholder in acquiring any shares of NTL Common Stock during the two years prior to the announcement date of the Business Combination or in the transaction in which it became an Interested Stockholder (the "Determination Date"), whichever is higher or (y) the fair market value per share of NTL Common Stock on the announcement date or Determination Date, whichever is higher, in either case appropriately adjusted for any stock dividend, stock split, combination of shares or similar event (non-cash consideration is treated similarly) and (B) certain "procedural" requirements are complied with, such as the Consent Solicitation of proxies pursuant to the rules of the SEC and no decrease in regular dividends (if any) after the Interested Stockholder became an Interested Stockholder (except as approved by a majority of the Continuing Directors).

     An "Interested Stockholder" is defined as anyone who is the beneficial owner of more than 15% of the voting power of the voting stock, other than NTL and any employee stock plans sponsored by NTL, and includes any person who is an assignee of or has succeeded to any shares of voting stock in a transaction not involving a public offering that were at any time within the prior two-year period beneficially owned by an Interested Stockholder. The term "beneficial owner" includes persons directly and indirectly owning or having the right to acquire or vote the stock. Interested Stockholders participate fully in all stockholder voting.

     A "Business Combination" includes the following transactions: (i) merger or consolidation of NTL on any subsidiary with an Interested Stockholder or with any other corporation or entity which is, or after such merger or consolidation would be, an affiliate of an Interested Stockholder; (ii) the sale or other disposition by NTL or a subsidiary of assets having a fair market value of $5,000,000 or more if an Interested Stockholder (or an affiliate thereof) is a party to the transaction; (iii) the adoption of any plan or proposal for the liquidation or dissolution of NTL proposed by or on behalf of an Interested Stockholder (or an affiliate thereof); or (iv) any reclassification of securities, recapitalization, merger with a subsidiary, or other transaction which has the effect, directly or indirectly, of increasing the proportionate share of any class of the outstanding stock (or securities convertible into stock) of NTL or a subsidiary owned by an Interested Stockholder (or an affiliate thereof). Determinations of the fair market value of non-cash consideration are made by a majority of the Continuing Directors.

     The term "Continuing Directors" means any member of the NTL Board, while such person is a member of the NTL Board, who is not an Affiliate or Associate or representative of the Interested Stockholder and was a member of the NTL Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director while such successor is a member of the NTL Board, who is not an Affiliate or Associate or representative of the Interested Stockholder and is recommended or elected to succeed the Continuing Director by a majority of Continuing Directors.

     Voting Requirements for Certain Amendments to the Charter. The Charter provides that the provisions set forth in this section under the heading "Certain Special Charter Provisions" may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders or not less than two-thirds of the voting power of NTL. The requirement of an increased stockholder vote is designed to prevent a stockholder who controls a majority of the voting power of NTL from avoiding the requirements of the provisions discussed above by simply amending or repealing such provisions.

SECTION 203 OF THE DGCL

     Generally, Section 203 of the DGCL prohibits a publicly held Delaware corporation from engaging in any Business Combination (as defined herein) with an Interested Stockholder (as defined herein) for a period of three years following the time that such stockholder becomes an Interested Stockholder, unless (i) prior to

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

such time either the Business Combination or the transaction which resulted in the stockholder becoming an Interested Stockholder is approved by the board of directors of the corporation, (ii) upon consummation of the transaction which resulted in the stockholder becoming an Interested Stockholder, the Interested Stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding, for purposes of determining the number of shares outstanding, those shares held by persons who are both directors and officers and certain employee stock plans or (iii) at or after such time the Business Combination is approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the Interested Stockholder. A Business Combination includes certain mergers, consolidations, asset sales, transfers and other transactions resulting in a financial benefit to the Interested Stockholder. An Interested Stockholder is a person who, together with affiliates and associates, owns (or within the preceding three years, did own) 15% or more the corporation's voting stock.

TRANSFER AGENT AND REGISTRAR

     The Transfer Agent and Registrar for the NTL Common Stock is Continental Stock Transfer & Trust Company.

NTL RIGHTS AGREEMENT

     On August 27, 1993, the NTL Board adopted the Rights Agreement. The Rights Agreement provides that one Right will be issued with each share of NTL Common Stock issued (whether originally issued or from NTL's treasury) on or after October 13, 1993 and prior to the Rights Distribution Date (as defined herein). The Rights are not exercisable until the Rights Distribution Date and will expire at the close of business on October 13, 2003 unless previously redeemed by NTL as described below. When exercisable, each Right entitles the owner to purchase from NTL one one-hundredth of a share of Rights Preferred Stock at a purchase price of $100.00.

     Except as described below, the Rights will be evidenced by the NTL Common Stock certificates. The Rights will separate from the NTL Common Stock and a "Rights Distribution Date" will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of the NTL Common Stock (the "Stock Acquisition Date") and (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

     After the Rights Distribution Date, Rights certificates will be mailed to holders of record of the NTL Common Stock as of the Rights Distribution Date and thereafter the separate Rights certificates alone will represent the Rights.

     The Rights Preferred Stock issuable upon exercise of the Rights will be entitled to a minimum preferential quarterly dividend payment of $.01 per share and will be entitled to an aggregate dividend of 100 times the dividend, if any, declared per share of NTL Common Stock other than one payable in NTL Common Stock. In the event of liquidation, the holders of the Rights Preferred Stock will be entitled to a minimum preferential liquidation payment of $1.00 per share plus accrued and unpaid dividends and will be entitled to an aggregate payment of 100 times the payment made per share of the NTL Common Stock. Each share of Rights Preferred Stock will have 100 votes and will vote together with the NTL Common Stock. In the event of any merger, consolidation or other transaction in which shares of the NTL Common Stock are changed or exchanged, each share of Rights Preferred Stock will be entitled to receive 100 times the amount received per share of the NTL Common Stock. These rights are protected by customary antidilution provisions. Because of the nature of the Rights Preferred Stock's dividend, liquidation and voting rights, the value of one one-hundredth of a share of Rights Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of the NTL Common Stock.

     In the event that a person becomes an Acquiring Person (except pursuant to a tender offer or an exchange offer for all outstanding shares of NTL Common Stock at a price and on terms determined by at least a majority of the members of the NTL Board who are not officers of NTL and who are not representatives, nominees, affiliates or associates of an Acquiring Person, to be fair to the stockholders of NTL and otherwise in the best interests of NTL and its stockholders (a "Qualifying Offer")), each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price, the NTL Common Stock (or, in certain circumstances, cash, property or other securities of NTL) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of any such event, all Rights that are or (under certain circumstances specified in the Rights Agreement) were beneficially owned by any Acquiring Person (or certain related parties) will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by NTL as set forth below.

     In the event that, at any time following the Stock Acquisition Date, (i) NTL is acquired in a merger or other business combination transaction in which NTL is not the surviving corporation or the NTL Common Stock is changed or exchanged (other than a merger which follows a Qualifying Offer and satisfies certain other requirements) or (ii) 50% or more of NTL's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

     At any time until 10 days following the Stock Acquisition Date, NTL may redeem the Right in whole, but not in part, at a price of $.01 per Right. Immediately upon the action of the NTL Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of the Rights will be to receive the $.01 redemption price.

     Until a Right is exercised, the holder thereof, as such, shall have no rights as a stockholder of NTL, including without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to NTL, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for the NTL Common Stock (or other consideration) or for common stock of the acquiring company as set forth above.

     Other than those provisions relating to the principal terms of the Rights, any of the provisions of the Rights Agreement may be amended by the NTL Board prior to the Rights Distribution Date. After the Rights Distribution Date, the provisions of the Rights Agreement may be amended by the NTL Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of rights (excluding the interests of any Acquiring Person) or to shorten or lengthen any time period under the Rights Agreement, provided that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

     The Rights have certain anti-takeover effects as they will cause substantial dilution to a person or group that acquires a substantial interest in NTL without the prior approval of the NTL Board. The effect of the Rights may be to inhibit a change in control of NTL (including through a third party tender offer at a price which reflects a premium to then prevailing trading prices) that may be beneficial to the NTL stockholders.

                                BUSINESS OF NTL

     NTL is a leading communications company in the UK, providing residential, business and wholesale customers with the following services: (i) Residential Telecoms and Televisions Services, including residential telephony, CATV and Internet access services; (ii) National Telecoms Services, including national business telecoms, national and international carrier telecommunications, and satellite and radio communications services; and (iii) Broadcast Services, including digital and analog television and radio broadcast transmission services.

     NTL provides its broad range of services over local, national and international network infrastructure. NTL operates: (i) advanced local broadband networks serving entire communities throughout NTL's regional franchise areas;
(ii) the UK's first SDH backbone telecommunications network, as well as satellite earth stations and radio communications facilities from NTL's tower sites across the UK; and (iii) a broadcast transmission network which provides national, regional and local analog and digital transmission services to customers throughout the UK.

     In March 1997, NTL changed its name from International CableTel Incorporated to NTL Incorporated to reflect the integration of the services provided by NTL following its acquisition of NTL Group Limited in 1996, and to capitalize on NTL Group Limited's 30-year history in the UK as a provider of reliable communications services.

     NTL, a Delaware corporation, was incorporated on April 2, 1993. NTL is a holding company and conducts its operations through direct and indirect wholly-owned subsidiaries. NTL is not a subsidiary of any other company. NTL's principal executive office is located at 110 East 59th Street, New York, New York 10022, and its telephone number is (212) 906-8440.

RESIDENTIAL TELECOMS AND TELEVISION SERVICES

     NTL is the third largest operator of local broadband communications systems in the UK as measured by the number of homes in its franchise areas, and has achieved the highest customer penetration and lowest churn rates of any multisystem operator in the UK. NTL is presently the sole provider of broadband services in its franchise areas, offering residential telephony, cable television and Internet access services to customers connected to its networks.

     As of September 30, 1998, NTL had more than 429,000 residential customers, approximately 92% of which subscribed to both telephony and television services. As of September 30, 1998, NTL had a total of approximately 823,400 Revenue Generating Units ("RGUs") resulting in 40.1% telephony penetration, 40.6% cable penetration and 80.7% RGU penetration of homes marketed. As of September 30, 1998, after giving pro forma effect to the Amalgamation (but excluding Cable London) and the proposed acquisition of Diamond, NTL had approximately 1.1 million residential customers, approximately 61% of which subscribed to both telephony and television services. As of September 30, 1998, after giving similar pro forma effect, NTL had approximately 1.8 million RGUs resulting in 35.3% telephony penetration, 28% cable penetration and 61.6% RGU penetration of homes marketed. By comparison, based on published statistics of the ITC dated March 9, 1998, as of January 1, 1998, UK cable customer penetration averaged approximately 28% for telephony and approximately 22.2% for cable television. As of January 1, 1998, the UK telephony/cable industry had connected approximately
3.4 million telephone lines and approximately 2.4 million broadband cable customers.

     The following table illustrates operating statistics for NTL's newly constructed network:

                              PRO FORMA(1)
                              -------------
                              SEPTEMBER 30,   SEPTEMBER 30,                DECEMBER 31,
                              -------------   -------------   ---------------------------------------
                                  1998           1998(6)        1997       1996      1995      1994
                              -------------   -------------   ---------   -------   -------   -------
Homes passed(2).............    3,378,500       1,197,000     1,007,000   779,100   463,000   144,000
Homes marketed..............    2,907,800(3)    1,020,000       810,000   467,300   176,200     7,200
Homes marketed (as % of
  homes passed).............           86%             85%           80%       60%       38%        5%
Total customers.............    1,111,300         429,600       321,300   168,200    57,700     2,280
Total RGUs(4)...............    1,792,000         823,400       608,500   302,000   102,330     3,960
Customer penetration........           38%             42%           40%       36%       33%       32%
RGU penetration(5)..........           62%             81%           75%       65%       58%       55%
Annualized churn............           NA              14%           11%       10%       NM        NM

---------------

(1) Pro forma operating statistics for NTL's newly constructed network giving effect to the Amalgamation (but excluding Cable London), the ComTel Acquisition and the pending acquisition of Diamond.

(2) "Homes passed" is the expression in common usage in the cable industry as the measurement of the size of a cabled area, meaning the total number of residential premises which have the potential to be connected to NTL's network.

(3) Represents only those homes marketed for CATV. As of September 30, 1998, on a pro forma basis, 2,776,000 homes were marketed for telephone.

(4) An RGU (revenue generating unit) is one telephone account or one CATV account; a dual customer represents two RGUs.

(5) RGU penetration is the number of RGUs per 100 homes marketed. As defined, maximum RGU penetration is 200%.

(6) Does not include operating data related to ComTel.

NA Not available.

NM Not meaningful due to the limited customer base and recent commencement of services.

     NTL's customer base and RGUs both increased by nearly 100% in 1997 compared to year-end 1996. NTL believes that much of its success during this period has been due to its marketing strategies and the introduction of innovative residential services packages which bundle telephone and a small selection of CATV channels within a single product offering. NTL also gives customers the opportunity to purchase additional channel packages and premium channels. Consistent with NTL's objectives, the high penetration rates generated by this strategy have led to increased levels of gross profit contribution per home passed.

     NTL believes it has also maintained high levels of customer satisfaction as indicated by NTL's low rates of churn. During 1997, NTL maintained an annualized churn rate of less than 11%, a rate which is significantly lower than the published churn rates of all other UK telephony/cable operators. In a recent survey of a sample of its customers, NTL found that 89% of its customers would recommend the service to a friend or relative, and that only 15% had ever considered changing their telephone service back to BT.

     NTL's local franchise areas cover approximately 2.1 million homes, spanning a broad geographic area across England, Scotland, Wales and Northern Ireland. As of September 30, 1998, NTL's integrated full-service network had been constructed past over 1.2 million (or approximately 57%) of its homes under franchise. NTL's local broadband networks use advanced high capacity SDH fiber rings which serve entire communities, bringing fiber connections directly to businesses and "Siamese" coaxial/copper connections to residences. NTL's local networks cover approximately 2,500 route miles of fiber backbone network, with approximately 175,000 fiber miles, and an estimated 5,000 route miles of "Siamese" coaxial/copper connections.

NATIONAL TELECOMS SERVICES

     NTL's objective in National Telecoms Services is to successfully integrate its strategies for developing, operating and marketing local telephony/cable systems with its national network to provide high quality voice, data and video communications services throughout the UK. NTL has constructed a national SDH fiber telecoms network, which is one of only five national telecoms networks in the UK. The NTL national network currently covers approximately 1,500 route miles and 40,000 fiber miles throughout England, Scotland and Wales. During 1998, NTL extended the network to include the first resilient fiber connection between Northern Ireland, the Republic of Ireland and England.

     The integration of its local networks with the national telecoms network creates strategic advantages for NTL's telephony business. The national network allows NTL to carry telecommunications traffic between each of its franchise areas and throughout the UK and, therefore, achieve significant savings on the interconnection fees it pays to other carriers. In addition, using the national telecoms network gives NTL greater pricing flexibility and will enable NTL to design and offer new telephony services packages to its customers, which management believes should have a positive effect on NTL's penetration rates.

     Capitalizing on the extended reach of its national network, NTL is competing for a share of the approximately L21 billion UK telecoms market on a national basis. In the business telecoms market, NTL has been increasingly successful in obtaining telecoms contracts from businesses located within its franchise areas. As of September 30, 1998, NTL had a total of approximately 11,300 business customers and 44,200 business telephony lines, which represented growth in the first nine months of 1998 of more than 70% for both customers and lines. NTL's current business customers include major international corporations, universities, local governmental authorities, and small and medium-sized businesses. NTL believes that it can build on the strengths gained in its local franchise areas to approach targeted business users located in other areas of the UK. To connect the "last mile" to the customers' premises from the national network, NTL has a variety of options, including building fiber where justified, using microwave links from the NTL tower infrastructure, or leasing circuits from other local operators. NTL launched its national business telecoms service in November 1997 and its strategy is to target medium to large-sized businesses, beginning with those located near the major urban areas currently served by the NTL national network.

     NTL also offers a variety of other telecommunications services from its national fiber network and microwave transmission facilities. NTL competes in the growing market for bandwidth and leased line services as a national and international wholesale telecommunications carrier. NTL's international facilities license allows it to carry international traffic, and NTL has recently entered into an agreement for a 25-year lease of international telecommunications capacity on a new transatlantic fiber optic cable connecting The Netherlands, Germany, the UK and the United States. NTL is also expanding its product portfolio to include virtual private networks, managed data networks, ATM and frame relay services and multi-media services.

     In addition to business and carrier telecoms, NTL provides the following telecom services: (i) a full range of services in the design, building and operation of radio based networks, and the provision of infrastructure and support services to customers in the emergency services sector, (ii) global satellite connectivity for clients requiring video, digital audio and data services, and (iii) residential, wholesale and business Internet access and support services, consulting and systems integration services, and Intranet design and implementation.

BROADCAST SERVICES

     NTL's Broadcast Services group includes the original core business of NTL Group Limited which has been providing television and radio broadcasters with broadcast transmission services for more than 30 years.

     NTL transmits television and radio broadcast signals for the UK's main commercial television channels and independent radio stations from a national infrastructure of over 1,200 owned and shared transmission sites across the UK. Current customers include the ITV companies, Channel 4/S4C, and Channel 5. The Broadcast Services group provides NTL with a stable contracted revenue stream from a variety of customers, through long-term contracts generally with eight to ten-year terms. In addition to transmission services, the Broadcast Services group markets value added services to its existing television customers. This group also designs, installs, operates and maintains new transmitter networks and has a spectrum planning service to plan the coverage of television and radio networks.

     Two of the four recipients of the DTT multiplexes awarded to date have selected NTL as the preferred supplier of transmission services. The introduction of DTT broadcasting in the UK will significantly expand NTL's broadcasting transmission services business.

                              BUSINESS OF DIAMOND

GENERAL

     Diamond operates a telecommunications and cable television business focused on the East Midlands area of England and is currently constructing a broadband fiber-optic network to serve the approximately 1.2 million homes and an estimated 60,600 businesses within its contiguous franchise areas. As of September 30, 1998, Diamond's cable television and telecommunications network had passed by civils construction approximately 666,400 homes and an estimated 29,700 businesses, of which portions of the network passing approximately 644,700 homes and an estimated 29,000 businesses had been activated. As of such date, Diamond also had approximately 214,600 residential telephone lines, 106,700 cable television subscribers and 36,200 business telephone lines. Through such date, L531 million had been invested (at original cost) in the construction of the network and related systems.

     Diamond offers three basic services over its network infrastructure: (i) residential telephone services allowing customers to place and receive local, national and international calls and to use additional services such as three-way conference calling, voicemail, call waiting, call forward, call barring and Internet access, (ii) business telecommunications services which include services similar to those provided to residential customers as well as advanced telecommunications services such as Centrex (which provides businesses, including those with multiple sites, with virtual PABX and network services), direct dialing inward (DDI), high speed data services and private circuits, and
(iii) cable television services offering more than 50 channels, including movies, sports, news and information, music, children's programming and general entertainment.

     Diamond is a public limited company incorporated under the laws of England and Wales. Diamond is a holding company which holds all of the shares of (i) Diamond Cable Communications (UK) Limited (formerly Diamond Cable (Nottingham) Limited) and its subsidiaries and (ii) a group of companies comprising EMCG and LCL, in both cases through intermediate holding companies, Diamond Holdings plc and Jewel Holdings Limited.

     On September 27, 1995, Diamond acquired substantially all of the share capital of LCL, and on October 4, 1995, Diamond acquired the remaining share capital (less than 1%) of LCL. For financial accounting purposes, the acquisition was given effect as of September 30, 1995. At and prior to September 30, 1995, substantially all of LCL's operating activities were carried out through LCL Cable (now Diamond Cable (Leicester) Limited). On April 26, 1995, LCL Cable became the principal operating subsidiary of EMCG. As of March 31, 1996, the business of LCL Cable (except for its telecommunications license) was transferred to Diamond Cable Communications (UK) Ltd, the principal operating subsidiary of Diamond.

CERTAIN OPERATING DATA

     The following table sets forth certain data concerning Diamond's franchises at and for the years ended December 31, 1996 and 1997 and at and for the six-month period ended June 30, 1998 and the nine-month period ended September 30, 1998.

                                                   DECEMBER 31,        JUNE 30,    SEPTEMBER 30,
                                               --------------------    --------    -------------
                                                 1996        1997        1998          1998
                                               --------    --------    --------    -------------
Homes passed by civils construction(1).......   453,496     536,110     616,110       666,416
Homes activated(2)...........................   347,246     508,801     601,082       644,679
Homes marketed(3)............................   252,601     405,787     504,049       549,605
Student services rooms marketed(4)...........        --       1,805       7,086         8,126

                                                   DECEMBER 31,        JUNE 30,    SEPTEMBER 30,
                                               --------------------    --------    -------------
                                                 1996        1997        1998          1998
                                               --------    --------    --------    -------------
BUSINESS TELECOMMUNICATIONS
Business customers accounts..................     3,935       5,723       6,671         7,176
Business lines connected.....................    18,932      27,124      33,947        36,241
Private circuits(5)..........................       226         258         304           310
Average lines per business(6)................       4.8         4.7         5.1           5.1
Average monthly revenue per line(7)(8).......  L  50.17    L  46.26    L  44.50      L  43.05
Pro-forma average monthly revenue per
  line(8)....................................  L  51.25    L  46.26    L  44.50      L  43.05
RESIDENTIAL TELEPHONE(4)
Residential lines connected..................   104,460     157,171     197,369       214,630
Penetration rate of homes marketed(9)........      41.4%       38.6%       38.6%         38.5%
Average monthly revenue per line(8)(10)......  L  18.40    L  18.75    L  18.77      L  18.77
Pro-forma average monthly revenue per
  line(8)....................................  L  18.64    L  18.75    L  18.77      L  18.77
Churn(11)(12)................................      20.6%       16.3%       14.2%         13.7%
CABLE TELEVISION
Basic service subscribers....................    59,242      83,793      98,694       106,761
Penetration rate of homes marketed(13).......      23.5%       20.6%       19.6%         19.4%
Average monthly revenue per subscriber(14)...  L  18.03    L  19.84    L  19.88      L  19.59
Churn(11)(12)................................      40.9%       32.7%       26.3%         24.2%

---------------
 (1) Home passed by civils is the number of homes (excluding student services rooms) that have had ducting buried outside.

 (2) Homes activated is the number of homes (excluding student services rooms) that are capable of receiving cable service without further extension of transmission lines, apart from the final connection to the home.

 (3) Homes marketed is the number of homes activated (excluding student services rooms) for which the initial marketing phase (including door-to-door direct marketing) has been completed.

 (4) During 1997, Diamond began to provide telephone services and internet access to students at a number of large educational establishments in its franchise area. Academic terms make this business seasonal in nature. In order to fairly present the results, Diamond has adopted the following policy: (i) rental revenue is recognized evenly over a full twelve month period (or the balance of the period to the start of the next academic year if shorter), (ii) call revenue is recognized in the month in which it is earned and is incorporated in residential telephone average monthly revenue per line, (iii) a student services line is recognized as the equivalent of 3/4 of a residential line, (iv) each student room at which service is available is treated as a home marketed and incorporated in the calculation of residential telephone penetration and (v) any net decrease in the number of students taking the service between one academic year and another is ignored for the purposes of calculating residential telephone churn.

 (5) Private circuits are point-to-point customer specific connections for which a fixed annual rental charge is made.

 (6) Average lines per business account is calculated by dividing the number of business lines connected on the given date by the number of business customer accounts on such date.

 (7) The average monthly business telecommunications revenue per line is calculated by dividing (i) business telecommunications line and equipment rental, outgoing call charges and incoming call charges (including revenue from private circuits) for the period by (ii) the average number of business telecommunications lines and private circuits (calculated as a simple average of the number of subscribed lines and private circuits at the end of each month during the period) and dividing that amount by 12 (for the years ended December 31, 1996 and 1997), by six (for the six months ended June 30, 1998) or by nine (for the nine months ended September 30, 1998).

 (8) The calculation of the average monthly revenue per line (for both residential telephone and business telecommunication revenues) for the year to December 31, 1996 reflects the reduction in revenues stemming from rebates to BT on incoming termination revenues relating in part to 1995 but recorded in full against revenues in 1996. The rebates were calculated in accordance with revised interconnect agreements with BT that were made effective retroactively from April 1995. The pro-forma average monthly revenue per line (for both residential telephone and business telecommunications revenues) gives effect to the revised interconnect agreements as if they had been in effect from April 1995 and allocates to each period the portion of the rebates that relates to such period.

 (9) Penetration rate of homes marketed is calculated by dividing the number of residential lines, including student services lines recognized at the equivalent of 3/4 of a residential line connected on the given date by the total number of homes marketed and student services rooms marketed as of such date, expressed as a percentage.

(10) The average monthly revenue per residential telephone line is calculated by dividing (i) line and equipment rental, outgoing call charges and incoming call charges for the period by (ii) the average number of residential telephone lines (calculated as a simple average of the number of subscribed lines at the end of each month during the period) and dividing that amount by 12 (for the years ended December 31, 1996 and 1997), by six (for the six months ended June 30, 1998) or by nine (for the nine months ended September 30, 1998). Call revenue from student services lines is recognized in the month in which it is earned and is incorporated in residential telephone average monthly revenue per line, with each student services line recognized as the equivalent of 3/4 of a residential line.

(11) Churn is calculated by dividing net disconnections (total disconnections less the number of disconnected accounts for which service is later restored) in a period by the average number of subscribers in the period (calculated as a simple average of the number of subscribers at the end of each month during the period). Churn for the six months ended June 30, 1998 is annualized by multiplying the amount as calculated above by two. Churn for the nine months ended September 30, 1998 is annualized by multiplying the amount as calculated above by 1 1/3.

(12) Since the beginning of 1997, Diamond's reported churn has excluded from net disconnected accounts subscribers who disconnect from the service when moving residence and reconnect to the service in their new residence. Previously, those subscribers were not identified under Diamond's information system and were therefore included in the churn calculation as disconnected accounts. If churn for 1997 and the six months to June 30, 1998 were calculated on the basis used in periods prior to 1997, annualized churn would have been 36.9% and 31.2% for cable television and 21.3% and 19.8% for residential telephone, respectively. If churn for the nine months to September 30, 1998 were calculated on the basis used in periods prior to 1997, annualized churn would have been 30.6% for cable television and 19.7% for residential telephone. The difference between churn on the new and prior bases is not necessarily indicative of the adjustment that would arise if churn for prior periods were restated.

(13) Penetration rate of homes marketed is calculated by dividing the number of homes receiving basic cable television on the given date by the total number of homes marketed as of such date, expressed as a percentage.

(14) The average monthly revenue per cable television subscriber is calculated by dividing total cable television subscriber revenues (excluding installation revenues) for the period by the average number of cable television subscribers (calculated as a simple average of the number of basic service subscribers at the end of each month during the period) and dividing that amount by 12 (for the years ended December 31, 1996 and 1997), by six (for the six months ended June 30, 1998) or by nine (for the nine months ended September 30, 1998).

BUSINESS TELECOMMUNICATIONS AND RESIDENTIAL TELEPHONE

     General. Diamond derives its business telecommunications and residential telephone revenues from connection charges, monthly line rental charges, call charges, special residential service charges, special business service charges (e.g., private business circuits) and interconnection fees payable to Diamond. In the UK, the historical practice has been that all calls, local or national, are charged by time and distance. Switching its own traffic enables Diamond to offer a wider range of services than would otherwise be possible, to monitor usage and manage doubtful accounts, to gather information about customer calling patterns and use such information in its marketing programs, and to structure rates and discount programs accordingly.

     Business Telecommunications. Diamond has achieved its share of the business telecommunications market in the areas which its network has passed by providing high-quality services at competitive prices. The focus of the business marketing effort in Diamond's franchise areas has been to attract large and medium-sized corporate and governmental customers, which generate high volumes of traffic and revenue. At September 30, 1998, Diamond provided 36,241 business lines to its 7,176 business accounts, giving Diamond an average of approximately
5.1 lines per business account. Diamond's favorable penetration in the business telecommunications market is also a result of Diamond's fiber-optic network infrastructure which provides customers with several advantages including superior service reliability, greater system capacity and the ability to provide an extensive range of digital services.

     Residential Telephone. Diamond had residential telephone line penetration of 38.5% of homes marketed at September 30, 1998, which Diamond believes is a result of (i) Diamond's well-known brand name and (ii) Diamond's competitive rates (including free voice calls between Diamond's residential customers in the same local and adjacent calling areas during off-peak evening and weekend hours).

CABLE TELEVISION

     Diamond currently offers a wide range of cable television programming, including satellite and broadcast channels, tape delivered channels and FM radio. Such range includes more than 50 television channels, many of which are available 24 hours a day. Local programming is provided only on a limited basis and may be offered on a larger scale in the future. In addition, Diamond has carried pay-per-view events and launched in March 1998, together with several partners, including NTL, the Front Row four channel movie pay-per-view service.

                              RECENT DEVELOPMENTS

STRATEGIC PARTNERSHIP WITH MICROSOFT

     On January 25, 1999, Microsoft and NTL agreed to jointly develop new broadband services for delivery to customers in the UK and Ireland. In addition, on January 28, 1999, Microsoft purchased $500 million in 5 1/4% Preferred Stock. Such 5 1/4% Preferred Stock is convertible into NTL Common Stock at a conversion price of $100 per share, is redeemable in 10 years for cash or NTL Common Stock and may be redeemed by NTL on the earlier of 7 years or the date on which NTL Common Stock has traded above $120 for 25 consecutive days.

     Microsoft and NTL have agreed to work closely together with respect to the development of new digital services and intend to enter into additional agreements throughout 1999 regarding software and services. In addition, on January 28, 1999, Microsoft received 1.2 million five-year warrants to purchase NTL Common Stock at an exercise price of $84 per share.

EASTERN GROUP ACQUISITION

     On December 22, 1998, NTL acquired Eastern Group from Eastern Group plc for L60 million in cash and L31 million in 9.9% Preferred Stock, Series B. Such 9.9% Preferred Stock, Series B has a pay-in-kind coupon of 9.9%, will mature in 2008 and is redeemable within 18 months for, at NTL's option, cash or NTL Common Stock.

     Eastern Group is headquartered in Ipswich, England, and is comprised of two business divisions. The telcoms division utilizes a 1,800 km SDH fiber-optic network across the southeast and east of England, and the radio sites division, consisting of 121 radio masts across East Anglia, serves the UK's major mobile phone network operators.

NEWCASTLE UNITED SHARE ACQUISITION

     On December 17, 1998, Premium TV, a wholly-owned subsidiary of NTL, acquired 9,000,000 shares, or 6.3%, of Newcastle United from CHD, the majority shareholder of Newcastle United, for approximately L10 million in cash.

     In conjunction with the sale of such shares, CHD also entered into an irrevocable commitment to Premium TV which provides that if Premium TV makes a general offer for all of the issued share capital of Newcastle United, CHD will accept such offer in respect of the remaining balance of its shares in Newcastle United, representing 50.8% of the issued share capital of Newcastle United. If made, any such offer would be at a price of 111.7p per share in cash and may, if Premium TV so decides, carry a full zero coupon loan note alternative.

     Premium TV's decision regarding whether to make such an offer may be influenced by, among other things, the substance of the report by the Monopolies and Mergers Commission on the proposed offer for Manchester United Football Club by BSkyB. The irrevocable commitment given by CHD is binding until 12 weeks following the publication of such report, subject to extension in certain circumstances.

OFFERING OF 7% NOTES

     On December 16, 1998, NTL issued and sold $600 million aggregate principal amount of its 7% Notes in transactions exempt from the registration requirements of the Securities Act. Cash interest is payable semiannually on June 15 and December 15 of each year, commencing June 15, 1999. The 7% Notes mature on December 15, 2008. The 7% Notes are convertible at the option of the holder thereof at any time after 90 days following the date of original issuance, unless previously redeemed, into shares of NTL Common Stock at a conversion price of $61.25 per share, subject to adjustment in certain circumstances. The 7% Notes are redeemable, in whole or in part, at NTL's option, at any time on or after December 15, 2001, at the redemption prices set forth in the indenture governing such 7% Notes.

OFFERINGS OF 11 1/2% NOTES AND 12 3/8% NOTES

     In November 1998, NTL issued $625 million aggregate principal amount of the 11 1/2% Notes and $450 million aggregate principal amount at maturity of the 12 3/8% Notes. The 11 1/2% Notes and the 12 3/8% Notes were issued at 100%, or $625 million, and 55.505%, or approximately $249.8 million, respectively. NTL received net proceeds of approximately $607 million and approximately $242 million after discounts and commissions, from the issuance of the 11 1/2% Notes and the 12 3/8% Notes, respectively. The proceeds from such notes were used to repay the bank loan and the remaining $50 million was added to short-term investments.

     The 11 1/2% Notes accrue interest at 11 1/2% per annum, payable semiannually beginning on April 1, 1999. The 11 1/2% Notes may be redeemed, at NTL's option, in whole or in part, at any time on or after October 1, 2003 at a redemption price of 105.75% that declines annually to 100% in 2006, in each case together with accrued and unpaid interest to the date of redemption.

     The original issue discount on the 12 3/8% Notes accretes at a rate of 12 3/8%, compounded semiannually, to an aggregate principal amount of $450 million by October 1, 2003. Interest will thereafter accrue at 12 3/8% per annum, payable semiannually beginning on April 1, 2004. The 12 3/8% Notes may be redeemed, at NTL's option, in whole or in part, at any time on or after October 1, 2003 at a redemption price of 106.188% that declines annually to 100% in 2006, in each case together with accrued and unpaid interest to the date of redemption.

PARTNERS ACQUISITION

     On February 4, 1998, NTL and Sub entered into the Amalgamation Agreement with Partners which provided for the amalgamation of Sub with Partners, with the separate existence of Sub and Partners continuing in the form of the company resulting from the Amalgamation (the "Amalgamated Company"). At special meetings of shareholders of NTL and of Partners held on October 29, 1998, the Amalgamation was approved by the shareholders of NTL and of Partners, respectively. The Amalgamation closed on the same day following receipt of such approvals. Shareholders of Partners received .3745 shares of NTL Common Stock for each Partners Common Share, an aggregate of approximately 18,764,000 shares of NTL Common Stock.

     Partners was formed to develop, construct, manage and operate the interests of Comcast Corporation in the UK cable and telecommunications industry. As of September 30, 1998, Partners had interests in four operations: Birmingham Cable, in which Partners owned the Birmingham Cable Equity Interest (a 27.5% interest), Cable London, in which Partners currently owns the Cable London Equity Interest (a 50% interest), Cambridge Holding Company Limited in which Partners currently owns a 100% interest, and two companies holding the franchises for Darlington and Teesside, England, in which Partners currently owns a 100% interest. As a result of the execution of the Amalgamation Agreement, TeleWest, which at that time owned a 27.5% interest in Birmingham Cable and a 50% interest in Cable London, had certain rights to acquire the Equity Interests. Pursuant to an Agreement in Respect of the Rights of First Refusal Relating to Birmingham Cable and Cable London, dated August 14, 1998 (the "TeleWest Agreement"), between NTL, Partners, TeleWest and TeleWest Communications Holdings Limited, the Birmingham Cable Equity Interest was sold to TeleWest immediately prior to the consummation of the Amalgamation for approximately L130 million in cash. Pursuant to the TeleWest Agreement, TeleWest and Partners passed a special resolution to Cable London's articles of association which, for purposes of the Amalgamation, effectively eliminated the rights of TeleWest to acquire the Cable London Equity Interest. However, the TeleWest Agreement generally provides that, at any time during the period beginning April 29, 1999 and ending July 29, 1999, Partners will either sell the Cable London Equity Interest to TeleWest or purchase TeleWest's 50% ownership interest in Cable London.

COMTEL ACQUISITION

     On June 16, 1998, NTL entered into the ComTel Agreement with Vision Networks III B.V., a wholly-owned subsidiary of Royal PTT Nederland NV (KPN), for the acquisition of the operations of ComTel.

ComTel operates telephony/cable networks in the UK, and its franchises cover approximately 1.1 million homes and are located in the Midlands and South East England regions, covering areas including Oxford, Swindon, Coventry and Stratford.

     Pursuant to the ComTel Agreement, NTL acquired ComTel for a total of L550 million in two stages. In the first stage, which was completed on June 16, 1998, NTL acquired certain of the ComTel properties for L275 million in cash. In the second stage, which was completed on September 22, 1998, NTL acquired the remaining ComTel properties for L200 million in cash and L75 million in 9.9% Preferred Stock, Series A. Such 9.9% Preferred Stock, Series A has a pay-in-kind coupon of 9.9%, will mature in 2008 and is redeemable within 15 months for NTL Common Stock valued at market, new NTL convertible preferred securities or cash. NTL financed the acquisition of ComTel through a bank loan, completed through an amendment to the New Credit Facility. The ComTel Acquisition has been accounted for as a purchase by NTL for accounting and financial reporting purposes.

REDEMPTION OF 10 7/8% NOTES

     On June 10, 1998, NTL provided to the trustee of the 10 7/8% Notes a notice that NTL would redeem such Notes on October 15, 1998. NTL used cash on hand to deposit in trust with such trustee an amount equal to approximately $218.6 million (103.107% of accreted value) to pay the redemption price (including principal) on such 10 7/8% Notes, thereby defeasing certain of its obligations under the indenture governing such 10 7/8% Notes. In July 1998, using funds so deposited with the trustees, NTL purchased from one holder for $65 million a portion of the 10 7/8% Notes with an accreted value of $62.2 million. On October 15, 1998, all of the remaining outstanding 10 7/8% Notes were redeemed.

                              INDEPENDENT AUDITORS

     The consolidated financial statements of NTL included herein have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included herein.

     The consolidated financial statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 of Comcast UK Cable Partners Limited and subsidiaries included herein have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, which are also included herein.

     The consolidated financial statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 of Birmingham Cable Corporation Limited and Cable London PLC included herein have been audited by Deloitte & Touche, independent auditors, as stated in their reports, which are also included herein.

     The combined financial statements of ComTel UK Finance, B.V. and its subsidiaries as of and for the year ended December 31, 1997, and the combined financial statements of Telecential as of and for the 16 months ended December 31, 1996, included herein have been audited by Deloitte & Touche, independent auditors, as stated in their reports, which are also included herein.

     The combined financial statements as of and for the year ended December 31, 1996 of ComTel UK Finance B.V. included herein have been included in reliance on the report of Coopers & Lybrand, independent Chartered Accountants.

     The consolidated financial statements of Diamond Cable Communications Plc as of December 31, 1996 and 1997 and for each of the years in the three-year period ended December 31, 1997 included herein have been audited by KPMG, independent auditors, to the extent and for the periods indicated in their reports thereon. Such financial statements have been included in reliance upon the reports of KPMG.

                             STOCKHOLDER PROPOSALS

NTL

     Any proposal of stockholders of NTL intended to be presented at NTL's 1999 Annual Meeting must have been received by NTL for inclusion in the proxy statement and form of proxy relating to that meeting on or before December 29, 1998.

     Pursuant to the NTL By-laws, in order for any matter to be properly before the 1999 Annual Meeting, notice must be given to the Secretary of NTL at 110 East 59th Street, New York, New York 10022, not less than 75 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 90 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
(ii) the name and record address of the stockholder proposing such business,
(iii) the class, series and number of shares of capital stock of NTL which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business. Insofar as the Special Meeting is concerned, such notice must be received by the Secretary of NTL at the above address no later than January 13, 1999.

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
NTL INCORPORATED AND SUBSIDIARIES
Report of Independent Auditors..............................    F-4
Consolidated Balance Sheets as of December 31, 1997 and
  December 31, 1996.........................................    F-5
Consolidated Statements of Operations for the Years Ended
  December 31, 1997, December 31, 1996 and December 31,
  1995......................................................    F-6
Consolidated Statement of Shareholders' Equity (Deficiency)
  for the Years Ended December 31, 1997, December 31, 1996
  and December 31, 1995.....................................    F-7
Consolidated Statements of Cash Flows for the Years Ended
  December 31, 1997, December 31, 1996 and December 31,
  1995......................................................    F-8
Notes to Consolidated Financial Statements..................    F-9
Condensed Consolidated Balance Sheet as of September 30,
  1998 (Unaudited)..........................................   F-29
Condensed Consolidated Statements of Operations for the Nine
  Months Ended September 30, 1998 and 1997 (Unaudited)......   F-30
Condensed Consolidated Statement of Shareholders'
  (Deficiency) for the Nine Months Ended September 30, 1998
  (Unaudited)...............................................   F-31
Condensed Consolidated Statements of Cash Flows for the Nine
  Months Ended September 30, 1998 and 1997 (Unaudited)......   F-32
Notes to Condensed Consolidated Financial Statements
  (Unaudited)...............................................   F-33

COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES
Independent Auditors' Report................................   F-41
Consolidated Balance Sheet as of December 31, 1997 and
  December 31, 1996.........................................   F-42
Consolidated Statement of Operations for the Years Ended
  December 31, 1997, December 31, 1996 and December 31,
  1995......................................................   F-43
Consolidated Statement of Cash Flows for the Years Ended
  December 31, 1997, December 31, 1996 and December 31,
  1995......................................................   F-44
Consolidated Statement of Shareholders' Equity for the Years
  Ended December 31, 1997, December 31, 1996 and December
  31, 1995..................................................   F-45
Notes to Consolidated Financial Statements..................   F-46

NTL (BERMUDA) LIMITED (FORMERLY COMCAST UK CABLE PARTNERS
  LIMITED) AND SUBSIDIARIES
Condensed Consolidated Balance Sheet as of September 30,
  1998 (Unaudited)..........................................   F-60
Condensed Consolidated Statement of Operations and
  Accumulated Deficit for the Nine Months Ended September
  30, 1998 and 1997 (Unaudited).............................   F-61
Condensed Consolidated Statement of Cash Flows for the Nine
  Months Ended September 30, 1998 and 1997 (Unaudited)......   F-62
Notes to Condensed Consolidated Financial Statements
  (Unaudited)...............................................   F-63

BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES
Independent Auditors' Report................................   F-69
Consolidated Balance Sheet as of December 31, 1997 and
  December 31, 1996.........................................   F-70
Consolidated Statement of Operations for the Years Ended
  December 31, 1997, December 31, 1996 and December 31,
  1995......................................................   F-71

                                                              PAGE
                                                              ----
Consolidated Statement of Cash Flows for the Years Ended
  December 31, 1997, December 31, 1996 and December 31,
  1995......................................................   F-72
Consolidated Statement of Shareholders' Equity for the Years
  Ended December 31, 1997, December 31, 1996 and December
  31, 1995..................................................   F-73
Notes to Consolidated Financial Statements..................   F-74

CABLE LONDON PLC AND SUBSIDIARIES
Independent Auditors' Report................................   F-81
Consolidated Balance Sheet as of December 31, 1997 and
  December 31, 1996.........................................   F-82
Consolidated Statement of Operations for the Years Ended
  December 31, 1997, December 31, 1996 and December 31,
  1995......................................................   F-83
Consolidated Statement of Cash Flows for the Years Ended
  December 31, 1997, December 31, 1996 and December 31,
  1995......................................................   F-84
Consolidated Statement of Shareholders' (Deficiency) Equity
  for the Years Ended December 31, 1997, December 31, 1996
  and December 31, 1995.....................................   F-85
Notes to Consolidated Financial Statements..................   F-86

COMTEL UK FINANCE B.V.
  AUDITED COMBINED FINANCIAL STATEMENTS
Independent Auditors' Report................................   F-93
Report of Independent Accountants...........................   F-94
Combined Statements of Operations for each of the years in
  the two year period ended December 31, 1997...............   F-95
Combined Balance Sheets as of December 31, 1996 and 1997....   F-96
Combined Statements of Shareholders' Equity for each of the
  years in the two year period ended December 31, 1997......   F-97
Combined Statements of Cash Flows for each of the years in
  the two year period ended December 31, 1997...............   F-98
Notes to the Combined Financial Statements..................   F-99
  COMBINED FINANCIAL STATEMENTS
Combined Statements of Operations for each of the six month
  periods ended June 30, 1997 and June 30, 1998.............  F-106
Combined Balance Sheets as of June 30, 1998.................  F-107
Combined Statement of Shareholders' Equity for the six month period ended June 30, 1998................................  F-108
Combined Statements of Cash Flows for each of the six month
  periods ended June 30, 1997 and June 30, 1998.............  F-109
Notes to the Unaudited Combined Financial Statements........  F-110

TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
TELECENTIAL COMMUNICATIONS (UK) LIMITED
  AUDITED COMBINED FINANCIAL STATEMENTS
Independent Auditors' Report................................  F-112
Combined Statement of Operations for the sixteen month
  period ended December 31, 1996............................  F-113

                                                              PAGE
                                                              ----
Combined Balance Sheet as of December 31, 1996..............  F-114
Combined Statement of Shareholders' Equity for the sixteen
  month period ended December 31, 1996......................  F-115
Combined Statement of Cash Flows for the sixteen month
  period ended December 31, 1996............................  F-116
Notes to the Combined Financial Statements..................  F-117

DIAMOND CABLE COMMUNICATIONS PLC:
Independent Auditors' Report................................  F-124
Consolidated Statements of Operations for each of the years
  in the three year period ended December 31, 1997..........  F-125
Consolidated Balance Sheets at December 31, 1996 and 1997...  F-126
Consolidated Statements of Shareholders' Equity/(Deficit)
  for each of the years in the three year period ended
  December 31, 1997.........................................  F-127
Consolidated Statements of Cash Flows for each of the years
  in the three year period ended December 31, 1997..........  F-128
Notes to the Consolidated Financial Statements..............  F-129
Unaudited condensed consolidated statements of
  operations -- Nine months ended September 30, 1998 and
  1997......................................................  F-148
Unaudited condensed consolidated balance sheets -- September
  30, 1998..................................................  F-149
Unaudited condensed consolidated statement of shareholders'
  equity -- Nine months ended September 30, 1998............  F-150
Unaudited condensed consolidated statements of cash
  flows -- Nine months ended September 30, 1998 and 1997....  F-151
Notes to the unaudited condensed consolidated financial
  statements................................................  F-152

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
NTL Incorporated

     We have audited the consolidated balance sheets of NTL Incorporated and Subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, shareholders' equity (deficiency) and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of NTL Incorporated and Subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

New York, New York
March 20, 1998

                       NTL INCORPORATED AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                                        DECEMBER 31
                                                              --------------------------------
                                                                   1997              1996
                                                              --------------    --------------
                                            ASSETS
Current assets:
  Cash and cash equivalents.................................  $   98,902,000    $  445,884,000
  Marketable securities.....................................       4,998,000                --
  Accounts receivable -- trade, less allowance for doubtful
     accounts of $8,056,000 (1997) and $3,870,000 (1996)....      66,022,000        28,340,000
  Other.....................................................      67,232,000        66,817,000
                                                              --------------    --------------
     Total current assets...................................     237,154,000       541,041,000
Fixed assets, net...........................................   1,756,985,000     1,459,528,000
Intangible assets, net......................................     364,479,000       392,933,000
Other assets, net of accumulated amortization of $25,889,000
  (1997) and $21,789,000 (1996).............................      63,021,000        61,109,000
                                                              --------------    --------------
     Total assets...........................................  $2,421,639,000    $2,454,611,000
                                                              ==============    ==============

                      LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
  Accounts payable..........................................  $   45,475,000    $   57,960,000
  Accrued expenses and other................................     181,605,000       101,228,000
  Accrued construction costs................................      26,930,000        62,723,000
  Deferred revenue..........................................      35,060,000        16,491,000
  Deferred purchase price...................................              --        60,537,000
                                                              --------------    --------------
     Total current liabilities..............................     289,070,000       298,939,000
Long-term debt..............................................   2,015,057,000     1,732,168,000
Other.......................................................         428,000           459,000
Commitments and contingent liabilities
Deferred income taxes.......................................      70,218,000        94,931,000
Senior redeemable exchangeable preferred stock, $.01 par
  value, plus accreted dividends; liquidation preference
  $107,000,000; less unamortized discount of $3,444,000
  (1997); issued and outstanding 110,000 shares (1997) and
  none (1996)...............................................     108,534,000                --
Shareholders' equity (deficiency):
  Series preferred stock -- $.01 par value; authorized
     2,500,000 shares; liquidation preference $78,000,000;
     issued and outstanding 780 shares (1997 and 1996)......              --                --
  Common stock -- $.01 par value; authorized 100,000,000
     shares; issued and outstanding 32,210,000 (1997) and
     32,066,000 (1996) shares...............................         322,000           321,000
  Additional paid-in capital................................     538,054,000       548,647,000
  Cumulative translation adjustment.........................     117,008,000       163,141,000
  (Deficit).................................................    (717,052,000)     (383,995,000)
                                                              --------------    --------------
                                                                 (61,668,000)      328,114,000
                                                              --------------    --------------
     Total liabilities and shareholders' equity
       (deficiency).........................................  $2,421,639,000    $2,454,611,000
                                                              ==============    ==============

                            See accompanying notes.

                       NTL INCORPORATED AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                            YEAR ENDED DECEMBER 31
                                                -----------------------------------------------
                                                    1997             1996             1995
                                                -------------    -------------    -------------
Revenues
  Local telecommunications and television.....  $ 189,407,000    $  89,209,000    $  24,804,000
  National and international
     telecommunications.......................    162,738,000       45,430,000               --
  Broadcast transmission and other............    130,799,000       83,618,000               --
  Other telecommunications....................      8,831,000       10,086,000        8,937,000
                                                -------------    -------------    -------------
                                                  491,775,000      228,343,000       33,741,000
Costs and expenses
  Operating expenses..........................    301,644,000      144,315,000       24,415,000
  Selling, general and administrative
     expenses.................................    169,133,000      114,992,000       57,932,000
  Franchise fees..............................     23,587,000       13,117,000               --
  Corporate expenses..........................     18,324,000       14,899,000       14,697,000
  Nonrecurring charges........................     20,642,000               --               --
  Depreciation and amortization...............    150,509,000       98,653,000       29,823,000
                                                -------------    -------------    -------------
                                                  683,839,000      385,976,000      126,867,000
                                                -------------    -------------    -------------
     Operating (loss).........................   (192,064,000)    (157,633,000)     (93,126,000)
Other income (expense)
  Interest and other income...................     28,415,000       33,634,000       21,185,000
  Interest expense............................   (202,570,000)    (137,032,000)     (28,379,000)
  Other gains.................................     21,497,000               --               --
  Foreign currency transaction gains..........        574,000        2,408,000           84,000
                                                -------------    -------------    -------------
  (Loss) before income taxes, minority
     interests and extraordinary item.........   (344,148,000)    (258,623,000)    (100,236,000)
  Income tax benefit (provision)..............     15,591,000       (7,653,000)       2,477,000
                                                -------------    -------------    -------------
  (Loss) before minority interests and
     extraordinary item.......................   (328,557,000)    (266,276,000)     (97,759,000)
  Minority interests..........................             --       11,822,000        6,974,000
                                                -------------    -------------    -------------
  (Loss) before extraordinary item............   (328,557,000)    (254,454,000)     (90,785,000)
  Loss from early extinguishment of debt......     (4,500,000)              --               --
                                                -------------    -------------    -------------
     Net (loss)...............................  $(333,057,000)   $(254,454,000)   $ (90,785,000)
                                                =============    =============    =============
Basic and diluted net (loss) per common share:
  (Loss) before extraordinary item............  $      (10.60)   $       (8.20)   $       (3.01)
  Extraordinary item..........................           (.14)              --               --
                                                -------------    -------------    -------------
     Net (loss) per common share..............  $      (10.74)   $       (8.20)   $       (3.01)
                                                =============    =============    =============

                            See accompanying notes.

                       NTL INCORPORATED AND SUBSIDIARIES

          CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIENCY)

                                            SERIES           COMMON STOCK --
                                        PREFERRED STOCK      $.01 PAR VALUE        ADDITIONAL     CUMULATIVE
                                        ---------------   ---------------------     PAID-IN      TRANSLATION
                                        SHARES     PAR      SHARES       PAR        CAPITAL       ADJUSTMENT      (DEFICIT)
                                        -------   -----   ----------   --------   ------------   ------------   -------------
Balance, December 31, 1994............                    22,635,000   $226,000   $462,197,000   $ 12,867,000   $ (38,756,000)
Exercise of stock options.............                        20,000      1,000        101,000
Stock split...........................                     7,547,000     75,000        (75,000)
Net loss for the year ended December
  31, 1995............................                                                                            (90,785,000)
Currency translation adjustment.......                                                             (6,594,000)
                                                          ----------   --------   ------------   ------------   -------------
Balance, December 31, 1995............                    30,202,000    302,000    462,223,000      6,273,000    (129,541,000)
Exercise of stock options.............                       396,000      4,000      1,362,000
Exercise of warrants..................                        53,000      1,000        298,000
Issuance of warrants in connection
  with consent solicitations..........                                               1,641,000
Shares issued for acquisitions........    780     $ --     1,415,000     14,000     83,123,000
Net loss for the year ended December
  31, 1996............................                                                                           (254,454,000)
Currency translation adjustment.......                                                            156,868,000
                                          ---     ----    ----------   --------   ------------   ------------   -------------
Balance, December 31, 1996............    780       --    32,066,000    321,000    548,647,000    163,141,000    (383,995,000)
Exercise of stock options.............                       119,000      1,000      1,532,000
Exercise of warrants..................                        25,000                   138,000
Accreted dividends on senior
  redeemable exchangeable preferred
  stock...............................                                             (11,978,000)
Accretion of discount on senior
  redeemable exchangeable preferred
  stock...............................                                                (285,000)
Net loss for the year ended December
  31, 1997............................                                                                           (333,057,000)
Currency translation adjustment.......                                                            (46,133,000)
                                          ---     ----    ----------   --------   ------------   ------------   -------------
Balance, December 31, 1997............    780     $ --    32,210,000   $322,000   $538,054,000   $117,008,000   $(717,052,000)
                                          ===     ====    ==========   ========   ============   ============   =============

                            See accompanying notes.

                       NTL INCORPORATED AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           YEAR ENDED DECEMBER 31
                                                              ------------------------------------------------
                                                                  1997              1996             1995
                                                              -------------    --------------    -------------
Operating activities
  Net loss..................................................  $(333,057,000)   $ (254,454,000)   $ (90,785,000)
  Adjustment to reconcile net loss to net cash (used in)
    operating activities:
    Depreciation and amortization...........................    150,509,000        98,653,000       29,823,000
    Loss from early extinguishment of debt..................      4,500,000                --               --
    Amortization of noncompetition agreements...............      1,852,000         2,906,000        3,256,000
    Provision for losses on accounts receivable.............      6,891,000         2,597,000          709,000
    Minority interests......................................             --       (11,822,000)      (6,974,000)
    Deferred income taxes...................................    (16,852,000)        5,063,000               --
    Amortization of original issue discount.................    122,639,000       104,264,000       29,379,000
    Other...................................................     (8,148,000)        8,578,000        6,229,000
    Changes in operating assets and liabilities, net of
      effect from business acquisitions:
      Accounts receivable...................................    (30,430,000)       10,050,000       (6,496,000)
      Other current assets..................................     (6,563,000)      (20,316,000)      (6,749,000)
      Other assets..........................................      2,303,000           (24,000)        (123,000)
      Accounts payable......................................     (4,615,000)       (2,869,000)      20,583,000
      Accrued expenses and other............................     74,706,000        35,691,000        9,926,000
      Deferred revenue......................................     18,994,000           278,000        1,075,000
                                                              -------------    --------------    -------------
         Net cash (used in) operating activities............    (17,271,000)      (21,405,000)     (10,147,000)
Investing activities
  Purchase of fixed assets..................................   (503,656,000)     (505,664,000)    (445,550,000)
  Payment of deferred purchase price........................    (57,330,000)               --               --
  Increase in other assets..................................     (4,322,000)       (6,013,000)      (3,361,000)
  Acquisitions of subsidiaries and minority interests, net
    of cash acquired........................................             --      (332,693,000)     (12,412,000)
  Purchase of marketable securities.........................   (145,939,000)               --               --
  Proceeds from sales of marketable securities..............    142,596,000                --               --
                                                              -------------    --------------    -------------
         Net cash (used in) investing activities............   (568,651,000)     (844,370,000)    (461,323,000)
Financing activities
  Proceeds from borrowings and sale of preferred stock, net
    of financing costs......................................    490,302,000     1,146,190,000      326,166,000
  Principal payments........................................   (242,424,000)      (95,283,000)      (9,963,000)
  Cash released from escrow.................................             --         1,600,000        2,810,000
  Capital contribution from minority partner................             --                --       12,626,000
  Proceeds from borrowings from minority partner............             --        31,232,000       19,065,000
  Proceeds from exercise of stock options and warrants......      1,671,000         1,665,000          102,000
                                                              -------------    --------------    -------------
         Net cash provided by financing activities..........    249,549,000     1,085,404,000      350,806,000
Effect of exchange rate changes on cash.....................    (10,609,000)       50,972,000        1,345,000
                                                              -------------    --------------    -------------
Increase (decrease) in cash and cash equivalents............   (346,982,000)      270,601,000     (119,319,000)
Cash and cash equivalents at beginning of year..............    445,884,000       175,283,000      294,602,000
                                                              -------------    --------------    -------------
Cash and cash equivalents at end of year....................  $  98,902,000    $  445,884,000    $ 175,283,000
                                                              =============    ==============    =============
Supplemental disclosure of cash flow information
  Cash paid during the period for interest exclusive of
    amounts capitalized.....................................  $  72,047,000    $   27,595,000    $   1,735,000
  Income taxes paid.........................................      1,107,000           367,000        1,695,000
Supplemental schedule of noncash financing activities
  Accretion of dividends and discount on senior redeemable
    exchangeable preferred stock............................  $  12,263,000    $           --    $          --
  Warrants issued in connection with consent
    solicitations...........................................             --         1,641,000               --
  Common stock issued for acquisition.......................             --        34,137,000               --
  Preferred stock issued for acquisition of minority
    interest, including notes payable to minority partner...             --        49,000,000               --
  Liabilities incurred in connection with acquisitions......             --        81,906,000               --

                            See accompanying notes.

                       NTL INCORPORATED AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

     NTL Incorporated (the "Company"), through its subsidiaries and joint ventures, owns and operates television and radio broadcasting, cable television, telephone and telecommunications systems in the United Kingdom and provides long-distance telephone service in the United States. Based on revenues and identifiable assets, the Company's predominant lines of business are television and radio broadcasting, cable television, telephone and telecommunications services in the United Kingdom.

2.  SIGNIFICANT ACCOUNTING POLICIES

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Principles of Consolidation

     The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and entities where the Company's interest is greater than 50%. Significant intercompany accounts and transactions have been eliminated in consolidation.

  Foreign Currency Translation

     The financial statements of the Company's foreign subsidiaries have been translated into U.S. dollars in accordance with Statement of Financial Accounting Standards ("SFAS") No. 52, "Foreign Currency Translation." All balance sheet accounts have been translated using the current exchange rates at the respective balance sheet dates. Statement of operations amounts have been translated using the average exchange rates for the respective years. The gains or losses resulting from the change in exchange rates have been reported separately as a component of shareholders' equity (deficiency).

  Cash Equivalents

     Cash equivalents are short-term highly liquid investments purchased with a maturity of three months or less. Cash equivalents were $55,894,000 and $339,249,000 at December 31, 1997 and 1996, respectively, which consisted primarily of repurchase agreements and corporate commercial paper. At December 31, 1997 and 1996, none and $238,862,000, respectively, of such cash equivalents were denominated in British pounds sterling.

  Marketable Securities

     Marketable securities are classified as available-for-sale, which are carried at fair value. Unrealized holding gains and losses on securities, net of tax, are carried as a separate component of shareholders' equity (deficiency). The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in interest income. Realized gains and losses and declines in value judged to be other than temporary will be included in interest income. The cost of securities sold or matured is based on the specific identification method. Interest on securities is included in interest income.

     Marketable securities at December 31, 1997 consist of federal agency notes. During the year ended December 31, 1997, there were no realized gains or losses on sales of securities. All of the marketable securities as of December 31, 1997 had a contractual maturity of less than one year.

                       NTL INCORPORATED AND SUBSIDIARIES

  Fixed Assets

     Fixed assets are stated at cost, which includes amounts capitalized for labor and overhead expended in connection with the design and installation of operating equipment. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Estimated useful lives are as follows: operating equipment -- 5 to 40 years and other equipment -- 3 to 22.5 years.

     Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and the carrying value of the asset.

  Intangible Assets

     Intangible assets include goodwill and license acquisition costs. Goodwill is the excess of the purchase price over the fair value of net assets acquired in business combinations accounted for as purchases. Goodwill is amortized on a straight-line basis over the periods benefited, principally 30 years. License acquisition costs represent the portion of purchase price allocated to the cable television and telecommunications licenses acquired in business combinations. License acquisition costs are amortized on a straight-line basis over the remaining life of the license as follows: cable television license -- 7 to 12 years and telecommunications license -- 23 years. The Company continually reviews the recoverability of the carrying value of these assets using the same methodology that it uses for the evaluation of its other long-lived assets.

  Other Assets

     Other assets consist primarily of noncompetition agreements obtained in exchange for the issuance of warrants to purchase an aggregate of 899,000 shares of common stock and deferred financing costs. The noncompetition agreements were valued at the difference between the fair market value of the common stock on the date of grant and the exercise price of the warrants. The noncompetition agreements are being expensed on a straight-line basis over the noncompetition period of primarily five years. Deferred financing costs were incurred in connection with the issuance of debt and are amortized over the term of the related debt.

  Capitalized Interest

     Interest is capitalized as a component of the cost of fixed assets constructed. In 1997, 1996 and 1995, interest of $6,770,000, $10,294,000 and
$12,183,000, respectively, was capitalized.

  Revenue Recognition

     Revenues are recognized at the time the service is provided to the customer.

  Cable Television System Costs, Expenses and Revenues

     The Company accounts for costs, expenses and revenues applicable to the construction and operation of its cable television, telephone and telecommunications systems in accordance with SFAS No. 51, "Financial Reporting by Cable Television Companies."

  Advertising Expense

     The Company expenses the cost of advertising as incurred. Advertising costs were $31,003,000, $22,727,000 and $10,370,000 in 1997, 1996 and 1995,
respectively.

                       NTL INCORPORATED AND SUBSIDIARIES

  Net (Loss) Per Share

     In February 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 128, "Earnings Per Share". SFAS 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. The Company adopted SFAS No. 128 for each of the three years in the period ended December 31, 1997.

  Stock-Based Compensation

     The Company has adopted the disclosure-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." The Company applies APB Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock option plans.

  Reclassifications

     Certain prior year amounts have been reclassified to conform to the 1997 presentation.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

  Comprehensive Income

     In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. The Company will adopt SFAS No. 130 in the first interim period for its fiscal year ending December 31, 1998.

  Segment Reporting

     In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas, and major customers. SFAS No. 131 is effective for financial statements for periods beginning after December 15, 1997. The Company will adopt SFAS No. 131 for its fiscal year ending December 31, 1998. The Company is currently evaluating the effect that the adoption will have on its financial statements.

4.  CERTAIN SIGNIFICANT RISKS AND UNCERTAINTIES

  Need for Additional Financing

     The Company will require additional financing in the future. There can be no assurance that the required financing will be obtainable on acceptable terms.

  Requirements to Meet Build Milestones

     The telecommunications license for each United Kingdom franchise contains specific construction milestones. Based on current network construction scheduling, the Company believes it will be able to satisfy its milestones in the future, but there can be no assurance that such milestones will be met. If the Company is unable to meet the construction milestones required by any of its licenses and is unable to obtain modifications to the milestones, the relevant licenses could be revoked.

                       NTL INCORPORATED AND SUBSIDIARIES

  Concentrations

     The Company's television and radio broadcasting business is substantially dependent upon contracts with a small group of companies for the right to broadcast their programming, and upon a site sharing agreement for a large number of its transmission sites. The loss of any one of these contracts or the site sharing agreement could have a material adverse effect on the business of the Company.

  Limited Access to Programming

     The Company's ability to make a competitive offering of cable television services is dependent on the Company's ability to obtain access to programming at a reasonable cost. There can be no assurance that the Company's current programming will continue to be available on acceptable commercial terms or at all.

  Currency Risk

     To the extent that the Company obtains financing in United States dollars and incurs construction and operating costs in British pounds sterling, it will encounter currency exchange rate risks. In addition, the Company's revenues are generated primarily in British pounds sterling while its interest and principal obligations with respect to most of the Company's existing indebtedness are payable in United States dollars. The Company has entered into an option agreement to hedge some of the risk of exchange rate fluctuations related to interest payments on United States dollar denominated debt.

5.  FIXED ASSETS

     Fixed assets consists of:

                                                                 DECEMBER 31
                                                       --------------------------------
                                                            1997              1996
                                                       --------------    --------------
Operating equipment..................................  $1,612,440,000    $1,080,135,000
Other equipment......................................     225,514,000       197,368,000
Construction-in-progress.............................     134,795,000       305,372,000
                                                       --------------    --------------
                                                        1,972,749,000     1,582,875,000
Accumulated depreciation.............................    (215,764,000)     (123,347,000)
                                                       --------------    --------------
                                                       $1,756,985,000    $1,459,528,000
                                                       ==============    ==============

6.  INTANGIBLE ASSETS

     Intangible assets consists of:

                                                                  DECEMBER 31
                                                          ----------------------------
                                                              1997            1996
                                                          ------------    ------------
License acquisition costs, net of accumulated
  amortization of $46,620,000 (1997) and $34,894,000
  (1996)................................................  $123,116,000    $134,909,000
Goodwill, net of accumulated amortization of $13,449,000
  (1997) and $5,986,000 (1996)..........................   241,363,000     258,024,000
                                                          ------------    ------------
                                                          $364,479,000    $392,933,000
                                                          ============    ============

     In October 1996, the Company acquired the remaining 40% interest it did not already own in CableTel Newport in exchange for 780 shares of the Company's Series A Preferred Stock. CableTel Newport owns and operates cable television, telephone and telecommunications franchises in South Wales. The Series A Preferred Stock was valued at $49,000,000, based on an appraisal as of the date of issuance. The fair value of

                       NTL INCORPORATED AND SUBSIDIARIES
the net tangible assets acquired of $67,710,000 exceeded the aggregate purchase price of $49,062,000 (including costs incurred of $62,000) by $18,648,000, which is classified as a reduction to license acquisition costs.

     In September 1996, the Company acquired the remaining 30% minority interest of English Cable Enterprises, Inc. ("ECE") that the Company did not own, in exchange for 1,415,000 shares of its common stock. ECE, through its subsidiaries, owns four cable television, telephone and telecommunications licenses in the northern suburbs of London. The value of the shares, based on the market price on the date of issuance, of $34,137,000 plus costs incurred of $204,000 exceeded the fair value of the net tangible assets acquired by $28,649,000, which is classified as license acquisition costs.

     In May 1996, an indirect wholly-owned subsidiary of the Company, NTL Investment Holdings Limited ("NTLIH"), acquired NTL Group Limited for payments of approximately L204,000,000 at closing, L17,100,000 in October 1996 and L35,000,000 in May 1997. NTL Group Limited provides television and radio transmission services and a range of other services in the broadcasting and telecommunications industries. This acquisition has been accounted for as a purchase, and, accordingly, the net assets and results of operations of NTL Group Limited have been included in the consolidated financial statements from the date of acquisition. The aggregate purchase price of L256,100,000 ($439,000,000) plus costs incurred of $3,700,000 exceeded the fair value of the net tangible assets acquired by $263,000,000, which is classified as goodwill.

     The pro forma unaudited consolidated results of operations for the year ended December 31, 1996 assuming consummation of the above mentioned transactions as of January 1, 1996 is as follows:

Total revenue.................................  $ 289,638,000
Net loss......................................   (265,180,000)
Basic and diluted net loss per share..........          (8.31)

     In October 1995, CableTel South Wales Limited, a wholly-owned subsidiary of CableTel Newport, acquired the cable television business of Metro Cable TV Limited in South Wales ("Metro Wales"), and CableTel Central Hertfordshire Limited, a wholly-owned subsidiary of ECE, acquired the cable television business of Metro Cable TV Limited in Hertfordshire ("Metro Herts"), for an aggregate consideration of $12,125,000. These acquisitions have been accounted for as purchases, and, accordingly, the net assets and results of operations of Metro Wales and Metro Herts have been included in the consolidated financial statements from the date of acquisition. The aggregate purchase price exceeded the fair value of the net tangible assets acquired by $10,167,000, which is classified as license acquisition costs. In 1996, the Metro Wales license acquisition costs were reduced by $565,000.

                       NTL INCORPORATED AND SUBSIDIARIES

7.  LONG-TERM DEBT

     Long-term debt consists of:

                                                                 DECEMBER 31
                                                       --------------------------------
                                                            1997              1996
                                                       --------------    --------------
10 7/8% Senior Deferred Coupon Notes ("10 7/8%
  Notes")(a).........................................  $  194,959,000    $  175,368,000
12 3/4% Series A Senior Deferred Coupon Notes
  ("12 3/4% Notes")(b)...............................     209,387,000       185,043,000
11 1/2% Series B Senior Deferred Coupon Notes
  ("11 1/2% Notes")(c)...............................     743,961,000       665,257,000
10% Series B Senior Notes ("10% Notes")(d)...........     400,000,000                --
7 1/4% Convertible Subordinated Notes ("7 1/4%
  Convertible Notes")(e).............................     191,750,000       191,750,000
7% Convertible Subordinated Notes ("7% Convertible
  Notes")(f).........................................     275,000,000       275,000,000
Term Loan and Revolving Facility(g)..................              --       239,750,000
                                                       --------------    --------------
                                                       $2,015,057,000    $1,732,168,000
                                                       ==============    ==============

---------------
(a) In October 1993, the Company issued $212,000,000 aggregate principal amount of 10 7/8% Senior Deferred Coupon Notes due 2003. The 10 7/8% Notes were issued at a price to the public of 58.873% or $124,811,000. The Company incurred $5,019,000 in fees and expenses which is included in deferred financing costs. The original issue discount on the 10 7/8% Notes accretes at a rate of 10 7/8%, compounded semiannually, to an aggregate principal amount of $212,000,000 by October 15, 1998. Interest will thereafter accrue at 10 7/8% per annum, payable semiannually beginning on April 15, 1999. During 1997, 1996 and 1995, the Company recognized $19,591,000, $17,620,000 and $15,851,000, respectively, of the original issue discount as interest expense.

    The 10 7/8% Notes are effectively subordinated to all existing and future indebtedness and other liabilities and commitments of the Company's subsidiaries. The 10 7/8% Notes may be redeemed at the Company's option, in whole or in part, at any time on or after October 15, 1998 at 103.107% the first year, 101.554% the second year and 100% thereafter, plus accrued and unpaid interest to the date of redemption. The indenture governing the 10 7/8% Notes contains restrictions relating to, among other things: (i) incurrence of additional indebtedness and issuance of preferred stock; (ii) dividend and other payment restrictions; and (iii) mergers, consolidations and sales of assets.

(b) In April 1995, the Company issued $277,803,500 aggregate principal amount of 12 3/4% Senior Deferred Coupon Notes due 2005. The 12 3/4% Notes were issued at a price to the public of 53.995% or $150,000,000. The Company incurred $6,192,000 in fees and expenses in connection with the issuance of 12 3/4% Notes which is included in deferred financing costs. The original issue discount accretes at a rate of 12 3/4%, compounded semiannually, to an aggregate principal amount of $277,803,500 by April 15, 2000. Interest will thereafter accrue at 12 3/4% per annum, payable semiannually beginning on October 15, 2000. During 1997, 1996 and 1995, the Company recognized $24,344,000, $21,515,000 and $13,528,000, respectively, of original issue discount as interest expense.

    The 12 3/4% Notes are effectively subordinated to all existing and future indebtedness and other liabilities and commitments of the Company's subsidiaries, rank pari passu in right of payment with all senior unsecured indebtedness and rank senior in right of payment to all subordinated indebtedness of the Company. The 12 3/4% Notes may be redeemed at the Company's option, in whole or in part, at any time on or after April 15, 2000 at 103.64% the first year, 101.82% the second year and 100% thereafter, plus accrued and unpaid interest to the date of redemption. The indenture governing the 12 3/4% Notes contains

                       NTL INCORPORATED AND SUBSIDIARIES
    restrictions relating to, among other things: (i) incurrence of additional indebtedness and issuance of preferred stock, (ii) dividend and other payment restrictions and (iii) mergers, consolidations and sales of assets.

(c) In January 1996, the Company issued $1,050,000,000 aggregate principal amount of 11 1/2% Series B Senior Deferred Coupon Notes due 2006. The
    11 1/2% Notes were issued at a price to investors of 57.155% of the aggregate principal amount at maturity or $600,127,500. The Company incurred $19,273,000 in fees and expenses in connection with the issuance of the 11 1/2% Notes which is included in deferred financing costs. The original issue discount accretes at a rate of 11 1/2%, compounded semiannually, to an aggregate principal amount of $1,050,000,000 by February 1, 2001. Interest will thereafter accrue at 11 1/2% per annum, payable semiannually beginning on August 1, 2001. During 1997 and 1996, the Company recognized $78,704,000 and $65,129,000 of original issue discount as interest expense.

    The 11 1/2% Notes are effectively subordinated to all existing and future indebtedness and other liabilities and commitments of the Company's subsidiaries, rank pari passu in right of payment with all senior unsecured indebtedness and rank senior in right of payment to all subordinated indebtedness of the Company. The 11 1/2% Notes may be redeemed at the Company's option, in whole or in part, at any time on or after February 1, 2001 at 105.75% the first year, 102.875% the second year and 100% thereafter, plus accrued and unpaid interest to the date of redemption. The indenture governing the 11 1/2% Notes contains restrictions relating to, among other things: (i) incurrence of additional indebtedness and issuance of preferred stock; (ii) dividend and other payment restrictions and (iii) mergers, consolidations and sales of assets.

(d) In February 1997, the Company issued $400,000,000 aggregate principal amount of 10% Senior Notes due 2007. The Company received net proceeds of $389,000,000 after discounts and commissions from the issuance of the 10% Notes. Discounts, commissions and other fees incurred of $11,885,000 are included in deferred financing costs. The 10% Notes accrue interest at 10% per annum, payable semiannually as of August 15, 1997.

    The 10% Notes are effectively subordinated to all existing and future indebtedness and other liabilities and commitments of the Company's subsidiaries. The 10% Notes may be redeemed at the Company's option, in whole or in part, at any time on or after February 15, 2002 at a redemption price of 105% that declines annually to 100% in 2005, in each case together with accrued and unpaid interest to the date of redemption. The indenture governing the 10% Notes contains restrictions relating to, among other things: (i) incurrence of additional indebtedness and the issuance of preferred stock, (ii) dividend and other payment restrictions and (iii) mergers, consolidations and sales of assets.

(e) In April and May 1995, the Company issued $191,750,000 principal amount of
    7 1/4% Convertible Subordinated Notes due 2005. Interest payments began on October 15, 1995 and interest is payable every six months thereafter. The
    7 1/4% Convertible Notes will mature on April 15, 2005. The 7 1/4% Convertible Notes are unsecured obligations convertible into shares of common stock prior to maturity at a conversion price of $27.56 per share, subject to adjustment. There are approximately 6,958,000 shares of common stock reserved for issuance upon the conversion of the 7 1/4% Convertible Notes. The 7 1/4% Convertible Notes are redeemable, in whole or in part, at the option of the Company at any time on or after April 15, 1998, at a redemption price of 105.08% that declines annually to 100.73% in 2004, in each case together with accrued interest to the redemption date. The Company incurred $6,822,000 in fees and expenses in connection with the issuance of the 7 1/4% Convertible Notes, which is included in deferred financing costs.

    In March 1998, the Company announced that it was calling for redemption all of the 7 1/4% Convertible Notes. The redemption date is April 20, 1998 and the redemption price is 105.08% of the principal amount, plus accrued and unpaid interest through the date of redemption.

(f) In June 1996, the Company issued $275,000,000 aggregate principal amount of 7% Convertible Subordinated Notes due 2008. Interest payments began on December 15, 1996 and interest is payable

                       NTL INCORPORATED AND SUBSIDIARIES
    every six months thereafter. The 7% Convertible Notes mature on June 15, 2008. The 7% Convertible Notes are unsecured obligations convertible into shares of common stock prior to maturity at a conversion price of $37.875 per share, subject to adjustment. There are approximately 7,261,000 shares of common stock reserved for issuance upon conversion of the 7% Convertible Notes. The 7% Convertible Notes are redeemable, in whole or in part, at the option of the Company at any time on or after June 15, 1999, at a redemption price of 104.9% that declines annually to 100% in 2006, in each case together with accrued and unpaid interest to the redemption date. The Company incurred $8,616,000 in fees and expenses in connection with the issuance of the 7% Convertible Notes, which is included in deferred financing costs.

(g) To finance a substantial portion of the purchase price for NTL Group Limited, NTLIH obtained from a syndicate of lenders senior secured loan facilities (the "NTLIH Facility") of a maximum principal amount of L165,000,000 comprised of: (i) a long-term loan facility of L140,000,000 and
    (ii) a revolving credit facility of L25,000,000. One of the Lenders also made available to NTLIH a secured loan facility of L60,000,000 (the "Bridge Facility") to finance the remainder of the payment due at closing and acquisition costs and expenses due at closing. Loans under the NTLIH Facility incurred interest at an annual rate equal to LIBOR plus a margin that varied from 0.75% per annum to 1.75% per annum, based on certain financial ratios of NTLIH and certain of its subsidiaries. Interest was payable either monthly, quarterly or semiannually, at the option of NTLIH. The effective interest rate on the NTLIH Facility at December 31, 1996 was 7.972%. The Bridge Facility was repaid in full in August 1996. In October 1997, the principal and accrued interest outstanding under the NTLIH Facility of L140,138,000 ($231,466,000) was repaid using cash on hand.

     In 1997, NTL (UK) Group, Inc., a wholly-owned subsidiary of the Company, which is the holding company for the United Kingdom operations and the parent company of NTLIH, and NTLIH entered into an agreement with The Chase Manhattan Bank pursuant to which Chase has agreed to fully underwrite a L555,000,000, eight-year term loan facility with an initial four-year revolving period. By April 14, 1999, Chase's commitment will be reduced to no less than L480,000,000 or such greater amount as is necessary to ensure that the Company's United Kingdom operations remain fully funded by reference to an agreed business plan. The facility will be used to finance capital expenditures and working capital for the Company's United Kingdom operations, including its local broadband, national telecommunications and national digital television networks. A portion of the facility (L75,000,000) is conditional upon the execution of contracts to provide digital television transmission services to certain third parties. Chase has provided a portion of the L555,000,000 facility in the form of a L350,000,000 facility to the Company on the same terms as to restrictions, covenants, guarantees and security as the L555,000,000 facility. As of March 20, 1998, L10,000,000 ($16,517,000) is outstanding under the L350,000,000 facility.
The principal amount outstanding under the L350,000,000 facility is required to be repaid on December 31, 2005. Interest is payable either monthly, quarterly or semi-annually, at the option of NTLIH, at LIBOR plus, at a maximum, 2.25% per annum. The commitment fee is .375% per annum on the unutilized portion of the L350,000,000 facility and is payable quarterly in arrears. The facility is secured by first fixed and floating charges over all present and future assets and undertakings of the United Kingdom group. The facility contains customary financial covenants, and certain restrictions relating to, among other things:
(i) incurrence of additional indebtedness or guarantees, (ii) investments, acquisitions and mergers and (iii) dividend and other payment restrictions. In the absence of a default, the facility generally permits payments to the Company to pay interest and principal of existing indebtedness of the Company. At December 31, 1997, restricted net assets were approximately $1,861,000,000.

     In March 1998, the Company issued 125,000,000 pounds sterling aggregate principal amount of 9 1/2% Senior Notes due 2008 (the "Sterling Senior Notes"), 300,000,000 pounds sterling aggregate principal amount of 10 3/4% Senior Deferred Coupon Notes due 2008 (the "Sterling Deferred Coupon Notes") and $1,300,000,000 aggregate principal amount of 9 3/4% Senior Deferred Coupon Notes due 2008 (the "Dollar Deferred Coupon Notes") (together the "New Notes"). The Sterling Senior Notes, Sterling Deferred

                       NTL INCORPORATED AND SUBSIDIARIES

Coupon Notes and the Dollar Deferred Coupon Notes were issued at a price to the public of 99.67% or 124,588,000 pounds sterling, 58.62% or 175,860,000 pounds sterling and 61.724% or $802,412,000, respectively. The Company received net proceeds of 121,161,000 pounds sterling, 170,584,000 pounds sterling and $778,340,000, after discounts and commissions, from the issuance of the Sterling Senior Notes, the Sterling Deferred Coupon Notes and the Dollar Deferred Coupon Notes, respectively.

     The original issue discount of the Sterling Deferred Coupon Notes accretes at a rate of 10 3/4%, compounded semiannually, to an aggregate principal amount of L300,000,000 by April 1, 2003. The original issue discount of the Dollar Deferred Coupon Notes accretes at a rate of 9 3/4%, compounded semiannually, to an aggregate principal amount of $1,300,000,000 by April 1, 2003. Interest on each of the Sterling Deferred Coupon Notes and the Dollar Deferred Coupon Notes will thereafter accrue at 10 3/4% per annum and 9 3/4% per annum, respectively, payable semiannually, beginning on October 1, 2003. The Sterling Senior Notes accrue interest at 9 1/2% per annum, payable semiannually, beginning on October 1, 1998.

     The New Notes are effectively subordinated to all existing and future indebtedness and other liabilities and commitments of the Company's subsidiaries, rank pari passu in right of payment with each other and with all senior unsecured indebtedness of the Company and rank senior in right of payment to all subordinated indebtedness of the Company.

     The New Notes may be redeemed at the Company's option, in whole or in part, at any time on or after April 1, 2003, at a redemption price of 104 3/4% to 105 3/8% that declines annually to 100% in 2006, in each case together with accrued and unpaid interest to the date of redemption.

     The indentures governing the New Notes contain restrictions relating to, among other things: (i) incurrence of additional indebtedness and the issuance of preferred stock, (ii) dividend and other payment restrictions and (iii) mergers, consolidations and sales of assets.

8.  REDEEMABLE PREFERRED STOCK

     In February 1997, the Company issued $100,000,000 of its 13% Senior Redeemable Exchangeable Preferred Stock (the "Redeemable Preferred Stock"). The Company received net proceeds of $96,625,000 after discounts and commissions from the issuance of the Redeemable Preferred Stock. Discounts, commissions and other fees incurred of $3,729,000 were recorded as unamortized discount at issuance.

     Of the 2,500,000 authorized shares of Series Preferred Stock, 100,000 shares of Redeemable Preferred Stock were issued. Dividends accrue at 13% per annum ($130 per share) and are payable quarterly in arrears as of May 15, 1997. Dividends, whether or not earned or declared, will accrue without interest until declared and paid, which declaration may be for all or part of the accrued dividends. Dividends accruing on or prior to February 15, 2004 may, at the option of the Company, be paid in cash, by the issuance of additional Redeemable Preferred Stock or in any combination of the foregoing. As of December 31, 1997, the Company has accrued $11,978,000 for dividends and has issued approximately 10,000 shares for $10,187,000 of such accrued dividends. The Redeemable Preferred Stock may be redeemed, at the Company's option, in whole or in part, at any time on or after February 15, 2002 at a redemption price of 106.5% of the liquidation preference of $1,000 per share that declines annually to 100% in 2005, in each case together with accrued and unpaid dividends to the redemption date. The Redeemable Preferred Stock is subject to mandatory redemption on February 15, 2009. On any scheduled dividend payment date, the Company may, at its option, exchange all of the shares of Redeemable Preferred Stock then outstanding for the Company's 13% Subordinated Exchange Debentures due 2009 (the "Subordinated Debentures").

     The Subordinated Debentures, if issued, will bear interest at a rate of 13% per annum, payable semiannually in arrears on February 15 and August 15 of each year commencing with the first such date to occur after the date of exchange. Interest accruing on or prior to February 15, 2004 may, at the option of the Company, be paid in cash, by the issuance of additional Subordinated Debentures or in any combination of the

                       NTL INCORPORATED AND SUBSIDIARIES
foregoing. The Subordinated Debentures will be redeemable, at the Company's option, in whole or in part, on or after February 15, 2002 at a redemption price of 106.5% that declines annually to 100% in 2005, in each case together with accrued and unpaid interest to the redemption date.

9.  NONRECURRING CHARGES INCLUDING RESTRUCTURING CHARGES

     Nonrecurring charges of $20,642,000 in 1997 include deferred costs written-off of $5,013,000 and restructuring costs of $15,629,000. The deferred costs written-off relate to the Company's unsuccessful bid for United Kingdom digital terrestrial television multiplex licenses. Restructuring costs relate to the Company's announcement in September 1997 of a reorganization of certain of its operations. The Company is consolidating the Customer Operations departments that serve its three franchise areas in England into one department, and is consolidating certain operations and management groups within the Broadcast Services division, as well as certain other consolidations or cessations of activities. This charge consisted of employee severance and related costs of $6,726,000 for approximately 280 employees to be terminated, lease exit costs of $6,539,000 and penalties of $2,364,000 associated with the cancellation of contractual obligations. As of December 31, 1997, $5,441,000 of the provision has been used, including $2,916,000 for severance and related costs, $324,000 for lease exit costs and $2,201,000 for penalties associated with the cancellation of contractual obligations, and 118 employees had been terminated. There was no other adjustment to the liability.

10.  OTHER GAINS

     Other gains of $21,497,000 in 1997 include a legal settlement of $10,000,000 and a gain on the sale of fixed assets of $11,497,000. In October 1997, following the U.S. District Court's decision to dismiss the Company's complaint against LeGroupe Videotron Ltee and its subsidiary, the Company entered into a Settlement Agreement dismissing the Company's complaint in exchange for a payment of $10,000,000. In December 1997, a U.S. subsidiary of the Company sold its fixed and other assets utilized in its microwave transmission service business and recognized a gain of $11,497,000.

11.  INCOME TAXES

     The provision (benefit) for income taxes consists of the following:

                                                       YEAR ENDED DECEMBER 31
                                              -----------------------------------------
                                                  1997           1996          1995
                                              ------------    ----------    -----------
Current:
  Federal...................................  $         --    $       --    $  (181,000)
  State and local...........................     1,261,000       344,000        167,000
  Foreign...................................            --     2,246,000     (2,463,000)
                                              ------------    ----------    -----------
          Total current.....................     1,261,000     2,590,000     (2,477,000)
                                              ------------    ----------    -----------
Deferred:
  Federal...................................            --            --             --
  State and local...........................            --            --             --
  Foreign...................................   (16,852,000)    5,063,000             --
                                              ------------    ----------    -----------
          Total deferred....................   (16,852,000)    5,063,000             --
                                              ------------    ----------    -----------
                                              $(15,591,000)   $7,653,000    $(2,477,000)
                                              ============    ==========    ===========

                       NTL INCORPORATED AND SUBSIDIARIES

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the deferred tax liabilities and assets are as follows:

                                                                 DECEMBER 31
                                                        ------------------------------
                                                            1997             1996
                                                        -------------    -------------
Deferred tax liabilities:
  Fixed assets........................................  $  68,380,000    $  78,433,000
  Depreciation and amortization.......................             --       30,623,000
  Other...............................................      4,894,000        6,018,000
                                                        -------------    -------------
          Total deferred tax liabilities..............     73,274,000      115,074,000
Deferred tax assets:
  Net operating losses................................    107,208,000       99,227,000
  Net deferred interest expense.......................     94,689,000       51,770,000
  Depreciation and amortization.......................     16,935,000               --
  Other...............................................     18,164,000       10,396,000
                                                        -------------    -------------
          Total deferred tax assets...................    236,996,000      161,393,000
Valuation allowance for deferred tax assets...........   (233,940,000)    (141,250,000)
                                                        -------------    -------------
Net deferred tax assets...............................      3,056,000       20,143,000
                                                        -------------    -------------
Net deferred tax liabilities..........................  $  70,218,000    $  94,931,000
                                                        =============    =============

     At December 31, 1997, the Company had net operating loss carryforwards of approximately $56,000,000 for U.S. federal income tax purposes that expire as follows: $500,000 in 2008, $1,100,000 in 2009, $21,000,000 in 2010, $27,700,000
in 2011 and $5,700,000 in 2012. The Company also has United Kingdom net operating loss carryforwards of approximately $290,000,000 which have no expiration date. Pursuant to United Kingdom law, these losses are only available to offset income of the separate entity that generated the loss.

     The reconciliation of income taxes computed at U.S. federal statutory rates to income tax expense is as follows:

                                                     YEAR ENDED DECEMBER 31
                                          ---------------------------------------------
                                              1997             1996            1995
                                          -------------    ------------    ------------
Provision (benefit) at federal statutory
  rate (35%)............................  $(120,452,000)   $(90,518,000)   $(35,083,000)
Add (deduct):
  State and local income tax, net of
     federal benefit....................        820,000         224,000         109,000
  Foreign losses with no benefit........     59,804,000      44,610,000       6,699,000
  Amortization of goodwill and license
     acquisition costs..................      3,925,000       4,031,000       3,696,000
  U.S. losses with no benefit...........     40,312,000      49,184,000      22,507,000
  Other.................................             --         122,000        (405,000)
                                          -------------    ------------    ------------
                                          $ (15,591,000)   $  7,653,000    $ (2,477,000)
                                          =============    ============    ============

                       NTL INCORPORATED AND SUBSIDIARIES

12.  FAIR VALUES OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and cash equivalents: The carrying amounts reported in the consolidated balance sheets approximate fair value.

     Long-term debt: The fair values of the 10 7/8% Notes, the 12 3/4% Notes, the 11 1/2% Notes, the 10% Notes, the 7 1/4% Convertible Notes and the 7% Convertible Notes are based on the quoted market price. The fair value of the Term Loan and Revolving Facility is estimated using discounted cash flow analysis, based on the Company's incremental borrowing rate for similar types of borrowing arrangements.

     Redeemable Preferred Stock: The fair value is based on the quoted market price.

     The carrying amounts and fair values of the Company's financial instruments are as follows:

                                             DECEMBER 31, 1997              DECEMBER 31, 1996
                                        ---------------------------    ---------------------------
                                          CARRYING                       CARRYING
                                           AMOUNT       FAIR VALUE        AMOUNT       FAIR VALUE
                                        ------------   ------------    ------------   ------------
Cash and cash equivalents.............  $ 98,902,000   $ 98,902,000    $445,884,000   $445,884,000
Long-term debt:
  10 7/8% Notes.......................   194,959,000    199,810,000     175,368,000    179,140,000
  12 3/4% Notes.......................   209,387,000    230,577,000     185,043,000    202,797,000
  11 1/2% Notes.......................   743,961,000    819,000,000     665,257,000    714,000,000
  10% Notes...........................   400,000,000    422,000,000              --             --
  7 1/4% Convertible Notes............   191,750,000    212,843,000     191,750,000    206,611,000
  7% Convertible Notes................   275,000,000    264,688,000     275,000,000    251,625,000
  Term Loan and Revolving Facility....            --             --     239,750,000    239,750,000
  Redeemable Preferred Stock..........   108,534,000    121,846,000              --             --

13.  RELATED PARTY TRANSACTIONS

     On July 25, 1990, Cellular Communications, Inc. ("CCI") and AirTouch Communications, Inc. ("AirTouch") entered into a Merger and Joint Venture Agreement, as amended as of December 14, 1990. In connection with this agreement, on July 31, 1991, CCI distributed to its shareholders the stock of the Company.

     Through August 1996, CCI provided management, financial and legal services to the Company. Amounts charged to the Company included direct costs where identifiable, and indirect costs allocated utilizing direct labor hours as reported by the common officers and employees of CCI and the Company. For the years ended December 31, 1996 and 1995, CCI charged $1,194,000, and $1,644,000, respectively, which is included in corporate expenses. In August 1996, upon the merger of CCI with AirTouch, the Company commenced providing management, financial, legal and technical services to Cellular Communications International, Inc. ("CCII") and CoreComm Incorporated ("CoreComm"). In 1996, the Company charged CCII and CoreComm $351,000 and $200,000, respectively, which included direct costs where identifiable and allocated corporate overhead based upon the amount of time incurred on CCII and CoreComm business by the common officers and employees of the Company, CCII and CoreComm. These charges reduced corporate expenses in 1996.

     In January 1997, the Company, CoreComm and CCII agreed to a change in the Company's fee for the provision of services. In 1997, the Company charged CoreComm and CCII $1,492,000 and $871,000, respectively, for direct costs where identifiable and a fixed percentage of its corporate overhead. These charges

                       NTL INCORPORATED AND SUBSIDIARIES
reduced corporate expenses. In the opinion of management of the Company, the allocation methods are reasonable.

     As of December 31, 1997 and 1996, the Company had receivables of $69,000 and $586,000 from CCII and $71,000 and $102,000 from CoreComm, respectively.

     In 1993, the Company entered into a consulting agreement with Insight Communications Company, L.P. ("Insight U.S."), under which Insight U.S. provided advice and assistance to the Company with respect to its cable television, telephone and telecommunications operations in the United Kingdom. Two members of the Company's Board of Directors are partners in Insight U.S. Pursuant to the consulting agreement, which had a term of three years, the Company paid Insight U.S. a fee of $50,000 per month for the first year, $40,000 per month for the second year and $30,000 per month for the third year. The fees for the years ended December 31, 1996 and 1995 of $270,000 and $450,000, respectively, are included in corporate expenses.

14.  NET LOSS PER COMMON SHARE

     The following table sets forth the computation of basic and diluted net loss per share:

                                                     YEAR ENDED DECEMBER 31
                                         ----------------------------------------------
                                             1997             1996             1995
                                         -------------    -------------    ------------
Numerator:
  Loss before extraordinary item.......  $(328,557,000)   $(254,454,000)   $(90,785,000)
  Preferred stock dividend.............    (11,978,000)              --              --
                                         -------------    -------------    ------------
                                          (340,535,000)    (254,454,000)    (90,785,000)
Extraordinary item.....................     (4,500,000)              --              --
                                         -------------    -------------    ------------
Loss available to common
  shareholders.........................  $(345,035,000)   $(254,454,000)   $(90,785,000)
Denominator for basic net loss per
  common share.........................     32,117,000       31,041,000      30,190,000
     Effect of dilutive securities.....             --               --              --
                                         -------------    -------------    ------------
Denominator for diluted net loss per
  common share.........................     32,117,000       31,041,000      30,190,000
                                         -------------    -------------    ------------
Basic and diluted net loss per common
  share:
  Loss before extraordinary item.......  $      (10.60)   $       (8.20)   $      (3.01)
  Extraordinary item...................           (.14)              --              --
                                         -------------    -------------    ------------
     Net (loss)........................  $      (10.74)   $       (8.20)   $      (3.01)
                                         =============    =============    ============

     Stock options, warrants and convertible securities are excluded from the calculation of net loss per common share as their effect would be antidilutive.

15.  SHAREHOLDERS' EQUITY (DEFICIENCY)

  Stock Split

     On July 25, 1995, the Company declared a 4-for-3 stock split by way of stock dividend, which was paid on August 11, 1995. All common stock data in the Consolidated Financial Statements give effect to the stock split.

  Series Preferred Stock

     In October 1996, the Board of Directors created and authorized for issuance 2,000 shares of 5% Non-Voting Convertible Preferred Stock, Series A ("Series A Preferred Stock"), of which 780 shares were issued

                       NTL INCORPORATED AND SUBSIDIARIES
in connection with the CableTel Newport acquisition. Each share of Series A Preferred Stock has a stated value of $100,000, subject to certain exceptions. The holders of Series A Preferred Stock are entitled to receive cumulative dividends beginning in October 2001 at the rate of 5% of the stated value, payable semi-annually in arrears, subject to certain exceptions. Dividends may be paid, in the sole discretion of the Board of Directors, in cash, in common stock or in additional shares of Series A Preferred Stock. The Company has the right, exercisable at any time, to redeem all or some of the Series A Preferred Stock at a price equal to the aggregate stated value of the shares to be redeemed, together with all accrued and unpaid dividends, in cash or in shares of common stock (based on the average market price of the common stock, as defined). The holder of Series A Preferred Stock has the right to convert shares of Series A Preferred Stock into common stock equal to the aggregate stated value of Series A Preferred Stock divided by the greater of (a) $40.00 or (b) the average market price of the common stock, as defined. The Series A Preferred Stock has a liquidation preference equal to the stated value per share plus accrued and unpaid dividends.

  Warrants

     In 1993, the Company issued warrants to purchase an aggregate of approximately 899,000 shares of common stock at an initial exercise price of $8.35 per share in connection with certain noncompetition agreements. The exercise price decreased to $6.96 per share in the second year after the grant and to $5.57 per share thereafter. The warrants were valued at $13,193,000, the difference between the fair market value of the common stock on the date of grant and $5.57 per share. The warrants expire in 2000.

     In 1996, pursuant to the terms of the consent solicitations to the holders of the 10 7/8% Notes and to the holders of the 12 3/4% Notes to gain consent to modify certain indenture provisions, the Company paid an aggregate of $3,592,000 in consent payments and issued warrants to purchase 164,000 shares of common stock at an exercise price of $23.78 per share in lieu of additional consent payments of $1,641,000. The warrants expire in 2006.

  Shareholder Rights Plan

     The Rights Agreement provides that one Right will be issued with each share of common stock issued on or after October 13, 1993. The Rights are exercisable upon the occurrence of certain potential takeover events and will expire in October 2003 unless previously redeemed by the Company. When exercisable, each Right entitles the owner to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock ("Rights Preferred Stock") at a purchase price of $100.

     The Rights Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $.01 per share and will be entitled to an aggregate dividend of 100 times the dividend, if any, declared per share of common stock. In the event of liquidation, the holders of Rights Preferred Stock will be entitled to a minimum preferential liquidation payment of $1 per share and will be entitled to an aggregate payment of 100 times the payment made per share of common stock. Each share of Rights Preferred Stock will have 100 votes and will vote together with the common stock. In the event of any merger, consolidation or other transaction in which shares of common stock are changed or exchanged, each share of Rights Preferred Stock will be entitled to receive 100 times the amount received per share of common stock. These rights are protected by customary antidilution provisions.

     There are 2,500,000 authorized shares of Series Preferred Stock of which 1,000,000 shares are designated Rights Preferred Stock.

  Stock Options

     There are 2,164,000 shares of common stock reserved for issuance under the OCOM Corporation (a wholly-owned subsidiary of the Company) 1991 Stock Option Plan. The plan provides that incentive stock

                       NTL INCORPORATED AND SUBSIDIARIES
options ("ISOs") be granted at the fair market value of OCOM's common stock on the date of grant, and nonqualified stock options ("NQSOs") be granted at not less than 85% of the fair market value of OCOM's common stock on the date of grant. Options are exercisable as to 20% of the shares subject thereto on the date of grant and become exercisable as to an additional 20% of the shares subject thereto on each January 1 thereafter, while the optionee remains an employee of the Company. Options will expire ten years after the date of the grant.

     There are 6,653,000 shares of common stock reserved for issuance under the NTL Incorporated 1993 Stock Option Plan. The exercise price of an ISO may not be less than 100% of the fair market value of the Company's common stock on the date of grant, and the exercise price of a NQSO may not be less than 85% of the fair market value of the Company's common stock on the date of grant. Options are exercisable as to 20% of the shares subject thereto on the date of grant and become exercisable as to an additional 20% of the shares subject thereto on each January 1 thereafter, while the optionee remains an employee of the Company. Options will expire ten years after the date of the grant.

     There are 100,000 shares of common stock reserved for issuance under the OCOM Corporation Non-Employee Director Stock Option Plan. The plan provides that all options be granted at the fair market value of OCOM's common stock on the date of grant, and options will expire ten years after the date of the grant. Options are exercisable as to 20% of the shares subject thereto on the date of grant and become exercisable as to an additional 20% of the shares subject thereto on each subsequent anniversary of the grant date, while the optionee remains a director of the Company. Options will expire ten years after the date of the grant.

     There are 320,000 shares of common stock reserved for issuance under the NTL Incorporated 1993 Non-Employee Director Stock Option Plan. Under the terms of this plan, options will be granted to members of the Board of Directors who are not employees of the Company or any of its affiliates. The plan provides that all options be granted at the fair market value of the Company's common stock on the date of grant, and options will expire ten years after the date of the grant. Options are exercisable as to 20% of the shares subject thereto on the date of grant and become exercisable as to an additional 20% of the shares subject thereto on each subsequent anniversary of the grant date while the optionee remains a director of the Company. Options will expire ten years after the date of the grant.

     Pro forma information regarding net loss and net loss per share is required by SFAS No. 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions for 1997, 1996 and 1995: risk-free interest rates of 5.89%, 6.56% and 6.61%, respectively, dividend yield of 0%, volatility factor of the expected market price of the Company's common stock of .276, .255 and .255, respectively, and a weighted-average expected life of the option of 10 years.

     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock options.

                       NTL INCORPORATED AND SUBSIDIARIES

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. Following is the Company's pro forma information:

                                                     YEAR ENDED DECEMBER 31
                                         ----------------------------------------------
                                             1997             1996             1995
                                         -------------    -------------    ------------
Pro forma net (loss)...................  $(343,850,000)   $(261,245,000)   $(93,688,000)
Basic and diluted pro forma net (loss)
  per share............................  $      (11.08)   $       (8.42)   $      (3.10)

     A summary of the Company's stock option activity and related information for the years ended December 31, follows:

                                        1997                    1996                    1995
                                ---------------------   ---------------------   ---------------------
                                            WEIGHTED-               WEIGHTED-               WEIGHTED-
                                             AVERAGE                 AVERAGE                 AVERAGE
                                NUMBER OF   EXERCISE    NUMBER OF   EXERCISE    NUMBER OF   EXERCISE
                                 OPTIONS      PRICE      OPTIONS      PRICE      OPTIONS      PRICE
                                ---------   ---------   ---------   ---------   ---------   ---------
Outstanding-beginning of
  year........................  6,738,000    $14.10     5,934,000    $11.04     4,795,000    $ 8.09
Granted.......................  1,571,000     23.97     1,390,000     25.94     1,164,000     23.07
Exercised.....................   (119,000)    12.85      (396,000)     3.44       (21,000)     4.78
Forfeited.....................    (33,000)    23.78      (190,000)    27.39        (4,000)    17.50
                                ---------               ---------               ---------
Outstanding-end of year.......  8,157,000    $15.98     6,738,000    $14.10     5,934,000    $11.04
                                =========               =========               =========
Exercisable at end of year....  5,663,000    $12.39     4,258,000    $10.71     3,410,000    $ 8.22
                                =========               =========               =========

     Weighted-average fair value of options, calculated using the Black-Scholes option pricing model, granted during 1997, 1996 and 1995 is $12.74, $13.98 and $12.47, respectively.

     The following table summarizes the status of the stock options outstanding and exercisable at December 31, 1997:

                                   STOCK OPTIONS OUTSTANDING           STOCK OPTIONS EXERCISABLE
                             --------------------------------------    -------------------------
                                            WEIGHTED-     WEIGHTED-                   WEIGHTED-
                                            REMAINING      AVERAGE                     AVERAGE
                               NUMBER      CONTRACTUAL    EXERCISE       NUMBER        EXERCISE
RANGE OF EXERCISE PRICES     OF OPTIONS       LIFE          PRICE      OF OPTIONS       PRICE
------------------------     ----------    -----------    ---------    -----------    ----------
$0.19 to $0.56...........       77,000      3.6 Years      $ 0.245         77,000      $ 0.245
$0.73 to $1.12...........      150,000      3.6 Years      $ 0.745        150,000      $ 0.745
$1.53 to $2.69...........      356,000      3.6 Years      $ 2.157        356,000      $ 2.157
$3.09 to $4.50...........       75,000      4.4 Years      $ 3.230         75,000      $ 3.230
$8.81 to $14.63..........    3,312,000      5.4 Years      $ 8.873      3,305,000      $ 8.861
$15.19 to $22.88.........    1,498,000      7.4 Years      $21.685        882,000      $21.659
$23.06 to $32.38.........    2,689,000      8.9 Years      $25.038        818,000      $25.213
                             ---------                                  ---------
     Total...............    8,157,000                                  5,663,000
                             =========                                  =========

     The Company has 25,309,000 shares of its common stock reserved for issuance upon the exercise of warrants and stock options and the conversion of debt and preferred stock.

16.  EMPLOYEE BENEFIT PLANS

     Certain subsidiaries of NTL Group Limited operate a defined benefit pension plan in the United Kingdom. The assets of the Plan are held separately from those of NTL Group Limited and are invested in specialized portfolios under the management of an investment group. The pension cost is calculated using the attained age method. The Company's policy is to fund amounts to the defined benefit plan necessary to

                       NTL INCORPORATED AND SUBSIDIARIES
comply with the funding requirements as prescribed by the laws and regulations in the United Kingdom. The change in the projected benefit obligation in 1997 is due to the change in actuarial assumptions used.

     The components of net pension costs are as follows:

                                                             YEAR ENDED DECEMBER 31
                                                          ----------------------------
                                                              1997            1996
                                                          ------------    ------------
Service cost............................................  $ 10,693,000    $  7,997,000
Interest cost...........................................    12,765,000      11,679,000
Actual return on plan assets............................   (30,852,000)    (16,103,000)
Net amortization and deferral...........................    17,327,000       4,241,000
                                                          ------------    ------------
                                                          $  9,933,000    $  7,814,000
                                                          ============    ============

     The funded status (assets exceed accumulated benefits) of the plan is as follows:

                                                                  DECEMBER 31
                                                          ----------------------------
                                                              1997            1996
                                                          ------------    ------------
Accumulated benefit obligation:
  Vested................................................  $178,828,000    $148,809,000
  Nonvested.............................................            --
                                                                                    --
                                                          ------------    ------------
                                                          $178,828,000    $148,809,000
                                                          ============    ============
Fair value of plan assets, principally U.K. equity        $195,226,000    $166,195,000
  securities............................................
Projected benefit obligation............................   204,340,000     170,795,000
                                                          ------------    ------------
     Excess of projected benefit obligation over            (9,114,000)     (4,600,000)
       assets...........................................
Unrecognized net transition obligation..................    10,203,000      11,541,000
Unrecognized net gain...................................    (1,065,000)     (5,098,000)
                                                          ------------    ------------
     Prepaid pension cost...............................  $     24,000    $  1,843,000
                                                          ============    ============
Actuarial assumptions:
  Weighted average discount rate........................          7.25%           8.25%
  Weighted average rate of compensation increase........          8.00%           8.00%
  Expected long-term rate of return on plan assets......          9.00%           9.50%

17.  LEASES

     Leases for buildings, office space and equipment extend through 2031. Total rental expense for the years ended December 31, 1997, 1996 and 1995 under operating leases was $20,674,000, $14,886,000 and $2,607,000, respectively.

                       NTL INCORPORATED AND SUBSIDIARIES

     Future minimum lease payments under noncancellable operating leases as of December 31, 1997 are as follows:

            YEAR ENDED DECEMBER 31:
            -----------------------
     1998......................................  $ 21,169,000
     1999......................................    20,933,000
     2000......................................    20,572,000
     2001......................................    20,235,000
     2002......................................    16,352,000
     Thereafter................................    82,420,000
                                                 ------------
                                                 $181,681,000
                                                 ============

18.  COMMITMENTS AND CONTINGENT LIABILITIES

     As of December 31, 1997, the Company was committed to pay approximately $78,000,000 for equipment and services.

     The Company has licenses issued by the United Kingdom Department of Trade and Industry ("DTI") and the United Kingdom Independent Television Commission ("ITC") for its cable television, telephone and telecommunications business. The initial terms of the Company's licenses was 23 years for the DTI licenses and 15 years for the ITC licenses. The Company's licenses expire in 2008 to 2016 for the DTI licenses and 1999 to 2005 for the ITC licenses. The DTI requires a fixed annual renewal fee of L2,500 ($4,200) per license. The ITC requires an annual license fee ranging from L1,300 ($2,200) to L7,900 ($13,100) per license based on the number of homes in the licensed area, which is subject to adjustment annually. The Company's license fees in 1997 were $316,000.

     In addition, the Company was awarded certain newly issued licenses by the ITC in 1995. Pursuant to the terms of the local delivery license ("LDL") for Northern Ireland granted to a wholly-owned subsidiary of the Company, the Company is required to make annual cash payments to the ITC for fifteen years commencing in January 1997 in the amount of approximately L14,400,000 ($23,800,000) (subject to adjustments for inflation). Such payments are in addition to the percentages of qualifying revenue already set by the ITC of 0% for the first ten years and 2% for the last five years of the fifteen year license. The Company paid $23,587,000 in 1997.

     Pursuant to the terms of the LDL for Glamorgan and Gwent, Wales granted to a wholly-owned subsidiary of the Company, the Company is required to make annual cash payments to the ITC for fifteen years, commencing in the first full calendar year after the start of operations, in the amount of L104,188 ($172,000). Such payments are in addition to the percentages of qualifying revenue already set by the ITC of 0% for the first five years, 2% for the second five years and 4% for the last five years of the fifteen-year license.

     A significant portion of NTL Group Limited's revenues is attributable to the provision of television and radio transmission and distribution services and the provision of telecommunications services. In the United Kingdom, the provision of such services is governed by the Telecommunications Act and The Wireless Telegraphy Act 1949. NTL Group Limited holds five licenses under the Telecommunications Act. The initial terms of these licenses were 10 or 25 years. These licenses expire in 2002 to 2021. NTL Group Limited holds a number of Wireless Telegraphy Act licenses which continue in force primarily from year to year unless revoked or unless any of the license fees are not paid. The Company paid $3,447,000 in 1997 in connection with these licenses.

                       NTL INCORPORATED AND SUBSIDIARIES

     The Company is involved in, or has been involved in, certain disputes and litigation arising in the ordinary course of its business, including claims involving contractual disputes and claims for damages to property and personal injury resulting from the construction of the Company's networks and the maintenance and servicing of the Company's transmission masts. None of these matters are expected to have a material adverse effect on the Company's financial position, results of operations or cash flows.

19.  INDUSTRY SEGMENTS AND GEOGRAPHIC AREAS

     The Company operates its long distance telephone and microwave transmission business in the United States and its television and radio broadcasting, cable television, telephone and telecommunications businesses in the United Kingdom. The Company acquired its national and international telecom segment and its broadcast transmission and other segment in 1996. Identifiable corporate assets consist primarily of cash and cash equivalents. The industry segments and geographic area information as of and for the years ended December 31, 1997, 1996 and 1995 are as follows:

                                  LONG
                                DISTANCE
                               TELEPHONE       LOCAL        NATIONAL       BROADCAST
                                  AND         TELECOM          AND        TRANSMISSION
                               MICROWAVE        AND       INTERNATIONAL       AND
                              TRANSMISSION   TELEVISION      TELECOM         OTHER       CORPORATE   CONSOLIDATED
                              ------------   ----------   -------------   ------------   ---------   ------------
                                                                (IN THOUSANDS)
Year ended December 31, 1997
  Total revenues............    $ 8,831      $  189,407     $162,738        $130,799     $     --     $  491,775
  Operating income (loss)...     (1,207)       (208,815)      (5,327)         42,652      (19,367)      (192,064)
  Depreciation and
     amortization...........      2,368         103,704       17,454          20,328        6,655        150,509
  Identifiable assets.......     27,623       1,579,044      350,704         358,302      105,966      2,421,639
  Fixed asset additions.....      1,541         333,037      101,088          38,984          156        474,806
Year ended December 31, 1996
  Total revenues............    $10,086      $   89,209     $ 45,430        $ 83,618     $     --     $  228,343
  Operating income (loss)...        773        (164,108)      (7,774)         26,376      (12,900)      (157,633)
  Depreciation and
     amortization...........      2,744          69,200        8,601          13,152        4,956         98,653
  Identifiable assets.......     15,660       1,655,759      220,764         412,989      149,439      2,454,611
  Fixed asset additions.....        552         478,761       38,812          26,056        1,894        546,075
Year ended December 31, 1995
  Total revenues............    $ 8,937      $   24,804     $     --        $     --     $     --     $   33,741
  Operating (loss)..........     (4,531)        (76,161)          --              --      (12,434)       (93,126)
  Depreciation and
     amortization...........      2,729          25,650           --              --        1,444         29,823
  Identifiable assets.......     15,774         892,935           --              --      101,960      1,010,669
  Fixed asset additions.....      1,557         473,795           --              --           --        475,352

                       NTL INCORPORATED AND SUBSIDIARIES

20.  SUBSEQUENT EVENT

     In February 1998, the Company entered into an agreement and plan of amalgamation (the "Agreement") with Comcast UK Cable Partners Limited ("Partners"). Under the Agreement, Partners' shareholders will receive 0.3745 shares of the Company's Common Stock for each share of Partners Common Stock. Based on the closing price of the Company's Common Stock on the date of the Agreement, the transaction is valued at approximately $600,000,000. The Agreement contains provisions such that if the purchase price per Partners share falls below $10.00, Partners has the right to terminate the transaction, subject to the Company's right to adjust the exchange ratio such that Partners' shareholders would receive $10.00 for each Partners share. Under certain circumstances, the consideration payable to Partners' shareholders may be adjusted based on the proceeds of the potential exercise of certain rights of first refusal with respect to Partners' interests in the London and Birmingham franchises. Completion of the transaction is subject to a number of closing conditions including regulatory approvals, shareholder approvals and consents from the holders of the Company's and Partners' debt.

                       NTL INCORPORATED AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                                                SEPTEMBER 30,
                                                                     1998
                                                                --------------
                                    ASSETS
Current assets:
  Cash and cash equivalents.................................    $  459,443,000
  Marketable securities.....................................       138,326,000
  Accounts receivable -- trade, less allowance for doubtful
     accounts of $22,193,000................................       130,958,000
  Cash held in escrow.......................................       156,403,000
  Other.....................................................        34,651,000
                                                                --------------
Total current assets........................................       919,781,000
Fixed assets, net...........................................     3,134,655,000
Intangible assets, net......................................       456,304,000
Other assets, net of accumulated amortization of
  $32,957,000...............................................       111,498,000
                                                                --------------
Total assets................................................    $4,622,238,000
                                                                ==============
                  LIABILITIES AND SHAREHOLDERS' (DEFICIENCY)
Current liabilities:
  Accounts payable..........................................    $  125,293,000
  Accrued expenses and other................................       169,127,000
  Interest payable..........................................        10,615,000
  Accrued construction costs................................        62,008,000
  Deferred revenue..........................................        53,079,000
  Current portion of long-term debt.........................       148,781,000
                                                                --------------
Total current liabilities...................................       568,903,000
Long-term debt..............................................     3,885,489,000
Commitments and contingent liabilities
Deferred income taxes.......................................        72,061,000
Senior redeemable exchangeable preferred stock -- $0.01 par
  value, plus accreted dividends; liquidation preference
  $121,000,000; less unamortized discount of $3,211,000;
  issued and outstanding 121,000 shares.....................       120,044,000
Shareholders' (deficiency):
  Series preferred stock -- $0.01 par value; authorized
     10,000,000 shares:
  Series A -- liquidation preference $125,590,00; issued and outstanding 125,000 shares...          1,000
  Common stock -- $0.01 par value; authorized 400,000,000
    shares; issued and outstanding 41,392,000 shares........           414,000
  Additional paid-in capital................................       844,368,000
  Accumulated other comprehensive income....................       184,115,000
  (Deficit).................................................    (1,053,157,000)
                                                                --------------
                                                                   (24,259,000)
                                                                --------------
Total liabilities and shareholders' (deficiency)............    $4,622,238,000
                                                                ==============

                            See accompanying notes.

                       NTL INCORPORATED AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                              NINE MONTHS ENDED SEPTEMBER 30,
                                                              --------------------------------
                                                                   1998              1997
                                                              --------------    --------------
REVENUES
Local telecommunications and television.....................  $ 214,545,000     $ 114,593,000
National and international telecommunications...............    166,845,000       130,217,000
Broadcast transmission and other............................    100,825,000        96,818,000
Other telecommunications....................................      2,375,000         6,745,000
                                                              -------------     -------------
                                                                484,590,000       348,373,000
COSTS AND EXPENSES
Operating expenses..........................................    243,476,000       217,087,000
Selling, general and administrative expenses................    192,070,000       122,934,000
Franchise fees..............................................     18,729,000        17,608,000
Corporate expenses..........................................     11,797,000        13,394,000
Nonrecurring charges........................................             --        20,537,000
Depreciation and amortization...............................    156,785,000       108,254,000
                                                              -------------     -------------
                                                                622,857,000       499,814,000
                                                              -------------     -------------
Operating (loss)............................................   (138,267,000)     (151,441,000)
OTHER INCOME (EXPENSE)
Interest and other income...................................     39,796,000        24,347,000
Interest expense............................................   (226,422,000)     (152,095,000)
Foreign currency transaction (losses) gains.................     (6,973,000)          912,000
                                                              -------------     -------------
(Loss) before income taxes and extraordinary item...........   (331,866,000)     (278,277,000)
Income tax benefit..........................................             --        21,485,000
                                                              -------------     -------------
(Loss) before extraordinary item............................   (331,866,000)     (256,792,000)
(Loss) from early extinguishment of debt....................     (4,239,000)               --
                                                              -------------     -------------
Net (loss)..................................................  $(336,105,000)    $(256,792,000)
                                                              =============     =============
Basic and diluted net (loss) per common share:
  (Loss) before extraordinary item..........................  $       (9.17)    $       (8.26)
  Extraordinary item........................................           (.12)               --
                                                              -------------     -------------
  Net (loss)................................................  $       (9.29)    $       (8.26)
                                                              =============     =============

                            See accompanying notes.

                       NTL INCORPORATED AND SUBSIDIARIES

         CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDERS' (DEFICIENCY)
                                  (UNAUDITED)

                                                          SERIES                     SERIES                  COMMON STOCK --
                                                      PREFERRED STOCK           PREFERRED STOCK              $0.01 PAR VALUE
                                                    -------------------     ------------------------     ------------------------
                                                    SHARES       PAR          SHARES          PAR          SHARES          PAR
                                                    ------     --------     -----------     --------     -----------     --------
Balance, December 31, 1997........................    780      $     --                                   32,210,000     $322,000
Exercise of stock options.........................                                                           221,000        2,000
Exercise of warrants..............................                                                            53,000
Accreted dividends on
  preferred stock.................................
Accretion of discount on
  preferred stock.................................
Conversion of 7 1/4% Convertible
  Subordinated Notes..............................                                                         6,958,000       70,000
Conversion of Series Preferred
  Stock...........................................   (780)                                                 1,950,000       20,000
Preferred Stock issued for
  acquisition.....................................                              125,000     $  1,000
Comprehensive income..............................
Net loss for the nine months
  ended September 30, 1998........................
Currency translation adjustment...................
        Total.....................................
                                                     ----      --------     -----------     --------     -----------     --------
Balance, September 30, 1998.......................     --      $     --         125,000     $  1,000      41,392,000     $414,000
                                                     ====      ========     ===========     ========     ===========     ========

                                                                                    ACCUMULATED
                                               ADDITIONAL                              OTHER
                                                 PAID-IN        COMPREHENSIVE      COMPREHENSIVE
                                                 CAPITAL           INCOME             INCOME                   (DEFICIT)
                                               ----------       -------------      -------------               ---------
Balance, December 31, 1997...................  $538,054,000                         $117,008,000      $              (717,052,000)
Exercise of stock options....................    4,526,000
Exercise of warrants.........................      410,000
Accreted dividends on
  preferred stock............................  (11,587,000)
Accretion of discount on
  preferred stock............................     (233,000)
Conversion of 7 1/4% Convertible
  Subordinated Notes.........................  186,942,000
Conversion of Series Preferred
  Stock......................................      (20,000)
Preferred Stock issued for
  acquisition................................  126,276,000
Comprehensive income.........................
Net loss for the nine months ended September
  30, 1998...................................                   $(336,105,000)                                       (336,105,000)
Currency translation adjustment..............                     67,107,000         67,107,000
                                                                ------------
        Total................................                   $(268,998,000)
                                               -----------      ============        -----------       ---------------------------
Balance, September 30, 1998..................  $844,368,000                         $184,115,000      $            (1,053,157,000)
                                               ===========                          ===========       ===========================

                            See accompanying notes.

                       NTL INCORPORATED AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                     NINE MONTHS ENDED
                                                                       SEPTEMBER 30,
                                                              -------------------------------
                                                                   1998             1997
                                                              --------------    -------------
Net cash (used in) operating activities.....................  $  (27,656,000)   $ (62,899,000)
INVESTING ACTIVITIES
Acquisition of subsidiary, net of cash acquired.............    (829,698,000)              --
Purchase of fixed assets....................................    (464,944,000)    (354,919,000)
Payment of deferred purchase price..........................              --      (57,064,000)
Increase in other assets....................................     (10,397,000)      (2,073,000)
Proceeds from sale of assets................................       1,312,000               --
Purchase of marketable securities...........................    (297,918,000)    (459,504,000)
Proceeds from sales of marketable securities................     168,650,000      423,410,000
                                                              --------------    -------------
Net cash (used in) investing activities.....................  (1,432,995,000)    (450,150,000)
FINANCING ACTIVITIES
Proceeds from borrowings and sale of preferred stock, net of
  financing costs...........................................   2,093,602,000      490,556,000
Principal payments..........................................     (66,040,000)     (13,043,000)
Cash placed in escrow.......................................    (221,427,000)              --
Proceeds from exercise of stock options and warrants........       4,938,000        1,264,000
                                                              --------------    -------------
Net cash provided by financing activities...................   1,811,073,000      478,777,000
Effect of exchange rate changes on cash.....................      10,119,000      (21,212,000)
                                                              --------------    -------------
Increase in cash and cash equivalents.......................     360,541,000      (55,484,000)
Cash and cash equivalents at beginning of period............      98,902,000      445,884,000
                                                              --------------    -------------
Cash and cash equivalents at end of period..................  $  459,443,000    $ 390,400,000
                                                              ==============    =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest exclusive of
  amounts capitalized.......................................  $   79,112,000    $  47,808,000
Income taxes paid...........................................         335,000           31,000
SUPPLEMENTAL SCHEDULE OF NONCASH FINANCING ACTIVITIES
Accretion of dividends and discount on senior redeemable
  exchangeable preferred stock..............................  $   11,820,000    $   8,660,000
Conversion of Convertible Notes, net of unamortized deferred
  financing costs of $4,738,000.............................     187,012,000               --
Preferred stock issued for acquisition......................     126,277,000               --

                            See accompanying notes.

                       NTL INCORPORATED AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE A -- BASIS OF PRESENTATION

     The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and nine months ended September 30, 1998 are not necessarily indicative of the results that may be expected for the year ending December 31, 1998. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

     In March 1998, the Company issued debt denominated in British pounds sterling. Interest expense has been translated using the average exchange rate for the period and the debt balance has been translated using the current exchange rate at the balance sheet date. Foreign currency gains and losses arising from exchange rate fluctuations are included in the results of operations.

     The Company has adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." Comprehensive loss for the three months ended September 30, 1998 and 1997 was $(81,135,000) and $(131,354,000), respectively. Comprehensive loss for the nine months ended September 30, 1998 and 1997 was $(268,998,000) and $(341,547,000), respectively.

     In June 1997, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS No. 131 is effective for financial statements for periods beginning after December 15, 1997. The Company is assessing whether changes in reporting will be required in adopting this new standard. The Company will adopt SFAS No. 131 for fiscal year ending December 31, 1998.

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is required to be adopted in years beginning after June 15, 1999. Management does not anticipate that the adoption of SFAS No. 133 will have a significant effect on earnings or the financial position of the Company.

     Certain prior year amounts have been reclassified to conform to the 1998 presentation.

NOTE B -- COMTEL ACQUISITION

     Pursuant to an acquisition agreement (the "ComTel Agreement") with Vision Networks III B.V., a wholly-owned subsidiary of Royal PTT Nederland NV (KPN), the Company acquired the operations of ComTel Limited and Telecential Communications (collectively, "ComTel") for a total of 550 million pounds sterling completed in two stages. In the first stage, in June 1998, the Company acquired certain of the ComTel properties for 275 million pounds sterling in cash. In the second stage, in September 1998, the Company acquired the remaining ComTel properties for 200 million pounds sterling in cash and 75 million pounds sterling in preferred stock. The Company financed the cash portion of the transaction through a bank loan, completed through an amendment to the Company's existing bank facility with The Chase Manhattan Bank.

     The ComTel acquisition has been accounted for as a purchase, and, accordingly, the net assets and results of operations of the acquired businesses have been included in the consolidated financial statements from the dates of acquisition. The purchase price of 550 million pounds sterling plus the return of cash acquired of 31

                       NTL INCORPORATED AND SUBSIDIARIES

NOTE B -- COMTEL ACQUISITION (CONTINUED)

million pounds sterling and costs incurred of 3 million pounds sterling (an aggregate of 584 million pounds sterling ($993 million)) exceeded the estimated fair value of the net tangible assets acquired by 64 million pounds sterling ($109 million), which is classified as license acquisition costs. The assets acquired and liabilities assumed have been recorded at their estimated fair values, which are subject to further adjustment based upon appraisals and other analyses.

     The pro forma unaudited consolidated results of operations for the nine months ended September 30, 1998 and 1997 assuming consummation of the ComTel acquisition as of January 1, 1997 are as follows:

                                                      NINE MONTHS ENDED
                                                        SEPTEMBER 30,
                                                ------------------------------
                                                    1998             1997
                                                -------------    -------------
Total revenue.................................  $ 581,454,000    $ 433,924,000
(Loss) before extraordinary item..............   (379,296,000)    (316,572,000)
Net (loss)....................................   (383,535,000)    (316,572,000)
Basic and diluted net (loss) per common share:
  (Loss) before extraordinary item............         (10.44)          (10.13)
  Net (loss)..................................         (10.55)          (10.13)

NOTE C -- AMALGAMATION WITH COMCAST UK CABLE PARTNERS LIMITED

     Effective October 29, 1998, the Company, NTL (Bermuda) Limited, a wholly owned subsidiary of the Company, and Comcast UK Cable Partners Limited ("Partners") consummated a transaction pursuant to the Agreement of Plan of Amalgamation, dated February 4, 1998, as amended, whereby NTL (Bermuda) Limited (the "Amalgamated Company") acquired all of the outstanding common stock of Partners. Shareholders of Partners received 0.3745 shares of common stock of the Company in consideration for each of their shares of common stock of Partners (an aggregate of approximately 18,700,000 shares of the Company's common stock). The Amalgamated Company has executed a First Supplemental Indenture relating to Partners' 11.20% Senior Discount Debentures due 2007, which provides for the assumption by the Amalgamated Company of the Debentures. As of September 30, 1998, Partners had 241 million pounds sterling ($409 million) of Debentures outstanding.

     Pursuant to existing arrangements between Partners and Telewest Communications plc ("Telewest"), a co-owner of interests in Cable London PLC ("Cable London") and Birmingham Cable Corporation Limited ("Birmingham Cable"), Telewest had certain rights to acquire either or both of Partners' interests in these systems as a result of the Amalgamation. On August 14, 1998, Partners and the Company entered into an agreement with Telewest, pursuant to which, Partners sold its 27.5% ownership interest in Birmingham Cable to Telewest for 125 million pounds sterling, plus 5 million pounds sterling for certain subordinated debt and fees. In addition, Partners and Telewest agreed within a certain time period to rationalize their joint ownership of Cable London pursuant to an agreed procedure (the "Shoot-out"). Between April 29 and July 29, 1999, the Amalgamated Company can notify Telewest of the price at which it is willing to sell its 50% ownership interest in Cable London to Telewest. Following such notification, Telewest at its option will be required at that price to either purchase the Amalgamated Company's 50% ownership interest in Cable London or sell its 50% ownership interest in Cable London to the Amalgamated Company. If the Amalgamated Company fails to give notice to Telewest by July 29, 1999, it will be deemed to have delivered an offer notice for 100 million pounds sterling. The sale or purchase by the Company as per the Cable London Shoot-out is expected to be completed by November 1999.

                       NTL INCORPORATED AND SUBSIDIARIES

NOTE C -- AMALGAMATION WITH COMCAST UK CABLE PARTNERS LIMITED (CONTINUED)

     The Company required consents from holders of some of its Notes to modify certain indenture provisions in order to proceed with the Amalgamation. In October 1998, the Company paid $11,333,000 in consent payments and issued warrants to purchase 766,000 shares of common stock at an exercise price of $43.39 per share in lieu of additional consent payments of $10,080,000. The warrants expire in 2008.

NOTE D -- PROPOSED DIAMOND ACQUISITION

     In June 1998, the Company entered into an acquisition agreement (the "Diamond Agreement") with Diamond Cable Communications, plc ("Diamond"). Pursuant to the Diamond Agreement, Diamond shareholders will receive 0.25 shares of the Company's common stock for each Diamond ordinary share. Diamond has approximately 60.7 million fully diluted shares outstanding, and the total consideration for the transaction will be approximately 15.2 million shares, subject to adjustment. Based on the closing price of the Company's common stock on the date of the Diamond Agreement, the purchase price implies a total Diamond equity value of approximately $630 million. The closing of the Diamond Agreement is subject to shareholder approval, bond consents and customary closing conditions.

NOTE E -- FIXED ASSETS

     Fixed assets consist of:

                                                                    SEPTEMBER 30,
                                                                        1998
                                                                    -------------
                                                                     (UNAUDITED)
Operating equipment.........................................  $           2,667,113,000
Other equipment.............................................                282,678,000
Construction-in-progress....................................                530,850,000
                                                              -------------------------
                                                                          3,480,641,000
Accumulated depreciation....................................               (345,986,000)
                                                              -------------------------
                                                              $           3,134,655,000
                                                              =========================

NOTE F -- INTANGIBLE ASSETS

     Intangible assets consist of:

                                                              SEPTEMBER 30,
                                                                  1998
                                                              -------------
                                                              (UNAUDITED)
License acquisition costs, net of accumulated amortization
  of $60,048,000 (1998).....................................   $219,112,000
Goodwill, net of accumulated amortization of $27,324,000
  (1998)....................................................   237,192,000
                                                               -----------
                                                               $456,304,000
                                                               ===========

                       NTL INCORPORATED AND SUBSIDIARIES

NOTE G -- LONG-TERM DEBT

     Long-term debt consists of:

                                                                    SEPTEMBER 30,
                                                                        1998
                                                                    -------------
                                                                     (UNAUDITED)
10 7/8% Senior Deferred Coupon Notes........................  $             148,781,000
12 3/4% Series A Senior Deferred Coupon Notes...............                229,652,000
11 1/2% Series B Senior Deferred Coupon Notes...............                809,150,000
10% Series B Senior Notes...................................                400,000,000
9 1/2% Senior Sterling Notes, less unamortized discount of
  $669,000..................................................                211,693,000
10 3/4% Senior Deferred Coupon Sterling Notes...............                316,445,000
9 3/4% Senior Deferred Coupon Notes.........................                845,172,000
7% Convertible Subordinated Notes...........................                275,000,000
Subsidiary bank loan........................................                798,377,000
                                                              -------------------------
                                                                          4,034,270,000
Less current portion........................................                148,781,000
                                                              -------------------------
                                                              $           3,885,489,000
                                                              =========================

     10 7/8% NOTES REDEMPTION: In June 1998, the Company provided to the Trustee of its 10 7/8% Senior Deferred Coupon Notes due 2003 a notice that it would redeem the 10 7/8% Notes on October 15, 1998. Pending such redemption, the Company deposited in trust with the Trustee $218.6 million to pay the redemption price (including principal) on the 10 7/8% Notes. In July 1998, the Company purchased a portion of the 10 7/8% Notes with an accreted value of $62.3 million for cash of $65 million. The Company recorded an extraordinary loss from the early extinguishment of this portion of the 10 7/8% Notes of $4,239,000. In October 1998, the Company redeemed the remainder of the 10 7/8% Notes with an accreted value of $148,781,000 at September 30, 1998 using cash held in escrow of $152.6 million. The Company recorded an extraordinary loss from the early extinguishment of the 10 7/8% Notes of approximately $7.9 million in the fourth quarter of 1998.

     CONVERSION OF 7 1/4% CONVERTIBLE NOTES: In March 1998, the Company called for redemption all of its $191,750,000 principal amount 7 1/4% Convertible Subordinated Notes due 2005 (the "7 1/4% Notes"). The redemption date was April 20, 1998, at a redemption price of 105.08% of the principal amount plus accrued and unpaid interest through the date of redemption. The 7 1/4% Notes were convertible into the Company's Common Stock at a conversion price of $27.56 per share. In April 1998, all of the 7 1/4% Notes were converted into approximately 6,958,000 shares of the Company's Common Stock.

     ISSUANCE OF NEW NOTES: In March 1998, the Company issued 125 million pounds sterling aggregate principal amount of 9 1/2% Senior Notes due 2008 (the "Sterling Senior Notes"), 300 million pounds sterling aggregate principal amount of 10 3/4% Senior Deferred Coupon Notes due 2008 (the "Sterling Deferred Coupon Notes") and $1.3 billion aggregate principal amount of 9 3/4% Senior Deferred Coupon Notes due 2008 (the "Dollar Deferred Coupon Notes") (together the "New Notes"). The Sterling Senior Notes, Sterling Deferred Coupon Notes and the Dollar Deferred Coupon Notes were issued at 99.67% or 124.6 million pounds sterling, 58.62% or 175.9 million pounds sterling and 61.724% or $802.4 million, respectively. The Company received net proceeds of 121.2 million pounds sterling, 170.6 million pounds sterling and $778.3 million, after discounts and commissions, from the issuance of the Sterling Senior Notes, the Sterling Deferred Coupon Notes and the Dollar Deferred Coupon Notes, respectively. The aggregate of the discounts, commissions and other fees incurred of $39.5 million is included in deferred financing costs.

     The original issue discount of the Sterling Deferred Coupon Notes accretes at a rate of 10 3/4%, compounded semiannually, to an aggregate principal amount of 300 million pounds sterling by April 1, 2003. The original issue discount of the Dollar Deferred Coupon Notes accretes at a rate of 9 3/4%, compounded

                       NTL INCORPORATED AND SUBSIDIARIES

NOTE G -- LONG-TERM DEBT (CONTINUED)

semiannually, to an aggregate principal amount of $1.3 billion by April 1, 2003. Interest on each of the Sterling Deferred Coupon Notes and the Dollar Deferred Coupon Notes will thereafter accrue at 10 3/4% per annum and 9 3/4% per annum, respectively, payable semiannually, beginning on October 1, 2003. The Sterling Senior Notes accrue interest at 9 1/2% per annum, payable on October 1, 1998 and semiannually thereafter.

     The New Notes are effectively subordinated to all existing and future indebtedness and other liabilities and commitments of the Company's subsidiaries, rank pari passu in right of payment with each other and with all senior unsecured indebtedness of the Company and rank senior in right of payment to all subordinated indebtedness of the Company.

     The New Notes may be redeemed at the Company's option, in whole or in part, at any time on or after April 1, 2003, at a redemption price of 104 3/4% to 105 3/8% that declines annually to 100% in 2006, in each case together with accrued and unpaid interest to the date of redemption.

     The indentures governing the New Notes contain restrictions relating to, among other things: (i) incurrence of additional indebtedness and the issuance of preferred stock, (ii) dividend and other payment restrictions and (iii) mergers, consolidations and sales of assets.

     BANK LOAN PAYABLE AND REFINANCING: In connection with the ComTel acquisition, the Company borrowed an aggregate of 475 million pounds sterling ($798 million) under its credit facility from The Chase Manhattan Bank. The effective interest rate on the amounts borrowed at September 30, 1998 was 9.776%. The bank loan was due on January 31, 1999, subject to extension to June 30, 1999.

     In November 1998, the Company issued $625,000,000 aggregate principal amount of 11 1/2% Senior Notes due 2008 (the "11 1/2% Notes") and $450,000,000 aggregate principal amount at maturity of 12 3/8% Senior Deferred Coupon Notes due 2008 (the "12 3/8% Notes"). The 11 1/2% Notes and the 12 3/8% Notes were issued at 100% or $625,000,000 and 55.505% or $249,773,000, respectively. The
Company received net proceeds of $607,031,000 and $241,967,000 after discounts and commissions, from the issuance of the 11 1/2% Notes and the 12 3/8% Notes, respectively. The proceeds from these notes were used to repay the bank loan and the remaining $50,000,000 was added to short term investments. The Company recorded an extraordinary loss from the early extinguishment of debt of approximately $19.5 million in the fourth quarter of 1998 as a result of the repayment.

     The 11 1/2% Notes accrue interest at 11 1/2% per annum, payable semiannually beginning on April 1, 1999. The 11 1/2% Notes may be redeemed, at the Company's option, in whole or in part, at any time on or after October 1, 2003 at a redemption price of 105.75% that declines annually to 100% in 2006, in each case together with accrued and unpaid interest to the date of redemption.

     The original issue discount on the 12 3/8% Notes accretes at a rate of 12 3/8%, compounded semiannually, to an aggregate principal amount of $450,000,000 by October 1, 2003. Interest will thereafter accrue at 12 3/8% per annum, payable semiannually beginning on April 1, 2004. The 12 3/8% Notes may be redeemed, at the Company's option, in whole or in part, at any time on or after October 1, 2003 at a redemption price of 106.188% that declines annually to 100% in 2006, in each case together with accrued and unpaid interest to the date of redemption.

NOTE H -- SERIES PREFERRED STOCK

     In May 1998, the 780 outstanding shares of 5% Non-Voting Convertible Preferred Stock, Series A were converted into 1,950,000 shares of Common Stock.

     On September 21, 1998, the Company issued 125,280 shares of 9.9% Non-voting Mandatorily Redeemable Preferred Stock, Series A (the "PIK Preferred Stock") in connection with the ComTel acquisition. The

                       NTL INCORPORATED AND SUBSIDIARIES

NOTE H -- SERIES PREFERRED STOCK (CONTINUED)

PIK Preferred Stock was valued at 75,000,000 pounds sterling ($126,277,000), the fair market value on the date of issuance. Each share of PIK Preferred Stock has a stated value of $1,000. Cumulative dividends accrue at 9.9% of the stated value per share. Dividends are payable when and if declared by the Board of Directors and may be paid, in the sole discretion of the Board, in cash, in shares of common stock, in shares of Convertible Preferred Stock or through any combination of the foregoing. As of September 30, 1998, accrued and unpaid dividends were $310,000. On December 22, 1999, all outstanding shares of the PIK Preferred Stock shall be redeemed for $1,000 per share together with accrued and unpaid dividends, at the Company's option, in cash, in shares of common stock, in shares of Convertible Preferred Stock or through any combination of the foregoing.

NOTE I -- GRANT OF STOCK OPTIONS

     In March 1998, options to purchase approximately 7,800,000 shares of Common Stock were granted to officers, non-employee directors and employees at an exercise price of $36.50 per share. Officers and senior management employees were granted options to purchase 3,260,000 shares and 2,765,000 shares, respectively. These employees will not be granted any further options in 1998 to 2001 inclusive. These options will vest beginning January 1, 1999 through January 1, 2004. The non-employee directors were granted options to purchase an aggregate of 450,000 shares which vest on the same schedule. Supervisory employees were granted options to purchase an aggregate of approximately 1,000,000 shares which are exercisable as to 20% of the shares subject thereto on the date of grant and an additional 20% each January 1 thereafter, while the optionee remains an employee of the Company. Finally, each employee who is not included in the groups described above and who had at least one year of service as of March 1, 1998 was granted an option to purchase 100 shares which are exercisable on a 20% per year schedule.

     Beginning in March 1998 and in each year thereafter, each employee who is not otherwise granted options and has completed at least one year of employment will be granted an option to purchase 100 shares of the Company's Common Stock each year. The exercise price for these options will be at the fair market value of the Company's Common Stock on the date of issuance, and these options will vest on a 20% per year schedule. It is anticipated that approximately 1,850,000 options will be granted each year in 1999, 2000 and 2001 to supervisory and other employees.

NOTE J -- RESTRUCTURING CHARGES

     In September 1997, the Company announced a reorganization of certain of its operations. Restructuring costs of $15,811,000 were recorded in September 1997 consisting of employee severance and related costs of $6,688,000 for approximately 280 employees to be terminated, lease exit costs of $6,509,000 and penalties of $2,614,000 associated with the cancellation of contractual obligations. As of September 30, 1998, $8,029,000 of the provision has been used, including $4,493,000 for severance and related costs, $1,400,000 for lease exit costs and $2,136,000 for penalties associated with the cancellation of contractual obligations. As of September 30, 1998, 137 employees had been terminated. There was no other adjustment to the liability through September 30, 1998.

                       NTL INCORPORATED AND SUBSIDIARIES

NOTE K -- NET LOSS PER COMMON SHARE

     The following table sets forth the computation of basic and diluted net loss per common share:

                                                                NINE MONTHS ENDED SEPTEMBER 30,
                                                                --------------------------------
                                                                     1998              1997
                                                                --------------    --------------
Numerator:
Loss before extraordinary item..............................    $(331,866,000)    $(256,792,000)
Preferred stock dividend....................................      (11,587,000)       (8,453,000)
                                                                -------------     -------------
                                                                 (343,453,000)     (265,245,000)
Extraordinary item..........................................       (4,239,000)               --
                                                                -------------     -------------
Loss available to common shareholders.......................    $(347,692,000)    $(265,245,000)
                                                                -------------     -------------
Denominator for basic net loss per common share.............       37,436,000        32,101,000
Effect of dilutive securities...............................               --                --
                                                                -------------     -------------
Denominator for diluted net loss per common share...........       37,436,000        32,101,000
                                                                -------------     -------------
Basic and diluted net loss per common share:
  Loss before extraordinary item............................    $       (9.17)    $       (8.26)
  Extraordinary item........................................             (.12)               --
                                                                -------------     -------------
  Net loss..................................................    $       (9.29)    $       (8.26)
                                                                =============     =============

     The shares issuable upon the exercise of stock options and warrants and upon the conversion of convertible securities are excluded from the calculation of net loss per common share as their effect would be antidilutive.

NOTE L -- COMMITMENTS AND CONTINGENT LIABILITIES

     As of September 30, 1998, the Company was committed to pay approximately $176,300,000 for equipment and services.

     The Company has licenses issued by the United Kingdom Department of Trade and Industry ("DTI") and the United Kingdom Independent Television Commission ("ITC") for its cable television ("CATV"), telephone and telecommunications business. The initial terms of the Company's licenses was 15 or 23 years for the DTI licenses and 15 years for the ITC licenses. The Company's licenses expire in 2005 to 2016 for the DTI licenses and 1999 to 2005 for the ITC licenses. The DTI requires a fixed annual renewal fee of 2,500 pounds sterling ($4,200) per license. The ITC requires an annual license fee ranging from 1,300 pounds sterling ($2,200) to 7,900 pounds sterling ($13,400) per license based on the number of homes in the licensed area, which is subject to adjustment annually. The provision of the Company's transmission and distribution services is governed by the Telecommunications Act and the Wireless Telegraphy Act 1949. The Company holds five licenses under the Telecommunications Act. The initial terms of these licenses were 10 or 25 years. These licenses expire in 2002 to 2021. The Company holds a number of Wireless Telegraphy Act licenses which continue in force primarily from year to year unless revoked or unless any of the license fees are not paid. The Company's license fees paid in the nine months ended September 30, 1998 were $1,628,000.

     In addition, the Company was awarded certain newly issued licenses by the ITC in 1995. Pursuant to the terms of the local delivery license ("LDL") for Northern Ireland granted to a wholly-owned subsidiary of the Company, the Company is required to make annual cash payments to the ITC for fifteen years commencing in January 1997 in the amount of approximately 14,400,000 pounds sterling ($24,500,000) (subject to adjustments for inflation). The fee for 1998 is 14,951,661 pounds sterling. Such payments are in addition to the percentages of qualifying revenue already set by the ITC of 0% for the first ten years and 2% for the last

                       NTL INCORPORATED AND SUBSIDIARIES

NOTE L -- COMMITMENTS AND CONTINGENT LIABILITIES -- (CONTINUED)

five years of the fifteen year license. The Company paid approximately $18,600,000 in license fees in the nine months ended September 30, 1998.

     Pursuant to the terms of the LDL for Glamorgan and Gwent, Wales granted to a wholly-owned subsidiary of the Company, the Company is required to make annual cash payments to the ITC for fifteen years, commencing in January 1998, in the amount of 104,188 pounds sterling ($177,000). Such payments are in addition to the percentages of qualifying revenue already set by the ITC of 0% for the first five years, 2% for the second five years and 4% for the last five years of the fifteen year license. The Company paid $129,000 in the nine months ended September 30, 1998.

     The Company is involved in, or has been involved in, certain disputes and litigation arising in the ordinary course of its business, including claims involving contractual disputes and claims for damages to property and personal injury resulting from construction of the Company's networks and the maintenance and servicing of the Company's transmission masts. None of these matters are expected to have a material adverse effect on the Company's financial position, results of operations or cash flows.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
Comcast UK Cable Partners Limited

     We have audited the accompanying consolidated balance sheet of Comcast UK Cable Partners Limited (a company incorporated in Bermuda) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, shareholders' equity and of cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Comcast UK Cable Partners Limited and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 27, 1998

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                         (IN L000'S, EXCEPT SHARE DATA)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                1997        1996
                                                              ---------   ---------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents.................................  L  37,372   L  63,314
  Short-term investments....................................                 61,466
  Accounts receivable, less allowance for doubtful accounts
     of L2,598 and L1,338...................................      4,255       2,922
  Other current assets......................................      5,419       5,359
                                                              ---------   ---------
     Total current assets...................................     47,046     133,061
                                                              ---------   ---------
INVESTMENTS IN AFFILIATES...................................     61,363      69,472
                                                              ---------   ---------
PROPERTY AND EQUIPMENT......................................    315,702     232,112
  Accumulated depreciation..................................    (33,000)    (13,765)
                                                              ---------   ---------
  Property and equipment, net...............................    282,702     218,347
                                                              ---------   ---------
DEFERRED CHARGES............................................     60,770      60,867
  Accumulated amortization..................................    (13,985)     (8,379)
                                                              ---------   ---------
  Deferred charges, net.....................................     46,785      52,488
                                                              ---------   ---------
FOREIGN EXCHANGE PUT OPTIONS AND OTHER, net.................      7,958      11,002
                                                              ---------   ---------
                                                              L 445,854   L 484,370
                                                              =========   =========
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable and accrued expenses.....................  L  23,605   L  23,086
  Current portion of long-term debt.........................      1,683       1,463
  Foreign exchange call options.............................                  4,086
  Due to affiliates.........................................        920         676
                                                              ---------   ---------
     Total current liabilities..............................     26,208      29,311
                                                              ---------   ---------
LONG-TERM DEBT, less current portion........................    234,010     202,626
                                                              ---------   ---------
FOREIGN EXCHANGE CALL OPTIONS...............................      2,688       3,079
                                                              ---------   ---------
LONG-TERM DEBT, due to shareholder..........................     11,272      10,322
                                                              ---------   ---------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Preferred shares, L.01 par value -- authorized, 10,000,000 shares; issued none....................................
  Class A common shares, L.01 par value -- authorized,
     50,000,000 shares; issued, 37,231,997..................        372         372
  Class B common shares, L.01 par value -- authorized,
     50,000,000 shares; issued, 12,872,605..................        129         129
  Additional capital........................................    358,548     358,548
  Accumulated deficit.......................................   (187,373)   (120,017)
                                                              ---------   ---------
     Total shareholders' equity.............................    171,676     239,032
                                                              ---------   ---------
                                                              L 445,854   L 484,370
                                                              =========   =========

                See notes to consolidated financial statements.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                   (AMOUNTS IN L000'S, EXCEPT PER SHARE DATA)

                                                                  YEAR ENDED DECEMBER 31
                                                             --------------------------------
                                                               1997        1996        1995
                                                             --------    --------    --------
REVENUES
  Service income...........................................  L 55,603    L 31,358    L  1,530
  Consulting fee income....................................     1,059       1,070       1,313
                                                             --------    --------    --------
                                                               56,662      32,428       2,843
                                                             --------    --------    --------
COSTS AND EXPENSES
  Operating................................................    19,624      12,211         683
  Selling, general and administrative......................    30,850      25,073       7,815
  Management fees..........................................     3,204       2,997       3,105
  Depreciation and amortization............................    25,588      16,700       3,049
                                                             --------    --------    --------
                                                               79,266      56,981      14,652
                                                             --------    --------    --------
OPERATING LOSS.............................................   (22,604)    (24,553)    (11,809)
OTHER (INCOME) EXPENSE
  Interest expense.........................................    25,243      23,627       3,539
  Investment income........................................    (7,259)    (12,555)    (11,758)
  Equity in net losses of affiliates.......................    21,359      18,432      23,677
  Exchange losses (gains) and other........................     5,409     (13,482)      1,695
                                                             --------    --------    --------
                                                               44,752      16,022      17,153
                                                             --------    --------    --------
NET LOSS...................................................  (L67,356)   (L40,575)   (L28,962)
                                                             ========    ========    ========
NET LOSS PER SHARE.........................................  (L  1.34)   (L   .84)   (L   .70)
                                                             ========    ========    ========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING.......    50,105      48,216      41,245
                                                             ========    ========    ========

                See notes to consolidated financial statements.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (IN L000'S)

                                                                  YEAR ENDED DECEMBER 31
                                                              -------------------------------
                                                                1997       1996       1995
                                                              --------   --------   ---------
OPERATING ACTIVITIES
  Net loss..................................................  (L67,356)  (L40,575)   (L28,962)
  Adjustments to reconcile net loss to net cash provided by
     (used in) operating activities:
     Depreciation and amortization..........................    25,588     16,700       3,049
     Amortization on foreign exchange contracts.............     2,770      2,752         (75)
     Non-cash interest expense..............................    24,684     23,209       3,539
     Non-cash investment income.............................    (2,521)    (2,854)     (5,016)
     Exchange losses (gains)................................     2,852    (18,857)        944
     Equity in net losses of affiliates.....................    21,359     18,432      23,677
     Other..................................................       991       (199)        619
     Increase in accounts receivable, other current assets
       and other............................................    (3,447)    (1,154)     (2,658)
     Increase in accounts payable and accrued expenses......       519      1,045      10,002
     Increase (decrease) in due to affiliates...............       244     (1,548)     (4,628)
                                                              --------   --------   ---------
       Net cash provided by (used in) operating
          activities........................................     5,683     (3,049)        491
                                                              --------   --------   ---------
FINANCING ACTIVITIES
     Proceeds from borrowings...............................                          192,542
     Repayments of debt.....................................    (1,633)    (1,711)
     Debt acquisition costs.................................                           (6,089)
     Purchase of foreign exchange put options...............                          (13,855)
     Proceeds from sales of foreign exchange call options...                2,125       3,415
     Other..................................................                              (53)
                                                              --------   --------   ---------
       Net cash (used in) provided by financing
          activities........................................    (1,633)       414     175,960
                                                              --------   --------   ---------
INVESTING ACTIVITIES
     Acquisition, net of cash acquired......................              (10,373)
     Proceeds from sales (purchases) of short-term
       investments, net.....................................    61,466     (4,226)    (43,141)
     Capital contributions and loans to affiliates..........    (8,713)   (10,667)    (25,829)
     Capital expenditures...................................   (82,125)   (70,624)    (45,308)
     Additions to deferred charges..........................      (620)      (392)        (59)
                                                              --------   --------   ---------
          Net cash used in investing activities.............   (29,992)   (96,282)   (114,337)
                                                              --------   --------   ---------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS............   (25,942)   (98,917)     62,114
CASH AND CASH EQUIVALENTS, beginning of year................    63,314    162,231     100,117
                                                              ========   ========   =========
CASH AND CASH EQUIVALENTS, end of year......................  L 37,372   L 63,314   L 162,231
                                                              ========   ========   =========

                See notes to consolidated financial statements.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                 CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                        A COMMON          B COMMON
                                     ---------------   ---------------   ADDITIONAL   ACCUMULATED
                                     SHARES   AMOUNT   SHARES   AMOUNT    CAPITAL       DEFICIT      TOTAL
                                     ------   ------   ------   ------   ----------   -----------   --------
BALANCE, JANUARY 1, 1995...........  28,372    L284    12,873    L129     L287,450     (L 50,480)   L237,383
     Net loss......................                                                      (28,962)    (28,962)
     Other.........................                                            (53)                      (53)
                                     ------    ----    ------    ----     --------     ---------    --------
BALANCE, DECEMBER 31, 1995.........  28,372     284    12,873     129      287,397       (79,442)    208,368
     Net loss......................                                                      (40,575)    (40,575)
     Shares issued in connection
       with SingTel Transaction....   8,860      88                         71,151                    71,239
                                     ------    ----    ------    ----     --------     ---------    --------
BALANCE, DECEMBER 31, 1996.........  37,232     372    12,873     129      358,548      (120,017)    239,032
     Net loss......................                                                      (67,356)    (67,356)
                                     ------    ----    ------    ----     --------     ---------    --------
BALANCE, DECEMBER 31, 1997.........  37,232    L372    12,873    L129     L358,548     (L187,373)   L171,676
                                     ======    ====    ======    ====     ========     =========    ========

                See notes to consolidated financial statements.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  BUSINESS

     Comcast UK Cable Partners Limited and subsidiaries (the "Company"), a Bermuda company incorporated in 1992, was formed to develop, construct, manage and operate the interests of Comcast Corporation ("Comcast") in the United Kingdom ("UK") cable and telecommunications industry. The Company is a controlled subsidiary of Comcast U.K. Holdings, Inc. ("Holdings"), a Delaware corporation indirectly wholly owned by Comcast. As of December 31, 1997, the Company has interests in four operations (the "Partners Operating Companies"):
Birmingham Cable Corporation Limited ("Birmingham Cable"), in which the Company owns a 27.5% interest, Cable London PLC ("Cable London"), in which the Company owns a 50.0% interest, Cambridge Holding Company Limited ("Cambridge Cable"), in which the Company owns a 100% interest and two companies holding the franchises for Darlington and Teesside, England ("Teesside"), in which the Company owns a 100% interest. The Company also owns a 100% interest in Comcast UK Holdings Limited ("UK Holdings"), a company incorporated in Bermuda in December 1997.

     On February 4, 1998, the Company entered into a definitive agreement to amalgamate (the "NTL Transaction") with a wholly owned Bermuda subsidiary of NTL Incorporated ("NTL"). NTL is an alternative telecommunications company in the UK and is listed on Nasdaq. The NTL Transaction is expected to close in 1998, subject to, among other things, the receipt of required Bermuda and UK regulatory approvals, the approval of the Company's and NTL's shareholders, the consent of the Company's and NTL's bondholders, the consent of certain NTL bank lenders and other customary closing matters. Comcast, through Holdings, is the sole holder of the multiple-voting Class B Common Shares of the Company and has agreed to vote for the transaction, assuring its approval by the Company's shareholders. Upon consummation of the NTL Transaction, the Company would become a wholly owned subsidiary of NTL.

     Except in the circumstances described below, the Company's shareholders will receive 0.3745 shares of NTL common stock for each of the Company's Class A Common Shares or Class B Common Shares. If the average closing price of the NTL common stock for a specified period of time prior to the Company's shareholders meeting to approve the NTL Transaction (the "Average Price") is less than $26.70, the Company will have the option to terminate the NTL Transaction, subject to the right of NTL to adjust the exchange ratio such that one share of the Company's Class A Common Shares or Class B Common Shares will be exchanged for a number of shares of NTL common stock equal to $10.00 (based on the Average Price).

     Pursuant to existing arrangements between the Company and Telewest Communications plc ("Telewest"), a co-owner of interests in Cable London and Birmingham Cable, Telewest has certain rights (the "Telewest Rights") to acquire either or both of the Company's interests in these systems as a result of the NTL Transaction. However, as described in the following paragraphs, the consummation of the NTL Transaction is not dependent on the resolution of the Telewest Rights.

     If the Telewest Rights have been exercised prior to the closing of the NTL Transaction, the Company's shareholders may receive (at the option of NTL), in lieu of a portion of the consideration allocable to the interest subject to the exercised Telewest Rights, the per share proceeds from the sale of the interest to Telewest (net of taxes on gain on sale), payable in cash or shares of NTL common stock valued at the greater of $30.00 per share or the Average Price at closing (the "Exercise Consideration").

     Similarly, if at closing either of the Telewest Rights have not been exercised and have not been waived or otherwise expired, the Company's shareholders may receive (at the option of NTL), shares of a new class of NTL preferred stock equal to a portion of the consideration allocable to the interest subject to the unexercised Telewest Rights. Any shares of NTL preferred stock would have the same voting and dividend rights as shares of NTL common stock, would be subject to redemption as described below, and would be expected to be listed for trading on Nasdaq. If following closing the Telewest Rights are exercised, the NTL preferred stock will be

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

redeemed for the Exercise Consideration (based on the Average Price at the time of exercise). If the Telewest Rights are resolved without being exercised, the NTL preferred stock will be redeemed for NTL common stock on a one-for-one basis.

     Of the consideration to be received by the Company's shareholders in the NTL Transaction, the parties have allocated 31% to the Company's interest in Cable London and 17% to the Company's interest in Birmingham Cable. However, if either or both of the Telewest Rights are exercised, the actual consideration to be received by the Company's shareholders may be materially different from the portion of the consideration (the "allocable portion") which has been allocated by the parties to the Company's respective interests in Cable London and Birmingham Cable, depending on, among other things, the value of these interests, as finally determined, whether NTL exercises its option to deliver the Exercise Consideration in lieu of the allocable portion and, the amount of any taxes payable by the Company on the sale of these interests.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Accounting

     Subsidiaries of the Company maintain their books and records in accordance with accounting principles generally accepted in the UK. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles as practiced in the United States ("US") and are stated in UK pounds sterling ("UK Pound"). There were no significant differences between accounting principles followed for UK purposes and generally accepted accounting principles practiced in the US. The UK Pound exchange rate as of December 31, 1997 and 1996 was US $1.65 and US $1.71, respectively.

  Basis of Consolidation

     The consolidated financial statements include the accounts of the Company and all wholly owned subsidiaries. All significant intercompany accounts and transactions among the consolidated entities have been eliminated.

  Management's Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Fair Values

     The estimated fair value amounts presented in these notes to consolidated financial statements have been determined by the Company using available market information and appropriate methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. The estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. Such fair value estimates are based on pertinent information available to management as of December 31, 1997 and 1996, and have not been comprehensively revalued for purposes of these consolidated financial statements since such dates. The carrying value of the amounts due to affiliates and long-term debt due to shareholder approximates fair value as of December 31, 1997 and 1996.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

  Cash Equivalents and Short-term Investments

     Cash equivalents consist principally of commercial paper, time deposits and money market funds with maturities of three months or less when purchased. Short-term investments as of December 31, 1996 consist principally of commercial paper and corporate floating rate notes with maturities greater than three months when purchased. The carrying amounts of the Company's cash equivalents and short-term investments, classified as available for sale securities, approximate their fair values.

  Investments in Affiliates

     Investments in entities in which the Company has the ability to exercise significant influence over the operating and financial policies of the investee are accounted for under the equity method. Equity method investments are recorded at original cost and adjusted periodically to recognize the Company's proportionate share of the investees' net income or losses after the date of investment, additional contributions made and dividends received. The differences between the Company's recorded investments and its proportionate interests in the book value of the investees' net assets are being amortized to equity in net losses of affiliates over the remaining original lives of the related franchises of eight years.

  Prematurity Period

     The Company accounts for costs, expenses and revenues applicable to the construction and operation of its cable telecommunications systems in Teesside and Cambridge Cable under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 51, "Financial Reporting by Cable Television Companies."

     Under SFAS No. 51, during the period while the systems are partially under construction and partially in service (the "Prematurity Period"), costs of cable telecommunications plant, including materials, direct labor and construction overhead are capitalized. Subscriber-related costs and general and administrative costs are expensed as incurred. Costs incurred in anticipation of servicing a fully operating system that will not vary regardless of the number of subscribers are partially expensed and partially capitalized, based upon the percentage of average actual or estimated subscribers, whichever is greater, to the total number of subscribers expected at the end of the Prematurity Period (the "Fraction").

     During the Prematurity Period, depreciation and amortization of system assets is determined by multiplying the depreciation and amortization of the total capitalized system assets expected at the end of the Prematurity Period by the Fraction. At the end of the Prematurity Period, depreciation and amortization of system assets is based on the remaining undepreciated cost at that date.

     As of December 31, 1997, two of the Company's five franchise areas which are under construction have completed their Prematurity Period. The remaining Prematurity Periods are expected to terminate at various dates in 1998 and 1999.

  Property and Equipment

     Property and equipment, which consists principally of system assets, is shown at historical cost less accumulated depreciation. Improvements that extend asset lives are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation applicable to assets sold or retired are removed from the accounts and the gain or loss on disposition is recognized as a component of depreciation expense.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

  System assets

     Prior to the Prematurity Period, no depreciation is provided on system assets. During the Prematurity Period, depreciation is provided in accordance with SFAS No. 51.

     Depreciation of system assets is provided by the straight-line method over estimated useful lives as follows:

Plant.......................................................  15-40 years
Network.....................................................     15 years
Subscriber equipment........................................   6-10 years
Switch......................................................     10 years
Computers...................................................      4 years

  Non-system assets

     Depreciation of non-system assets is provided by the straight-line method over estimated useful lives as follows:

Buildings...................................................  40 years
Fixtures, fittings and equipment............................   5 years
Vehicles....................................................   4 years
Computers...................................................   4 years

  Leased Assets

     Assets held under capital leases are treated as if they had been purchased outright and the corresponding liability is included in long-term debt. Capital lease payments include principal and interest, with the interest portion being expensed. Payments on operating leases are expensed on a straight-line basis over the lease term.

  Deferred Charges

     Deferred charges consist primarily of franchise acquisition costs attributable to obtaining, developing and maintaining the franchise licenses of Teesside and Cambridge Cable, debt acquisition costs relating to the sale of approximately $517.3 million principal amount at maturity of the Company's 11.20% Senior Discount Debentures Due 2007 (the "2007 Discount
Debentures" -- see Note 7) and goodwill arising from the SingTel Transaction (see Note 4). Franchise acquisition costs are being amortized on a straight-line basis over the remaining original lives of the related franchises of 12 to 15 years. Debt acquisition costs are being amortized on a straight-line basis over the term of the 2007 Discount Debentures of 12 years. Goodwill is being amortized on a straight-line basis over the remaining original lives of the related franchises of 11 years.

  Valuation of Long-Lived Assets

     The Company periodically evaluates the recoverability of its long-lived assets, including property and equipment and deferred charges, using objective methodologies. Such methodologies include evaluations based on the cash flows generated by the underlying assets or other determinants of fair value.

  Revenue Recognition

     Service income is recognized as service is provided. Credit risk is managed by disconnecting services to subscribers who are delinquent.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

  Stock-Based Compensation

     Effective January 1, 1996, the Company adopted the provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," which encourages, but does not require, companies to record compensation cost for stock-based compensation plans at fair value. The Company has elected to continue to account for stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations, as permitted by SFAS No. 123. Compensation expense for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation expense for stock appreciation rights is recorded annually based on changes in quoted market prices of the Company's stock or other determinants of fair value at the end of the year (see Note 8).

  Income Taxes

     The Company is exempt from US federal, state and local income taxes. At the present time, no income, profit, capital or capital gains taxes are levied in Bermuda and, accordingly, no provision for such taxes has been recorded by the Company. In the event that such taxes are levied, the Company has received an undertaking from the Bermuda Government exempting it from all such taxes until March 2016.

     The Company's wholly owned subsidiaries recognize deferred tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of their assets and liabilities and expected benefits of utilizing net operating loss carryforwards. The impact on deferred taxes of changes in tax rates and laws, if any, applied to the years during which temporary differences are expected to be settled, are reflected in the financial statements in the period of enactment.

  Derivative Financial Instruments

     The Company uses derivative financial instruments, principally foreign exchange option contracts ("FX Options"), to manage its exposure to fluctuations in foreign currency exchange rates. Written FX Options are marked-to-market on a current basis in the Company's consolidated statement of operations (see Note
6).

     Those instruments that have been entered into by the Company to hedge exposure to foreign currency exchange rate risks are periodically examined by the Company to ensure that the instruments are matched with underlying liabilities, reduce the Company's risks relating to foreign currency exchange rates, and, through market value and sensitivity analysis, maintain a high correlation to the underlying value of the hedged item. For those instruments that do not meet the above criteria, variations in their fair value are marked-to-market on a current basis in the Company's consolidated statement of operations.

     The Company does not hold or issue any derivative financial instruments for trading purposes and is not a party to leveraged instruments (see Notes 6 and 7). The credit risks associated with the Company's derivative financial instruments are controlled through the evaluation and monitoring of the creditworthiness of the counterparties. Although the Company may be exposed to losses in the event of nonperformance by the counterparties, the Company does not expect such losses, if any, to be significant.

  Net Loss Per Share

     In February 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 128, "Earnings per Share," which was adopted by the Company effective for the year ended December 31, 1997, as required by the statement. For the years ended December 31, 1997, 1996 and 1995, the Company's potential common shares have an antidilutive effect on the loss per share and, therefore, have not been used in determining the total weighted average number of common shares outstanding. Diluted loss per share for 1997, 1996 and 1995 is antidilutive and, therefore, has not been presented.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

  Reclassifications

     Certain reclassifications have been made to the prior years' consolidated financial statements to conform to those classifications used in 1997.

3.  TEESSIDE ACQUISITION

     In June 1994, the Company acquired all of the outstanding shares of two companies that owned Teesside, which comprise an area containing approximately 254,000 homes. The construction of Teesside's cable telecommunications network commenced in the third quarter of 1994. Teesside added its initial cable and telephony subscribers in June 1995.

4.  SINGTEL TRANSACTION

     In March 1996, the Company completed the acquisition (the "SingTel Transaction") of Singapore Telecom International Pte. Limited's ("Singapore Telecom") 50% interest in Cambridge Cable, pursuant to the terms of a Share Exchange Agreement executed by the parties in December 1995. In exchange for Singapore Telecom's 50% interest in Cambridge Cable and certain loans made to Cambridge Cable, with accrued interest thereon, the Company issued approximately
8.9 million of its Class A Common Shares and paid approximately L11.8 million to Singapore Telecom. The Company accounted for the SingTel Transaction under the purchase method. As a result of the SingTel Transaction, the Company owns 100% of Cambridge Cable and Cambridge Cable was consolidated with the Company effective March 31, 1996.

     The following unaudited pro forma information for the years ended December 31, 1996 and 1995 has been presented as if the SingTel Transaction had occurred on January 1, 1995. This unaudited pro forma information is based on historical results of operations adjusted for acquisition costs and, in the opinion of management, is not necessarily indicative of what results would have been had the Company owned 100% of Cambridge Cable since January 1, 1995 (in thousands, except per share data).

                                                                   YEAR ENDED
                                                                  DECEMBER 31
                                                              --------------------
                                                                1996        1995
                                                              --------    --------
Revenues....................................................  L 38,651    L 22,859
Net loss....................................................   (42,300)    (37,616)
Net loss per share..........................................      (.84)       (.75)

5.  INVESTMENTS IN AFFILIATES

     The Company has historically invested in three affiliates (the "Equity Investees," which term excludes Cambridge Cable as of, and subsequent to March 31, 1996 -- see Note 4): Birmingham Cable, Cable London and Cambridge Cable. The Equity Investees operate integrated cable communications, residential telephony and business telecommunications systems in their respective major metropolitan areas under exclusive cable television licenses and non-exclusive telecommunications licenses. As of December 31, 1997, the Company's ownership interest in the Equity Investees is as follows:

Birmingham Cable............................................  27.5%
Cable London................................................  50.0%

     The Company also has a 16.4% interest in Cable Programme Partners-1 Limited Partnership ("CPP-1") which previously developed and distributed cable programming in the UK. During 1995, CPP-1 sold its only channel and has wound down its operations to a minimal level of activity. The carrying value of the Company's investment in CPP-1 has been reduced to zero and the Company has no future funding commitments to CPP-1.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

     Included in investments in affiliates as of December 31, 1997 and 1996, are loans to Cable London of L28.5 million and L22.5 million and accrued interest of L6.0 million and L3.6 million, respectively. The loans accrue interest at a rate of 2% above the published base lending rate of Barclays Bank PLC (9.25% effective rate as of December 31, 1997) and are subordinate to Cable London's revolving bank credit facility. Of these loans, L21.0 million as of December 31, 1997 and 1996 are convertible into ordinary shares of Cable London at a per share conversion price of L2.00. Also included in investments in affiliates as of December 31, 1997 are loans to Birmingham Cable of L1.9 million and accrued interest of L133,000. The Birmingham Cable loans accrue interest at a fixed rate of 7.80% and are subordinate to Birmingham Cable's credit facility. Loans to Cambridge Cable and related accrued interest have been eliminated in consolidation subsequent to the SingTel Transaction (see Note 4).

     In February 1995, a subsidiary of Birmingham Cable issued 175,000 cumulative L1.00 redeemable five year term preference shares for a paid up value of L175.0 million. Also in February 1995, Birmingham Cable entered into a L175.0 million five year revolving credit facility (the "Birmingham Facility") which provided for conversion into a five year term loan on March 31, 2000. In March 1997, the terms of the Birmingham Facility were amended to extend the maturity of the term loan to December 31, 2005 and to amend the required cash flow levels (as defined) and certain other terms. Interest rates on the Birmingham Facility are at the London Interbank Offered Rate ("LIBOR") plus 5/8% to 2 1/4%.

     In July 1997, the preference shareholder exercised its option to require Birmingham Cable to purchase its shareholding. Birmingham Cable funded the redemption of the preference shares with the proceeds from the Birmingham Facility and restricted cash and settled its five year L175.0 million interest rate exchange agreement with Barclays Bank PLC. The balance of the Birmingham Facility will be used, subject to certain restrictions, for capital expenditures and working capital requirements relating to the build-out of its systems. The preference shares had an effective dividend rate, including Advanced Corporation Tax ("ACT"), of 8.00%.

     The Birmingham Facility contains restrictive covenants which limit Birmingham Cable's ability to enter into arrangements for the acquisition and sale of property and equipment, investments, mergers and the incurrence of additional debt. Certain of these covenants require that certain minimum build requirements, financial ratios and cash flow levels be maintained and contain restrictions on dividend payments. Birmingham Cable's three principal shareholders' (including the Company) right to receive consulting fee payments from Birmingham Cable has been subordinated to the banks under the Birmingham Facility. The payment of consulting fees is restricted until Birmingham Cable meets certain financial ratio tests under the Birmingham Facility. Birmingham Cable has pledged the shares of its material subsidiaries to secure the Birmingham Facility. Upon a change of control, all amounts due under the Birmingham Facility become immediately due and payable. The consummation of the NTL Transaction will not result in a change of control as defined in the Birmingham Facility.

     In May 1997, Cable London entered into a L170.0 million revolving credit facility (the "London Revolver") with various banks, which converts into a five year term loan on June 30, 2001. Interest rates on the London Revolver are at LIBOR plus 1/2% to 2 3/8%. In May 1997, Cable London repaid all amounts outstanding under its existing credit facility with proceeds from borrowings under the London Revolver. The balance of the London Revolver will be used, subject to certain restrictions, for capital expenditures and working capital requirements relating to the build-out of its systems.

     The London Revolver contains restrictive covenants which limit Cable London's ability to enter into arrangements for the acquisition and sale of property and equipment, investments, mergers and the incurrence of additional debt. Certain of these covenants require that certain financial ratios and cash flow levels be maintained and contain certain restrictions on dividend payments. The Company's right to receive consulting fee payments from Cable London has been subordinated to the banks under the London Revolver. The

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

payment of consulting fees is restricted until Cable London meets certain financial ratio tests under the London Revolver. In addition, the Company's shares in Cable London have been pledged to secure the London Revolver. Upon a change of control, all amounts due under the London Revolver become immediately due and payable. The consummation of the NTL Transaction will not result in a change of control as defined in the London Revolver.

     Although the Company is not contractually committed to make any additional capital contributions or advances to any of the Equity Investees, it currently intends to fund its share of the amounts necessary for capital expenditures and to finance operating deficits. Failure to do so could dilute the Company's ownership interests in the Equity Investees.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

     Summarized financial information for affiliates accounted for under the equity method for 1997, 1996 and 1995, is as follows:

                                             BIRMINGHAM    CABLE     CAMBRIDGE
                                               CABLE       LONDON    CABLE(1)    CPP-1(2)   COMBINED
                                             ----------   --------   ---------   --------   ---------
                                                L000        L000       L000        L000       L000
YEAR ENDED DECEMBER 31, 1997
Results of operations
  Service income...........................   L 67,166    L 52,816   L           L          L 119,982
  Operating, selling, general and
     administrative expenses...............    (56,564)    (45,787)                          (102,351)
  Depreciation and amortization............    (26,427)    (19,740)                           (46,167)
  Operating loss...........................    (15,825)    (12,711)                           (28,536)
  Net loss.................................    (30,826)    (25,168)                           (55,994)
  Company's equity in net loss.............     (8,616)    (12,743)                           (21,359)
AT DECEMBER 31, 1997
Financial position
  Current assets...........................     11,424      10,340                             21,764
  Noncurrent assets........................    248,611     185,353                            433,964
  Current liabilities......................     22,293      22,902                             45,195
  Noncurrent liabilities...................    165,413     173,038                            338,451
YEAR ENDED DECEMBER 31, 1996
Results of operations
  Service income...........................     52,472      40,091      6,401                  98,964
  Operating, selling, general and
     administrative expenses...............    (44,476)    (39,135)    (6,366)                (89,977)
  Depreciation and amortization............    (19,690)    (14,862)    (2,168)                (36,720)
  Operating loss...........................    (11,694)    (13,906)    (2,133)                (27,733)
  Net loss.................................    (20,378)    (21,241)    (4,419)                (46,038)
  Company's equity in net loss.............     (5,671)    (10,551)    (2,210)                (18,432)
AT DECEMBER 31, 1996
Financial position
  Current assets...........................     70,531      10,217                             80,748
  Noncurrent assets........................    255,115     159,906                            415,021
  Current liabilities......................     33,628      85,183                            118,811
  Noncurrent liabilities...................    188,863      60,831                            249,694
YEAR ENDED DECEMBER 31, 1995
Results of operations
  Service income...........................     39,004      30,277     20,585      1,088       90,954
  Operating, selling, general and
     administrative expenses...............    (35,894)    (33,238)   (26,273)    (5,673)    (101,078)
  Depreciation and amortization............    (14,455)    (10,847)    (7,150)       (34)     (32,486)
  Operating loss...........................    (11,345)    (13,808)   (12,838)    (4,619)     (42,610)
  Net loss.................................    (14,279)    (17,675)   (20,398)    (5,388)     (57,740)
  Company's equity in net loss.............     (3,922)     (8,657)   (10,200)      (898)     (23,677)

---------------
(1) 1996 results of operations information for Cambridge Cable is for the three months ended March 31, 1996 (see Note 4).

(2) 1995 results of operations information for CPP-1 is for the six months ended June 30, 1995.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

6.  FOREIGN CURRENCY RISK MANAGEMENT

     The Company is exposed to market risk including changes in foreign currency exchange rates. To manage the volatility relating to this exposure, the Company enters into various derivative transactions pursuant to the Company's policies in areas such as counterparty exposure and hedging practices. Positions are monitored using techniques including market value and sensitivity analyses.

     The Company has entered into certain FX Options as a normal part of its foreign currency risk management efforts. During 1995, the Company entered into certain foreign exchange put option contracts ("FX Puts") which may be settled only on November 16, 2000. These FX Puts are used to limit the Company's exposure to the risk that the eventual cash outflows related to net monetary liabilities denominated in currencies other than its functional currency (the UK Pound) (principally the 2007 Discount Debentures -- see Note 7) are adversely affected by changes in exchange rates. As of December 31, 1997 and 1996, the Company had L250.0 million notional amount of FX Puts to purchase US dollars at an exchange rate of $1.35 per L1.00 (the "Ratio"). The FX Puts provide a hedge, to the extent the exchange rate falls below the Ratio, against the Company's net monetary liabilities denominated in US dollars since gains and losses realized on the FX Puts are offset against foreign exchange gains or losses realized on the underlying net liabilities. Premiums paid for the FX Puts of L13.9 million are included in foreign exchange put options and other in the Company's consolidated balance sheet, net of related amortization. These premiums are being amortized over the terms of the related contracts of five years. As of December 31, 1997 and 1996, the FX Puts had carrying values of L8.0 million and L10.7 million, respectively. The estimated fair value of the FX Puts was L3.2 million as of both December 31, 1997 and 1996. The difference between the carrying amount and the estimated fair value of the FX Puts was not significant as of December 31, 1995.

     In 1995, in order to reduce hedging costs, the Company sold foreign exchange call option contracts ("FX Calls") to exchange L250.0 million notional amount and received L3.4 million. These contracts may only be settled on their expiration dates. Of these contracts, L200.0 million notional amount, with an exchange ratio of $1.70 per L1.00, expired unexercised in November 1996 while the remaining contract, with a L50.0 million notional amount and an exchange ratio of $1.62 per L1.00, has a settlement date in November 2000. In the fourth quarter of 1996, in order to continue to reduce hedging costs, the Company sold additional FX Calls for L2.1 million, to exchange L200.0 million notional amount at an average exchange ratio of $1.75 per L1.00. These contracts expired unexercised in the fourth quarter of 1997. The FX Calls are marked-to-market on a current basis in the Company's consolidated statement of operations.

     As of December 31, 1997 and 1996, the estimated fair value of the liabilities related to the FX Calls, as recorded in the Company's consolidated balance sheet, was L2.7 million and L7.2 million, respectively. Changes in fair value between measurement dates relating to the FX Calls resulted in exchange gains of L4.5 million during the year ended December 31, 1997 and exchange losses of L1.3 million during the year ended December 31, 1996 in the Company's consolidated statement of operations. There were not significant exchange gains or losses relating to these contracts for the year ended December 31, 1995.

7.  LONG-TERM DEBT

2007 Discount Debentures

     In November 1995, the Company received net proceeds of approximately $291.1 million (L186.9 million) from the sale of its 2007 Discount Debentures in a public offering ($517.3 million principal at maturity). Interest accretes on the 2007 Discount Debentures at 11.20% per annum compounded semi-annually from November 15, 1995 to November 15, 2000, after which date interest will be paid in cash on each May 15 and November 15 through November 15, 2007. The accreted value of the 2007 Discount Debentures was L229.2 million and L198.1 million as of December 31, 1997 and 1996, respectively.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

     The 2007 Discount Debentures contain restrictive covenants which limit the Company's ability to enter into arrangements for the sale of assets, mergers, the incurrence of additional debt and the payment of dividends. The Company was in compliance with such restrictive covenants as of December 31, 1997. Consummation of the NTL Transaction (see Note 1) is subject to consent of the Company's bondholders.

  UK Holdings Credit Facility

     On December 23, 1997, UK Holdings entered into a loan agreement (the "UK Holdings Agreement") with a consortium of banks to provide financing under a credit facility (the "UK Holdings Credit Facility") up to a maximum of L200.0 million. Under the terms of the UK Holdings Agreement, borrowings under the UK Holdings Credit Facility are guaranteed by Teesside and Cambridge Cable.

     On January 14, 1998, UK Holdings borrowed L75.0 million under Tranche A of the UK Holdings Credit Facility. Of this initial borrowing, L50.4 million was paid to the Company as a dividend and L17.8 million was used to fund capital expenditures and working capital requirements at Cambridge Cable and Teesside. Amounts available under the UK Holdings Credit Facility will be reduced each quarter in varying amounts beginning March 31, 2000 and continuing through December 31, 2000. The UK Holdings Credit Facility bears interest at a rate per annum equal to LIBOR plus 1/2% to 2 1/4%.

     The UK Holdings Credit Facility contains restrictive covenants which limit UK Holdings' ability to enter into arrangements for the acquisition and sale of property and equipment, investments, mergers and the incurrence of additional debt. Certain of these covenants require that certain financial ratios and cash flow levels be maintained and contain certain restrictions on dividend payments. The Company's right to receive consulting fee payments from Cambridge Cable and Teesside has been subordinated to the banks under the UK Holdings Credit Facility. In addition, the Company's shares in UK Holdings have been pledged to secure the UK Holdings Credit Facility.

     The consummation of the NTL Transaction will result in a change in control, as defined in the UK Holdings Credit Facility. Upon a change in control, all amounts outstanding under the UK Holdings Credit Facility will become immediately due and payable.

  Other

     As of December 31, 1997 and 1996, Cambridge Cable has two outstanding bank loans totaling L505,000 and L533,000, respectively, which are included in long-term debt. These bank loans are secured by Cambridge Cable's land and buildings in Cambridge and Bishop Stortford and are payable in quarterly installments through April 2000 and bear interest at a weighted average fixed rate of 9.35%. Also included in long-term debt are capital lease obligations of Cambridge Cable and Teesside (see Note 12).

     Maturities of long-term debt outstanding, including long-term debt, due to shareholder (see Note 9), as of December 31, 1997 for the four years after 1998 are as follows (in L000's):

1999........................................................  L12,658
2000........................................................      665
2001........................................................      528
2002........................................................      498

     The Company's long-term debt, excluding long-term debt due to shareholder, had estimated fair values of L259.6 million and L219.7 million as of December 31, 1997 and 1996, respectively. The estimated fair value of the Company's publicly traded debt is based on quoted market prices for that debt. Interest rates that are currently available to the Company for issuance of debt with similar terms and remaining maturities are used to estimate fair value for debt issues for which quoted market prices are not available.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

8.  STOCK OPTION/SAR PLANS

     The Company implemented a Stock Appreciation Rights ("SARs") plan during 1995 for certain outside directors under which the terms of the SARs granted are determined by the Compensation Committee of the Board of Directors (the "SAR Plan"). Under the SAR Plan, eligible participants are entitled to receive a cash payment from the Company equal to 100% of the excess, if any, of the fair market value of a share of the Company's Class A Common Shares at the time of exercise over the fair market value of such a share at the grant date. Under the SAR Plan, a total of 50,000 SARs may be granted. The SARs have a term of ten years from the date of grant and are immediately exercisable. No SARs were granted in 1997. A total of 6,000 and 15,000 SARs were granted in 1996 and 1995, respectively and 14,000 SARs were outstanding at December 31, 1997, all exercisable. The fair value of the Company's Class A Common Stock at the grant date of the SARs was $12.63 and $16.25 for 1996 and 1995 grants, respectively. Compensation expense recorded during the year ended December 31, 1996 was not significant. No compensation expense was recognized during the years ended December 31, 1997 and December 31, 1995 as the exercise price of the SARs was not less then the fair value of a share of the Company's Class A Common Shares.

     The Company implemented a qualified stock option plan during 1995 for certain employees, officers and directors, under which the option prices and other terms are determined by the Compensation Committee of the Board of Directors (the "Option Plan"). Under the Option Plan, not more than 250,000 of the Company's Class A Common Shares may be issued pursuant to the plan upon exercise of qualified stock options. All options must be granted within ten years from the date of adoption of the Option Plan, with options becoming exercisable over four years from the date of grant. A total of 20,250 options, with an exercise price of $12.63, were granted in 1996 and are outstanding (none exercisable) at December 31, 1997. No options were granted in 1997 or 1995. No compensation expense has been recognized under the Option Plan as the exercise price of the grants was not less than the fair market value of the shares at the grant date. The fair value of the options granted in 1996 was not significant.

9.  RELATED PARTY TRANSACTIONS

     Comcast U.K. Consulting, Inc. ("UK Consulting"), a wholly owned subsidiary of the Company, earns consulting fee income under consulting agreements with the Equity Investees. The consulting fee income is generally based on a percentage of gross revenues or a fixed amount per dwelling unit in the Equity Investees' franchise areas.

     The Company's right to receive consulting fee payments from Birmingham Cable and Cable London has been subordinated to the banks under their credit facilities. Accordingly, a portion of these fees have been classified as long-term receivables and are included in investments in affiliates in the Company's consolidated balance sheet. In addition, the Company's shares in Cable London have been pledged to secure amounts outstanding under the London Revolver.

     Management fee expense is incurred under agreements between the Company on the one hand, and Comcast, the Company's controlling shareholder, and Comcast UK Cable Partners Consulting, Inc. ("Comcast Consulting"), an indirect wholly owned subsidiary of Comcast, on the other, whereby Comcast and Comcast Consulting provide consulting services to the Equity Investees on behalf of the Company and management services to the Company. Such management fees are based on Comcast's and Comcast Consulting's cost of providing such services. As of December 31, 1997 and 1996, due to affiliates consists primarily of this management fee and operating expenses paid by Comcast and its affiliates on behalf of the Company.

     Investment income includes L2.5 million, L2.9 million and L5.0 million of interest income in 1997, 1996 and 1995, respectively, relating to the loans to Birmingham Cable, Cable London and Cambridge Cable described in Note 5.

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

     Long-term debt, due to shareholder consists of 9% Subordinated Notes payable to Holdings (the "Notes") which are due in 1999. During the years ended December 31, 1997, 1996 and 1995, interest expense on the Notes was L950,000, L870,000 and L800,000, respectively.

     In management's opinion, the foregoing transactions were entered into on terms no more or less favorable than those with non-affiliated parties.

10.  INCOME TAXES

     The Company's wholly owned subsidiaries have a deferred tax asset arising from the carryforward of net operating losses and the differences between the book and tax basis of property. However, a valuation allowance has been recorded to fully reserve the deferred tax asset as its realization is uncertain.

     Significant components of deferred income taxes are as follows (in L000's):

                                                                  DECEMBER 31,
                                                              --------------------
                                                                1997        1996
                                                              --------    --------
Net operating loss carryforwards (carried forward
  indefinitely).............................................  L 14,382    L 13,485
Differences between book and tax basis of property..........     7,959       1,024
Other.......................................................       321         170
Less: Valuation allowance...................................   (22,662)    (14,679)
                                                              --------    --------
                                                              L     --    L     --
                                                              ========    ========

11.  STATEMENT OF CASH FLOWS -- SUPPLEMENTAL INFORMATION

     The Company made cash payments for interest of approximately L559,000 and L418,000 during the years ended December 31, 1997 and 1996, respectively. There were no cash interest payments made during the year ended December 31, 1995.

     The Company's wholly owned subsidiaries incurred capital lease obligations of L2.1 million, L1.2 million and L490,000 during the years ended December 31, 1997, 1996 and 1995, respectively.

12.  COMMITMENTS AND CONTINGENCIES

     Certain of the Company's facilities and equipment are held under operating or capital leases which expire through 2008.

     A summary of assets held under capital lease are as follows (in L000's):

                                                                DECEMBER 31,
                                                              -----------------
                                                               1997       1996
                                                              -------    ------
Land, buildings and equipment...............................  L10,735    L8,605
Less: Accumulated depreciation..............................   (3,165)     (834)
                                                              -------    ------
                                                              L 7,570    L7,771
                                                              =======    ======

               COMCAST UK CABLE PARTNERS LIMITED AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONCLUDED)
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

     Future minimum rental payments under lease commitments with an initial or remaining term of more than one year of December 31, 1997 are as follows (in L000's):

                                                              OPERATING     CAPITAL
                                                               LEASES       LEASES
                                                              ---------    ---------
1998........................................................   L 2,191      L 1,580
1999........................................................     1,753          969
2000........................................................       902          283
2001........................................................       706           63
2002........................................................       629           63
Thereafter..................................................     1,731           36
                                                               -------      -------
Total minimum rental commitments............................   L 7,912      L 2,994
                                                                            =======
Less: Amount representing interest..........................    (1,874)
                                                               -------
Present value of minimum rental commitments.................     6,038
Less: Current portion of capital lease obligations..........    (1,660)
                                                               -------
Long-term portion of capital lease obligations..............   L 4,378
                                                               =======

     Operating lease expense for the years ended December 31, 1997, 1996 and 1995 was L1.7 million, L1.5 million and L328,000, respectively.

     The Company is subject to legal proceedings and claims which arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position, results of operations or liquidity of the Company.

13.  QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

                                       FIRST        SECOND       THIRD        FOURTH       TOTAL
                                      QUARTER     QUARTER(1)    QUARTER     QUARTER(2)      YEAR
                                      --------    ----------    --------    ----------    --------
                                                     (L000, EXCEPT PER SHARE DATA)
1997
Revenues............................  L 12,351     L 13,350     L 14,241     L 16,720     L 56,662
Operating loss......................    (6,543)      (6,364)      (5,679)      (4,018)     (22,604)
Equity in net losses of
  affiliates........................    (5,152)      (5,162)      (5,195)      (5,850)     (21,359)
Net loss............................   (20,540)     (13,108)     (20,682)     (13,026)     (67,356)
Net loss per share..................      (.41)        (.26)        (.41)        (.26)       (1.34)
1996
Revenues............................  L  2,334     L  9,452     L 10,090     L 10,552     L 32,428
Operating loss......................    (3,765)      (6,128)      (7,398)      (7,262)     (24,553)
Equity in net losses of
  affiliates........................    (5,698)      (3,942)      (4,166)      (4,626)     (18,432)
Net loss............................   (11,987)     (11,292)     (14,571)      (2,725)     (40,575)
Net loss per share..................      (.28)        (.22)        (.30)        (.04)        (.84)

---------------
(1) The Company began consolidating Cambridge Cable effective March 31, 1996.

(2) The fourth quarter of 1996 net loss includes L12.9 million of foreign currency exchange rate gains resulting from fluctuations in the foreign currency exchange rate.

       NTL (BERMUDA) LIMITED (FORMERLY COMCAST UK CABLE PARTNERS LIMITED)
                                AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEET

                                                                  SEPTEMBER 30,
                                                                       1998
                                                                  -------------
                                                                   (UNAUDITED)
                                                                   (IN L000'S,
                                                                EXCEPT SHARE DATA)
CURRENT ASSETS
  Cash and cash equivalents.................................        L  86,363
  Accounts receivable, less allowance for doubtful accounts
     of L3,204..............................................            4,075
  Other current assets......................................            5,932
                                                                    ---------
          Total current assets..............................           96,370
                                                                    ---------
INVESTMENTS IN AFFILIATES...................................           50,307
                                                                    ---------
PROPERTY AND EQUIPMENT......................................          364,693
  Accumulated depreciation..................................          (51,205)
                                                                    ---------
  Property and equipment, net...............................          313,488
                                                                    ---------
DEFERRED CHARGES............................................           58,785
  Accumulated amortization..................................          (14,587)
                                                                    ---------
  Deferred charges, net.....................................           44,198
                                                                    ---------
FOREIGN EXCHANGE PUT OPTIONS, net...........................            5,886
                                                                    ---------
                                                                    L 510,249
                                                                    =========
            LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable and accrued expenses.....................        L  25,783
  Accrued interest..........................................              271
  Current portion of long-term debt.........................           94,941
  Notes payable to Comcast U.K. Holdings, Inc. .............           12,037
  Other.....................................................              809
                                                                    ---------
          Total current liabilities.........................          133,841
                                                                    ---------
LONG-TERM DEBT, less current portion........................          246,677
                                                                    ---------
FOREIGN EXCHANGE CALL OPTION................................            2,562
                                                                    ---------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
  Preferred shares, L0.1 par value -- authorized 10,000,000
     shares; issued, none...................................               --
  Class A common shares, L.01 par value -- authorized
     50,000,000 shares; issued, 37,231,997..................              372
  Class B common shares, L.01 par value -- authorized
     50,000,000 shares; issued, 12,872,605..................              129
  Additional capital........................................          358,548
  Accumulated deficit.......................................         (231,880)
                                                                    ---------
          Total shareholders' equity........................          127,169
                                                                    ---------
                                                                    L 510,249
                                                                    =========

           See notes to condensed consolidated financial statements.

       NTL (BERMUDA) LIMITED (FORMERLY COMCAST UK CABLE PARTNERS LIMITED)
                                AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            AND ACCUMULATED DEFICIT
                                  (UNAUDITED)

                                                                      NINE MONTHS ENDED
                                                                        SEPTEMBER 30,
                                                              ----------------------------------
                                                                  1998                 1997
                                                              -------------        -------------
                                                              (IN L000'S, EXCEPT PER SHARE DATA)
REVENUES
  Service income............................................    L  55,692            L  39,166
  Consulting fee income.....................................          840                  776
                                                                ---------            ---------
                                                                   56,532               39,942
                                                                ---------            ---------
COSTS AND EXPENSES
  Operating.................................................       18,147               14,484
  Selling, general and administrative.......................       26,089               22,720
  Management fees...........................................        2,174                2,494
  Depreciation and amortization.............................       22,952               18,830
                                                                ---------            ---------
                                                                   69,362               58,528
                                                                ---------            ---------
OPERATING LOSS..............................................      (12,830)             (18,586)
OTHER (INCOME) EXPENSE
  Interest expense..........................................       26,751               18,706
  Investment income.........................................       (6,752)              (5,807)
  Equity in net losses of affiliates........................       15,916               15,509
  Exchange (gains) losses and other.........................       (4,238)               7,336
                                                                ---------            ---------
                                                                   31,677               35,744
                                                                ---------            ---------
NET LOSS....................................................      (44,507)             (54,330)
ACCUMULATED DEFICIT
     Beginning of period....................................     (187,373)            (120,017)
                                                                ---------            ---------
     End of period..........................................    L(231,880)           L(174,347)
                                                                =========            =========
NET LOSS PER SHARE..........................................    L    (.89)           L   (1.08)
                                                                =========            =========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING DURING
  THE PERIOD................................................       50,105               50,105
                                                                =========            =========

           See notes to condensed consolidated financial statements.

       NTL (BERMUDA) LIMITED (FORMERLY COMCAST UK CABLE PARTNERS LIMITED)
                                AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (UNAUDITED)

                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              --------------------
                                                                1998        1997
                                                              --------    --------
                                                                L000        L000
OPERATING ACTIVITIES
  Net loss..................................................  (L44,507)   (L54,330)
  Adjustments to reconcile net loss to net cash provided by
     operating activities:
     Depreciation and amortization..........................    22,952      18,830
     Amortization on foreign exchange contracts.............     2,072       2,072
     Non-cash interest expense..............................    20,168      18,300
     Non-cash investment income.............................    (2,181)     (1,825)
     Exchange (gains) losses................................    (7,211)      7,116
     Equity in net losses of affiliates.....................    15,916      15,509
     (Increase) decrease in account receivable and other
      current assets........................................      (333)        150
     Increase in accounts payable and accrued expenses and
      accrued interest......................................     2,449       3,177
                                                              --------    --------
          Net cash provided by operating activities.........     9,325       8,999
                                                              --------    --------
FINANCING ACTIVITIES
  Repayments of debt........................................    (1,567)     (1,111)
  Proceeds from borrowings..................................    93,000
  Deferred financing costs..................................    (1,634)
  Net transactions with affiliates..........................    (1,020)     (1,517)
                                                              --------    --------
          Net cash provided by (used in) financing
            activities......................................    88,779      (2,628)
                                                              --------    --------
INVESTING ACTIVITIES
  Proceeds from sales of short-term investments, net........                45,805
  Capital contributions and loans to affiliates.............    (1,768)     (8,670)
  Capital expenditures......................................   (47,012)    (59,709)
  Deferred charges..........................................      (333)       (687)
                                                              --------    --------
          Net cash used in investing activities.............   (49,113)    (23,261)
                                                              --------    --------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS............    48,991     (16,890)
CASH AND CASH EQUIVALENTS, beginning of period..............    37,372      63,314
                                                              --------    --------
CASH AND CASH EQUIVALENTS, end of period....................  L 86,363    L 46,424
                                                              ========    ========

           See notes to condensed consolidated financial statements.

       NTL (BERMUDA) LIMITED (FORMERLY COMCAST UK CABLE PARTNERS LIMITED)
                                AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)
1.  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

  Basis of Presentation

     The condensed consolidated balance sheet as of December 31, 1997 has been condensed from the audited consolidated balance sheet as of that date. The condensed consolidated balance sheet as of September 30, 1998, the condensed consolidated statement of operations and accumulated deficit for the nine months ended September 30, 1998 and 1997, and the condensed consolidated statement of cash flows for the nine months ended September 30, 1998 and 1997 have been prepared by NTL (Bermuda) Limited (formerly Comcast UK Cable Partners Limited) (the "Company") and have not been audited by the Company's independent auditors. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of September 30, 1998 and for all periods presented have been made.

     Certain information and note disclosures normally included in the Company's annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 1997 Annual Report on Form 10-K filed with the Securities and Exchange Commission. The results of operations for the periods ended September 30, 1998 are not necessarily indicative of operating results for the full year.

  Reclassifications

     Certain reclassifications have been made to the prior year condensed consolidated financial statements to conform to those classifications used in 1998.

2.  RECENT ACCOUNTING PRONOUNCEMENTS

     In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. The Company has adopted SFAS No. 130, which had no effect on the consolidated financial statements.

     In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS No. 131 is effective for financial statements for periods beginning after December 15, 1997. The Company is assessing whether changes in reporting will be required upon the adoption of this new standard. The Company will adopt SFAS No. 131 for fiscal year ending December 31, 1998.

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement, which establishes accounting and reporting standards for derivatives and hedging activities, is effective for fiscal years beginning after June 15, 1999. Upon the adoption of SFAS No. 133, all derivatives are required to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The Company is currently evaluating the impact the adoption of SFAS No. 133 will have on its financial position and results of operations.

       NTL (BERMUDA) LIMITED (FORMERLY COMCAST UK CABLE PARTNERS LIMITED)
                                AND SUBSIDIARIES
      NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)

3.  AMALGAMATION WITH NTL

     Effective October 29, 1998, NTL Incorporated ("NTL"), NTL (Bermuda) Limited, a wholly owned subsidiary of NTL, and Comcast UK Cable Partners Limited ("Partners") consummated a transaction (the "Amalgamation") pursuant to the Agreement and Plan of Amalgamation, dated February 4, 1998, as amended, among the same (the "Amalgamation Agreement"), whereby NTL (Bermuda) Limited amalgamated with Partners, such that the separate existence of NTL (Bermuda) Limited and Partners continued in the form of the company that resulted from the Amalgamation and which is a wholly owned subsidiary of NTL (the "Amalgamated Company"). Under the terms of the Amalgamation Agreement, shareholders of Partners received 0.3745 shares of common stock of NTL in consideration for each of their shares of common stock of Partners. Accordingly, as a result of the Amalgamation, shareholders of Partners received a total of approximately 18,700,000 shares of NTL common stock, representing approximately 31.2% of the shares of NTL common stock outstanding after giving effect to the consummation of the Amalgamation.

     The Amalgamated Company shall operate under the name "NTL (Bermuda) Limited". Effective as of the Amalgamation, (i) the memorandum of association of NTL (Bermuda) Limited shall be the memorandum of the Amalgamated Company until thereafter changed or amended as provided therein or by applicable law, (ii) the bye-laws of NTL (Bermuda) Limited, as in effect immediately prior to the Amalgamation, shall be the bye-laws of the Amalgamated Company until thereafter changed or amended as provided therein or by applicable law and (iii) the persons serving as directors and officers of NTL (Bermuda) Limited immediately prior to the Amalgamation shall be the directors and officers, respectively, of the Amalgamated Company until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal.

     Immediately following the Amalgamation, the Amalgamated Company and Bank of Montreal Trust Company, as trustee, executed a First Supplemental Indenture (the "First Supplemental Indenture") relating to Partner's 11.20% Senior Discount Debentures due 2007 (the "Debentures"), which provides for the assumption by the Amalgamated Company of the liabilities and the obligations of Partners under the Indenture, dated as of November 15, 1995, governing the Debentures (together with the First Supplemental Indenture, the "Indenture") and the Debentures issued pursuant thereto. The First Supplemental Indenture likewise provides that the Amalgamated Company shall succeed to, and be substituted for, and may exercise every right and power of, Partners under the Indenture and the Debentures.

     Pursuant to existing arrangements between Partners and Telewest Communications plc ("Telewest"), a co-owner of interests in Cable London PLC ("Cable London") and Birmingham Cable Corporation Limited ("Birmingham Cable"), Telewest had certain rights to acquire either or both of Partner's interests in these systems (see Note 4) as a result of the Amalgamation. On August 14, 1998, Partners and NTL entered into an agreement (the "Telewest Agreement") with Telewest relating to Partner's ownership interests in Birmingham Cable, Partner's and Telewest's respective ownership interests in Cable London and certain other related matters. Pursuant to the Telewest Agreement, Partners sold its 27.5% ownership interest in Birmingham Cable to Telewest for L125 million, plus L5 million for certain subordinated debt and fees. Partners and Telewest have also agreed within a certain time period to rationalize their joint ownership of Cable London pursuant to an agreed procedure (the "Shoot-out"). Between April 29 and July 29, 1999, the Amalgamated Company can notify Telewest of the price at which it is willing to sell its 50% ownership interest in Cable London to Telewest. Following such notification, Telewest at its option will be required at that price to either purchase the Amalgamated Company's 50% ownership interest in Cable London or sell its 50% ownership interest in Cable London to the Amalgamated Company. If the Amalgamated Company fails to give notice to Telewest during the Shoot-out period, it will be deemed to have given a notice to Telewest

       NTL (BERMUDA) LIMITED (FORMERLY COMCAST UK CABLE PARTNERS LIMITED)
                                AND SUBSIDIARIES
      NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)

3.  AMALGAMATION WITH NTL (CONTINUED)

offering to sell its Cable London interest for L100 million. The sale or purchase by the Company as per the Cable London Shoot-out is expected to be completed by November 1999.

4.  INVESTMENTS IN AFFILIATES

     The Company has invested in two affiliates: Birmingham Cable and Cable London (together, the "Equity Investees"). The Equity Investees operate integrated cable communications, residential telephony and business telecommunications systems in their respective major metropolitan areas under exclusive cable television licenses and non-exclusive telecommunications licenses. As of September 30, 1998, the Company's ownership interest in the Equity Investees is as follows:

Birmingham Cable............................................  27.5%
Cable London................................................  50.0%

     Included in investments in affiliates as of September 30, 1998 and December 31, 1997, are loans to Cable London of L28.5 million and accrued interest of L8.0 million and L6.0 million, respectively. The loans accrue interest at a rate of 2% above the published base lending rate of Barclays Bank plc (9.5% effective rate as of September 30, 1998) and are subordinate to Cable London's credit facility. Of these loans, L21.0 million as of September 30, 1998 and December 31, 1997, are convertible into ordinary shares of Cable London at a per share conversion price of L2.00. Also included in investments in affiliates as of September 30, 1998 and December 31, 1997, are loans to Birmingham Cable of L3.7 million and L1.9 million and accrued interest of (UK Pound)320,000 and L133,000, respectively. The Birmingham Cable loans accrue interest at a fixed rate of 7.8% and are subordinate to Birmingham Cable's credit facility.

     As described in Note 3, the Company sold its interest in Birmingham Cable in October 1998 for L125 million, plus L5 million for certain subordinated debt and fees. The Company will record a gain on the sale of Birmingham Cable of approximately L110 million in the fourth quarter of 1998. Also, the Company and Telewest have agreed to the Cable London Shoot-out pursuant to which the Company will either sell its interest in Cable London to Telewest or Telewest will sell its interest in Cable London to the Company. The sale or purchase by the Company as per the Cable London Shoot-out is expected to be completed by November 1999.

     Although the Company is not contractually committed to make any additional capital contributions or advances to Cable London, it currently intends to fund its share of the amounts necessary for capital expenditures and to finance operating deficits. Failure to do so could dilute the Company's ownership interest in Cable London.

       NTL (BERMUDA) LIMITED (FORMERLY COMCAST UK CABLE PARTNERS LIMITED)
                                AND SUBSIDIARIES
      NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)

4.  INVESTMENTS IN AFFILIATES (CONTINUED)

 Summarized financial information for affiliates accounted for under the equity method is as follows:

                                                    BIRMINGHAM     CABLE
                                                      CABLE        LONDON     COMBINED
                                                    ----------    --------    --------
                                                       L000         L000        L000
NINE MONTHS ENDED SEPTEMBER 30, 1998
Results of operations
  Service income..................................   L 57,385     L 48,926    L106,311
  Operating, selling, general and administrative
     expenses.....................................    (43,690)     (38,244)    (81,934)
  Depreciation and amortization...................    (20,717)     (16,611)    (37,328)
  Operating loss..................................     (7,022)      (5,929)    (12,951)
  Net loss........................................    (25,067)     (17,523)    (42,590)
  Company's equity in net loss....................     (7,010)      (8,906)    (15,916)
AT SEPTEMBER 30, 1998
Financial position
  Current assets..................................     14,858        8,774      23,632
  Noncurrent assets...............................    244,384      190,803     435,187
  Current liabilities.............................     26,570       19,899      46,469
  Noncurrent liabilities..........................    185,410      197,448     382,858
NINE MONTHS ENDED SEPTEMBER 30, 1997
Results of operations
  Service income..................................     49,146       38,162      87,308
  Operating, selling, general and administrative
     expenses.....................................    (42,411)     (34,007)    (76,418)
  Depreciation and amortization...................    (18,031)     (13,930)    (31,961)
  Operating loss..................................    (11,296)      (9,775)    (21,071)
  Net loss........................................    (21,715)     (18,625)    (40,340)
  Company's equity in net loss....................     (6,077)      (9,432)    (15,509)

5.  LONG-TERM DEBT

     UK Holdings Credit Facility In December 1997, Comcast UK Holdings Limited ("UK Holdings"), a wholly owned subsidiary of the Company, entered into a loan agreement (the "UK Holdings Agreement") with a consortium of banks to provide financing under a credit facility (the "UK Holdings Credit Facility") up to a maximum of L200.0 million. Under the terms of the UK Holdings Agreement, borrowings under the UK Holdings Credit Facility are guaranteed by Cambridge Holding Company Limited ("Cambridge Cable") and two companies holding the franchises for Darlington and Teesside, England ("Teesside"). Cambridge Cable and Teesside are wholly owned subsidiaries of the Company.

     Final maturity of the UK Holdings Credit Facility is January 31, 2001. The UK Holdings Credit Facility bears interest at a rate per annum equal to the London Interbank Offered Rate ("LIBOR") plus 1/2% to 2 1/4%. As of September 30, 1998 the Company's effective weighted average interest rate on the UK Holdings Credit Facility was 9.33%.

     The consummation of the Amalgamation resulted in a change in control, as defined in the UK Holdings Credit Facility, and all amounts outstanding thereunder became immediately due and payable. The Company repaid the approximately L100 million outstanding on October 29, 1998 using proceeds from the sale of the Birmingham Cable interest. The banks have agreed to suspend the UK Holdings Credit Facility for 90 days

       NTL (BERMUDA) LIMITED (FORMERLY COMCAST UK CABLE PARTNERS LIMITED)
                                AND SUBSIDIARIES
      NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)

5.  LONG-TERM DEBT (CONTINUED)

pending the renegotiation of the facility. The amount outstanding under the UK Holdings Credit Facility of L93 million as of September 30, 1998 is classified as current on the Company's condensed consolidated balance sheet as of that date.

6.  RELATED PARTY TRANSACTIONS

     Comcast U.K. Consulting, Inc., a wholly owned subsidiary of the Company, earned consulting fee income under consulting agreements with the Equity Investees. The consulting fee income was generally based on a percentage of gross revenues or a fixed amount per dwelling unit in the Equity Investees' franchise areas. The consulting agreements were terminated pursuant to the Telewest Agreement.

     The Company's right to receive consulting fee payments from the Equity Investees was subordinated to the banks under their credit facilities. Accordingly, these fees have been classified as long-term receivables and are included in investments in affiliates in the Company's condensed consolidated balance sheet. In addition, the Company's shares in Cable London have been pledged to secure amounts outstanding under Cable London's revolving credit facility.

     Management fee expense was incurred under agreements between the Company on the one hand, and Comcast Corporation ("Comcast"), the Company's former controlling shareholder, and Comcast UK Cable Partners Consulting, Inc. ("Comcast Consulting"), an indirect wholly owned subsidiary of Comcast, on the other, whereby Comcast and Comcast Consulting provided consulting services to the Equity Investees on behalf of the Company and management services to the Company. Such management fees were based on Comcast's and Comcast Consulting's cost of providing such services. As of September 30, 1998 and December 31, 1997, other current liabilities consists primarily of this management fee and operating expenses paid by Comcast and its affiliates on behalf of the Company. For the nine and three months ended September 30, 1998 and 1997, investment income includes L2.2 million, L1.8 million, L754,000 and L676,000 of interest income, respectively, relating to the loans to the Equity Investees.

     For the nine and three months ended September 30, 1998 and 1997, investment income includes L2.2 million, L1.8 million, (UK Pound)754,000 and L676,000 of interest income, respectively, relating to the loans to the Equity Investees.

     Long-term debt due to shareholder consists of 9% Subordinated Notes payable to Comcast U.K. Holdings, Inc. which are due in September 1999. For the nine and three months ended September 30, 1998 and 1997, the Company recorded L765,000, L700,000, L262,000 and L239,000, respectively, of interest expense relating to such notes.

     In management's opinion, the foregoing transactions were entered into on terms no more or less favorable than those with non-affiliated parties.

7.  CONTINGENCIES

     The Company is subject to legal proceedings and claims which arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position, results of operations or liquidity of the Company.

8.  STATEMENT OF CASH FLOWS -- SUPPLEMENTAL INFORMATION

     The Company made cash payments for interest of L6.3 million, L406,000, L2.5 million and L136,000 during the nine and three months ended September 30, 1998 and 1997, respectively.

       NTL (BERMUDA) LIMITED (FORMERLY COMCAST UK CABLE PARTNERS LIMITED)
                                AND SUBSIDIARIES
      NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)

8.  STATEMENT OF CASH FLOWS -- SUPPLEMENTAL INFORMATION (CONTINUED)

     The Company's wholly owned subsidiaries incurred capital lease obligations of L2.2 million, L1.5 million, L486,000 and L852,000 during the nine and three months ended September 30, 1998 and 1997, respectively.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
Birmingham Cable Corporation Limited

     We have audited the accompanying consolidated balance sheet of Birmingham Cable Corporation Limited (a company incorporated in the United Kingdom) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, shareholders' equity and of cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Birmingham Cable Corporation Limited and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE

Birmingham, England
February 27, 1998 (March 16, 1998 as to Note 3)

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                         (IN L000'S, EXCEPT SHARE DATA)

                                                                  DECEMBER 31,
                                                              --------------------
                                                                1997        1996
                                                              --------    --------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents.................................  L  2,254    L  7,689
  Restricted cash...........................................                53,000
  Accounts receivable, less allowance for doubtful accounts
     of L4,834 and L2,360...................................     6,326       4,809
  Interest receivable.......................................                 2,016
  Other current assets......................................     2,844       3,017
                                                              --------    --------
     Total current assets...................................    11,424      70,531
                                                              --------    --------
RESTRICTED CASH.............................................                22,000
                                                              --------    --------
PROPERTY AND EQUIPMENT......................................   310,111     269,665
  Accumulated depreciation..................................   (74,214)    (49,961)
                                                              --------    --------
  Property and equipment, net...............................   235,897     219,704
                                                              --------    --------
DEFERRED CHARGES............................................    18,112      16,890
  Accumulated amortization..................................    (5,398)     (3,479)
                                                              --------    --------
  Deferred charges, net.....................................    12,714      13,411
                                                              --------    --------
                                                              L260,035    L325,646
                                                              ========    ========
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable and accrued expenses.....................  L 18,997    L 24,381
  Accrued interest..........................................     1,611       7,398
  Current portion of capital lease obligations..............     1,685       1,849
                                                              --------    --------
     Total current liabilities..............................    22,293      33,628
                                                              --------    --------
LONG-TERM DEBT..............................................   140,000
                                                              --------    --------
CAPITAL LEASE OBLIGATIONS, less current portion.............    13,539      11,625
                                                              --------    --------
LONG-TERM DEBT, due to shareholders.........................     7,492
                                                              --------    --------
OTHER LIABILITIES...........................................     4,382       2,238
                                                              --------    --------
COMMITMENTS AND CONTINGENCIES
PREFERENCE SHARES...........................................               175,000
                                                              --------    --------
SHAREHOLDERS' EQUITY
  Ordinary shares, L1.00 par value -- authorized, 60,000,000
     shares; issued, 51,073,486.............................    51,073      51,073
  Additional capital........................................   112,399     112,399
  Accumulated deficit.......................................   (91,143)    (60,317)
                                                              --------    --------
     Total shareholders' equity.............................    72,329     103,155
                                                              --------    --------
                                                              L260,035    L325,646
                                                              ========    ========

                See notes to consolidated financial statements.

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                                  (IN L000'S)

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                1997        1996       1995
                                                              --------    --------   --------
SERVICE INCOME..............................................  L 67,166    L 52,472   L 39,004
                                                              --------    --------   --------
COSTS AND EXPENSES
  Operating.................................................    28,942      20,912     16,358
  Selling, general and administrative.......................    27,622      23,564     19,536
  Depreciation and amortization.............................    26,427      19,690     14,455
                                                              --------    --------   --------
                                                                82,991      64,166     50,349
                                                              --------    --------   --------
OPERATING LOSS..............................................   (15,825)    (11,694)   (11,345)
INTEREST EXPENSE............................................    17,500      17,202     13,993
INVESTMENT INCOME...........................................    (2,499)     (8,518)   (11,059)
                                                              --------    --------   --------
NET LOSS....................................................  L(30,826)   L(20,378)  L(14,279)
                                                              ========    ========   ========

                See notes to consolidated financial statements.

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (IN L000'S)

                                                                YEAR ENDED DECEMBER 31,
                                                           ----------------------------------
                                                             1997         1996        1995
                                                           ---------    --------    ---------
OPERATING ACTIVITIES
  Net loss...............................................  L (30,826)   L(20,378)   L (14,279)
  Adjustments to reconcile net loss to net cash (used in)
     provided by operating activities:
     Depreciation and amortization.......................     26,427      19,690       14,455
     Non-cash interest expense...........................        492
     Decrease (increase) in accounts receivable, interest
       receivable and other current assets...............        672       4,939       (7,438)
     (Decrease) increase in accounts payable and accrued
       expenses, accrued interest and other
       liabilities.......................................     (9,027)     10,559        6,469
                                                           ---------    --------    ---------
       Net cash (used in) provided by operating
          activities.....................................    (12,262)     14,810         (793)
                                                           ---------    --------    ---------
FINANCING ACTIVITIES
  Proceeds from borrowings...............................    140,000                  175,000
  Loans from shareholders................................      7,000
  Debt acquisition costs.................................                              (2,977)
  Redemption of preference shares........................   (175,000)
  Repayment of capital leases............................     (2,316)     (1,161)        (220)
                                                           ---------    --------    ---------
     Net cash (used in) provided by financing
       activities........................................    (30,316)     (1,161)     171,803
                                                           ---------    --------    ---------
INVESTING ACTIVITIES
  Restricted cash........................................     75,000      39,000     (114,000)
  Capital expenditures...................................    (36,635)    (56,492)     (47,999)
  Deferred charges.......................................     (1,222)       (991)        (601)
                                                           ---------    --------    ---------
       Net cash provided by (used in) investing
          activities.....................................     37,143     (18,483)    (162,600)
                                                           ---------    --------    ---------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS.........     (5,435)     (4,834)       8,410
CASH AND CASH EQUIVALENTS, beginning of year.............      7,689      12,523        4,113
                                                           ---------    --------    ---------
CASH AND CASH EQUIVALENTS, end of year...................  L   2,254    L  7,689    L  12,523
                                                           =========    ========    =========

                See notes to consolidated financial statements.

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

                 CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                                  (IN L000'S)

                                                 ORDINARY    ADDITIONAL    ACCUMULATED
                                                  SHARES      CAPITAL        DEFICIT       TOTAL
                                                 --------    ----------    -----------    --------
BALANCE, JANUARY 1, 1995.......................  L51,073      L112,399      L(25,660)     L137,812
  Net loss.....................................                              (14,279)      (14,279)
                                                 -------      --------      --------      --------
BALANCE, DECEMBER 31, 1995.....................   51,073       112,399       (39,939)      123,533
  Net loss.....................................                              (20,378)      (20,378)
                                                 -------      --------      --------      --------
BALANCE, DECEMBER 31, 1996.....................   51,073       112,399       (60,317)      103,155
  Net loss.....................................                              (30,826)      (30,826)
                                                 -------      --------      --------      --------
BALANCE, DECEMBER 31, 1997.....................  L51,073      L112,399      L(91,143)     L 72,329
                                                 =======      ========      ========      ========

                See notes to consolidated financial statements.

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  BUSINESS

     Birmingham Cable Corporation Limited, a company incorporated in the United Kingdom ("UK"), and subsidiaries (the "Company") is principally engaged in the development, construction, management and operation of cable telecommunications systems. The Company holds two franchises in Birmingham/Solihull and Wythall, England.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Accounting

     The Company maintains its books and records in accordance with accounting principles generally accepted in the UK. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles as practiced in the United States ("US") and are stated in UK pounds sterling ("UK Pound"). There were no significant differences between accounting principles followed for UK purposes and generally accepted accounting principles practiced in the US. The UK Pound exchange rate as of December 31, 1997 and 1996 was US $1.65 and US $1.71, respectively.

  Basis of Consolidation

     The consolidated financial statements include the accounts of the Company and all wholly owned subsidiaries. All significant intercompany accounts and transactions among the consolidated entities have been eliminated.

  Management's Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Fair Values

     The estimated fair value amounts presented in these notes to consolidated financial statements have been determined by the Company using available market information and appropriate methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. The estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. Such fair value estimates are based on pertinent information available to management as of December 31, 1997 and 1996, and have not been comprehensively revalued for purposes of these consolidated financial statements since such dates.

  Cash, Cash Equivalents and Restricted Cash

     Cash, cash equivalents and restricted cash as of December 31, 1996 included cash held on deposit as part of a L175.0 million financing arrangement entered into by the Company in 1995. In July 1997 this arrangement was restructured and the restricted cash was used, together with proceeds from the Birmingham Facility, to redeem the preference shares (see Note 3).

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

  Prematurity Period

     The Company accounts for costs, expenses and revenues applicable to the construction and operation of its cable telecommunications systems under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 51, "Financial Reporting by Cable Television Companies."

     Under SFAS No. 51, during the period while the systems are partially under construction and partially in service (the "Prematurity Period"), costs of cable telecommunications plant, including materials, direct labor and construction overhead are capitalized. Subscriber-related costs and general and administrative costs are expensed as incurred. Costs incurred in anticipation of servicing a fully operating system that will not vary regardless of the number of subscribers are partially expensed and partially capitalized, based upon the percentage of average actual or estimated subscribers, whichever is greater, to the total number of subscribers expected at the end of the Prematurity Period (the "Fraction").

     During the Prematurity Period, depreciation and amortization of system assets is determined by multiplying the depreciation and amortization of the total capitalized system assets expected at the end of the Prematurity Period by the Fraction. At the end of the Prematurity Period, depreciation and amortization of system assets is based on the remaining undepreciated cost at that date.

     As of December 31, 1997, all of the Company's seven discrete build areas have completed their Prematurity Period.

  Property and Equipment

     Property and equipment, which consists principally of system assets, is shown at historical cost less accumulated depreciation. Improvements that extend asset lives are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation applicable to assets sold or retired are removed from the accounts and the gain or loss on disposition is recognized as a component of depreciation expense.

  System assets

     Prior to the Prematurity Period, no depreciation is provided on system assets. During the Prematurity Period, depreciation is provided in accordance with SFAS No. 51.

     Depreciation of system assets is provided by the straight-line method over estimated useful lives as follows:

Plant.......................................................  15-40 years
Network.....................................................     15 years
Subscriber equipment........................................   6-10 years
Switch......................................................     10 years
Computers...................................................      4 years

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

  Non-system assets

     Depreciation of non-system assets is provided by the straight-line method over estimated useful lives as follows:

Buildings...................................................       40 years
Leasehold buildings.........................................  term of lease
Fixtures, fittings and equipment............................        5 years
Computers...................................................        4 years
Vehicles....................................................        4 years

  Leased Assets

     Assets held under capital leases are treated as if they had been purchased outright and the corresponding liability is included in capital lease obligations. Capital lease payments include principal and interest, with the interest portion being expensed. Payments on operating leases are expensed on a straight-line basis over the lease term.

  Deferred Charges

     Deferred charges consist primarily of franchise acquisition and development costs directly attributable to obtaining, developing and maintaining the franchise licenses. Franchise acquisition and development costs have been allocated evenly between each build area and are amortized, by build area, on a straight-line basis, over the lives of the franchises of 15 to 23 years.

  Valuation of Long-Lived Assets

     The Company periodically evaluates the recoverability of its long-lived assets, including property and equipment and deferred charges, using objective methodologies. Such methodologies include evaluations based on the cash flows generated by the underlying assets or other determinants of fair value.

  Revenue Recognition

     Service income is recognized as service is provided. Credit risk is managed by disconnecting services to subscribers who are delinquent.

  Income Taxes

     The Company recognizes deferred tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities and expected benefits of utilizing net operating loss carryforwards. The impact on deferred taxes of changes in tax rates and laws, if any, applied to the years during which temporary differences are expected to be settled, are reflected in the financial statements in the period of enactment.

  Derivative Financial Instruments

     The Company uses interest rate exchange agreements ("Swaps"), to manage its exposure to fluctuations in interest rates. Swaps are matched with either fixed or variable rate debt and periodic cash payments are accrued on a settlement basis as an adjustment to interest expense.

     Those instruments that have been entered into by the Company to hedge exposure to interest rate risks are periodically examined by the Company to ensure that the instruments are matched with underlying

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

liabilities, reduce the Company's risks relating to interest rates and, through market value and sensitivity analysis, maintain a high correlation to the interest expense or underlying value of the hedged item.

     The Company does not hold or issue any derivative financial instruments for trading purposes and is not a party to any leveraged instruments (see Note 3). The credit risks associated with the Company's derivative financial instruments are controlled through the evaluation and monitoring of the creditworthiness of the counterparties. Although the Company may be exposed to losses in the event of nonperformance by the counterparties, the Company does not expect such losses, if any, to be significant.

  Reclassifications

     Certain reclassifications have been made to the prior years' consolidated financial statements to conform to those classifications used in 1997.

3.  LONG-TERM DEBT AND PREFERENCE SHARES

     In February 1995, a subsidiary of the Company issued 175,000 cumulative L1.00 redeemable five year term preference shares for a paid up value of L175.0 million. Also in February 1995, the Company entered into a L175.0 million five year revolving credit facility (the "Birmingham Facility") which provided for conversion into a five year term loan on March 31, 2000. In March 1997, the terms of the Birmingham Facility were amended to extend the maturity of the term loan to December 31, 2005 and to amend the required cash flow levels (as defined) and certain other terms. Interest rates on the Birmingham Facility are at the London Interbank Offered Rate ("LIBOR") plus 5/8% to 2 1/4%.

     In July 1997, the preference shareholder exercised its option to require the Company to purchase its shareholding. The Company funded the redemption of the preference shares with the proceeds from the Birmingham Facility and restricted cash and settled its five year L175.0 million interest rate exchange agreement with Barclays Bank PLC. The balance of the Birmingham Facility will be used, subject to certain restrictions, for capital expenditures and working capital requirements relating to the build-out of its systems. The preference shares had an effective dividend rate, including Advanced Corporation Tax ("ACT"), of 8.00%.

     The Birmingham Facility contains restrictive covenants which limit the Company's ability to enter into arrangements for the acquisition and sale of property and equipment, investments, mergers and the incurrence of additional debt. Certain of these covenants require that certain minimum build requirements, financial ratios and cash flow levels be maintained and contain restrictions on dividend payments. The Company's three principal shareholders' right to receive consulting fee payments from the Company has been subordinated to the banks under the Birmingham Facility. The payment of consulting fees is restricted until the Company meets certain financial ratio tests under the Birmingham Facility. The Company has pledged the shares of its material subsidiaries to secure the Birmingham Facility. Upon a change of control, all amounts due under the Birmingham Facility become immediately due and payable. On February 4, 1998, Comcast UK Cable Partners Limited ("Comcast UK"), one the Company's principal shareholders, entered into a definitive agreement to amalgamate (the "NTL Transaction") with a wholly owned subsidiary of NTL Incorporated. The consummation of the NTL Transaction will not result in a change of control as defined in the Birmingham Facility.

     The Company enters into Swaps as a normal part of its risk management efforts to limit its exposure to adverse fluctuations in interest rates. Using Swaps, the Company agrees to exchange, at specified intervals, the difference between fixed and variable interest amounts calculated by reference to an agreed upon notional amount. In conjunction with the Birmingham Facility, a subsidiary of the Company and Barclays Bank PLC entered into a five year L175.0 million Swap, whereby the subsidiary receives fixed interest at a rate of 8.83%

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

and pays floating rate interest at the six month LIBOR. The L175.0 million Swap was settled in July 1997 along with the redemption of the preference shares (see above). In addition, a subsidiary of the Company entered into a second series of five year Swaps with three banks. Under the agreements, the subsidiary pays fixed rate interest at 9.20% and receives floating rate interest at six month LIBOR, based upon the outstanding notional amount of the Swaps. As of December 31, 1997 and 1996, the notional amount outstanding on the second series of Swaps was L149.0 million and L106.0 million, respectively, and increased to L160.0 million on January 2, 1998. The notional amounts of interest rate agreements are used to measure interest to be paid or received and do not represent the amount of exposure to credit loss. While Swaps represent an integral part of the Company's interest rate risk management program, their incremental effect on interest expense for the years ended December 31, 1997, 1996 and 1995 was not significant. The estimated amount to settle the Company's Swaps was a liability of L7.5 million and a receivable of L168,000 as of December 31, 1997 and 1996, respectively.

     On March 16, 1998, the Company's shareholders loaned L7.0 million to the Company in the form of Junior Subordinated Debt, as defined in the Birmingham Facility. The proceeds from this borrowing were used to settle the Swaps described above. Additionally, on March 16, 1998 a subsidiary of the Company entered into a L160.0 million notional amount two year Swap with three banks. Under the terms of this Swap, the subsidiary pays fixed rate interest at 7.23% and receives floating rate interest at six month LIBOR, based upon the notional amount.

     Maturities of long-term debt outstanding as of December 31, 1997 for the four years after 1998 are as follows (L000's):

1999...............................................  L
2000...............................................    7,000
2001...............................................   14,000
2002...............................................   21,000

     The differences between the carrying amounts and estimated fair value of the Company's long-term debt was not significant as of December 31, 1997 and 1996. Interest rates that are currently available to the Company for debt with similar terms and remaining maturities are used to estimate fair value for debt issues for which quoted market prices are not available.

4.  LONG-TERM DEBT, DUE TO SHAREHOLDERS

     As of December 31, 1997, the Company had outstanding loans from shareholders of L7.0 million and accrued interest thereon of L492,000. The loans from shareholders bear interest at a fixed rate of 7.8% and are payable on demand. Under the terms of the Birmingham Facility, however, principal and interest on the loans from shareholders cannot be paid until the Birmingham Facility is repaid. Thus, the loans from shareholders and accrued interest thereon have been classified as long-term in the Company's consolidated balance sheet. The carrying value of the loans from shareholders approximates fair value as of December 31, 1997 and 1996.

5.  RELATED PARTY TRANSACTIONS

     The Company has consulting agreements with Comcast U.K. Consulting, Inc. ("Comcast Consulting") and Telewest Communications Group Ltd., subsidiaries of two of the Company's principal shareholders, Comcast UK and Telewest Communications plc ("Telewest"), respectively. The Company also has a consulting agreement with General Cable, the Company's other principal shareholder. The Company pays a fee to Telewest each year as a contribution to the operating expenses and capital expenditures of Telewest's Network Service Center, which provides telephony support to the Company. The Company has a telephony

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

interconnect agreement with Telewest, whereby certain telephony traffic is routed via Telewest. These interconnect costs are included in "other" below.

     A summary of related party charges included in the Company's consolidated financial statements is as follows (in L000's):

                                                             YEAR ENDED DECEMBER 31
                                                           --------------------------
                                                            1996      1995      1997
                                                           ------    ------    ------
Consulting fees..........................................  L1,511    L1,326    L1,070
Network Service Center fees..............................     711       814       680
Other....................................................   1,151       109         6
                                                           ------    ------    ------
                                                           L3,373    L2,249    L1,756
                                                           ======    ======    ======

     As of December 31, 1997 and 1996, accounts payable and accrued expenses include L1.4 million and L2.3 million, respectively, payable to the Company's three principal shareholders, principally for consulting fees and normal operating expenses paid by the shareholders and their affiliates on behalf of the Company. As of December 31, 1997 and 1996, other long-term liabilities includes L3.9 million and L1.3 million, respectively, of consulting fees payable to the Company's three principal shareholders as payment is restricted under the Birmingham Facility.

     In management's opinion, the foregoing transactions were entered into on terms no more or less favorable than those with non-affiliated third parties.

6. INCOME TAXES

     The Company has a deferred tax asset arising from the carryforward of net operating losses and the differences between the book and tax basis of property. However, a valuation allowance has been recorded to fully reserve the deferred tax asset as its realization is uncertain.

     Significant components of the Company's deferred income taxes are as follows (in L000's):

                                                                  DECEMBER 31
                                                              --------------------
                                                                1997        1996
                                                              --------    --------
Net operating loss carryforwards (carried forward
  indefinitely).............................................  L  3,253    L  3,218
Differences between book and tax basis of property..........     7,880       6,916
Less: Valuation allowance...................................   (11,133)    (10,134)
                                                              --------    --------
                                                              L           L
                                                              ========    ========

     In connection with the Birmingham Facility and the related preference share arrangement (see Note 3), the Company is obligated to pay ACT on all preference share dividends. Related ACT for 1997, 1996 and 1995 was L1.4 million, L2.8 million and L2.5 million, respectively, and has been classified as a component of interest expense in the Company's consolidated statement of operations. ACT may be carried forward indefinitely to offset potential future tax liabilities of the Company.

7.  STATEMENT OF CASH FLOWS -- SUPPLEMENTAL INFORMATION

     The Company made cash payments for interest and preferred stock dividends of approximately L43.0 million, L31.2 million and L11.3 million during the years ended December 31, 1997, 1996 and 1995, respectively.

             BIRMINGHAM CABLE CORPORATION LIMITED AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONCLUDED
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

     The Company incurred capital lease obligations of L4.1 million, L5.0 million and L4.6 million during the years ended December 31, 1997, 1996 and 1995, respectively.

8.  COMMITMENTS AND CONTINGENCIES

     Certain of the Company's facilities and equipment are held under operating or capital leases which expire through 2007.

     A summary of assets held under capital leases are as follows (in L000's):

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1997       1996
                                                              -------    -------
System, fixtures, fittings, equipment and vehicles..........  L18,991    L14,925
Less: Accumulated depreciation..............................   (5,779)    (3,556)
                                                              -------    -------
                                                              L13,212    L11,369
                                                              =======    =======

     Future minimum rental payments under lease commitments with an initial or remaining term of more than one year as of December 31, 1997 are as follows (in L000's):

                                                              CAPITAL     OPERATING
                                                               LEASES      LEASES
                                                              --------    ---------
1998........................................................  L  2,699     L   156
1999........................................................     2,801         156
2000........................................................     2,778         156
2001........................................................     2,300         157
2002........................................................     1,719         154
Thereafter..................................................     7,710       1,805
                                                              --------     -------
Total minimum rental commitments............................    20,007     L 2,584
                                                                           =======
Less: Amount representing interest..........................    (4,783)
                                                              --------
Present value of minimum rental commitments.................    15,224
Less: Current portion of capital lease obligations..........    (1,685)
                                                              --------
Long-term portion of capital lease obligations..............  L 13,539
                                                              ========

     Operating lease expense for the years ended December 31, 1997, 1996 and 1995 was L169,000, L428,000 and L947,000, respectively.

     Included within accounts payable and accrued expenses and other long-term liabilities as of December 31, 1997 and 1996 is L570,000 and L665,000, respectively, which represents the obligation incurred by the Company in connection with the termination of a contractual obligation under an agreement with the local authority to service and maintain the Company's satellite master antenna television installations in the franchise area. This liability is noninterest bearing and will be discharged by the payment of L95,000 annually through 2003. The effect of discounting the liability is not significant to the Company's financial position or results of operations.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
Cable London PLC

     We have audited the accompanying consolidated balance sheet of Cable London PLC (a company incorporated in the United Kingdom) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, shareholders' (deficiency) equity and of cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Cable London PLC and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE

London, England
February 27, 1998

                       CABLE LONDON PLC AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                         (IN L000'S, EXCEPT SHARE DATA)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                1997         1996
                                                              ---------    --------
ASSETS
CURRENT ASSETS
  Cash......................................................  L   2,718    L  3,213
  Accounts receivable, less allowance for doubtful accounts
     of L1,762 and L1,465...................................      4,792       3,670
  Other current assets......................................      2,830       3,334
                                                              ---------    --------
          Total current assets..............................     10,340      10,217
                                                              ---------    --------
PROPERTY AND EQUIPMENT......................................    235,786     192,630
  Accumulated depreciation..................................    (55,292)    (36,480)
                                                              ---------    --------
  Property and equipment, net...............................    180,494     156,150
                                                              ---------    --------
DEFERRED CHARGES............................................      8,073       6,986
  Accumulated amortization..................................     (3,214)     (3,230)
                                                              ---------    --------
  Deferred charges, net.....................................      4,859       3,756
                                                              ---------    --------
                                                              L 195,693    L170,123
                                                              =========    ========
LIABILITIES AND SHAREHOLDERS' (DEFICIENCY) EQUITY
CURRENT LIABILITIES
  Accounts payable and accrued expenses.....................  L  19,972    L 21,705
  Other current liabilities.................................      2,172       3,117
  Current portion of long-term debt and capital lease
     obligations............................................        758      60,361
                                                              ---------    --------
          Total current liabilities.........................     22,902      85,183
                                                              ---------    --------
LONG-TERM DEBT, less current portion........................     89,727         718
                                                              ---------    --------
CAPITAL LEASE OBLIGATIONS, less current portion.............     11,751       7,869
                                                              ---------    --------
CONVERTIBLE DEBT AND LOANS FROM SHAREHOLDERS................     69,017      52,244
                                                              ---------    --------
OTHER LIABILITIES...........................................      2,543
                                                              ---------    --------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' (DEFICIENCY) EQUITY
  Ordinary shares, L.10 par value--authorized, 100,000,000
     shares; issued, 55,572,916 and 55,125,690..............      5,557       5,513
  Additional capital........................................     97,254      96,486
  Accumulated deficit.......................................   (103,058)    (77,890)
                                                              ---------    --------
     Total shareholders' (deficiency) equity................       (247)     24,109
                                                              ---------    --------
                                                              L 195,693    L170,123
                                                              =========    ========

                See notes to consolidated financial statements.

                       CABLE LONDON PLC AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                                  (IN L000'S)

                                                                 YEAR ENDED DECEMBER 31,
                                                             --------------------------------
                                                               1997        1996        1995
                                                             --------    --------    --------
SERVICE INCOME.............................................  L 52,816    L 40,091    L 30,277
                                                             --------    --------    --------
COSTS AND EXPENSES
  Operating................................................    22,084      17,978      14,622
  Selling, general and administrative......................    23,703      21,157      18,616
  Depreciation and amortization............................    19,740      14,862      10,847
                                                             --------    --------    --------
                                                               65,527      53,997      44,085
                                                             --------    --------    --------
OPERATING LOSS.............................................   (12,711)    (13,906)    (13,808)
INTEREST EXPENSE...........................................    12,692       7,556       4,133
INVESTMENT INCOME..........................................      (235)       (221)       (266)
                                                             --------    --------    --------
NET LOSS...................................................  L(25,168)   L(21,241)   L(17,675)
                                                             ========    ========    ========

                See notes to consolidated financial statements.

                       CABLE LONDON PLC AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (IN L000'S)

                                                                 YEAR ENDED DECEMBER 31,
                                                             --------------------------------
                                                               1997        1996        1995
                                                             --------    --------    --------
OPERATING ACTIVITIES
  Net loss.................................................  L(25,168)   L(21,241)   L(17,675)
  Adjustments to reconcile net loss to net cash (used in)
     provided by operating activities:
     Depreciation and amortization.........................    19,740      14,862      10,847
     Non-cash interest expense.............................     4,773       3,355       3,311
     Increase in accounts receivable and other current
       assets..............................................      (618)     (2,428)       (214)
     (Decrease) increase in accounts payable and accrued
       expenses, other current liabilities and other
       liabilities.........................................      (135)      7,508       3,992
                                                             --------    --------    --------
       Net cash (used in) provided by operating
          activities.......................................    (1,408)      2,056         261
                                                             --------    --------    --------
FINANCING ACTIVITIES
  Proceeds from borrowings.................................    94,029      40,000      38,000
  Debt acquisition costs...................................    (1,704)                   (493)
  Loans from shareholders..................................    12,000       3,000
  Repayments of debt.......................................   (65,031)        (33)        (30)
  Repayment of capital leases..............................      (537)        (21)
  Issuances of shares......................................       812
                                                             --------    --------    --------
       Net cash provided by financing activities...........    39,569      42,946      37,477
                                                             --------    --------    --------
INVESTING ACTIVITIES
  Capital expenditures.....................................   (38,656)    (46,082)    (36,780)
  Deferred charges and other...............................                              (834)
                                                             --------    --------    --------
       Net cash used in investing activities...............   (38,656)    (46,082)    (37,614)
                                                             --------    --------    --------
(DECREASE) INCREASE IN CASH................................      (495)     (1,080)        124
CASH, beginning of year....................................     3,213       4,293       4,169
                                                             --------    --------    --------
CASH, end of year..........................................  L  2,718    L  3,213    L  4,293
                                                             ========    ========    ========

                See notes to consolidated financial statements.

                       CABLE LONDON PLC AND SUBSIDIARIES

          CONSOLIDATED STATEMENT OF SHAREHOLDERS' (DEFICIENCY) EQUITY
                                  (IN L000'S)

                                                  ORDINARY    ADDITIONAL    ACCUMULATED
                                                   SHARES      CAPITAL        DEFICIT       TOTAL
                                                  --------    ----------    -----------    --------
BALANCE, JANUARY 1, 1995........................   L5,513      L96,486       L (38,974)    L 63,025
  Net loss......................................                               (17,675)     (17,675)
                                                   ------      -------       ---------     --------
BALANCE, DECEMBER 31, 1995......................    5,513       96,486         (56,649)      45,350
  Net loss......................................                               (21,241)     (21,241)
                                                   ------      -------       ---------     --------
BALANCE, DECEMBER 31, 1996......................    5,513       96,486         (77,890)      24,109
  Shares issued.................................       44          768                          812
  Net loss......................................                               (25,168)     (25,168)
                                                   ------      -------       ---------     --------
BALANCE, DECEMBER 31, 1997......................   L5,557      L97,254       L(103,058)    L   (247)
                                                   ======      =======       =========     ========

                See notes to consolidated financial statements.

                       CABLE LONDON PLC AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  BUSINESS

     Cable London PLC, a company incorporated in the United Kingdom ("UK"), and subsidiaries (the "Company") is principally engaged in the development, construction, management and operation of cable telecommunications systems. The Company holds four franchises covering Camden, Haringey, Hackney/ Islington and Enfield, England.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Accounting

     The Company maintains its books and records in accordance with accounting principles generally accepted in the UK. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles as practiced in the United States ("US") and are stated in UK pounds sterling ("UK Pound"). There were no significant differences between accounting principles followed for UK purposes and generally accepted accounting principles practiced in the US. The UK Pound exchange rate as of December 31, 1997 and 1996 was US $1.65 and US $1.71, respectively.

  Basis of Consolidation

     The consolidated financial statements include the accounts of the Company and all wholly owned subsidiaries. All significant intercompany accounts and transactions among the consolidated entities have been eliminated.

  Management's Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Fair Values

     The estimated fair value amounts presented in these notes to consolidated financial statements have been determined by the Company using available market information and appropriate methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. The estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. Such fair value estimates are based on pertinent information available to management as of December 31, 1997 and 1996, and have not been comprehensively revalued for purposes of these consolidated financial statements since such dates.

  Prematurity Period

     The Company accounts for costs, expenses and revenues applicable to the construction and operation of its cable telecommunications systems under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 51, "Financial Reporting by Cable Television Companies."

     Under SFAS No. 51, during the period while the systems are partially under construction and partially in service (the "Prematurity Period"), costs of cable telecommunications plant, including materials, direct labor and construction overhead are capitalized. Subscriber-related costs and general and administrative costs are

                       CABLE LONDON PLC AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

expensed as incurred. Costs incurred in anticipation of servicing a fully operating system that will not vary regardless of the number of subscribers are partially expensed and partially capitalized, based on the percentage of average actual or estimated subscribers, whichever is greater, to the total number of subscribers expected at the end of the Prematurity Period (the "Fraction").

     During the Prematurity Period, depreciation and amortization of system assets is determined by multiplying the depreciation and amortization of the total capitalized system assets expected at the end of the Prematurity Period by the Fraction. At the end of the Prematurity Period, depreciation and amortization of system assets is based on the remaining undepreciated cost at that date.

     As of December 31, 1997, three of the Company's four franchise areas have completed their Prematurity Period. The remaining Prematurity Period is expected to terminate in 1998.

  Property and Equipment

     Property and equipment, which consists principally of system assets, is shown at historical cost less accumulated depreciation. Improvements that extend asset lives are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation applicable to assets sold or retired are removed from the accounts and the gain or loss on disposition is recognized as a component of depreciation expense.

  System assets
--------------

     Prior to the Prematurity Period, no depreciation is provided on system assets. During the Prematurity Period, depreciation is provided in accordance with SFAS No. 51.

     Depreciation of system assets is provided by the straight-line method over estimated useful lives as follows:

Plant.......................................................   40 years
Network.....................................................   15 years
Subscriber equipment........................................  6-8 years
Switch......................................................   10 years
Computers...................................................    4 years

  Non-system assets
-------------------

     Depreciation of non-system assets is provided by the straight-line method over estimated useful lives as follows:

Leased buildings............................................  40 years
Fixtures, fittings and equipment............................   5 years
Computers...................................................   4 years
Vehicles....................................................   3 years

  Leased Assets

     Assets held under capital leases are treated as if they had been purchased outright and the corresponding liability is included in capital lease obligations. Capital lease payments include principal and interest, with the interest portion being expensed. Payments on operating leases are expensed on a straight-line basis over the lease term.

                       CABLE LONDON PLC AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

  Deferred Charges

     Deferred charges consist primarily of franchise acquisition and development costs directly attributable to obtaining, developing and maintaining the franchise licenses and debt acquisition costs incurred by the Company in entering into the London Revolver (see Note 3). Franchise acquisition and development costs are being amortized on a straight-line basis over periods from two to fifteen years. Debt acquisition costs are being amortized on a straight-line basis over the term of the London Revolver of nine years.

  Valuation of Long-Lived Assets

     The Company periodically evaluates the recoverability of its long-lived assets, including property and equipment and deferred charges, using objective methodologies. Such methodologies include evaluations based on the cash flows generated by the underlying assets or other determinants of fair value.

  Revenue Recognition

     Service income is recognized as service is provided. Credit risk is managed by disconnecting services to subscribers who are delinquent.

  Income Taxes

     The Company recognizes deferred tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities and expected benefits of utilizing net operating loss carryforwards. The impact on deferred taxes of changes in tax rates and laws, if any, applied to the years during which temporary differences are expected to be settled, are reflected in the financial statements in the period of enactment.

  Derivative Financial Instruments

     The Company uses derivative financial instruments, including interest rate exchange agreements ("Swaps") and interest rate collar agreements ("Collars"), to manage its exposure to fluctuations in interest rates.

     Swaps and Collars are matched with either fixed or variable rate debt and periodic cash payments are accrued on a settlement basis as an adjustment to interest expense.

     Those instruments that have been entered into by the Company to hedge exposure to interest rate risks are periodically examined by the Company to ensure that the instruments are matched with underlying liabilities, reduce the Company's risks relating to interest rates and, through market value and sensitivity analysis, maintain a high correlation to the interest expense or underlying value of the hedged item.

     The Company does not hold or issue any derivative financial instruments for trading purposes and is not a party to leveraged instruments (see Note 3). The credit risks associated with the Company's derivative financial instruments are controlled through the evaluation and monitoring of the creditworthiness of the counterparties. Although the Company may be exposed to losses in the event of nonperformance by the counterparties, the Company does not expect such losses, if any, to be significant.

  Reclassifications

     Certain reclassifications have been made to the prior years' consolidated financial statements to conform to those classifications used in 1997.

                       CABLE LONDON PLC AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

3.  LONG-TERM DEBT

     In June 1995, the Company entered into a L60.0 million revolving credit facility (the "London Facility") with various banks. The London Facility had a two year term and an interest rate at the London Interbank Offered Rate ("LIBOR") plus 2 1/2%. In April 1997, the amount available under the London Facility was increased to L65.0 million.

     In May 1997, the Company entered into a L170.0 million revolving credit facility (the "London Revolver") with various banks, which converts into a five year term loan on June 30, 2001. Interest rates on the London Revolver are at LIBOR plus 1/2% to 2 3/8%. In May 1997, the Company repaid all amounts outstanding under the London Facility with proceeds from borrowings under the London Revolver. The balance of the London Revolver will be used, subject to certain restrictions, for capital expenditures and working capital requirements relating to the build-out of its systems.

     The London Revolver contains restrictive covenants which limit the Company's ability to enter into arrangements for the acquisition and sale of property and equipment, investments, mergers and the incurrence of additional debt. Certain of these covenants require that certain financial ratios and cash flow levels be maintained and contain certain restrictions on dividend payments. The Company's two principal shareholders' rights to receive consulting fee payments from the Company has been subordinated to the banks under the London Revolver. The payment of consulting fees is restricted until the Company meets certain financial ratio tests under the London Revolver. In addition, the Company's two principal shareholders' shares in the Company have been pledged to secure the London Revolver. Upon a change of control, all amounts due under the London Revolver become immediately due and payable. On February 4, 1998, Comcast UK Cable Partners Limited ("Comcast UK"), one the Company's principal shareholders, entered into a definitive agreement to amalgamate (the "NTL Transaction") with a wholly owned subsidiary of NTL Incorporated. The consummation of the NTL Transaction will not result in a change of control as defined in the London Revolver.

     The Company enters into Swaps and Collars as a normal part of its risk management efforts to limit its exposure to adverse fluctuations in interest rates. Using Swaps, the Company agrees to exchange, at specified intervals, the difference between fixed and variable interest amounts calculated by reference to an agreed upon notional amount. Collars limit the Company's exposure to and benefits from interest rate fluctuations on variable rate debt to within a certain range of interest rates. In June 1997, the Company entered into a series of four year interest Swaps with three banks. Under the agreements, the Company pays fixed rate interest at 7.34% and receives floating rate interest at three month LIBOR, based upon the outstanding notional amount of the Swaps. As of December 31, 1997, the notional amount outstanding on the Swaps was L44.5 million and increased to L49.5 million on January 7, 1998. Also in June 1997, the Company entered into a Collar which limits the interest rate on the notional amount to between 6% and 9%. As of December 31, 1997, the notional amount outstanding on the Collar was L22.3 million and increased to L24.8 million on January 7, 1998. The notional amounts of interest rate agreements and interest rate collar agreements are used to measure interest to be paid or received and do not represent the amount of exposure to credit loss. While Swaps and Collars represent an integral part of the Company's interest rate risk management program, their incremental effect on interest expense for the year ended December 31, 1997 was not significant. The estimated amount to settle the Company's Swaps and Collar was L1.5 million as of December 31, 1997.

     Also included in long-term debt is a mortgage note payable with an outstanding balance of L753,000 and L755,000 as of December 31, 1997 and 1996, respectively, payable in monthly installments through 2002 which is secured by property of the Company. The mortgage note bears interest at a fixed rate of 9.79%.

                       CABLE LONDON PLC AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

     Maturities of long-term debt outstanding as of December 31, 1997 for the four years after 1998 are as follows (L000's):

1999................................................  L
2000................................................
2001................................................   2,225
2002................................................   8,900

     The differences between the carrying amounts and estimated fair value of the Company's long-term debt was not significant as of December 31, 1997 and 1996. Interest rates that are currently available to the Company for debt with similar terms and remaining maturities are used to estimate fair value for debt issues for which quoted market prices are not available.

4.  CONVERTIBLE DEBT AND LOANS FROM SHAREHOLDERS

     As of December 31, 1997 and 1996, the Company had outstanding convertible debt due to shareholders of L42.0 million and outstanding loans from shareholders of L15.0 million and L3.0 million, respectively. The convertible debt and loans from shareholders bear interest at 2% above the base lending rate of Barclays Bank PLC (9.25% effective rate as of December 31, 1997) and are payable on demand. Accrued interest on the convertible debt and loans from shareholders is L12.0 million and L7.2 million as of December 31, 1997 and 1996, respectively. Under the terms of the London Revolver, principal and interest on the convertible debt and loans from shareholders cannot be paid until the London Revolver is repaid. Accordingly, the convertible debt, loans from shareholders and accrued interest thereon has been classified as long-term convertible debt and other in the Company's consolidated balance sheet. The convertible debt, along with accrued interest thereon, is convertible into the Company's ordinary shares at L2.00 per share. Interest expense on the convertible debt and loans from shareholders was L4.8 million, L3.3 million and L3.2 million during the years ended December 31, 1997, 1996 and 1995, respectively. The carrying value of the convertible debt and loans from shareholders approximates fair value as of December 31, 1997 and 1996.

5.  RELATED PARTY TRANSACTIONS

     The Company has consulting agreements with Comcast U.K. Consulting, Inc. ("Comcast Consulting") and Telewest Communications Group Ltd., subsidiaries of the Company's two principal shareholders, Comcast UK and Telewest Communications plc ("Telewest"), respectively. The Company pays a fee to Telewest each year as a contribution to the operating expenses and capital expenditures of Telewest's Network Service Center, which provides telephony support to the Company.

     A summary of related party charges included in the Company's consolidated financial statements is as follows (in L000's):

                                                             YEAR ENDED DECEMBER 31
                                                           --------------------------
                                                            1997      1996      1995
                                                           ------    ------    ------
Consulting fees..........................................  L1,077    L  790    L  962
Network Service Center fees..............................     521       639       503
Other....................................................     355       125        33
                                                           ------    ------    ------
                                                           L1,953    L1,554    L1,498
                                                           ======    ======    ======

     As of December 31, 1997 and 1996, accounts payable and accrued expenses include L176,000 million and L1.6 million, respectively, payable to the Company's two principal shareholders, principally for consulting fees and normal operating expenses paid by the shareholders and their affiliates on behalf of the Company. As of

                       CABLE LONDON PLC AND SUBSIDIARIES

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

December 31, 1997 other long-term liabilities includes L2.5 million of consulting fees and interest payable to the Company's two principal shareholders as payment is restricted under the London Revolver.

     In management's opinion, the foregoing transactions were entered into on terms no more or less favorable than those with non-affiliated third parties.

6.  INCOME TAXES

     The Company has a deferred tax asset arising from the carryforward of net operating losses and the differences between the book and tax basis of property. However, a valuation allowance has been recorded to fully reserve the deferred tax asset as its realization is uncertain.

     Significant components of the Company's deferred income taxes are as follows (in L000's):

                                                                  DECEMBER 31
                                                              --------------------
                                                                1997        1996
                                                              --------    --------
Net operating loss carryforwards (carried forward
  indefinitely).............................................  L 17,692    L 15,852
Differences between book and tax basis of property..........    10,426       7,329
Other.......................................................      (459)       (756)
Less: Valuation allowance...................................   (27,659)    (22,425)
                                                              --------    --------
                                                              L           L
                                                              ========    ========

7.  STATEMENT OF CASH FLOWS -- SUPPLEMENTAL INFORMATION

     The Company made cash payments for interest of approximately L7.4 million, L3.7 million and L691,000 during the years ended December 31, 1997, 1996 and 1995, respectively.

     The Company incurred capital lease obligations of L4.8 million, L1.5 million and L3.9 million during the years ended December 31, 1997, 1996 and 1995, respectively.

8.  COMMITMENTS AND CONTINGENCIES

     Certain of the Company's facilities and equipment are held under operating or capital leases which expire through 2007.

     A summary of assets held under capital leases are as follows (in L000's):

                                                                 DECEMBER 31
                                                              ------------------
                                                               1997       1996
                                                              -------    -------
System, fixtures, fittings, equipment and vehicles..........  L13,040    L 8,219
Less: Accumulated depreciation..............................   (2,836)    (1,523)
                                                              -------    -------
                                                              L10,204    L 6,696
                                                              =======    =======

                       CABLE LONDON PLC AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONCLUDED)
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

     Future minimum rental payments under lease commitments with an initial or remaining term of more than one year as of December 31, 1997 are as follows (in L000's):

                                                              CAPITAL    OPERATING
                                                              LEASES      LEASES
                                                              -------    ---------
1998........................................................  L 1,550     L  902
1999........................................................    2,036        496
2000........................................................    2,078        181
2001........................................................    2,313        148
2002........................................................    1,457        146
Thereafter..................................................    7,727        955
                                                              -------     ------
Total minimum rental commitments............................   17,161     L2,828
                                                                          ======
Less: Amount representing interest..........................   (4,678)
                                                              -------
Present value of minimum rental commitments.................   12,483
Less: Current portion of capital lease obligations..........     (732)
                                                              -------
Long-term portion of capital lease obligations..............  L11,751
                                                              =======

     Operating lease expense for the years ended December 31, 1997, 1996 and 1995 was L919,000, L1.2 million and L1.1 million, respectively.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders of
ComTel UK Finance B.V.

     We have audited the accompanying combined balance sheet of ComTel UK Finance B.V. and its subsidiaries ("the Company") as of December 31, 1997 and the related combined statement of operations, shareholders' equity and cash flows for the year ended December 31, 1997. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United Kingdom which are similar to those in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Company as of December 31, 1997 and the combined results of its operations and its combined cash flows for the year ended December 31, 1997 in conformity with generally accepted accounting principles in the United States of America.

DELOITTE & TOUCHE
Chartered Accountants
Bracknell, England

June 5, 1998
(July 16, 1998 as to Note 10)

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of
ComTel UK Finance B.V.

     We have audited the combined balance sheet of ComTel UK Finance B.V. and its subsidiaries ("the Company") as of December 31, 1996 and the related combined statement of operations, shareholders' equity and cash flows for the year ended December 31, 1996. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit. We did not audit the combined financial statements of Telecential Communications (UK) Limited and Telecential Communications (Canada) Limited, both 50% owned entities (collectively "Telecential"). Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Telecential, is based solely on the report of the other auditors.

     We conducted our audit in accordance with United Kingdom generally accepted auditing standards which do not differ in any material respect from auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, based on our audit and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Company as of December 31, 1996 and the combined results of its operations and its combined cash flows for the year ended December 31, 1996 in conformity with generally accepted accounting principles in the United States of America.

COOPERS & LYBRAND

Chartered Accountants
London, England
June 5, 1998, except as to Note 10, as to which the date is July 16, 1998

                             COMTEL UK FINANCE B.V.

                       COMBINED STATEMENTS OF OPERATIONS

                                                                  YEAR ENDED
                                                                 DECEMBER 31
                                                              ------------------
                                                               1996       1997
                                                                 L          L
                                                              -------    -------
                                                                (IN THOUSANDS)
REVENUE

Cable television............................................    5,680     27,192
Residential telephone.......................................    3,247     23,203
Business telecommunications.................................      214        893
                                                              -------    -------
                                                                9,141     51,288
                                                              -------    -------
OPERATING COSTS AND EXPENSES

Telephone...................................................    1,247      4,461
Programming.................................................    3,659     17,730
Selling, general and administrative.........................   11,501     33,911
Depreciation and amortisation...............................   11,211     32,604
                                                              -------    -------
                                                               27,618     88,706
                                                              -------    -------
OPERATING LOSS..............................................  (18,477)   (37,418)

Interest income.............................................    1,859      2,041
Interest expense............................................  (10,485)   (27,044)
Loss from equity investment.................................  (15,224)    (6,125)
Foreign exchange gain (note 7)..............................    7,456      6,549
                                                              -------    -------
LOSS BEFORE INCOME TAX EXPENSE..............................  (34,871)   (61,997)

Income tax expense (note 3).................................       --       (100)
                                                              -------    -------
NET LOSS....................................................  (34,871)   (62,097)
                                                              =======    =======

    The accompanying notes are an integral part of these combined financial statements.

                             COMTEL UK FINANCE B.V.

                            COMBINED BALANCE SHEETS

                                                                 DECEMBER 31
                                                              ------------------
                                                               1996       1997
                                                                 L          L
                                                              -------    -------
                                                                (IN THOUSANDS)
                                     ASSETS
Cash and cash equivalents...................................    9,977     10,119
Trade receivables (net of allowance for doubtful accounts of
  L883 and L4,263 at December 31, 1996 and 1997
  respectively).............................................    1,754      5,895
Other assets................................................    1,290     12,541
Advance to Telecential......................................   46,563         --
Property, plant and equipment, net (note 4).................   89,339    425,936
Equity investment in Telecential (note 5)...................   37,338         --
Intangible assets, net (note 6).............................  120,962    210,573
                                                              -------    -------
          Total assets......................................  307,223    665,064
                                                              =======    =======

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                 L          L
                                                              -------    -------
                                                                (IN THOUSANDS)
Accounts payable............................................    5,321     20,036
Other liabilities...........................................   13,445     49,532
Debt and capital lease obligations (note 7).................  182,757    487,749
Loan from Parent (note 7)...................................   51,129     69,141
Shareholders' equity (note 8)...............................   54,571     38,606
                                                              -------    -------
          Total liabilities and shareholders' equity........  307,223    665,064
                                                              =======    =======

    The accompanying notes are an integral part of these combined financial statements.

                             COMTEL UK FINANCE B.V.

                  COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                              FOR THE YEARS ENDED
                                                               DECEMBER 31, 1996
                                                                   AND 1997
                                                                       L
                                                              -------------------
                                                                (IN THOUSANDS)
BALANCE AT DECEMBER 31, 1995................................         (3,570)
Net loss....................................................        (34,871)
Capital contributions from shareholders.....................         93,012
                                                                    -------
BALANCE AT DECEMBER 31, 1996................................         54,571
Net loss....................................................        (62,097)
Capital contributions from shareholders.....................         46,132
                                                                    -------
BALANCE AT DECEMBER 31, 1997................................         38,606
                                                                    =======

    The accompanying notes are an integral part of these combined financial statements.

                             COMTEL UK FINANCE B.V.

                       COMBINED STATEMENTS OF CASH FLOWS

                                                              YEAR ENDED DECEMBER 31
                                                              ----------------------
                                                                1996          1997
                                                                 L             L
                                                              --------      --------
                                                                  (IN THOUSANDS)
Cash flows from operating activities:
Net loss....................................................   (34,871)      (62,097)
Adjustments to reconcile net loss to net cash used in
  operating activities:
  Depreciation and amortisation.............................    11,211        32,604
  Loss from equity investment...............................    15,224         6,125
  Foreign exchange gain.....................................    (7,456)       (6,549)
  Provision for bad debt....................................       817           841
Change in operating assets and liabilities:
  Change in trade receivables...............................    (2,011)       (2,458)
  Change in other assets....................................     2,273            58
  Change in accounts payable................................    (2,609)        3,196
  Change in other liabilities...............................     3,252        23,166
Other.......................................................    (1,274)          613
                                                              --------      --------
Net cash used in operating activities.......................   (15,444)       (4,501)
                                                              --------      --------
Cash flows from investing activities:
  Cash invested in property, plant and equipment............   (51,456)     (118,033)
  Proceeds from disposition of assets.......................        --           869
  Acquisition of Telecential, net of cash received..........        --      (117,024)
  Acquisition of Coventry, net of cash received.............    (3,949)           --
  Advances to Telecential...................................   (40,411)      (15,893)
                                                              --------      --------
Net cash used in investing activities.......................   (95,816)     (250,081)
                                                              --------      --------
Cash flows from financing activities:
  Proceeds from issuance of debt............................    49,180       301,048
  Repayment of debt.........................................   (22,086)      (30,000)
  Repayment of advances.....................................        --       (62,456)
  Capital contributions from shareholders...................    93,012        46,132
                                                              --------      --------
Net cash provided by financing activities...................   120,106       254,724
                                                              --------      --------
Net increase in cash and cash equivalents...................     8,846           142
Cash and cash equivalents at beginning of year..............     1,131         9,977
                                                              --------      --------
Cash and cash equivalents at end of year....................     9,977        10,119
                                                              ========      ========

    The accompanying notes are an integral part of these combined financial statements.

                             COMTEL UK FINANCE B.V.

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS

1.  THE COMPANY

     ComTel UK Finance B.V. ("the Company") is a holding company to be incorporated in The Netherlands to hold the United Kingdom cable assets of Vision Networks N.V. ("Vision Networks"). These assets comprise United Kingdom subsidiaries which have exclusive licenses to operate a cable television and telecommunications business through partnerships and subsidiaries focused on certain franchise areas located north and east of Birmingham and north and west of London, England.

     References to Shareholders in these financial statements are to the subscribers to the Company.

     All amounts herein are presented in thousands in pounds sterling ("L") unless otherwise noted.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Company's combined financial statements have been prepared in accordance with United States of America generally accepted accounting principles.

     The financial statements include the results of the companies acquired by Vision Networks in 1995 and 1996. These companies include Vision Networks UK Holding B.V., Vision Networks (UK) Holdings Limited, Vision Network (UK) I Limited, Vision Network (UK) II Limited, Vision Networks Canada Limited, Andover Cablevision Limited, Oxford Cable Limited, Stafford Communications Limited, Wessex Cable Limited, ComTel Coventry Limited, ComTel Cable Services Limited, Lichfield Cable Communications Limited, Tamworth Cable Communications Limited and Vision Networks Services UK Limited. In addition, the financial statements reflect the 50% ownership position in Telecential Communications (UK) Limited and Telecential Communications (Canada) Limited (collectively "Telecential") on the equity basis through May 27, 1997, being the date of acquisition of the remaining 50% interest, and 100% on a combined basis for the remainder of 1997.

     Principles of Combination -- The financial statements combine the accounts of the Company and those of all majority owned subsidiaries for the two year period ended December 31, 1997. The subsidiaries are under common ownership and common management. Investments in more than 20% owned affiliates are accounted for on the equity method. All significant intercompany accounts and transactions have been eliminated.

     Cable System Costs and Expenses -- The Company accounts for costs and expenses applicable to the construction and operation of its cable system under Statement of Financial Accounting Standards ("SFAS") No. 51, "Financial Reporting by Cable Television Companies". Costs and expenses incurred in each franchise during the set up period of the cable system have been capitalised in full. Certain expenses incurred during the prematurity period are apportioned between capital and revenue on the basis of the average number of subscribers as a fraction of the number of subscribers estimated at the end of the prematurity period. The prematurity period is deemed to run from when the first subscriber is connected to the system to the earlier of three years or when the number of cable television and telephony subscribers represents an appropriate percentage penetration of the number of homes passed.

     Revenue Recognition -- Revenue is recognised as services are delivered.

     Initial connection fees are recognized in full upon installation to the extent of direct selling costs incurred.

     Initial installation costs for subscribers are capitalised and written off over a period of 8 years. Subsequent connections are expensed as incurred.

     Income Tax Expense -- Deferred tax assets and liabilities are recognised for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. A

                             COMTEL UK FINANCE B.V.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) valuation allowance is raised against a deferred tax asset where it is more likely than not some portion of the deferred tax asset will not be realised.

     Franchise Costs -- Costs of successful franchise applications are capitalised as intangible assets and amortised over a period of 20 years. Costs of unsuccessful applications are expensed as incurred.

     Goodwill -- Goodwill arising on the acquisition of subsidiaries is amortised on a straight line basis over twenty years.

     Property, Plant and Equipment -- Property, plant and equipment is stated at cost. Depreciation on equipment other than cable infrastructure is computed on a straight line basis using estimated useful lives of five to ten years. Cable infrastructure is depreciated over twenty years. Leasehold improvements are depreciated on a straight line basis over the lease periods.

     Cash and Cash Equivalents -- Cash and cash equivalents include highly liquid investments with original maturity of three months or less that are readily convertible to cash.

     Foreign Currencies -- The primary economic environment in which the Company operates is the United Kingdom and hence its functional and reporting currency is the United Kingdom pound sterling. Transactions in foreign currencies are recorded using the rate of exchange in effect on the date of the transaction or at the forward rate if the transaction has been hedged. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange in effect on the balance sheet date and gains or losses on translation are included in the statement of operations.

     Leasing Commitments -- Assets held under finance lease contracts are capitalised in the balance sheet and are depreciated over their useful lives. The interest element of the rental obligation is charged to expense over the period of the lease and represents a constant proportion of the balance of capital repayments outstanding. Rentals paid under operating leases are charged to expense over the lease term.

     Pension Costs -- The Company operates a defined contribution pension plan for eligible employees and contributes up to specified limits to a third party plan of the employee's choice. Pension costs totalled L85 and L332 in the years ended December 31, 1996 and 1997, respectively.

     Use of Estimates -- The preparation of financial statements in conformity with United States of America generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Concentration of Credit Risk and Market Risk -- The Company operates predominantly in one industry segment, the provision of cable television and telecommunications services in certain areas of England. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company's customer base. Ongoing credit evaluations of customers' financial condition are performed and generally, no collateral is required. The Company maintains reserves for potential credit losses and such losses, in the aggregate, have not exceeded management's estimates. No single customer accounts for 10% or more of combined revenues.

     Fair Value of Financial Instruments -- Financial instruments are defined as cash or contracts relating to the receipt, delivery or exchange of financial instruments. Except as otherwise noted, fair value approximates the carrying value of such instruments.

                             COMTEL UK FINANCE B.V.

3.  INCOME TAX EXPENSE

     No provision for deferred taxation has been made due to operating losses incurred to date in the Company. The Company has net tax operating losses carried forward in the United Kingdom and The Netherlands of approximately L175 million at December 31, 1997.

     The operating losses have an unlimited carry forward period under United Kingdom tax law (subject to restrictions on a loss carried forward where there is a change in group ownership and a major change in the nature or conduct of the business), but are limited in their use to the type of business which generated the loss. The operating losses available in The Netherlands are also subject to an unlimited carry forward under The Netherlands tax law (again subject to restrictions where there is a change in group ownership).

     Differences between the tax benefit recognised in the financial statements and the expected tax benefit for the Company at the United Kingdom and The Netherlands statutory rate of 31.5% (1996: 33%) and 35%, respectively, are summarised as follows:

                                                               YEAR ENDED
                                                              DECEMBER 31
                                                           ------------------
                                                            1996       1997
                                                              L          L
                                                           -------    -------
                                                             (IN THOUSANDS)
Tax benefit of net losses at statutory rate..............  (11,716)   (20,532)
Non-deductible expenses..................................     (103)       755
Tax benefit of operating losses not recognised
  currently..............................................   11,819     19,877
                                                           -------    -------
Income tax expense.......................................       --        100
                                                           =======    =======
Deferred tax assets relating to:
Net losses...............................................   17,976     56,331
Valuation allowance......................................   (9,516)   (23,265)
                                                           -------    -------
                                                             8,460     33,066
Deferred tax liabilities relating to:
Property, plant and equipment............................   (8,460)   (33,066)
                                                           -------    -------
Deferred tax per balance sheet...........................       --         --
                                                           =======    =======

     The ultimate realisation of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, the level of historical taxable losses, and tax planning strategies in making its assessment as to the appropriateness of the reported valuation allowance.

     The tax charge for the year represents current taxation on those United Kingdom profits against which United Kingdom group relief cannot be offset.

                             COMTEL UK FINANCE B.V.

4.  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment is stated at cost and comprises:

                                                               DECEMBER 31
                                                            -----------------
                                                             1996      1997
                                                              L          L
                                                            ------    -------
                                                             (IN THOUSANDS)
Land and buildings and improvements.......................   4,835     13,982
Plant and equipment.......................................  86,554    453,373
Set-up and prematurity costs..............................   6,748     33,737
                                                            ------    -------
                                                            98,137    501,092
Less accumulated depreciation.............................  (8,798)   (75,156)
                                                            ------    -------
                                                            89,339    425,936
                                                            ======    =======

     The Company leases certain plant and equipment under arrangements accounted for as capital leases. The original cost of assets held under these arrangements was L2,558 and L17,510 at December 31, 1996 and 1997, respectively. Accumulated depreciation charged against these assets was L734 and L7,047 at December 31, 1996 and 1997, respectively.

     Depreciation expense totaled L4,780 and L23,425 in the years ended December 31, 1996 and 1997, respectively, of which L537 and L2,770, respectively, represented depreciation on assets held under capital lease arrangements.

5.  ACQUISITIONS

     In April 1996, the Company acquired 87.75% of ComTel Coventry Limited ("Coventry") for cash consideration of L3,973. The acquisition was accounted for using the purchase method of accounting. The excess of consideration over fair value of net assets acquired was L11,829, which is included in goodwill.

     The 50% interest in Telecential which was not owned was acquired on May 27, 1997 for cash consideration of L123,191. The acquisition was accounted for using the purchase method of accounting. The excess of fair value of net assets acquired at the date of acquisition was L90,553 which is included in goodwill. Accordingly, operating results of Telecential have been included in the combined statement of operations from the date of acquisition of the remaining 50% interest.

     The unaudited pro forma combined historical results of the Company, as if the acquisitions had occurred as of January 1, 1996 are as follows:

                                                               YEAR ENDED
                                                              DECEMBER 31
                                                           ------------------
                                                            1996       1997
                                                              L          L
                                                           -------    -------
                                                             (IN THOUSANDS)
Revenue..................................................   47,555     72,271
Operating cost and expenses..............................   89,368    119,036
                                                           -------    -------
Operating loss...........................................  (41,813)   (46,765)
Loss before income taxes.................................  (63,874)   (74,248)
Net loss.................................................  (63,971)   (74,348)

     The unaudited pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been completed as of the beginning of each of the fiscal periods presented, nor are they necessarily indicative of future combined results.

                             COMTEL UK FINANCE B.V.

5.  ACQUISITIONS (CONTINUED)
     Following the May 27, 1997 acquisition of the 50% interest in Telecential the operations of both Telecential and the Company were combined. This involved rationalising operations throughout the Company to (i) consolidate customer operations and combine processes, practices and systems in order to provide "World Class" customer services; (ii) rebrand the Company under the ComTel brand name; and (iii) reduce staff and pay related severance costs. The initial accrued liability in respect of these costs comprised:

                                                                    L
                                                              (IN THOUSANDS)
                                                              --------------
Consolidation of customer operations........................      1,838
Rebranding as ComTel........................................        450
Severance costs.............................................        300
                                                                  -----
                                                                  2,588
                                                                  =====

     All of the above was contracted for in 1997 and has therefore been expensed within operating costs and expenses in the combined statement of operations. L2,316 of these costs had been incurred by December 31, 1997 and the remaining L272 was spent in the first quarter of 1998.

6.  INTANGIBLE ASSETS

     Intangible assets are stated at cost and comprise:

                                                              DECEMBER 31
                                                           ------------------
                                                            1996       1997
                                                              L          L
                                                           -------    -------
                                                             (IN THOUSANDS)
Goodwill.................................................  128,658    220,155
Franchise costs..........................................       --      7,293
                                                           -------    -------
                                                           128,658    227,448
Less accumulated amortisation............................   (7,696)   (16,875)
                                                           -------    -------
                                                           120,962    210,573
                                                           =======    =======

     Amortisation expense totaled L6,431 and L9,179 in the years ended December 31, 1996 and 1997, respectively.

7.  DEBT AND CAPITAL LEASE OBLIGATIONS

                                                              DECEMBER 31
                                                           ------------------
                                                            1996       1997
                                                              L          L
                                                           -------    -------
                                                             (IN THOUSANDS)
Note payable to bank.....................................  181,314    463,545
Other....................................................       --      2,516
Capital lease obligations................................    1,443     21,688
                                                           -------    -------
                                                           182,757    487,749
Loan from Parent.........................................   51,129     69,141
                                                           -------    -------
                                                           233,886    556,890
                                                           =======    =======

     The note payable to the bank bears interest at a rate of LIBOR (7.438% at December 31, 1997) plus 15 basis points. The loan is repayable in full in 1998. The loan is collateralised by a guarantee from the ultimate parent company Koninklijke PTT Nederland N.V. The loan from parent represents a Dutch guilder denominated loan from Vision Networks and bears interest at a rate of LIBOR as of December 31, 1997, and

                             COMTEL UK FINANCE B.V.

7. DEBT AND CAPITAL LEASE OBLIGATIONS -- (CONTINUED) has no fixed repayment term. Debt obligations consisting of repayments on loans, excluding capital lease obligations, are all due 1998.

     Future minimum lease payments on capital lease obligations are due in future years in the following amounts:

                                                          DECEMBER 31
                                                         --------------
                                                              1997
                                                               L
                                                         --------------
                                                         (IN THOUSANDS)
1998...................................................       4,073
1999...................................................       2,878
2000...................................................       2,288
2001...................................................       9,155
2002...................................................       1,454
Thereafter.............................................       1,840
                                                             ------
                                                             21,688
Imputed interest.......................................       3,247
                                                             ------
                                                             24,935
                                                             ======

     Cash paid for interest during 1996 and 1997 was L10,874 and L27,726, respectively.

8.  SHAREHOLDERS' EQUITY

                                                                  VISION
                                                      VISION    NETWORKS         VISION
                                                    NETWORKS        (UK)       NETWORKS
                                                  UK HOLDING    HOLDINGS    SERVICES UK
                                                        B.V.     LIMITED        LIMITED      TOTAL
                                                           L           L              L          L
                                                  ----------    --------    -----------    -------
                                                                   (IN THOUSANDS)
BALANCE AT JANUARY 1, 1996......................    (1,363)     (2,207)          --        (3,570)
Net loss........................................    (7,547)     (27,190)       (134)       (34,871)
Capital contributions...........................    93,012           --          --         93,012
                                                   -------      -------        ----        -------
BALANCE AT DECEMBER 31, 1996....................    84,102      (29,397)       (134)        54,571
Net loss........................................   (13,079)     (48,888)       (130)       (62,097)
Capital contributions...........................    46,132           --          --         46,132
                                                   -------      -------        ----        -------
BALANCE AT DECEMBER 31, 1997....................   117,155      (78,285)       (264)        38,606
                                                   =======      =======        ====        =======

     Vision Networks UK Holding B.V. consolidates all of the ComTel group of companies, whilst Vision Networks (UK) Holdings Limited combines all of the Telecential group of companies. Vision Networks Services UK Limited is a Dutch holding company which provided management services to all of the companies in each of the two groups.

9.  COMMITMENTS AND CONTINGENCIES

  Operating Leases

     The Company leases business offices and uses certain equipment under lease agreements accounted for as operating leases. Rental expense under such arrangements amounted to L1,427 and L4,510 in the years ended December 31, 1996 and 1997 respectively.

                             COMTEL UK FINANCE B.V.

9.  COMMITMENTS AND CONTINGENCIES (CONTINUED)
     Future minimum lease payments under non cancellable operating leases as of December 31, 1997 are summarised as follows:

                                                          DECEMBER 31
                                                         --------------
                                                              1997
                                                               L
                                                         --------------
                                                         (IN THOUSANDS)
1998...................................................      1,533
1999...................................................      2,686
2000...................................................         --
2001...................................................         --
2002...................................................         --
Thereafter.............................................      1,608
                                                             -----
                                                             5,827
                                                             =====

     It is expected that, in the normal course of business, expiring leases will be renewed or replaced by leases on other properties.

  Milestones

     The Company is obligated under the terms of its existing licences, and under the milestone requirements of Local Delivery Licences ("LDL's") to construct cable systems passing a predefined number of premises. Should the Company fail to achieve these milestones, without licence modifications, the Director General could commence proceedings to require compliance. Similarly the Independent Television Commission ("ITC") may commence proceedings to require compliance with the build milestones in the LDL's.

     If the Company is unable to comply, its licence, in respect of which milestones have not been met, could be revoked and awarded to other cable operators, which could have a material adverse effect on the Company.

     As of December 31, 1997 the Company was in compliance with its milestone obligations.

10.  SUBSEQUENT EVENTS

     On June 11, 1998 the Company was incorporated in The Netherlands as contemplated in note 1.

     On June 16, 1998 NTL Group Limited ("NTL"), a subsidiary of NTL Incorporated, acquired the entire issued share capital of the UK subsidiaries which form part of the Company's combined group as presented in these financial statements (the "ComTel Shares"). These UK subsidiaries comprised Andover Cablevision Limited, Oxford Cable Limited, Stafford Communications Limited, Wessex Cable Limited, ComTel Coventry Limited, ComTel Cable Services Limited, Lichfield Cable Communications Limited, Tamworth Cable Communications Limited and Vision Networks Services UK Limited.

     On the same date an undertaking was entered into by NTL to acquire the entire issued share capital of ComTel Limited, Heartland Cablevision (UK) Limited and Heartland Cablevision II (UK) Limited, together with all interests in the Telecommunications Partnership and LP5 and LP6 (the "Telecential Assets"). The Telecential Assets form part of the Company's combined group as presented in these financial statements. The completion of the acquisition of the Telecential Assets is subject to compliance with certain obligations on all parties to the sale before March 15, 1999 or, subject to specific exceptions, December 31, 2002.

                             COMTEL UK FINANCE B.V.

                       COMBINED STATEMENTS OF OPERATIONS

                                                               SIX MONTHS ENDED
                                                                   JUNE 30
                                                                 (UNAUDITED)
                                                              ------------------
                                                               1997       1998
                                                                 L          L
                                                              -------    -------
                                                                (IN THOUSANDS)
REVENUE
Cable television............................................    4,921     21,534
Residential telephone.......................................    3,511     19,390
Business telecommunications.................................      274      2,570
                                                              -------    -------
                                                                8,706     43,494
                                                              -------    -------
OPERATING COSTS AND EXPENSES
Telephone...................................................    1,065      5,699
Programming.................................................    3,393     12,924
Selling, general and administrative.........................    7,640     24,140
Depreciation and amortisation...............................    8,897     25,969
                                                              -------    -------
                                                               20,995     68,732
                                                              -------    -------
OPERATING LOSS..............................................  (12,289)   (25,238)
Interest income.............................................      412        665
Interest expense............................................   (8,726)   (19,877)
Loss from equity investment.................................   (9,312)        --
Foreign exchange gain (loss)................................    3,876     (7,639)
                                                              -------    -------
LOSS BEFORE INCOME TAX EXPENSE..............................  (26,039)   (52,089)
Income tax expense..........................................       --         --
                                                              -------    -------
NET LOSS....................................................  (26,039)   (52,089)
                                                              =======    =======

    The accompanying notes are an integral part of these combined financial statements.

                             COMTEL UK FINANCE B.V.

                            COMBINED BALANCE SHEETS

                                                                JUNE 30, 1998
                                                                 (UNAUDITED)
                                                                      L
                                                                --------------
                                                                (IN THOUSANDS)
                                    ASSETS
Cash and cash equivalents...................................        11,517
Trade receivables (net of allowance for doubtful accounts of
  L3,854 at June 30, 1998)..................................        11,493
Other assets................................................       114,074
Property, plant and equipment, net..........................       295,132
Intangible assets, net......................................       156,923
                                                                   -------
          Total assets......................................       589,139
                                                                   =======

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                      L
                                                                --------------
                                                                (IN THOUSANDS)
Accounts payable............................................        23,248
Other liabilities...........................................        60,798
Debt and capital lease obligations..........................       309,706
Shareholders' equity........................................       195,387
                                                                   -------
          Total liabilities and shareholders' equity........       589,139
                                                                   =======

    The accompanying notes are an integral part of these combined financial statements.

                             COMTEL UK FINANCE B.V.

                   COMBINED STATEMENT OF SHAREHOLDERS' EQUITY

                                                              FOR THE SIX MONTH
                                                                PERIOD ENDED
                                                                JUNE 30, 1998
                                                              -----------------
                                                                 (UNAUDITED)
                                                                      L
                                                              -----------------
                                                               (IN THOUSANDS)
BALANCE AT DECEMBER 31, 1997................................        38,606
Capital contributions.......................................       208,870
Net loss....................................................       (52,089)
                                                                   -------
BALANCE AT JUNE 30, 1998....................................       195,387
                                                                   =======

    The accompanying notes are an integral part of these combined financial statements.

                             COMTEL UK FINANCE B.V.

                       COMBINED STATEMENTS OF CASH FLOWS

                                                               FOR THE SIX MONTH
                                                                 PERIODS ENDED
                                                                    JUNE 30
                                                              --------------------
                                                                  (UNAUDITED)
                                                                1997        1998
                                                                 L           L
                                                              --------    --------
                                                                 (IN THOUSANDS)
Cash flows from operating activities:
Net loss....................................................   (26,039)    (52,089)
Adjustments to reconcile net loss to net cash used in
  operating activities:
  Depreciation and amortisation.............................     8,897      25,969
  Loss from equity investment...............................     9,312       --
  Foreign exchange (gain) loss..............................    (3,876)      7,639
Change in operating assets and liabilities:
  Change in trade receivables...............................    (2,317)    (12,432)
  Change in other assets....................................     5,815       5,899
  Change in accounts payable................................    12,311      19,061
  Change in other liabilities...............................    (9,850)     10,312
Other.......................................................    (2,461)        654
                                                              --------    --------
Net cash used in/provided by operating activities...........    (8,208)      5,013
                                                              --------    --------
Cash flows from investing activities:
  Cash invested in property, plant and equipment............   (45,798)    (44,533)
  Proceeds from sale of ComTel Shares, net of cash on
     hand...................................................     --        267,652
  Acquisition of Telecential, net of cash received..........  (117,024)      --
  Advances to Telecential...................................   (15,893)      --
                                                              --------    --------
Net cash used in/provided by investing activities...........  (178,715)    223,119
                                                              --------    --------
Cash flows from financing activities:
  Proceeds from the issuance of debt........................   222,433     280,712
  Repayment of debt.........................................    (1,443)   (535,535)
  Repayment of advances.....................................   (62,456)      --
  Capital contributions from shareholders...................    33,786      28,089
                                                              --------    --------
Net cash provided by/used in financing activities...........   192,320    (226,734)
                                                              --------    --------
Net increase in cash and cash equivalents...................     5,397       1,398
Cash and cash equivalents at beginning of period............     9,977      10,119
                                                              --------    --------
Cash and cash equivalents at end of period..................    15,374      11,517
                                                              ========    ========

    The accompanying notes are an integral part of these combined financial statements.

                             COMTEL UK FINANCE B.V.

              NOTES TO THE UNAUDITED COMBINED FINANCIAL STATEMENTS

1.  THE COMPANY

     ComTel UK Finance B.V. ("the Company") is a holding company incorporated in The Netherlands to hold the United Kingdom cable assets of Vision Networks N.V. ("Vision Networks"). These assets comprise United Kingdom subsidiaries which have exclusive licences to operate a cable television and telecommunications business through partnerships and subsidiaries focused on certain franchise areas located north and east of Birmingham and north and west of London, England.

     References to Shareholders in these financial statements are to the subscribers to the Company.

     The preparation of unaudited financial statements in conformity with United States of America generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These unaudited financial statements are presented on a basis which is consistent with the audited financial statements included elsewhere, herein.

     The amounts pertaining to the unaudited combined financial statements are presented in thousands in pounds sterling ("L").

2.  SUPPLEMENTAL UNAUDITED PRO FORMA INFORMATION

     The following supplemental unaudited pro forma information includes 100% of the results of Vision Networks UK Holding B.V., Vision Networks (UK) Holdings Limited, Vision Networks (UK) I Limited, Vision Networks (UK) II Limited, Vision Networks Canada Limited, Andover Cablevision Limited, Oxford Cable Limited, Stafford Communications Limited, Wessex Cable Limited, ComTel Coventry Limited, ComTel Cable Services Limited, Lichfield Cable Communications Limited, Tamworth Cable Communications Limited, Vision Networks Services UK Limited, and Telecential Communications (UK) Limited and Telecential Communications (Canada) Limited (collectively "Telecential") on a pro forma basis for the six months ended June 30, 1997 as if Telecential had been acquired as of January 1, 1997.

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 1997
                                                                (UNAUDITED)
                                                                     L
                                                              ----------------
                                                               (IN THOUSANDS)
                                                              ----------------
Revenue.....................................................       34,063
Operating costs and expenses................................      (59,852)
                                                                  -------
Operating loss..............................................      (25,789)
Interest income.............................................          544
Interest expense............................................      (11,278)
Foreign exchange gain.......................................        3,876
                                                                  -------
Loss before income tax expense..............................      (32,647)
                                                                  -------
Income tax expense..........................................          (75)
                                                                  -------
Net loss....................................................      (32,722)
                                                                  =======

     The supplemental unaudited pro forma information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had Telecential operated as part of the Company for the six months ended June 30, 1997, nor is it necessarily indicative of the Company's future operating results or combined financial position.

                             COMTEL UK FINANCE B.V.

2.  SUPPLEMENTAL UNAUDITED PRO FORMA INFORMATION (CONTINUED)
     The Company has accounted for the acquisition of Telecential using the purchase method of accounting under United States of America generally accepted accounting principles. Accordingly, the purchase consideration in the acquisition has been allocated to the assets acquired and liabilities assumed with any excess being allocated to goodwill and amortised over 20 years.

     The six months ended June 30, 1997 supplemental unaudited pro forma information includes estimates made by the Company and assumptions that it believes to be reasonable.

     The supplemental unaudited pro forma information reflects the following:

          1. The actual results of operations for the Company for the six month period ended June 30, 1997.

          2. The results of operations for Telecential for the six month period ended June 30, 1997 as if Telecential had been acquired January 1, 1997.

          3. Amortisation of goodwill based on purchase price allocation as if Telecential had been acquired January 1, 1997.

          4. Interest expense related to loans incurred to finance the acquisition of Telecential as if the loans had been outstanding since January 1, 1997.

          5. The elimination of intercompany income and expenses as if Telecential had been acquired January 1, 1997.

3.  SUBSEQUENT EVENTS

     On June 16, 1998 NTL Group Limited ("NTL"), a subsidiary of NTL Incorporated, acquired the entire issued share capital of the UK subsidiaries which form part of the Company's combined group as presented in these financial statements (the "ComTel Shares"). These UK subsidiaries comprised Andover Cablevision Limited, Oxford Cable Limited, Stafford Communications Limited, Wessex Cable Limited, ComTel Coventry Limited, ComTel Cable Services Limited, Lichfield Cable Communications Limited, Tamworth Cable Communications Limited and Vision Networks Services UK Limited.

     On the same date an undertaking was entered into by NTL to acquire the entire issued share capital of ComTel Limited, Heartland Cablevision (UK) Limited and Heartland Cablevision II (UK) Limited, together with all interests in the Telecommunications Partnership and LP5 and LP6 (the "Telecential Assets"). The Telecential Assets form part of the Company's combined group as presented in these financial statements. The completion of the acquisition of the Telecential Assets is subject to compliance with certain obligations on all parties to the sale before March 15, 1999 or, subject to specific exceptions, December 31, 2002.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders of
Telecential Communications (Canada) Limited and
Telecential Communications (UK) Limited

     We have audited the accompanying combined balance sheet of Telecential Communications (Canada) Limited and Telecential Communications (UK) Limited (collectively "Telecential") as of December 31, 1996 and the related combined statement of operations, shareholders' equity and cash flows for the sixteen month period ended December 31, 1996. The companies are under common ownership and common management. These combined financial statements are the responsibility of the Telecential management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom which are similar to those in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Telecential as of December 31, 1996 and the combined results of their operations and their combined cash flows for the sixteen month period ended December 31, 1996 in conformity with generally accepted accounting principles in the United States of America.

DELOITTE & TOUCHE

Chartered Accountants
Bracknell, England
June 5, 1998
(July 16, 1998 as to note 9)

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

                        COMBINED STATEMENT OF OPERATIONS

                                                                                         FOUR MONTHS
                                            SIXTEEN MONTHS          YEAR ENDED              ENDED
                                                ENDED            DECEMBER 31, 1996    DECEMBER 31, 1995
                                          DECEMBER 31, 1996         (UNAUDITED)          (UNAUDITED)
                                                  L                      L                    L
                                         --------------------    -----------------    -----------------
                                                                 (IN THOUSANDS)
REVENUE
Cable television.......................         26,829                 21,196               5,633
Residential telephone..................         20,273                 16,363               3,910
Business telecommunications............            982                    855                 127
                                               -------                -------              ------
                                                48,084                 38,414               9,670
                                               -------                -------              ------
OPERATING COSTS AND EXPENSES
Telephone..............................          8,370                  6,880               1,490
Programming............................         15,346                 12,557               2,789
Selling, general and administrative....         28,709                 23,125               5,584
Depreciation and amortisation..........         18,199                 14,660               3,539
                                               -------                -------              ------
                                                70,624                 57,222              13,402
                                               -------                -------              ------
OPERATING LOSS.........................        (22,540)               (18,808)             (3,732)
Interest income........................            288                    207                  81
Interest expense.......................        (13,372)               (11,834)             (1,538)
Other income...........................             83                     83                  --
                                               -------                -------              ------
LOSS BEFORE INCOME TAX EXPENSE.........        (35,541)               (30,352)             (5,189)
Income tax expense (note 3)............           (129)                   (97)                (32)
                                               -------                -------              ------
NET LOSS...............................        (35,670)               (30,449)             (5,221)
                                               =======                =======              ======

    The accompanying notes are an integral part of these combined financial statements.

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

                             COMBINED BALANCE SHEET

                                                                    AT
                                                               DECEMBER 31,
                                                                   1996
                                                                    L
                                                              --------------
                                                              (IN THOUSANDS)
ASSETS
Cash and cash equivalents...................................       6,501
Trade receivables (net of allowance for doubtful accounts of
  L2,100 at December 31, 1996)..............................       3,299
Other assets................................................       2,319
Property, plant and equipment, net (note 4).................     222,157
Investments (note 5)........................................         969
Franchise costs less accumulated amortisation of L1,109 at
  December 31, 1996.........................................       6,187
                                                                 -------
Total assets................................................     241,432
                                                                 =======

LIABILITIES AND SHAREHOLDERS' EQUITY
                                                                    L
                                                                 -------
                                                              (IN THOUSANDS)
Accounts payable............................................      12,521
Other liabilities...........................................      11,375
Debt and capital lease obligations (note 6).................     142,861
Shareholders' equity........................................      74,675
                                                                 -------
Total liabilities and shareholders' equity..................     241,432
                                                                 =======

    The accompanying notes are an integral part of these combined financial statements.

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

                   COMBINED STATEMENT OF SHAREHOLDERS' EQUITY

                                                                                                    TOTAL
                                 COMMON SHARES   COMMON SHARE     ADDITIONAL      ACCUMULATED   SHAREHOLDERS'
                                   (NOTE 8)        CAPITAL      PAID-IN CAPITAL     DEFICIT        EQUITY
                                    NUMBER            L                L               L              L
                                 -------------   ------------   ---------------   -----------   -------------
                                                                (IN THOUSANDS)
BALANCE AT SEPTEMBER 1, 1995...       200            --              84,201         (37,344)        46,857
Shares issued and capital
  contributions................        --            --              60,000              --         60,000
Net loss.......................        --            --                  --         (35,670)       (35,670)
Interest imputed on
  shareholders' subordinated
  debt (note 6)................        --            --                  --           3,488          3,488
                                      ---             --            -------         -------        -------
BALANCE AT DECEMBER 31, 1996...       200            --             144,201         (69,526)        74,675
                                      ===             ==            =======         =======        =======

    The accompanying notes are an integral part of these combined financial statements.

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

                        COMBINED STATEMENT OF CASH FLOWS

                                                                                         FOUR MONTHS
                                            SIXTEEN MONTHS          YEAR ENDED              ENDED
                                                ENDED            DECEMBER 31, 1996    DECEMBER 31, 1995
                                          DECEMBER 31, 1996         (UNAUDITED)          (UNAUDITED)
                                                  L                      L                    L
                                         --------------------    -----------------    -----------------
                                                                 (IN THOUSANDS)
Cash flows from operating activities:
Net loss for the period................         (35,670)              (30,449)              (5,221)
Adjustments to reconcile net loss to
  net cash provided by/(used in)
  operating activities:
  Depreciation and amortisation........          18,199                14,660                3,539
  Amortisation of deferred financing
     costs.............................           5,146                 4,946                  200
  Interest imputed on shareholders'
     subordinated debt.................           3,488                 3,404                   84
Change in operating assets and
  liabilities:
  Change in trade receivables..........          (1,923)                 (381)              (1,542)
  Change in other assets...............           2,513                 3,444                 (931)
  Change in accounts payable...........           2,291                 3,585               (1,294)
  Change in other liabilities..........           5,600                 4,971                  629
                                               --------               -------              -------
Net cash (used in)/provided by
  operating activities.................            (356)                4,180               (4,536)
                                               --------               -------              -------
Cash flows from investing activities:
  Cash invested in property and
     equipment.........................         (99,044)              (74,119)             (24,925)
  Cash invested in set up & prematurity
     costs.............................          (7,513)               (5,847)              (1,666)
  Proceeds from disposition of
     assets............................              16                    16                   --
                                               --------               -------              -------
Net cash used in investing
  activities...........................        (106,541)              (79,950)             (26,591)
                                               --------               -------              -------
Cash flows from financing activities:
  Shareholder advances.................         112,113                81,403               30,710
  Repayment of shareholder advances....         (60,000)              (60,000)                  --
  Repayment of capital lease
     obligations.......................            (961)                 (434)                (527)
  Issue of share capital...............          60,000                60,000                   --
                                               --------               -------              -------
Net cash provided by financing
  activities...........................         111,152                80,969               30,183
                                               --------               -------              -------
Net increase/(decrease) in cash and
  cash equivalents.....................           4,255                 5,199                 (944)
Cash and cash equivalents at beginning
  of period............................           2,246                 1,302                2,246
                                               --------               -------              -------
Cash and cash equivalents at end of
  period...............................           6,501                 6,501                1,302
                                               ========               =======              =======

    The accompanying notes are an integral part of these combined financial statements.

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS

1.  TELECENTIAL

     Telecential Communications (Canada) Limited and Telecential Communications
(UK) Limited (collectively "Telecential") have exclusive licenses to operate a cable television and telecommunications business through their partnerships and subsidiaries focused on certain franchise areas located south and east of Birmingham and north and west of London, England.

     At December 31, 1996, Telecential was indirectly 50% owned by each of Koninklijke PTT Nederland N.V. and TELUS Corporation of Canada.

     All amounts herein are presented in thousands in pounds sterling ("L").

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Telecential combined financial statements have been prepared in accordance with United States of America generally accepted accounting principles.

     Principles of Combination -- The financial statements combine the accounts of Telecential and those of all majority owned subsidiaries for the 16 month period ended December 31, 1996. The subsidiaries are under common ownership and common management. All significant intercompany accounts and transactions have been eliminated on combination.

     Use of Estimates -- The preparation of financial statements in conformity with United States of America generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cable System Costs and Expenses -- Telecential accounts for costs and expenses applicable to the construction and operation of its cable system under Statement of Financial Accounting Standards ("SFAS") No. 51, "Financial Reporting by Cable Television Companies". Costs and expenses incurred in each franchise during the set up period of the cable system have been capitalised in full. Certain expenses incurred during the prematurity period are apportioned between capital and revenue on the basis of the average number of subscribers as a fraction of the number of subscribers estimated at the end of the prematurity period. The prematurity period is deemed to run from when the first subscriber is connected to the system to the earlier of three years or when the number of cable television and telephony subscribers represents an appropriate penetration percentage of the number of homes passed.

     Franchise Costs -- Costs arising on the acquisition of franchises are capitalised in accordance with SFAS 51 and are amortised on a straight line basis over twenty years.

     Revenue Recognition -- Revenue is recognised as services are delivered. Initial connection fees are recognised in the period of connection.

     Income Tax Expense -- Deferred tax assets and liabilities are recognised for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases to the extent that they are available to Telecential. Under this method, deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. A valuation allowance is raised against a deferred tax asset where it is more likely than not some portion of the deferred tax asset will not be realised.

     Investments -- Investments are stated at original cost less any appropriate provisions for permanent diminution in value.

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

           NOTES TO THE COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Property, Plant and Equipment -- Property, plant and equipment is stated at cost. Depreciation on equipment other than cable infrastructure is computed on a straight line basis using estimated useful lives of five to ten years. Cable infrastructure is depreciated over twenty years. Leasehold improvements are depreciated on a straight line basis over the lease periods.

     Cash and Cash Equivalents -- Cash and cash equivalents include highly liquid investments with original maturity of three months or less that are readily convertible to cash.

     Foreign Currencies -- The primary economic environment in which Telecential operates is the United Kingdom and hence its reporting currency is the United Kingdom pound sterling. Transactions in foreign currencies are recorded using the rate of exchange in effect on the date of the transaction or at the forward rate if the transaction has been hedged. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange in effect on the balance sheet date and gains or losses on translation are included in the statement of operations.

     Leasing Commitments -- Assets held under finance leases are capitalised in the balance sheet and are depreciated over their useful lives. The interest element of the rental obligation is charged to expense over the period of the lease and represents a constant proportion of the balance of capital repayments outstanding.

     Rentals paid under operating leases are charged to expense on a straight line basis over the lease term.

     Pension Plan -- Telecential operates a defined contribution pension plan for eligible employees and contributes up to specified limits to a third party plan of the employee's choice. Pension costs which totalled L437,000 in the sixteen month period ended December 31, 1996 represent the contributions payable to the selected plans.

     Concentration of Credit Risk and Market Risk -- Telecential operates predominantly in one industry segment, the provision of cable television and telecommunications services in certain areas of England. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising Telecential's customer base. Ongoing credit evaluations of customers' financial condition are performed and generally, no collateral is required. Telecential maintains reserves for potential credit losses and such losses, in the aggregate, have not exceeded management's estimates. No single customer accounts for 10% or more of combined revenues.

     Fair Value of Financial Instruments -- Financial instruments are defined as cash or contracts relating to the receipt, delivery or exchange of financial instruments. Except as otherwise noted, fair value approximates the carrying value of such instruments.

3.  INCOME TAX EXPENSE

     No provision for deferred taxation has been made due to operating losses incurred to date. Various subsidiary entities of Telecential have net tax operating losses carried forward of approximately L38 million at December 31, 1996.

     The operating losses have an unlimited carry forward period under United Kingdom tax law (subject to restrictions on a loss carried forward where there is a change in group ownership and a major change in the nature or conduct of the business), but are limited in their use to the type of business which generated the loss and to those entities in which the losses arose.

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

           NOTES TO THE COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INCOME TAX EXPENSE (CONTINUED)
     Differences between the tax benefit recognised in the financial statements and the expected tax benefit at the United Kingdom statutory rate of 33% are summarised as follows:

                                                            YEAR ENDED        FOUR MONTHS ENDED
                                 SIXTEEN MONTHS ENDED    DECEMBER 31, 1996    DECEMBER 31, 1995
                                  DECEMBER 31, 1996         (UNAUDITED)          (UNAUDITED)
                                          L                      L                    L
                                 --------------------    -----------------    -----------------
                                                         (IN THOUSANDS)
Tax benefit on loss before
  income tax expense at
  statutory rate...............        (10,706)               (9,010)              (1,696)
Non-deductible expenses........             28                    21                    7
Tax benefit of operating losses
  not recognised currently.....         10,807                 9,086                1,721
                                       -------                ------               ------
Income tax expense.............            129                    97                   32
                                       =======                ======               ======
Deferred tax assets relating
  to:
Net losses.....................         12,509                12,509                7,917
Valuation allowance............         (8,046)               (8,046)                 (47)
                                       -------                ------               ------
                                         4,463                 4,463                7,870

Deferred tax liabilities
  relating to:
Property, plant and
  equipment....................         (4,463)               (4,463)              (7,870)
                                       -------                ------               ------
Deferred tax per balance
  sheet........................             --                    --                   --
                                       =======                ======               ======

     The ultimate realisation of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, the level of historical taxable losses, and tax planning strategies in making its assessment as to the appropriateness of the reported valuation allowance.

     The income tax expense for the period represents current taxation on those United Kingdom profits against which United Kingdom tax relief cannot be offset.

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

           NOTES TO THE COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

4.  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment is stated at cost and comprises:

                                                              DECEMBER 31, 1996
                                                                      L
                                                              -----------------
                                                               (IN THOUSANDS)
Land and buildings and improvements.........................         3,922
Plant and equipment.........................................       234,593
Set-up and prematurity costs................................        19,768
                                                                   -------
                                                                   258,283
Less accumulated depreciation...............................       (36,126)
                                                                   -------
                                                                   222,157
                                                                   =======

     Telecential leases certain plant and equipment under arrangements accounted for as capital leases. The original cost of assets held under these arrangements was L13,847 at December 31, 1996. Accumulated depreciation charged against these assets was L3,693 at December 31, 1996.

     Depreciation expense totalled L18,199 in the sixteen month period ended December 31, 1996 of which L1,264 represented depreciation on assets held under capital lease arrangements.

5.  INVESTMENTS

     Investments are stated at cost and comprise:

                                                       DECEMBER 31, 1996
                                                               L
                                                       -----------------
                                                        (IN THOUSANDS)
ComTel Coventry Limited..............................         869
Other................................................         100
                                                              ---
                                                              969
                                                              ===

     ComTel Coventry Limited is registered in England and Wales and holds the cable television license for the Coventry franchise. The amount for ComTel Coventry Limited represented a 12.25% shareholding in the company. The remaining shares were held by a related company, Vision Networks UK Holding B.V., at December 31, 1996 and to whom the above equity interest was transferred, at cost, during 1997.

     The fair value of the above investments is not less than original cost.

6.  DEBT AND CAPITAL LEASE OBLIGATIONS

                                                       DECEMBER 31, 1996
                                                               L
                                                       -----------------
                                                        (IN THOUSANDS)
Bank loan............................................        30,000
Shareholders' subordinated debt......................        95,223
Capital lease obligations............................        17,638
                                                            -------
                                                            142,861
                                                            =======

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

           NOTES TO THE COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

6.  DEBT AND CAPITAL LEASE OBLIGATIONS (CONTINUED)

  Bank Loan

     In December 1994, Telecential entered into a L140 million facility with a syndicate of banks. Following initial drawdowns which totalled L30 million, Telecential was unable to make any further drawdowns on the loan and the balance of the facility was cancelled. The bank facility was therefore fully drawn at December 31, 1996. Interest was at LIBOR plus 3%. At December 31, 1996, the rate was 9.047%. Interest and commitment fees expense amounted to L4,313 during the sixteen month period ended December 31, 1996. The loan was repaid in August 1997 and the remaining facility cancelled.

  Shareholders' Subordinated Debt

     The changes in shareholders' subordinated debt in the period were as follows:

                                                                   1996
                                                                    L
                                                              --------------
                                                              (IN THOUSANDS)
As at September 1, 1995.....................................      43,110
Subordinated debt borrowings................................     112,113
Subordinated debt converted to equity.......................     (60,000)
                                                                 -------
As at December 31, 1996.....................................      95,223
                                                                 =======

     The shareholders' subordinated debt is interest free and has no specific repayment terms. An imputed interest expense of L3,488,000 has been recognised and accounted for as a capital contribution. The interest expense has been calculated by applying a variable rate comprising the aggregate of a margin and LIBOR applicable to the related loan made to the company's parent by ING Bank NV. As at December 31, 1996, the margin was 15 basis points and the one month LIBOR rate was 6.047%.

  Capital Lease Obligations

     Future minimum lease payments under non cancellable capital leases are summarised as follows as of December 31, 1996:

                                                                    L
                                                              --------------
                                                              (IN THOUSANDS)
1997........................................................       1,588
1998........................................................       2,283
1999........................................................       1,242
2000........................................................       1,961
2001........................................................       1,547
Thereafter..................................................       9,017
                                                                  ------
                                                                  17,638
Imputed interest............................................         602
                                                                  ------
                                                                  18,240
                                                                  ======

     Cash paid for interest on capital leases totalled L1,059 for the sixteen month period ended December 31, 1996.

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

           NOTES TO THE COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

7.  COMMITMENTS AND CONTINGENCIES

  Operating Leases

     Telecential leases business offices and uses certain equipment under lease agreements accounted for as operating leases. Minimum rental expenses under such arrangements amounted to L2,533 for the sixteen month period ended December 31, 1996.

     Future minimum lease payments under non cancellable operating leases are summarised as follows as of December 31, 1996:

                                                               L
                                                         --------------
                                                         (IN THOUSANDS)
1997...................................................       1,806
1998...................................................       3,017
1999...................................................       1,646
2000...................................................       1,643
2001...................................................       4,586
Thereafter.............................................      28,113
                                                             ------
                                                             40,811
                                                             ======

     It is expected that, in the normal course of business, expiring leases will be renewed or replaced by leases on other properties.

  Milestones

     Telecential is obligated under the terms of its existing licenses, and under the milestone requirements of Local Delivery Licenses ("LDL's") to construct cable systems passing a predefined number of premises. Should Telecential fail to achieve these milestones, without license modifications, the Director General could commence proceedings to require compliance. Similarly the Independent Television Commission ("ITC") may commence proceedings to require compliance with the build milestones in the LDL's.

     If Telecential is unable to comply, its license in respect of which milestones have not been met could be revoked and awarded to other cable operators, which could have a material adverse effect on Telecential.

     As of December 31, 1996 Telecential was in compliance with its milestone obligations.

                  TELECENTIAL COMMUNICATIONS (CANADA) LIMITED
                    TELECENTIAL COMMUNICATIONS (UK) LIMITED

           NOTES TO THE COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

8.  COMMON SHARE CAPITAL

     Common Share Capital comprises:

                                                              DECEMBER 31, 1996
                                                                      L
                                                              -----------------
                                                               (IN THOUSANDS)
Telecential Communications (Canada) Limited:
Authorised:
Unlimited number of Common Shares with no par value
Called up, allotted and fully paid:
200 Common Shares of no par value each......................           --
                                                                   ------
                                                                       --
                                                                   ======
Telecential Communications (UK) Limited:
Authorised:
Unlimited number of Common Shares with L0.05 par value
Called up, allotted and fully paid:
200 Common Shares of L0.05 par value each (L10).............           --
                                                                   ------
                                                                       --
                                                                   ======

9.  SUBSEQUENT EVENTS

     On June 16, 1998, NTL Group Limited, a subsidiary of NTL Incorporated, entered into an undertaking to acquire the entire issued share capital of ComTel Limited, Heartland Cablevision (UK) Limited and Heartland Cablevision II (UK) Limited, together with all interests in the Telecommunications Partnership and LP5 and LP6 (the "Telecential Assets"). The Telecential Assets form substantially all of Telecential's combined group as presented in these financial statements. The completion of the acquisition of the Telecential Assets is subject to compliance with certain obligations on all parties to the sale before March 15, 1999 or, subject to specific exceptions, December 31, 2002.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders
Diamond Cable Communications Plc

     We have audited the accompanying consolidated balance sheets of Diamond Cable Communications Plc and subsidiaries ("the Group") as of December 31, 1996 and 1997 and the related consolidated statements of operations, shareholders' deficit and cash flows for each of the years in the three year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Group as of December 31, 1996 and 1997 and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 1997 in conformity with generally accepted accounting principles in the United States of America.

KPMG
Chartered Accountants
Registered Auditors
Nottingham, England
March 12, 1998

                        DIAMOND CABLE COMMUNICATIONS PLC

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                 YEAR ENDED DECEMBER 31,
                                                             --------------------------------
                                                               1995        1996        1997
                                                             --------    --------    --------
                                                                      (IN THOUSANDS)
REVENUE
Business telecommunications................................  L  5,852    L  9,763    L 14,208
Residential telephone......................................     6,662      17,723      29,495
Cable television...........................................     3,479      10,091      16,602
                                                             --------    --------    --------
                                                               15,993      37,577      60,305
                                                             --------    --------    --------
OPERATING COSTS AND EXPENSES
Telephone..................................................    (5,454)     (9,776)    (12,088)
Programming................................................    (1,844)     (6,041)     (9,749)
Selling, general and administrative........................   (13,020)    (22,391)    (27,192)
Depreciation and amortization..............................    (8,867)    (21,380)    (27,620)
                                                             --------    --------    --------
                                                              (29,185)    (59,588)    (76,649)
                                                             --------    --------    --------
OPERATING LOSS.............................................   (13,192)    (22,011)    (16,344)
Interest income............................................     3,887       3,441       6,440
Interest expense and amortization of debt discount and
  expenses.................................................   (17,118)    (40,334)    (66,367)
Foreign exchange gains/(losses), net as foreign currency
  denominated indebtedness (note 17).......................       925      31,018     (12,555)
Unrealized (losses)/gains on derivative financial
  instruments (note 3).....................................      (868)     (7,944)        669
Realized gain on derivative financial instruments (note
  4).......................................................        --          --      11,553
Other expenses (note 5)....................................    (1,241)         --          --
                                                             --------    --------    --------
Loss before income taxes...................................   (27,607)    (35,830)    (76,604)
Income taxes (note 6)......................................        --          --          --
                                                             --------    --------    --------
NET LOSS...................................................  L(27,607)   L(35,830)   L(76,604)
                                                             ========    ========    ========

        See accompanying Notes to the Consolidated Financial Statements.

                        DIAMOND CABLE COMMUNICATIONS PLC

                          CONSOLIDATED BALANCE SHEETS

                                                                 AT DECEMBER 31,
                                                              ---------------------
                                                                1996        1997
                                                              --------    ---------
                                                              (IN THOUSANDS EXCEPT
                                                                   SHARE DATA)
                                      ASSETS
Cash and cash equivalents (note 7)..........................  L 18,311    L  75,680
Trade receivables (net of allowance for doubtful accounts of
  L1,691 and L2,788 at December 31, 1996 and 1997
  respectively (note 8))....................................     6,389        8,569
Other assets................................................     3,904        4,470
Deferred financing costs (less accumulated amortization of
  L1,325 and L2,627 at December 31, 1996 and 1997
  respectively).............................................    19,573       15,533
Property and equipment, net (note 9)........................   277,301      365,636
Goodwill (less accumulated amortization of L6,064 and
  L10,914 at December 31, 1996 and 1997 respectively).......    90,896       86,046
Franchise costs (less accumulated amortization of L91 and
  L116 at December 31, 1996 and 1997 respectively)..........       445          423
                                                              --------    ---------
          Total Assets......................................  L416,819    L 556,357
                                                              ========    =========

                  LIABILITIES AND SHAREHOLDERS' EQUITY/(DEFICIT)
Accounts payable............................................  L 18,528    L  22,319
Other liabilities...........................................    19,150       11,224
Senior discount notes (note 10).............................   314,418      534,861
Capital lease obligations (note 11).........................     8,146        8,041
Mortgage loan (note 12).....................................     2,477        2,423
Shareholders' equity/(deficit) (note 13)....................
Ordinary shares: 70,000,000 authorized; 59,138,791 shares
  issued at December 31, 1996 and 1997......................     1,478        1,478
Non-voting deferred shares:
6 shares authorized and issued at December 31, 1996 and
  1997......................................................        --           --
Additional paid-in-capital..................................   134,466      134,466
Unrealized loss on securities...............................      (197)        (204)
Accumulated deficit.........................................   (81,647)    (158,251)
                                                              --------    ---------
          Total Liabilities and Shareholders
            Equity/(Deficit)................................  L416,819    L 556,357
                                                              ========    =========

        See accompanying Notes to the Consolidated Financial Statements

                        DIAMOND CABLE COMMUNICATIONS PLC

           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY/(DEFICIT)

                                                            NON-VOTING
                                                             DEFERRED                                                   TOTAL
                                      ORDINARY SHARES        SHARES(I)      ADDITIONAL   UNREALIZED                 SHAREHOLDERS'
                                    -------------------   ---------------    PAID-IN-     LOSS ON     ACCUMULATED      EQUITY/
                                      NUMBER       L      NUMBER     L       CAPITAL     SECURITIES     DEFICIT       (DEFICIT)
                                    ----------   ------   ------   ------   ----------   ----------   -----------   -------------
                                                                  (IN THOUSANDS EXCEPT SHARE DATA)
BALANCE AT JANUARY 1, 1995........  31,903,232    L 797     6       L  --    L 43,505      L  --       L (18,210)     L 26,092
Shares issued and capital
  contributions (net of
  expenses).......................   9,437,428      236    --          --      26,742         --              --        26,978
Bonus shares issued...............   2,413,515       61    --          --         (61)        --              --            --
Unrealized loss on securities.....          --       --    --          --          --       (330)             --          (330)
Net loss..........................          --       --    --          --          --         --         (27,607)      (27,607)
                                    ----------   ------     --     ------    --------      -----       ---------      --------
BALANCE AT DECEMBER 31, 1995......  43,754,175   L1,094     6       L  --    L 70,186      L(330)      L (45,817)     L 25,133
                                    ==========   ======     ==     ======    ========      =====       =========      ========
BALANCE AT JANUARY 1, 1996........  43,754,175   L1,094     6       L  --    L 70,186      L(330)      L (45,817)     L 25,133
Shares issued and capital
  contributions (net of
  expenses).......................  15,384,616      384    --          --      64,280         --              --        64,664
Unrealized gain on securities.....          --       --    --          --          --        133              --           133
Net loss..........................          --       --    --          --          --         --         (35,830)      (35,830)
                                    ----------   ------     --     ------    --------      -----       ---------      --------
BALANCE AT DECEMBER 31, 1996......  59,138,791   L1,478     6       L  --    L134,466      L(197)      L (81,647)     L 54,100
                                    ==========   ======     ==     ======    ========      =====       =========      ========
BALANCE AT JANUARY 1, 1997........  59,138,791   L1,478     6       L  --    L134,466      L(197)      L (81,647)     L 54,100
Unrealized loss on securities.....          --       --    --          --          --         (7)             --            (7)
Net loss..........................          --       --    --          --          --         --         (76,604)      (76,604)
                                    ----------   ------     --     ------    --------      -----       ---------      --------
BALANCE AT DECEMBER 31, 1997......  59,138,791   L1,478     6       L  --    L134,466      L(204)     L (158,251)     L(22,511)
                                    ==========   ======     ==     ======    ========      =====       =========      ========

---------------
(i) On September 4, 1995, the six A shares were automatically converted into six non-voting deferred shares in accordance with the Articles of the Company.

        See accompanying Notes to the Consolidated Financial Statements

                        DIAMOND CABLE COMMUNICATIONS PLC

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31
                                                          -----------------------------------
                                                            1995         1996         1997
                                                          ---------    ---------    ---------
                                                                    (IN THOUSANDS)
Cash flows from operating activities:
Net loss................................................  L (27,607)   L (35,830)   L (76,604))
Adjustments to reconcile net loss to net cash (used
  in)/provided by operating activities:
Depreciation and amortization...........................      8,867       21,380       27,620
Foreign exchange (gains)/losses.........................       (613)     (31,468)      11,714
(Profit)/loss on disposition of assets..................        (11)         (11)         110
Provision for losses on accounts receivable.............        407          918        1,097
Amortization of deferred financing costs................        312          943        9,301
Accretion of senior note discount.......................     14,335       38,157       55,038
Accretion of investment income..........................        524           --           --
Profit on disposition of investments....................     (2,733)          --           --
Change in operating assets and liabilities:
Change in trade receivables.............................     (1,577)      (3,724)      (3,277)
Change in other assets..................................     (2,175)       1,300         (566)
Change in accounts payable..............................      4,532       (1,680)       4,255
Change in other liabilities.............................      1,626        8,667       (7,812)
                                                          ---------    ---------    ---------
Net cash (used in)/provided by operating activities.....     (4,113)      (1,348)      20,876
                                                          ---------    ---------    ---------
Cash flows from investing activities:
Cash invested in property and equipment.................   (102,899)    (128,246)    (110,145)
Cash invested in marketable securities..................    (17,445)          --           --
Proceeds from disposition of assets.....................         72           65           62
Proceeds from disposition of investments................     73,644           --           --
Cash paid for franchises................................        (45)         (29)          (3)
Payment for purchase of LCL (net of cash acquired)......   (108,844)          --           --
                                                          ---------    ---------    ---------
Net cash used in investing activities...................   (155,517)    (128,210)    (110,086)
                                                          ---------    ---------    ---------
Cash flows from financing activities:
Proceeds of issue of debt...............................    194,881           --      153,691
Debt financing costs....................................     (7,924)      (9,096)      (5,375)
New loans...............................................     94,000           --           --
Repayment of loans......................................    (94,119)         (23)         (54)
Capital element of capital lease obligations............       (841)      (1,117)      (1,676)
Issue of shares and capital contributions (net of
  expenses).............................................     26,978       64,664           --
Net decrease in short-term borrowings...................       (773)          --           --
                                                          ---------    ---------    ---------
Net cash provided by financing activities...............    212,202       54,428      146,586
                                                          ---------    ---------    ---------
Net increase/(decrease) in cash.........................     52,572      (75,130)      57,376
Cash and cash equivalents at beginning of year..........     41,066       93,308       18,311
Effect of exchange rate changes on cash and cash
  equivalents...........................................       (330)         133           (7)
                                                          ---------    ---------    ---------
Cash and cash equivalents at end of year (note 7).......  L  93,308    L  18,311    L  75,680
                                                          =========    =========    =========

        See accompanying Notes to the Consolidated Financial Statements.

                        DIAMOND CABLE COMMUNICATIONS PLC

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  THE COMPANY

     Diamond Cable Communications Plc ("the Company"), has exclusive licenses to operate a cable television and telecommunications business through its subsidiaries focused on certain franchise areas centered around Nottingham, England.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Accounting -- The consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles.

     Principles of Consolidation -- The consolidated financial statements include the accounts of Diamond Cable Communications Plc and those of all majority owned subsidiaries. All significant intercompany accounts and transactions have been eliminated on consolidation. Until September 1, 1994 the business of the Group was conducted by Diamond Cable (Nottingham) Limited which was subsequently renamed Diamond Cable Communications (UK) Limited ("DCL") and its subsidiary undertakings. On September 1, 1994 the shareholders of DCL transferred all of their ordinary shares of 2.5p each and A shares of 25p each to the Company in exchange for ordinary shares of 2.5p each and A shares of 25p each in the Company. The transaction was accounted for at book value. During 1995, the Company through Jewel Holdings Limited ("Jewel") acquired the entire share capital of three undertakings, referred to collectively as "LCL". The transaction has been recorded using the purchase method of accounting.

     Cable System Costs and Expenses -- The Group accounts for costs and expenses applicable to the construction and operation of its cable system under Statement of Financial Accounting Standard ("SFAS") No. 51, "Financial Reporting by Cable Television Companies". In accordance with the standard the cable infrastructure is being depreciated over 40 years weighted by factors influenced by the growth in the number of subscribers. The prematurity period covers the period between connecting the first customer and substantial completion of the network. Initial subscriber installation costs are capitalized and depreciated over a period of 7 years. A proportion of the costs of the installation department representing the costs of disconnecting and reconnecting subscribers is charged to expenses.

     Revenue Recognition -- Revenue is recognized as services are delivered. Initial connection fees are recognized in the period of connection to the extent that the fee is offset by direct selling costs. The remainder is recognized over the estimated average period that subscribers are expected to remain connected to the system.

     Interest Rate Swap -- Interest rate swaps, which are not designated to an asset or liability, are recorded on the balance sheet in other assets or other liabilities at their market value. Any gains or losses are recognized in the consolidated statement of operations. Interest rate swaps which are designated to assets and liabilities are accounted for on an accruals basis.

     Income Taxes -- Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax

                        DIAMOND CABLE COMMUNICATIONS PLC

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. A valuation allowance is raised against a deferred tax asset where it is more likely than not that some portion of the deferred tax asset will not be realized.

     Goodwill -- Goodwill arising on the acquisition of subsidiaries is amortized on a straight line basis over twenty years.

     Impairment of Cable Systems and Goodwill -- The Company assesses the recoverability of these assets by determining whether the carrying value can be recovered through projected undiscounted future operating cash flows. The amount of impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate reflecting the average cost of funds of financing such assets. The assessment of the recoverability will be impacted if changes in technology or other market conditions result in the projected future operating cash flows not being achieved.

     Property and Equipment -- Property and equipment is stated at cost. Depreciation on equipment other than cable infrastructure is computed on a straight line basis using estimated useful lives of 5 to 10 years. Motor vehicles are depreciated on a reducing balance basis over 3 years. Leasehold improvements are depreciated on a straight line basis over the period of the lease.

     Franchise Costs -- Costs relating to an unsuccessful application are charged to operations while costs relating to successful applications are amortized over the franchise term, generally 23 years.

     Cash and Cash Equivalents -- Cash and cash equivalents include highly liquid investments with original maturity of three months or less that are readily convertible to cash.

     Foreign Currencies -- The primary economic environment in which the Group operates is the United Kingdom and hence its reporting currency is the United Kingdom Pound Sterling (L). Transactions in foreign currencies are recorded using the rate of exchange in effect on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange in effect on the balance sheet date and gains or losses on translation are included in the consolidated statement of operations. Foreign exchange forward contracts which do not hedge firm commitments are accounted at market value with reported gains and losses recorded in the consolidated statement of operations.

     Pension Costs -- The Group operates a defined contribution pension scheme and also contributes up to specified limits to the third party plan of the employee's choice. Pension costs of L55,000, L125,000 and L196,000 in 1995, 1996 and 1997 respectively, represent the contributions payable to the selected plans.

     Senior Discount Notes -- The debt discount is amortized to the consolidated statement of operations on a constant yield to maturity basis.

     Deferred Financing Costs -- Costs incurred relating to the issue of debt are shown as an asset on the consolidated balance sheet and are amortized over the term of the debt as an adjustment of yield.

     Share Options -- The Group accounts for stock-based compensation using the recognition provisions of APB No. 25, "Accounting for Stock Issued to Employees". Compensation expense is measured as the difference between the exercise price and the market price of the stock on the date of the grant of the option and is amortized as a charge to the consolidated statement of operations over the vesting period of the option. The disclosure requirements of SFAS No. 123, "Accounting for Stock-Based Compensation" are set out in note 18.

     New Accounting Standards Applicable to the Group -- SFAS No. 129, "Disclosure of Information about Capital Structure" was issued in February 1997 and lists the requirements for disclosures about the characteristics of the shares in issue. SFAS No. 129 is effective for financial statements for periods ending

                        DIAMOND CABLE COMMUNICATIONS PLC

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) after December 15, 1997. No significant changes to the disclosure in the consolidated financial statements have been necessary to comply with this statement.

     SFAS No. 130, "Reporting Comprehensive Income" was issued in June 1997, and is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. It requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. It requires that an enterprise (a) classify items of other comprehensive income by their nature in a financial statement and (b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid in capital in the equity section of a statement of financial position. The Group has not yet evaluated the likely impact of the level of disclosure required.

     SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" was issued in June 1997, and is effective for fiscal years beginning after December 15, 1997. In the initial year of application, comparative information for earlier years is to be restated. It requires that companies disclose segment data based on how management makes decisions about allocating resources to segments and measuring their performance. It also requires entity wide disclosures about the products and services the entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Group has not yet evaluated the extent of any additional disclosure or changes to existing disclosure which may be required.

3.  UNREALIZED (LOSSES)/GAINS ON DERIVATIVE FINANCIAL INSTRUMENTS

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                              1995     1996      1997
                                                              -----   -------   -------
                                                                   (IN THOUSANDS)
Unrealized (loss)/gain on interest rate swap (note 17)......  L(868)  L   174   L   (57)
Unrealized (loss)/gain on foreign exchange forward contracts
  (note 17).................................................     --    (8,118)      726
                                                              -----   -------   -------
                                                              L(868)  L(7,944)  L   669
                                                              =====   =======   =======

4.  REALIZED GAIN ON DERIVATIVE FINANCIAL INSTRUMENTS

                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                              1995      1996       1997
                                                              -----    -------    -------
                                                                    (IN THOUSANDS)
Realized gain on foreign exchange forward contract (note
  17).......................................................  L  --    L    --    L11,553
                                                              =====    =======    =======

5.  OTHER EXPENSES

     Other expenses in 1995 represent costs incurred in an aborted flotation of equity.

6.  INCOME TAXES

     No provision for taxation has been made due to operating losses incurred to date. The Group has tax net operating losses carried forward of approximately L296 million and approximately L1 million of capital losses carried forward at December 31, 1997.

     The operating losses have an unlimited carry forward period under United Kingdom tax law (subject to restrictions on a loss carried forward where there is a change in Group ownership and a major change in the nature or conduct of the business) but are limited in their use to the type of business which generated the loss. Capital losses carried forward are limited to their offset against future capital gains.

                        DIAMOND CABLE COMMUNICATIONS PLC

6.  INCOME TAXES (CONTINUED)
     Differences between the tax benefit recognized in the consolidated financial statements and the expected tax benefit at the United Kingdom statutory rate of 31% (1995 and 1996: 33%) are summarized as follows:

                                                  YEAR ENDED DECEMBER 31,
                                              -------------------------------
                                               1995        1996        1997
                                              -------    --------    --------
                                                      (IN THOUSANDS)
Tax benefit of net losses at 31% (1995 and
  1996: 33%)................................  L(9,110)   L(11,824)   L(23,747)
Non-deductible expenses.....................      367       1,695       1,915
Valuation allowance.........................    8,743      10,129      21,832
                                              -------    --------    --------
Net tax benefit.............................  L    --    L     --    L     --
                                              =======    ========    ========

                                                             DECEMBER 31,
                                                         --------------------
                                                           1996        1997
                                                         --------    --------
                                                            (IN THOUSANDS)
Deferred tax assets relating to:
Net losses.............................................  L 45,736    L 91,882
Other..................................................       447       1,173
                                                         --------    --------
Deferred tax asset.....................................    46,183      93,055
Valuation allowance....................................   (27,299)    (54,650)
                                                         --------    --------
                                                           18,884      38,405
                                                         --------    --------
Deferred tax liabilities relating to:
Property and equipment.................................   (18,087)    (38,405)
Financing costs........................................      (155)         --
Other..................................................      (642)         --
                                                         --------    --------
Deferred tax liability.................................   (18,884)    (38,405)
                                                         --------    --------
Deferred tax per consolidated balance sheet............  L     --    L     --
                                                         ========    ========

     The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, the level of historical taxable losses, and tax planning strategies in making its assessment as to the appropriateness of the reported valuation allowance.

7.  CASH AND CASH EQUIVALENTS

                                                              DECEMBER 31,
                                                           ------------------
                                                            1996       1997
                                                           -------    -------
                                                             (IN THOUSANDS)
Cash at bank and in hand.................................  L 1,241    L 3,723
Short term securities....................................   17,070     71,957
                                                           -------    -------
                                                           L18,311    L75,680
                                                           =======    =======

     The short term securities represent short term deposits placed in a cash based unit fund. The deposits are denominated in both US dollars and pounds sterling.

                        DIAMOND CABLE COMMUNICATIONS PLC

8.  VALUATION AND QUALIFYING ACCOUNTS

                                                                 ADDITIONS
                                                                 CHARGED TO
                                    BALANCE AT    ARISING ON     COSTS AND       AMOUNTS      BALANCE AT
                                    JANUARY 1     ACQUISITION     EXPENSES     WRITTEN OFF    DECEMBER 31
                                    ----------    -----------    ----------    -----------    -----------
                                                               (IN THOUSANDS)
1995
Allowance for doubtful accounts...    L  233         L133          L  439         L (32)        L  773
                                      ======         ====          ======         =====         ======
1996
Allowance for doubtful accounts...    L  773         L --          L1,143         L(225)        L1,691
                                      ======         ====          ======         =====         ======
1997
Allowance for doubtful accounts...    L1,691         L --          L1,204         L(107)        L2,788
                                      ======         ====          ======         =====         ======

9.  PROPERTY AND EQUIPMENT

                                           LAND
                                            AND        CABLE       OFFICE       MOTOR
                                         BUILDINGS    NETWORK     EQUIPMENT    VEHICLES     TOTAL
                                         ---------    --------    ---------    --------    --------
                                                               (IN THOUSANDS)
ACQUISITION COSTS
BALANCE AT JANUARY 1, 1996.............   L3,863      L170,660     L4,701       L 644      L179,868
Additions..............................      688       127,454      1,979          19       130,140
Dispositions...........................       --           (42)      (154)       (228)         (424)
Reclassification.......................      467           (10)      (457)         --            --
                                          ------      --------     ------       -----      --------
BALANCE AT DECEMBER 31, 1996...........    5,018       298,062      6,069         435       309,584
                                          ------      --------     ------       -----      --------
ACCUMULATED DEPRECIATION
BALANCE AT JANUARY 1, 1996.............       74        14,295      1,450         328        16,147
Charge for year........................      150        14,737      1,524          95        16,506
Dispositions...........................       --           (41)      (154)       (175)         (370)
Reclassification.......................       90           (50)       (40)         --            --
                                          ------      --------     ------       -----      --------
BALANCE AT DECEMBER 31, 1996...........      314        28,941      2,780         248        32,283
                                          ------      --------     ------       -----      --------
1996 NET BOOK VALUE....................   L4,704      L269,121     L3,289       L 187      L277,301
                                          ======      ========     ======       =====      ========
ACQUISITION COSTS
BALANCE AT JANUARY 1, 1997.............    5,018       298,062      6,069         435       309,584
Additions..............................       93       107,844      2,948         367       111,252
Dispositions...........................       --          (254)        --        (196)         (450)
                                          ------      --------     ------       -----      --------
BALANCE AT DECEMBER 31, 1997...........    5,111       405,652      9,017         606       420,386
                                          ------      --------     ------       -----      --------
ACCUMULATED DEPRECIATION
BALANCE AT JANUARY 1, 1997.............      314        28,941      2,780         248        32,283
Charge for year........................      164        20,886      1,589         106        22,745
Dispositions...........................       --          (132)        --        (146)         (278)
                                          ------      --------     ------       -----      --------
BALANCE AT DECEMBER 31, 1997...........      478        49,695      4,369         208        54,750
                                          ------      --------     ------       -----      --------
1997 NET BOOK VALUE....................   L4,633      L355,957     L4,648       L 398      L365,636
                                          ======      ========     ======       =====      ========

                        DIAMOND CABLE COMMUNICATIONS PLC

9.  PROPERTY AND EQUIPMENT (CONTINUED)
     The reclassification to land and buildings more appropriately allocates expenditure on leasehold properties.

     The Group leases certain cable network equipment and motor vehicles under arrangements accounted for as capital leases. The original cost of assets held under these arrangements was L11,543,000 and L13,042,000 at December 31, 1996 and 1997 respectively. Accumulated depreciation charged against these assets was L3,882,000 and L5,238,000 at December 31, 1996 and 1997 respectively.

     Depreciation on assets held under capital lease arrangements charged to the consolidated statement of operations during the year was L863,000, L1,375,000 and L1,535,000 in 1995, 1996 and 1997 respectively.

10.  DEBT

     On September 28, 1994 the Company issued $285,101,000 of 13 1/4% Senior Discount Notes due September 30, 2004 (the "1994 Notes") at an issue price of $526.13 per $1,000 principal. Total proceeds received by the Company after issuance costs amounted to L91 million. Interest will not accrue on the 1994 Notes prior to September 30, 1999. Interest on the 1994 Notes will be payable on March 31 and September 30 of each year commencing March 31, 2000 at a rate of 13 1/4% per annum.

     The 1994 Notes may be redeemed at the option of the Company, at any time as a whole but not in part at the accreted value thereof or if such redemption is to occur on or after September 30, 1999 at 100% of the principal amount at maturity thereof, plus accrued and unpaid interest, if any, to the date of redemption in the event of certain tax law changes requiring the Company to pay additional amounts. In addition, the 1994 Notes may be redeemed in whole or in part at the option of the Company, at any time after September 30, 1999, at specified redemption prices.

     On December 15, 1995, the Company issued $530,955,000 of 11 3/4% Senior Discount Notes due December 15, 2005 (the "1995 Notes") at an issue price of $565.02 per $1,000 principal. Total proceeds received by the Company amounted to L187 million after issuance costs of L8 million. Interest will not accrue on the 1995 Notes prior to December 15, 2000. Interest on the 1995 Notes will be payable on June 15 and December 15 of each year, commencing June 15, 2001 at a rate of 11 3/4% per annum.

     The 1995 Notes may be redeemed at the option of the Company, in whole or in part, at any time on or after December 15, 2000 at specified redemption prices.

     The 1995 Notes may be redeemed at the option of the Company in whole, but not in part, at any time at the accreted value thereof or if such redemption is to occur on or after December 15, 2000 at 100% of the principal amount plus accrued interest to the date of redemption, in the event of certain tax law changes requiring the payment of additional amounts.

     On February 21, 1997 the Company issued $420,500,000 of 10 3/4% Senior Discount Notes due February 15, 2007 (the "1997 Notes") at an issue price of $594.48 per $1,000 principal. Total proceeds received by the Company amounted to approximately L149 million after issuance costs of approximately L5 million. Interest on the 1997 Notes will be payable on February 15, and August 15 of each year commencing August 15, 2002.

     The 1994 Notes, 1995 Notes and the 1997 Notes (collectively "the Discount Notes") are unsecured indebtedness of the Company and rank junior to any indebtedness of its subsidiaries to the extent of the assets of such subsidiaries and to any secured indebtedness of the Company to the extent of the assets securing such indebtedness.

     The Discount Notes are stated net of unamortized discount of approximately L162 million ($278 million) and L218 million ($358 million) at December 31, 1996 and 1997 respectively. The discount is being accreted

                        DIAMOND CABLE COMMUNICATIONS PLC

10.  DEBT (CONTINUED)
through the consolidated statement of operations such that the Company recognizes a fixed rate of interest, the total accretion for the year being L38 million ($65 million) and L55 million ($90 million) in 1996 and 1997 respectively.

     The costs relating to the issue of the Discount Notes have been deferred and are shown as deferred financing costs in the consolidated balance sheet. These costs are being amortized over the term of the Discount Notes, where appropriate, as an adjustment of yield.

     The Discount Notes contain certain covenants generally restricting the raising of certain types of additional financing, payment of dividends, creation of liens, sale and leaseback transactions, sale of certain assets and engaging in certain transactions with Affiliates of Related Persons (note 16).

     The Discount Notes all mature after more than five years.

     On February 6, 1998 Diamond Holdings plc, a wholly-owned subsidiary of the Company, issued L135,000,000 of 10% Senior Notes due February 1, 2008 and $110,000,000 of 9 1/8% Senior Notes due February 1, 2008 (together "the Senior Notes") at par. The Senior Notes are fully and unconditionally guaranteed as to principal, interest and any other amounts due by the Company. Total proceeds received by Diamond Holdings plc amounted to L195 million after issuance costs of L7 million. Interest on the Senior Notes is payable in arrears on February 1 and August 1 of each year commencing August 1, 1998.

11.  COMMITMENTS AND CONTINGENCIES

  Capital and Operating Leases

     The Group leases business offices and uses certain equipment under lease arrangements accounted for as operating leases. Minimum rental expenses under such arrangements amounted to L733,000, L1,158,000 and L1,246,000 in 1995, 1996
and 1997 respectively.

     Future minimum lease payments under capital and operating leases are summarized as follows as of December 31, 1997:

                                                  CAPITAL    OPERATING
                                                  LEASES      LEASES
                                                  -------    ---------
                                                     (IN THOUSANDS)
1998............................................  L 2,633     L1,027
1999............................................    2,521        809
2000............................................    2,325        556
2001............................................    1,342        277
2002............................................      350        200
2003 and thereafter.............................       --      1,969
Imputed interest................................   (1,130)        --
                                                  -------     ------
                                                  L 8,041     L4,838
                                                  =======     ======

     It is expected that, in the normal course of business, expiring leases will be renewed or replaced by leases on other properties.

  Milestones

     The Group is obligated under the terms of its existing licenses, and under the milestone requirements of Local Delivery Licenses ("LDLs"), to construct cable systems passing a predefined number of premises. Should the Group fail to achieve these milestones, without license modifications, the Director General of

                        DIAMOND CABLE COMMUNICATIONS PLC

11.  COMMITMENTS AND CONTINGENCIES (CONTINUED)
Telecommunications could commence proceedings to require compliance. Similarly the Independent Television Commission ("ITC") may commence proceedings to require compliance with the build milestones in the LDLs.

     If the Group is unable to comply, its license in respect of which milestones have not been met could be revoked, and awarded to other cable operators, which could have a material adverse effect on the Group.

  Liquidity

     The consolidated financial statements have been prepared on a basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the consolidated financial statements during the years ended December 31, 1995, 1996 and 1997 the Group incurred net losses of L27.6 million, L35.8 million and L76.6 million respectively.

     The Group is obligated by the milestones in its telecommunications licenses and LDLs to construct and activate a network passing an aggregate of 1,021,894 premises within prescribed time periods. The Group's continuation to build out its network is dependent upon its ability to obtain sufficient debt and/or equity financing in order to meet its network milestones. The inability of the Group to secure financing in addition to that currently available, including the proceeds of the issue of the Senior Notes, could result in a failure to comply with the build milestones set forth in its licenses to operate, and ultimately could lead to the revocation of such licenses. Under such conditions the Group may be unable to continue to operate. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Group be unable to continue to operate.

     To the extent that the amount required to complete the Group's network to meet its milestones exceeds its estimates, the annualized cash flow of certain subsidiaries does not meet expectations, or the Group continues constructing the network beyond its milestone obligations, the amount of additional debt or other financing required will increase.

12.  MORTGAGE LOAN

     The Group entered into a mortgage loan agreement of L2.5 million to fund the construction of the Company's headquarters in Nottingham. The mortgage is repayable over a period of 20 years from July 31, 1995, the date of drawdown, subject to a capital repayment moratorium which expired in September 1996. Interest is paid monthly at a rate of LIBOR + 1 1/2%.

13.  SHAREHOLDERS' EQUITY/(DEFICIT)

     The authorized and issued share capital of DCL during 1992 consisted of two L1 par value ordinary shares. On July 3, 1993 the shareholders agreed to a four-for-one share split such that the share capital consisted of eight 25 pence ordinary shares. In addition on such date DCL issued an additional 392 shares in consideration of a reduction in the amount of advances from shareholders of L3.87 million.

     On February 18, 1994, a further 1,780 DCL ordinary shares of 25 pence each were issued for a total consideration of L17.59 million. The proceeds of the issue were used to repay the advance from shareholders.

     On May 6, 1994 the authorized share capital of DCL was increased to L1,000,001 divided into 4,000,000 ordinary shares of 25 pence each and six 'A' class shares of 25 pence each. The six 'A' shares have now been converted into non-voting deferred shares in accordance with the Articles of Association of DCL. The deferred shares entitle holders thereof only to the repayment of the amounts paid up on such shares after payment in respect of each Ordinary Share of L100,000. The holders of deferred shares are not entitled to the payment of any dividend or other distribution.

                        DIAMOND CABLE COMMUNICATIONS PLC

13.  SHAREHOLDERS' EQUITY/(DEFICIT) (CONTINUED)
     On May 13, 1994 DCL's principal shareholder made a capital contribution to DCL in the amount of $1.3 million (L863,000).

     On May 17, 1994 DCL issued six A shares for cash at par and, for nil consideration an additional 999 ordinary shares of 25 pence each to each of its shareholders for each of the 2,180 ordinary shares held at that time.

     On July 6, 1994 DCL issued a further 574,682 ordinary shares of 25 pence each to European Cable Capital Partners LP ("ECCP") for a consideration of L15.44 million (net of L1 million financing fees) which had been advanced to DCL at various dates in May and June 1994 pending formal issue of these ordinary shares. At such date a bonus allotment of 146,981 ordinary shares of 25 pence each was made to the holders of A shares in accordance with the rights attaching to the A shares.

     On September 1, 1994 DCL effected a ten for one share split such that the authorized ordinary shares consisted of 40,000,000 shares of 2.5 pence each, of which 29,016,630 were outstanding. In addition, on such date the shareholders exchanged their shares in DCL for 29,016,630 ordinary shares of 2.5 pence each and six A shares of 25 pence each in Diamond Cable Communications Plc ("the Company"), a newly formed public limited company in proportion to their shareholding in DCL.

     At September 1, 1994 the authorized share capital of the Company was 70,000,000 ordinary shares of 2.5 pence each and six A shares of 25 pence each of which 29,016,630 ordinary shares and six A shares were outstanding. The six A shares conferred certain anti-dilution rights and have now been converted into non-voting deferred shares in accordance with the Articles of Association.

     On October 11, 1994, the Company issued 2,298,728 ordinary shares of 2.5 pence each to a wholly owned subsidiary of Investor Investments AB, a company incorporated in Sweden, for gross proceeds of L6.57 million. A total of 587,874 ordinary shares of 2.5 pence each were allotted by way of bonus to the holders of the A shares in accordance with the terms of such shares.

     On February 7, 1995 the Company issued 2,298,728 ordinary shares of 2.5 pence each to Creative Artists Agency Inc. for gross proceeds of L6.57 million. A further 587,873 ordinary shares of 2.5 pence each were allotted by way of a bonus to the holders of the A shares in accordance with the terms of such shares.

     On August 31, 1995, a total of 7,138,700 ordinary shares of 2.5 pence each of the Company were issued to ECCP, Investor Investments AB, Creative Artists Agency, Inc. and William McDonald for gross proceeds of approximately L20.4 million. A further 1,825,642 ordinary shares of 2.5 pence each were allotted on August 31, 1995 and September 4, 1995 by way of a bonus to the holders of the A shares of 25 pence each, in accordance with the terms of such shares. The conditions in the Articles relating to the conversion of the A shares of 25 pence each into non-voting deferred shares of 25 pence each were thereby satisfied and the six A shares of 25 pence each converted automatically into six non-voting deferred shares of 25 pence each on September 4, 1995.

     The deferred shares entitle holders thereof only to the repayment of the amounts paid up on such shares after payment in respect of each ordinary share of L100,000. The holders of deferred shares will not be entitled to the payment of any ordinary dividend or other distributions.

     On August 16, 1995, the Company exchanged all its ordinary shares in DCL for ordinary shares of a newly incorporated company, Jewel Holdings Limited ("Jewel"). As a result, DCL became a wholly owned subsidiary of Jewel and Jewel became a wholly owned subsidiary of the Company.

     On June 27, 1996, a total of 15,384,616 ordinary shares of 2.5 pence each of the Company were issued to ECCP, Goldman Sachs, DCI Partners, Investor Investments AB, English Cable Enterprises Inc. and Sanford R Climan for gross proceeds of approximately L64.7 million (net of expenses).

                        DIAMOND CABLE COMMUNICATIONS PLC

14.  DEBT FINANCING COSTS

     Cash expended for debt financing costs in 1996 consists of payments of L1.15 million to holders of the 1994 Notes in connection with their consent to certain amendments to the 1994 Notes indenture which were made to conform certain provisions thereof to provisions of the 1995 Notes indenture, and payments of L7.94 million relating to the arrangement costs of the Senior Bank Facility (described herein).

15.  SUPPLEMENTAL DISCLOSURE TO CONSOLIDATED STATEMENT OF CASH FLOWS

     Cash paid for interest was L2,376,000, L1,060,000 and L2,148,000 for the years ended December 31, 1995, 1996 and 1997.

16.  RELATED PARTY TRANSACTIONS

     In 1995 the Group declared a bonus to Mr. Davis, Managing Director, in an amount sufficient to repay his loan from the former majority shareholder, and to meet any related tax liabilities (together amounting to approximately $1.2 million).

     DCL entered into a 10-year Management Agreement with effect from June 1, 1994 (the "Management Agreement") with ECE Management Company ("ECE Management"), a company controlled by Ralph H. Booth II and Robert T. Goad, shareholders in the Company. As of April 4, 1996, ECE Management assigned its rights and obligations under the Management Agreement to ECE Management International, also controlled by Ralph H. Booth II and Robert T. Goad. As of July 1, 1996 DCL assigned its rights and obligations under the Management Agreement to the Company. Pursuant to the Management Agreement, ECE Management International has agreed to manage and act as agent (under the supervision and control of the Company's board of directors) in connection with the strategic activities of the Company, including preparation of strategic business plans and capital budgets, identification of investment opportunities and strategic issues relating to the construction of the Group's cable network, the operation and administration of the Company's business and the retention of consultants. The contract provides for an annual management fee of $200,000. In addition, the Group has agreed to reimburse ECE Management International for the costs of all expenses incurred in the performance of its duties, and to indemnify ECE Management International from any liability incurred in connection with the performance of its duties, except in the case of ECE Management International's wilful misconduct, gross negligence or bad faith. During 1996 and 1997, the Group recorded expenses of L1,610,000 and L2,061,000, respectively, as amounts paid or payable to ECE Management and/or ECE Management International in connection with management services provided to the Group and all related expenses incurred.

     ECCP is a Delaware limited partnership of which European Cable Capital Partners Holding Inc is the general partner and certain Goldman Sachs affiliates, Booth English Cable Inc and Columbia Management Inc are the limited partners. Under the partnership agreement governing ECCP, the Goldman Sachs affiliates effectively control ECCP, which effectively controls 66.7% of the outstanding shares of the Company at December 31, 1997. In addition, other investment funds managed by Goldman, Sachs & Co or its affiliates directly own 4.2% of the outstanding shares of the Company at December 31, 1997.

  Other Relationships

     Goldman, Sachs & Co and Goldman Sachs International acted as purchasers in connection with the offering of the Senior Notes and received underwriting commissions of approximately $9,600,000. Goldman, Sachs & Co acted as purchaser in connection with the 1997 Notes offering and received underwriting commissions of approximately $6,750,000. Goldman, Sachs & Co acted as underwriter in connection with the 1995 Notes offering and received underwriting commissions of approximately $6,750,000. In connection with the offering of the 1994 Notes, Goldman, Sachs & Co received underwriting commissions of approximately

                        DIAMOND CABLE COMMUNICATIONS PLC

16.  RELATED PARTY TRANSACTIONS (CONTINUED)
$4,875,000. Goldman, Sachs & Co acted as advisor in connection with the acquisition of LCL and received an advisory fee for their services amounting to L1,091,000. Goldman Sachs International acted as agent and financial advisor in connection with the negotiation of the Senior Bank Facility for which it has charged fees of approximately L400,000 in 1996. In 1995, Goldman, Sachs & Co charged a fee of $750,000 for financial advisory services that Goldman, Sachs & Co rendered the Company. Goldman, Sachs & Co was the counterparty to foreign exchange contracts entered into by the Company in 1996 and 1997.

     John Thornton, who is a managing director of Goldman Sachs International and a Director of the Company, is also a director of BSkyB, a principal supplier of programming to the Group and a principal competitor of the Group.

     Robert T. Goad, a Director and the Chief Executive Officer of the Company also has an indirect minority interest in ICTL, which has significant cable interests in the UK.

17.  FINANCIAL INSTRUMENTS

     Interest Rate Swap -- On July 3, 1995, a subsidiary of EMCG entered into a five year agreement to swap a floating interest rate calculated at sterling LIBOR for a fixed rate of 8.79%. The swap has a maximum nominal value of L33.6 million and its nominal value at December 31, 1997 was L24.0 million. Following acquisition by the Company, the interest rate swap has been retained and has been recorded on the consolidated balance sheet in other liabilities at its market value at December 31, 1997 of L1.2 million. Profits or losses on the mark to market of the interest rate swap are recognized in the consolidated statement of operations. The Directors may decide to terminate the agreement or they may retain the swap to alter the interest rate on its loan facility. The net cash outflow in respect of the swap in 1997 was L339,000.

     Foreign Exchange Forward Contracts -- The Company entered into a foreign exchange forward contract on November 1, 1996 for settlement on May 6, 1997 to sell L200 million at a rate of $1.6289 to L1. On January 31, 1997 an offsetting agreement was entered into at a rate of $1.6014 to L1. The offsetting contracts were settled on February 6, 1997 with a payment of approximately L3.4 million to the Company. Because of changes in prevailing rates, the Company has recorded for the year ended December 31, 1996, an unrealized loss of approximately L8.1 million on the pounds sterling sell forward contract. For the year ended December 31, 1997, the Company has recorded a gain of approximately L11.5 million on the two offsetting forward contracts, reflecting the reversal of the L8.1 million loss referred to above and the approximately L3.4 million cash payment on settlement of the contracts.

     The Company entered into a foreign exchange forward contract on June 23, 1997 for settlement on June 25, 1998 to sell L50 million at a rate of $1.6505 to L1. The Company also entered into a foreign exchange forward contract on June 27, 1997 for settlement on July 1, 1998 to sell L50 million at a rate of $1.6515 to L1. For the year ended December 31, 1997 the Company has recorded an unrealized gain of approximately L726,000 on the contracts.

  Disclosures About the Fair Value of Financial Instruments

     Cash and Cash Equivalents, Trade Receivables, Trade Accounts Payable and Accrued Expenses -- The carrying amount approximates fair value because of the short maturity of these instruments.

     Interest Rate Swap -- The interest rate swap has been marked to market and the resulting carrying amount approximates its fair value. The fair value of the instrument has been calculated based on quotations received from independent, third party financial institutions and represents discounted future cash flows based on the industry norm derivatives formula.

                        DIAMOND CABLE COMMUNICATIONS PLC

17.  FINANCIAL INSTRUMENTS (CONTINUED)
     Senior Discount Notes -- The fair value of the senior notes has been calculated based on quotations from Goldman, Sachs & Co and are based on discounting the future cash flows to net present values using appropriate market interest rates prevailing at the year end. The following table compares the carrying value with the fair value of the debt:

                                            YEAR ENDED DECEMBER 31,
                                  --------------------------------------------
                                    1996        1997        1996        1997
                                  CARRYING    CARRYING      FAIR        FAIR
                                   VALUE       VALUE       VALUE       VALUE
                                  --------    --------    --------    --------
                                                 (IN THOUSANDS)
1994 Notes......................  L117,062    L138,726    L136,740    L155,333
1995 Notes......................   197,356     230,599     220,726     249,688
1997 Notes......................        --     165,536          --     174,067
                                  --------    --------    --------    --------
                                  L314,418    L534,861    L357,466    L579,088
                                  ========    ========    ========    ========

     Foreign Exchange Forward Contracts -- The foreign exchange forward contracts have been marked to market and the resulting carrying amounts approximates their fair values. The fair values of the instruments have been calculated based on the difference between the forward rate available at December 31, 1997 for the remaining maturity of the contracts and the contracted forward rate.

  Concentration of Credit Risk and Market Risk

     The Group operates predominantly in one industry segment, the provision of cable television and telecommunications services in certain areas of England. No single customer accounts for 10% or more of consolidated net sales.

     Financial instruments which potentially subject the Group to concentrations of credit risk consist principally of temporary cash investments and trade receivables. The Group places its temporary cash investments with high credit quality financial institutions. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Group's customer base. At December 31, 1997, the Group had no significant concentrations of credit risk.

     The Group is exposed to market risk on the interest rate swap to the extent that the variable rate receivable is lower than the fixed rate payable.

     The Group's revenues are generated in pounds sterling while the interest and principal obligations with respect to the Discount Notes will be payable in US dollars. While the Company's policy has previously been not to enter in hedging contracts it did enter into foreign exchange forward contracts during 1996 and 1997 (discussed herein). Changes in currency exchange rates may continue to have a material effect on the results of operations of the Group.

18.  SHARE OPTIONS

     The Group adopted a Senior Management Option Scheme on October 27, 1994. Under the scheme, the Board of Directors may, for a period of 10 years, grant options over Shares with an exercise price of L3.44 or such other price as the Board of Directors may determine, to executives or other individuals associated with the Group selected by the Board of Directors. Options granted on or before April 30, 1995 can be exercised as to 50% of the shares subject to the option on or after June 30, 1998 and as to the other 50% on or after June 30, 1999, in each case, until the seventh anniversary of the date of grant of the option. Options granted after April 30, 1995 can only be exercised as to 50% on or after the fourth anniversary of the date of grant, and as to the remaining 50%, on or after the fifth anniversary of the date of grant, in each case, until the seventh

                        DIAMOND CABLE COMMUNICATIONS PLC

18.  SHARE OPTIONS (CONTINUED)
anniversary of the date of grant of the option. Options may be exercised early in certain circumstances if the option holder ceases to be a director or employee of the Group or if there is a change in control of the Group.

     According to the rules of the Senior Management Option Scheme, the aggregate number of shares which have been or may be issued pursuant to options granted under the Senior Management Option Scheme and options granted under any other option scheme of the Group may not exceed 10% of the Company's then current issued share capital.

     Options over a total of 728,000 shares were granted to directors, senior management and certain principals of ECE Management on February 23, 1995 and July 19, 1995 under the Senior Management Option Scheme with an exercise price of L3.44. Of these 218,000 were granted to Gary Davis and 10,000 to Lord Pym.

     On October 24, 1995, options over a total of 490,000 shares were granted to directors, senior management and certain principals of ECE Management under the Senior Management Option Scheme with an exercise price of L4.11 per share.

     Options over a total of 77,500 shares were granted to directors and senior management on May 7, 1997 and November 19, 1997 under the Senior Management Option Scheme with an exercise price or L4.11 per share.

     Options were granted on January 5, 1995 to CGT, in which Mr. Davis and his family are shareholders, over 654,000 shares with an exercise price or L3.44 and are exercisable at any time up to January 5, 2002. These options were not granted under the Senior Management Option Scheme but are subject to some of the provisions of the Senior Management Option Scheme.

     The following table sets forth the number of options in issue:

      AT       GRANTED        AT                         AT                                   AT
  JANUARY 1,     IN      DECEMBER 31,   FORFEITED   DECEMBER 31,   GRANTED   FORFEITED   DECEMBER 31,
     1995       1995         1995        IN 1996        1996       IN 1997    IN 1997        1997
  ----------   -------   ------------   ---------   ------------   -------   ---------   ------------
                                         (NUMBER IN THOUSANDS)
     --         1,872       1,872          (45)        1,827         77        (380)        1,524
      ==        =====       =====          ===         =====         ==        ====         =====

     Options over 654,000 shares were exercisable at December 31, 1995, 1996 and 1997.

     No compensation expense has been recorded for these options under the recognition provisions of APB 25 as they were all granted at a price which approximated the market value at the date of grant.

     The following pro-forma summary shows the reported net loss as if the fair value based accounting method prescribed by SFAS No. 123 had been used to account for stock-based compensation cost. In the absence of a reported share price and restrictions on dividend payments, the fair value of the options has been estimated using a risk-free interest rate based on prevailing interest rates of 6.25% for options granted in 1995 and 7.5% for options granted in 1997 and assuming options are exercised on the seventh anniversary of the date of the grant. The pro-forma compensation cost for 1995, 1996 and 1997 is L0.22 million, L0.33 million and L0.15 million respectively. The effects of applying SFAS No. 123 may not be representative of the effects on reported net income/loss for future years.

                                                      YEAR ENDED
                                                     DECEMBER 31,
                                         ------------------------------------
                                           1995          1996          1997
                                         --------      --------      --------
                                                    (IN THOUSANDS)
Pro-forma net loss...................    L(27,812)     L(36,164)     L(76,754)
                                         ========      ========      ========

                        DIAMOND CABLE COMMUNICATIONS PLC

19.  SENIOR BANK FACILITY AND RESTRICTION OF NET ASSETS

     In August 1996, certain of the Company's subsidiaries entered into a senior bank lending agreement, which provided for a borrowing facility of up to an aggregate amount of L340 million. In February 1997, the Senior Bank Facility was amended, and the Group has subsequently negotiated further amendments to the facility. These amendments included a reduction in the amount to be available for borrowing under the facility to L175 million to reflect the additional proceeds available to the Group through the issuance of the 1997 Notes. No funds were drawn under the facility. The issuance of the Senior Notes in February 1998 replaces, in large part, the expected borrowing under the Senior Bank Facility. As a condition to the issuance of the Senior Notes, therefore, the Group provided notice to terminate the Senior Bank Facility on February 6, 1998. For the year ended December 31, 1997 the Group has recorded a charge of L8.0 million representing the write-off of the deferred financing cost (principally origination fees and expenses) that had been carried on the consolidated balance sheet.

     Indebtedness under the Senior Bank Facility was to be incurred and guaranteed by certain of the Company's subsidiaries and secured by a lien on their assets. The Senior Bank Facility contained various covenants, including
(i) financial covenants relating to leverage, bank debt loan charges coverage ratios, cash interest coverage ratios and annualized EBITDA levels; (ii) requirements that the Group maintain interest rate protection agreements in relation to a portion of the loans expected to be outstanding for the period January 1, 1998 to June 30, 2001; and (iii) restrictions on the payment of dividends and intra-Group debt.

     As a result of the above restrictions, certain subsidiaries were subject to restrictions on their ability to make dividend payments, loans or other transfers of cash to the Company as at December 31, 1997. Such restrictions, unless amended or waived, limit the use of any cash generated by these subsidiaries to pay obligations of the Company. As of December 31, 1997, the conditions which would allow the subsidiaries to make distributions to the Company were not satisfied and hence the restrictions applied to the entire net assets of the subsidiaries.

20.  CONDENSED FINANCIAL INFORMATION OF REGISTRANT

     The following condensed financial statements of the Company are provided in compliance with the requirements of Rule 5-04 and 12-04 of Regulation S-X. They also represent the financial statements of the Guarantor of the offering of Senior Notes by Diamond Holdings plc in February 1998.

                       CONDENSED STATEMENTS OF OPERATIONS

                                                                 PERIOD ENDED DECEMBER 31,
                                                               ------------------------------
                                                                 1995       1996       1997
                                                               --------   --------   --------
                                                                       (IN THOUSANDS)
Selling, general and administrative.........................   L     --   L (1,468)  L (2,285)
Equity accounted share of net losses of subsidiaries........    (16,832)   (25,391)   (87,672)
Interest income.............................................      3,543     40,119     56,417
Interest expense and amortization of debt discount and
  expenses..................................................    (14,646)   (39,100)   (56,393)
Foreign exchange gains/(losses), net........................        909     (1,542)     1,016
Unrealized (loss)/gain on derivative
  financial instruments.....................................         --     (8,118)       726
Realized gain on derivative financial instruments...........         --         --     11,553
Other expenses..............................................       (911)        --         --
                                                               --------   --------   --------
Loss before income taxes....................................    (27,937)   (35,500)   (76,638)
Income taxes................................................         --         --         --
                                                               --------   --------   --------
Net loss....................................................   L(27,937)  L(35,500)  L(76,638)
                                                               ========   ========   ========

          See accompanying notes to the Condensed Financial Statements

                        DIAMOND CABLE COMMUNICATIONS PLC

                            CONDENSED BALANCE SHEETS

                                                                   AT DECEMBER 31,
                                                              --------------------------
                                                                 1996           1997
                                                              -----------   ------------
                                                              (IN THOUSANDS EXCEPT SHARE
                                                                        DATA)
                                         ASSETS
Investments in and advances to subsidiaries.................   L349,676      L 468,167
Cash and cash equivalents...................................     16,032         28,697
Other assets................................................        115            822
Deferred financing costs (less accumulated amortization of
  L1,325 and L2,627 at December 31, 1996 and 1997
  respectively).............................................     11,960         15,533
                                                               --------      ---------
          Total Assets......................................   L377,783      L 513,219
                                                               ========      =========
                     LIABILITIES AND SHAREHOLDERS' EQUITY/(DEFICIT)
Other liabilities...........................................   L  9,265      L     869
Senior discount notes.......................................    314,418        534,861
Shareholders' equity/(deficit)..............................
  Ordinary shares: 70,000,000 authorized; 59,138,791 shares
     issued at December 31, 1996 and 1997...................      1,478          1,478
Non-voting deferred shares:
  6 shares authorized and issued at December 31, 1996 and
     1997...................................................         --             --
Additional paid-in-capital..................................    134,466        134,466
Unrealized loss on securities...............................       (197)          (170)
Accumulated deficit.........................................    (81,647)      (158,285)
                                                               --------      ---------
          Total Liabilities and Shareholders'
            Equity/(Deficit)................................   L377,783      L 513,219
                                                               ========      =========

          See accompanying Notes to the Condensed Financial Statements

                        DIAMOND CABLE COMMUNICATIONS PLC

             CONDENSED STATEMENTS OF SHAREHOLDERS' EQUITY/(DEFICIT)

                                                     NON-VOTING
                                                      DEFERRED
                                ORDINARY SHARES        SHARES      ADDITIONAL   UNREALIZED                      TOTAL
                               ------------------   ------------   PAID- IN-     LOSS ON     ACCUMULATED    SHAREHOLDERS'
                                 NUMBER      L      NUMBER    L     CAPITAL     SECURITIES     DEFICIT     EQUITY/(DEFICIT)
                               ----------  ------   ------   ---   ----------   ----------   -----------   ----------------
                                                             (IN THOUSANDS EXCEPT SHARE DATA)
BALANCE AT JANUARY 1, 1995...  31,903,232  L  797     6      L--    L 43,505      L  --      L  (18,210)       L 26,092
Shares issued and capital
  contributions (net of
  expenses)..................   9,437,428     236    --       --      26,742         --              --          26,978
Bonus shares issued..........   2,413,515      61    --       --         (61)        --              --              --
Net loss.....................          --            --       --          --         --         (27,937)        (27,937)
                               ----------  ------     --     ---    --------      -----      ----------        --------
BALANCE AT DECEMBER 31,
  1995.......................  43,754,175  L1,094     6      L--    L 70,186      L  --      L  (46,147)       L 25,133
                               ==========  ======     ==     ===    ========      =====      ==========        ========
BALANCE AT JANUARY 1, 1996...  43,754,175  L1,094     6      L--    L 70,186      L  --      L  (46,147)       L 25,133
Shares issued and capital
  contributions (net of
  expenses)..................  15,384,616     384    --       --      64,280         --              --          64,664
Unrealized loss on
  securities.................          --      --    --       --          --       (197)             --            (197)
Net loss.....................          --      --    --       --          --         --         (35,500)        (35,500)
                               ----------  ------     --     ---    --------      -----      ----------        --------
BALANCE AT DECEMBER 31,
  1996.......................  59,138,791  L1,478     6      L--    L134,466      L(197)     L  (81,647)       L 54,100
                               ==========  ======     ==     ===    ========      =====      ==========        ========
BALANCE AT JANUARY 1, 1997...  59,138,791  L1,478     6      L--    L134,466      L(197)     L  (81,647)       L 54,100
Unrealized gain on
  securities.................          --      --    --       --          --         27              --              27
Net loss.....................          --      --    --       --          --         --         (76,638)        (76,638)
                               ----------  ------     --     ---    --------      -----      ----------        --------
BALANCE AT DECEMBER 31,
  1997.......................  59,138,791  L1,478     6      L--    L134,466      L(170)     L (158,285)       L(22,511)
                               ==========  ======     ==     ===    ========      =====      ==========        ========

          See accompanying Notes to the Condensed Financial Statements

                        DIAMOND CABLE COMMUNICATIONS PLC

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                               PERIOD ENDED DECEMBER 31,
                                                           ----------------------------------
                                                             1995         1996        1997
                                                           ---------    --------    ---------
                                                                     (IN THOUSANDS)
Cash flows from operating activities:
Net loss.................................................  L (27,937)   L(35,500)   L (76,638)
Adjustments to reconcile net loss to net cash provided
  by/(used in) operating activities:
  Equity accounted share of net losses of subsidiaries...     16,832      25,391       87,672
  Foreign exchange losses/(gains)........................       (613)        820       (2,524)
  Accrued interest on advances to subsidiaries...........       (318)    (39,581)     (53,998)
  Amortization of deferred financing costs...............        312         943        1,302
  Accretion of senior note discount......................     14,335      38,157       55,038
  Accretion of investment income.........................        524          --           --
  Profit on disposition of investments...................     (2,733)         --           --
  Change in operating assets and liabilities:
  Change in other assets.................................        (13)       (102)          18
  Change in other liabilities............................      1,613       8,380       (8,282)
                                                           ---------    --------    ---------
Net cash provided by/(used in)
  operating activities...................................      2,002      (1,492)       2,588
                                                           ---------    --------    ---------
Cash flows from investing activities:
  Cash invested in marketable securities.................    (17,445)         --           --
  Proceeds from disposition of investments...............     73,644          --           --
  Advances to subsidiaries...............................   (310,611)    (45,306)    (138,652)
                                                           ---------    --------    ---------
Net cash used in investing activities....................   (254,412)    (45,306)    (138,652)
                                                           ---------    --------    ---------
Cash flows from financing activities:
  Proceeds of issue of debt..............................    194,881          --      153,691
  Debt financing costs...................................     (7,924)     (1,637)      (4,989)
  Issue of shares and capital contributions (net of
     expenses)...........................................     26,978      64,664           --
                                                           ---------    --------    ---------
Net cash provided by financing activities................    213,935      63,027      148,702
                                                           ---------    --------    ---------
Net (decrease)/increase in cash..........................    (38,475)     16,229       12,638
Cash and cash equivalents at beginning of year...........     38,475          --       16,032
Effect of exchange rate changes on cash and cash
  equivalents............................................         --        (197)          27
                                                           ---------    --------    ---------
Cash and cash equivalents at end of year.................  L      --    L 16,032    L  28,697
                                                           =========    ========    =========

          See accompanying Notes to the Condensed Financial Statements

                        DIAMOND CABLE COMMUNICATIONS PLC

  A.  Basis of Presentation and Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Income Taxes -- Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. A valuation allowance is raised against a deferred tax asset where it is more likely than not that some portion of the deferred tax asset will not be realized.

     Investments in and Advances to Subsidiaries -- Investments in and advances to subsidiaries are accounted for using the equity method of accounting.

     Cash and Cash Equivalents -- Cash and cash equivalents include highly liquid investments with original maturity of three months or less that are readily convertible to cash.

     Foreign Currencies -- The primary economic environment in which the Group operates is the United Kingdom and hence its reporting currency is the United Kingdom Pound Sterling (L). Transactions in foreign currencies are recorded using the rate of exchange in effect on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange in effect on the balance sheet date and gains or losses on translation are included in the statement of operations. Foreign exchange forward contracts which do not hedge firm commitments are accounted at market value with reported gains and losses recorded in the statement of operations.

     Senior Discount Notes -- The debt discount is amortized to the statement of operations on a constant yield to maturity basis.

     Deferred Financing Costs -- Costs incurred relating to the issue of debt are shown as an asset on the balance sheet and are amortized over the term of the debt as an adjustment of yield.

  B.  Advances to Subsidiaries

     The advances to subsidiaries consist of a dollar denominated loan and sterling denominated loans.

     The dollar denominated loan bears interest at a rate of 12.25% per annum. The Sterling denominated loans bear interest at a rate of LIBOR plus 2% per annum.

     The interest income on these loans in 1996 and 1997 was L39.6 million and L54.0 million respectively.

  C.  Commitments and Contingencies

     Liquidity -- The financial statements have been prepared on a basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements during the years ended December 31, 1995, 1996 and 1997 the Group incurred net losses of L27.6 million, L35.8 million and L76.6 million respectively.

                        DIAMOND CABLE COMMUNICATIONS PLC

     The Group is obligated by the milestones in its telecommunications licenses and LDLs to construct and activate a network passing an aggregate of 1,021,894 premises within prescribed time periods. The Group's continuation to build out its network is dependent upon its ability to obtain sufficient debt and/or equity financing in order to meet its network milestones. The inability of the Group to secure financing in addition to that currently available, including the proceeds of the issue of the Senior Notes, could result in a failure to comply with the build milestones set forth in its licenses to operate, and ultimately could lead to the revocation of such licenses. Under such conditions the Group may be unable to continue to operate. The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Group be unable to continue to operate.

     To the extent that the amount required to complete the Group's network to meet its milestones exceeds its estimates, the annualized cash flow of certain subsidiaries does not meet expectations, or the Group continues constructing the network beyond its milestone obligations, the amount of additional debt or other financing required will increase.

21.  SUMMARIZED FINANCIAL INFORMATION ABOUT DIAMOND HOLDINGS PLC

     The following information is provided in accordance with the Staff Accounting Bulletin No. 53 and represents the summarized financial information of Diamond Holdings plc.

     Diamond Holdings plc ("Holdings") was incorporated under the laws of England and Wales on December 15, 1997. Holdings is a wholly owned subsidiary of Diamond Cable Communications Plc ("the Company") and, on January 16, 1998 became the intermediate holding company which holds all the shares of (i) Diamond Cable Communications (UK) Limited and (ii) East Midlands Cable Communications Limited, East Midlands Cable Group Limited and East Midlands Cable Holdings Limited through an intermediate holding company, Jewel Holdings Limited.

     Holdings raised approximately L195 million by the offer of Senior Notes in February 1998. The proceeds will be used by the Group for general corporate purposes, including to fund a portion of the costs of constructing the network in the Group's franchise area and related working capital. The Senior Notes are unconditionally guaranteed by the Company.

                                                              AT DECEMBER 31,
                                                                   1997
                                                              ---------------
Amounts due from group undertakings.........................      L49,998
Cash at bank and in hand....................................            2
                                                                  -------
          Total assets......................................      L50,000
                                                                  =======
Liabilities.................................................      L    --
Shareholders' equity
  Ordinary shares: 50,000,000 authorized; 50,000 shares
     issued.................................................       50,000
                                                                  -------
          Total liabilities and shareholders' equity........      L50,000
                                                                  =======

                        DIAMOND CABLE COMMUNICATIONS PLC

           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                         THREE MONTHS ENDED     NINE MONTHS ENDED
                                                            SEPTEMBER 30,         SEPTEMBER 30,
                                                         -------------------   -------------------
                                                           1997       1998       1997       1998
                                                         --------   --------   --------   --------
                                                                      (IN THOUSANDS)
REVENUE
Business telecommunications............................  L  3,697   L  4,651   L 10,217   L 13,650
Residential telephone..................................     7,518     11,975     20,450     32,806
Cable television.......................................     4,187      6,110     11,884     17,466
                                                         --------   --------   --------   --------
                                                           15,402     22,736     42,551     63,922
                                                         --------   --------   --------   --------
OPERATING COSTS AND EXPENSES
Telephone..............................................    (3,173)    (4,469)    (8,710)   (12,390)
Programming............................................    (2,368)    (3,259)    (6,918)    (9,450)
Selling, general, and administrative...................    (7,126)    (9,506)   (19,694)   (27,430)
Depreciation and amortization..........................    (7,042)   (10,851)   (20,057)   (30,501)
                                                         --------   --------   --------   --------
                                                          (19,709)   (28,085)   (55,379)   (79,771)
                                                         --------   --------   --------   --------
OPERATING LOSS.........................................    (4,307)    (5,349)   (12,828)   (15,849)
Interest income........................................     1,868      3,383      4,837     10,264
Interest expense and amortization of debt discount and
  expenses.............................................   (15,875)   (21,569)   (43,075)   (61,984)
Foreign exchange gains/(losses), net as foreign
  currency denominated indebtedness....................   (16,457)    10,906    (22,180)    21,071
Unrealized gain on derivative financial instruments....     2,660         --      2,904         --
Realized gain on derivative financial instruments......        --         --     11,553        412
                                                         --------   --------   --------   --------
Loss before income taxes...............................   (32,111)   (12,629)   (58,789)   (46,086)
Income taxes...........................................        --         --         --         --
                                                         --------   --------   --------   --------
NET LOSS...............................................  L(32,111)  L(12,629)  L(58,789)  L(46,086)
                                                         ========   ========   ========   ========

  See the accompanying notes to the Unaudited Condensed Consolidated Financial
                                  Statements.

                        DIAMOND CABLE COMMUNICATIONS PLC

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                              AT DECEMBER 31,    AT SEPTEMBER 30,
                                                                   1997                1998
                                                              ---------------    ----------------
                                                                                   (UNAUDITED)
                                                                        (IN THOUSANDS)
ASSETS
Cash and cash equivalents...................................     L  75,680          L 186,190
Trade receivables (net of allowance for doubtful accounts of
  L2,788 at December 31, 1997 and L4,236 at September 30,
  1998).....................................................         8,569              9,722
Other assets................................................         4,470              2,448
Deferred financing costs (less accumulated amortization of
  L2,627 at December 31, 1997 and L4,243 at September 30,
  1998).....................................................        15,533             20,910
Property and equipment, net (note 4)........................       365,636            442,330
Goodwill (less accumulated amortization of L10,914 at
  December 31, 1997 and L14,551 at September 30, 1998)......        86,046             82,409
Franchise costs (less accumulated amortization of L116 at
  December 31, 1997 and L137 at September 30, 1998).........           423                402
                                                                 ---------          ---------
          Total Assets......................................     L 556,357          L 744,411
                                                                 =========          =========

                              LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable............................................     L  22,319          L  27,595
Other liabilities...........................................        11,224             15,731
Senior discount notes.......................................       534,861            563,499
Senior notes................................................            --            199,725
Capital lease obligations...................................         8,041              6,884
Mortgage loan...............................................         2,423              2,397
Shareholders' equity
  Ordinary shares (70,000,000 authorized;
  59,138,791 issued at December 31, 1997 and
  at September 30, 1998)....................................         1,478              1,478
Non-voting deferred shares (6 shares authorized and issued
  at December 31, 1997 and September 30, 1998)..............            --                 --
Additional paid-in-capital..................................       134,466            134,466
Accumulated other comprehensive loss........................          (204)            (3,027)
Accumulated deficit.........................................      (158,251)          (204,337)
                                                                 ---------          ---------
          Total Liabilities and Shareholders' Equity........     L 556,357          L 744,411
                                                                 =========          =========

  See the accompanying notes to the Unaudited Condensed Consolidated Financial
                                  Statements.

                        DIAMOND CABLE COMMUNICATIONS PLC

                  UNAUDITED CONDENSED CONSOLIDATED STATEMENTS
                            OF SHAREHOLDERS' EQUITY

                                                      NON-VOTING
                                                       DEFERRED                        ACCUMULATED
                                 ORDINARY SHARES        SHARES                            OTHER                         TOTAL
                               -------------------   ------------     ADDITIONAL      COMPREHENSIVE   ACCUMULATED   SHAREHOLDERS'
                                 NUMBER       L      NUMBER    L    PAID-IN-CAPITAL       LOSS          DEFICIT        DEFICIT
                               ----------   ------   ------   ---   ---------------   -------------   -----------   -------------
                                                                (IN THOUSANDS EXCEPT SHARE DATA)
BALANCE AT JANUARY 1, 1998...  59,138,791   L1,478      6     L--      L134,466          L  (204)      L(158,251)     L(22,511)
Unrealized loss on
  securities.................          --       --     --      --            --           (2,823)             --        (2,823)
Net loss.....................          --       --     --      --            --               --         (46,086)      (46,086)
                               ----------   ------     --     ---      --------          -------       ---------      --------
BALANCE AT SEPTEMBER 30,
  1998.......................  59,138,791   L1,478      6      --      L134,466          L(3,027)      L(204,337)     L(71,420)
                               ==========   ======     ==     ===      ========          =======       =========      ========
BALANCE AT JULY 1, 1998......  59,138,791   L1,478      6      --      L134,466          L(1,905)      L(191,708)     L(57,669)
Unrealized gain on
  securities.................          --       --     --      --            --           (1,122)             --        (1,122)
Net loss.....................          --       --     --      --            --               --         (12,629)      (12,629)
                               ----------   ------     --     ---      --------          -------       ---------      --------
BALANCE AT SEPTEMBER 30,
  1998.......................  59,138,791   L1,478      6      --      L134,466          L(3,027)      L(204,337)     L(71,420)
                               ==========   ======     ==     ===      ========          =======       =========      ========

  See the accompanying notes to the Unaudited Condensed Consolidated Financial
                                  Statements.

                        DIAMOND CABLE COMMUNICATIONS PLC

           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                NINE MONTHS ENDED
                                                                  SEPTEMBER 30,
                                                              ---------------------
                                                                1997        1998
                                                              --------    ---------
                                                                 (IN THOUSANDS)
Cash flows from operating activities:
Net loss....................................................  L(58,789)   L (46,086)
Adjustments to reconcile net loss to net cash provided by
  operating activities:
  Depreciation and amortization.............................    20,057       30,501
  Unrealized foreign exchange losses/(gains)................    22,270      (20,982)
  Loss on disposition of assets.............................        99           --
  Accretion of Senior Note discount.........................    39,865       46,964
  Provision for losses on accounts receivable...............       795        1,448
  Amortization of deferred financing costs..................     1,837        1,616
  Change in operating assets and liabilities:
     Change in trade receivables............................      (958)      (2,602)
     Change in other assets.................................    (3,007)       2,022
     Change in accounts payable.............................     5,646        2,944
     Change in other liabilities............................    (5,744)       4,372
                                                              --------    ---------
Net cash provided by operating activities...................    22,071       20,197
                                                              --------    ---------
Cash flows from investing activities:
  Cash invested in property and equipment...................   (78,728)    (100,958)
  Proceeds from disposition of assets.......................        39           95
                                                              --------    ---------
Net cash used in investing activities.......................   (78,689)    (100,863)
                                                              --------    ---------
Cash flows from financing activities:
  Proceeds of issue of debt.................................   153,692      202,381
  Debt financing costs......................................    (5,249)      (6,814)
  Repayment of mortgage loan................................       (55)         (27)
  Capital element of capital lease repayments...............    (1,187)      (1,541)
                                                              --------    ---------
Net cash provided by financing activities...................   147,201      193,999
                                                              --------    ---------
Net increase in cash and cash equivalents...................    90,583      113,333
Cash and cash equivalents at beginning of period............    18,311       75,680
Effect of exchange rate changes on cash and cash
  equivalents...............................................      (500)      (2,823)
                                                              --------    ---------
Cash and cash equivalents at end of period..................  L108,394    L 186,190
                                                              ========    =========

  See the accompanying notes to the Unaudited Condensed Consolidated Financial
                                  Statements.

                        DIAMOND CABLE COMMUNICATIONS PLC

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

1.  BASIS OF PREPARATION

     Diamond Cable Communications Plc (the "Company") owns and operates cable television and telecommunications systems through its subsidiaries. The unaudited consolidated financial statements of the Company and its subsidiaries (the "Group") have been prepared in accordance with U.S. generally accepted accounting principles and the rules and regulations of the Securities and Exchange Commission (the "SEC"). Accordingly, certain information and footnote disclosures normally included in consolidated financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

2.  RESPONSIBILITY FOR INTERIM FINANCIAL STATEMENTS

     The financial statements as of and for the periods ended September 30, 1998 and 1997 are unaudited. However, in the opinion of the management, such statements include all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results for the periods presented. The results of operations for any interim period are not necessarily indicative of the results for the full year. The interim financial statements should be read in conjunction with the financial information included in the Company's 1997 Annual Report on Form 10-K filed with the SEC.

3.  COMPREHENSIVE LOSS

     SFAS No. 130, "Reporting Comprehensive Income" was issued in June 1997, and is effective for accounting periods beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components. Comprehensive loss for the nine-month periods to September 30, 1997 and 1998 is shown below:

                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              --------------------
                                                                1997        1998
                                                              --------    --------
                                                                 (IN THOUSANDS)
Net loss....................................................  L(58,789)   L(46,086)
Other comprehensive loss net of tax --
  Unrealized loss on securities.............................      (500)     (2,823)
                                                              --------    --------
Comprehensive loss..........................................  L(59,289)   L(48,909)
                                                              ========    ========

4.  PROPERTY AND EQUIPMENT

                                                 LAND AND     CABLE      OFFICE      MOTOR
                                                 BUILDINGS   NETWORK    EQUIPMENT   VEHICLES    TOTAL
                                                 ---------   --------   ---------   --------   --------
                                                                     (IN THOUSANDS)
ACQUISITION COSTS
Balance at January 1, 1998.....................   L5,111     L405,652    L 9,017     L 606     L420,386
Additions......................................    1,511      100,506      1,109       506      103,632
Dispositions...................................       --         (271)        (5)     (213)        (489)
                                                  ------     --------    -------     -----     --------
Balance at September 30, 1998..................    6,622      505,887     10,121       899      523,529
                                                  ------     --------    -------     -----     --------

                        DIAMOND CABLE COMMUNICATIONS PLC

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

4.  PROPERTY AND EQUIPMENT (CONTINUED)

                                                 LAND AND     CABLE      OFFICE      MOTOR
                                                 BUILDINGS   NETWORK    EQUIPMENT   VEHICLES    TOTAL
                                                 ---------   --------   ---------   --------   --------
                                                                     (IN THOUSANDS)
ACCUMULATED DEPRECIATION
Balance at January 1, 1998.....................      478       49,695      4,369       208       54,750
Charge for period..............................      143       25,046      1,515       139       26,843
Dispositions...................................       --         (220)        (5)     (169)        (394)
                                                  ------     --------    -------     -----     --------
Balance at September 30, 1998..................      621       74,521      5,879       178       81,199
                                                  ------     --------    -------     -----     --------
SEPTEMBER 30, 1998 NET BOOK VALUE..............    6,001      431,366      4,242       721      442,330
                                                  ======     ========    =======     =====     ========
DECEMBER 31, 1997 NET BOOK VALUE...............   L4,633     L355,957    L 4,648     L 398     L365,636
                                                  ======     ========    =======     =====     ========

     The estimated useful life of set-top boxes and initial subscriber installations was reduced from seven years to three years with effect from January 1, 1998. The effect of the change in estimated useful life was to reduce net income for the period by L5.0 million ($8.5 million).

5.  COMMITMENTS AND CONTINGENCIES

     The Company is obligated under the terms of its existing licenses, and under the milestone requirements of its local delivery licenses ("LDLs"), to construct cable systems passing a predetermined number of premises. Should the Company fail to achieve these milestones, without license modifications, the Director General could commence proceedings to require compliance. Similarly, the Independent Television Commission ("ITC") may commence proceedings to require compliance with the build milestones in the LDLs. If the Company is unable to comply, its licenses in respect of which milestones have not been met could be revoked, which could have a material adverse effect on the Company.

6.  ISSUE OF 1998 NOTES

     On February 6, 1998, Diamond Holdings plc ("Diamond Holdings"), a subsidiary of the Company, issued L135,000,000 in principal amount of its 10% Senior Notes due February 1, 2008 and $110,000,000 in principal amount of its 9 1/8% Senior Notes due February 1, 2008 (together, the "1998 Notes".) The 1998 Notes have been fully and unconditionally guaranteed by the Company as to principal, interest and other amounts due. Net proceeds received by Diamond Holdings amounted to approximately L195 million after issuance costs of approximately L7 million.

7.  SHARE EXCHANGE AGREEMENT

     On June 16, 1998, the Company announced that all of the holders of its outstanding ordinary shares of 2.5p each and deferred shares of 25p each have agreed to exchange all outstanding shares in the Company for newly issued shares of common stock of NTL, an alternative telecommunications company in the UK, the common stock of which is quoted on NASDAQ (NTLi). Under the Share Exchange Agreement, the Company's shareholders will receive one share of NTL common stock for every four Ordinary Shares of the Company held subject to adjustment in the event that the average NTL share price for a predetermined period before closing of the transaction exceeds a specified price (which will be $52.50 per share until November 16, 1998, increasing thereafter to $53 per share until December 16, 1998, $53.50 per share until January 16, 1999 and $54 per share thereafter). Holders of the Company's deferred shares will receive one share of NTL common stock for each deferred share held.

     The proposed share exchange is subject to a number of conditions, including the receipt of required regulatory approvals (which have been obtained) and approved by NTL shareholders. Although the

                        DIAMOND CABLE COMMUNICATIONS PLC

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

7.  SHARE EXCHANGE AGREEMENT (CONTINUED)
transaction will not require the prior approval of the holders of the Group's outstanding debt securities, each of the indentures pursuant to which the Group's debt securities were issued requires that offers to repurchase such debt securities be made to holders of such securities subsequent to closing at a price of 101% of their accreted value or principal amount, which may influence the ability of the parties to complete the proposed share exchange in its current form.

     If such offers should be required, there can be no assurance that the Company or Diamond Holdings will have sufficient funds, or be able to raise sufficient funds, to effect such repurchases.

8.  SUMMARIZED FINANCIAL INFORMATION

     The following table presents summarized consolidated financial information for Diamond Holdings plc ("Diamond Holdings") as of and for the nine months ended September 30, 1998. This summarized financial information is being provided pursuant to Section G of Topic 1 of Staff Accounting Bulletin No. 53 -- "Financial Statement Requirements in Filings Involving the Guarantee of Securities by a Parent". The 1998 Notes have been guaranteed by the Company as to principal, interest and other amounts due. The Company will continue to provide such summarized financial information for Diamond Holdings for as long as the 1998 Notes remain outstanding and guaranteed by the Company.

                                                  DIAMOND HOLDINGS PLC (NOTE A)
                                                ----------------------------------
                                                17 DAYS ENDED    NINE MONTHS ENDED
                                                DECEMBER 31,       SEPTEMBER 30,
                                                    1997               1998
                                                -------------    -----------------
                                                          (IN THOUSANDS)
Summarized Consolidated Income Statement
  Information
Revenue.......................................       L--             L  63,922
Operating costs and expenses..................        --                77,919
Net loss for the period.......................       L--             L (50,334)
                                                     ===             =========

                                                DECEMBER 31,       SEPTEMBER 30,
                                                    1997               1998
                                                -------------    -----------------
                                                          (IN THOUSANDS)
Summarized Consolidated Balance Sheet
  Information
Fixed and noncurrent assets...................       L--             L 531,596
Current assets................................        50               170,048
                                                     ---             ---------
Total assets..................................       L50             L 701,644
                                                     ===             =========
Current liabilities...........................       L--             L  42,836
Noncurrent liabilities........................        --               818,494
Shareholders equity/(deficit).................        50              (159,686)
                                                     ---             ---------
Total liabilities and shareholders interest...       L50             L 701,644
                                                     ===             =========

---------------
(a) Diamond Holdings was incorporated on December 15, 1997 and is a wholly-owned, direct subsidiary of Diamond Cable Communications Plc. On January 16, 1998 Diamond Holdings became the intermediate holding company which holds all of the shares of all Group companies (other than Diamond National Networks Limited, a company with no operations, and L100 called up share capital, which was disposed of by Diamond Cable Communications plc on November 6, 1998). The Summarized Financial Information shows operating results as if Diamond Holdings became the intermediate holding company on January 1, 1998.

                                                                         ANNEX A

                            SHARE EXCHANGE AGREEMENT

                                     AMONG

                                NTL INCORPORATED
                                      AND

                              THE SHAREHOLDERS OF

                        DIAMOND CABLE COMMUNICATIONS PLC

                           DATED AS OF JUNE 16, 1998

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----

                                     ARTICLE I
                                ACQUISITION OF STOCK
Section 1.1     Transfer of Stock...........................................     A-4
Section 1.2     Consideration for Shares....................................     A-4
Section 1.3     Fractional Shares...........................................     A-4

                                     ARTICLE II
                                      CLOSING
Section 2.1     Closing.....................................................     A-4
Section 2.2     Documents to be delivered by Transferors....................     A-5
Section 2.3     Documents to be delivered by NTL............................     A-5
Section 2.4     Board Meetings..............................................     A-5
Section 2.5     Form of Documents to be Delivered...........................     A-5

                                    ARTICLE III
                           REPRESENTATIONS AND WARRANTIES
Section 3.1     Representations and Warranties relating to Diamond..........     A-6
Section 3.2     Representations and Warranties of Transferors...............    A-13
Section 3.3     Representations and Warranties of NTL.......................    A-14
Section 3.4     No Counterclaim.............................................    A-18

                                     ARTICLE IV
                     COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 4.1(a)  Conduct of Business by Diamond..............................    A-18

                                     ARTICLE V
                               ADDITIONAL AGREEMENTS
Section 5.1     Access to Information; Confidentiality......................    A-20
Section 5.2     Reasonable Best Efforts.....................................    A-21
Section 5.3     Stock Options and Stock Appreciation Rights.................    A-21
Section 5.4     Fees and Expenses...........................................    A-22
Section 5.5     Public Announcements........................................    A-22
Section 5.6     NASDAQ Quotation............................................    A-22
Section 5.7     Covenant of Transferors.....................................    A-22
Section 5.8     Covenant of NTL.............................................    A-22
Section 5.9     Standstill Agreements; Confidentiality Agreements...........    A-22
Section 5.10    Conveyance Taxes............................................    A-22
Section 5.11    Debt Offers.................................................    A-23
Section 5.12    Confidential Information....................................    A-23
Section 5.13    Shareholders' Agreement.....................................    A-23
Section 5.14    Bring-along for Optionholder Shares.........................    A-23
Section 5.15    Tag-along for Optionholders Shares..........................    A-23
Section 5.16    No change to Stock Options..................................    A-23
Section 5.17    Indemnification; Directors and Officers Insurance...........    A-23

                                                                                PAGE
                                                                                ----

                                     ARTICLE VI
                                CONDITIONS PRECEDENT
Section 6.1     Conditions to Each Party's Obligation to Effect the
                Closing.....................................................    A-24
Section 6.2     Conditions to Obligations of NTL............................    A-25
Section 6.3     Conditions to Obligations of Transferors....................    A-25
Section 6.4     Frustration of Closing Conditions...........................    A-26

                                    ARTICLE VII
                         TERMINATION, AMENDMENT AND WAIVER
Section 7.1     Termination.................................................    A-26
Section 7.2     Effect of Termination.......................................    A-27
Section 7.3     Amendment...................................................    A-27
Section 7.4     Extension; Waiver...........................................    A-27
Section 7.5     Procedure for Termination, Amendment, Extension or Waiver...    A-27

                                    ARTICLE VIII
                                 GENERAL PROVISIONS
Section 8.1     Survival of Representations, Etc. ..........................    A-27
Section 8.2     Notices.....................................................    A-28
Section 8.3     Definitions.................................................    A-29
Section 8.4     Interpretation..............................................    A-30
Section 8.5     Counterparts................................................    A-30
Section 8.6     Entire Agreement; No Third-Party Beneficiaries..............    A-30
Section 8.7     Governing Law...............................................    A-30
Section 8.8     Assignment..................................................    A-30
Section 8.9     Consent to Jurisdiction.....................................    A-30
Section 8.10    Headings....................................................    A-31
Section 8.11    Severability................................................    A-31
Section 8.12    Liability of AmSouth in its Corporate Capacity..............    A-31

     SHARE EXCHANGE AGREEMENT dated as of June 16, 1998, among NTL INCORPORATED, a Delaware corporation ("NTL"), and the shareholders of Diamond Cable Communications plc ("Diamond") set forth on the signature page hereto ("Transferors").

     WHEREAS, each Transferor owns the number of ordinary shares, par value 2.5p per share, and deferred shares, par value 25p per share, of Diamond set forth opposite its name on the signature page hereto (the "Shares").

     WHEREAS, NTL desires to acquire from Transferors, and Transferors desire to transfer to NTL, all of the Shares, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                              ACQUISITION OF STOCK

     Section 1.1 Transfer of Stock. Upon the terms and subject to the conditions contained herein, each Transferor will exchange, convey, transfer, assign and deliver to NTL with full title guarantee, and NTL will acquire on the Closing Date (as hereinafter defined), all of the Shares set forth opposite its name on the signature page hereto. Each Transferor shall procure that NTL acquires good title to the Shares to be acquired by it from such Transferor free from all liens, charges, encumbrances, equities and claims whatsoever and together with all rights now or hereafter attaching to them. NTL shall not be obliged to complete the acquisition of any of the Shares unless the acquisition of all the Shares is completed simultaneously.

     Section 1.2 Consideration for Shares. Upon the terms and subject to the conditions contained herein, as consideration for the acquisition of the Shares, on the Closing Date NTL shall transfer to each Transferor consideration consisting of one share of common stock, par value $.01 per share, of NTL (the "NTL Common Stock") for (a) each four ordinary shares in Diamond, provided that if the Closing Date shall have occurred before the fourth month anniversary date of the date hereof and the NTL Average Stock Price is $52.00 (the "Maximum Average Stock Price") or more, the consideration for each four ordinary shares will be the number of NTL Common Stock equal in value (at the NTL Average Stock Price) to the Maximum Average Stock Price; provided; however if the Closing Date shall have occurred after the fourth month anniversary date of the date hereof, then the Maximum Average Stock Price shall increase by $.50 on such date and on each subsequent monthly anniversary date of the date hereof until the Closing Date and (b) each deferred share in Diamond.

     Section 1.3 Fractional Shares. No fractional shares of NTL Common Stock shall be issued pursuant to this Agreement. All fractional shares of NTL Common Stock that a holder of shares of Diamond would otherwise be entitled to receive as a result of the transaction contemplated hereby shall be aggregated and if a fractional share results from such aggregation, such holder shall be entitled to receive, in lieu thereof, an amount in cash determined by multiplying the closing sale price of the NTL Common Stock on the NASDAQ on the trading day immediately preceding the Closing Date by the fraction of a share of NTL Common Stock to which such holder would otherwise have been entitled.

                                   ARTICLE II

                                    CLOSING

     Section 2.1 Closing. The Closing of the transactions contemplated herein (the "Closing") shall be held at 9:00 a.m., local time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, on the third Business Day after the day in which all of the conditions set out in Article VI hereof have been satisfied or been waived (the "Closing Date") unless NTL and the Transferors' Representative (as hereinafter defined) otherwise agree.

     Section 2.2 Documents to be delivered by Transferors. At Closing, Transferors shall deliver to NTL the following:

          (a) duly executed transfers of the Shares by the registered holders in favour of NTL or such person or persons nominated by NTL, the share certificates and any additional documentation necessary to establish the transferor's title to the Shares, to authorize the execution of such transfers and to allow the transferees (subject to due stamping) to be registered in the Register of Members of Diamond as holders of the Shares;

          (b) the common seal, statutory books and other record books of Diamond and its subsidiaries written up to Closing;

          (c) the certificates in respect of all issued shares in the subsidiaries of Diamond and duly executed transfers in respect of such shares not registered in the name of Diamond or a subsidiary of Diamond in favour of NTL or a person nominated by NTL;

          (d) statements of balances at a date not more than seven days prior to Closing on all bank accounts of Diamond and its subsidiaries;

          (e) the resignation letters referred to in Section 2.4 below;

          (f) an unqualified letter of resignation from the auditors of Diamond and its subsidiaries in the form prescribed by Section 394, UK Companies Act 1985;

          (g) duly executed powers of attorney in the approved terms in respect of the rights attaching to the Shares;

          (h) evidence reasonably satisfactory to NTL that:

             (i) all sums owed by Diamond or its subsidiaries to any Transferor or their Affiliates or by any Transferor or their Affiliates to Diamond or any of its subsidiaries have been repaid; and

             (ii) any guarantees granted or, security or indemnities given by Diamond or any of its subsidiaries in respect of obligations of any Transferor or its Affiliates, have been released or discharged;

          (i) evidence reasonably satisfactory to NTL as to the termination of the management agreement dated as of June 1, 1994 between ECE Management Company and Diamond Cable Limited as subsequently assigned by the parties to ECE Management International and Diamond respectively. The Transferors hereby agree, and shall cause Diamond to agree, that, effective on the Closing Date, the shareholders agreement, dated September 1, 1994 among European Cable Capital Partners, L.P., AmSouth Bank of Alabama, as Trustee, C.G.T. Family Corporation, GS Capital Partners L.P., William W. McDonald and Diamond shall be terminated; and Investor Investments AB, DCI Partners and European Cable Capital Partners L.P. agree that, effective on the Closing Date, the Relationship Agreements dated October 12, 1994 and June 21, 1996, respectively, shall be terminated, in each case without liability to any of the parties to such agreements.

          (j) a schedule setting forth each Transferors' tax basis (cost) as determined under U.S. tax principles in all ordinary shares of Diamond and deferred shares of Diamond, if any.

     Section 2.3 Documents to be delivered by NTL. NTL shall deliver to each Transferor the shares of NTL Common Stock as set out in Section 1.2 and, if applicable, cash for fractional shares as set out in Section 1.3.

     Section 2.4 Board Meetings. Each Transferor shall procure (i) the holding of a meeting of the board of directors of Diamond and each of its subsidiaries immediately prior to the Closing at which board resolutions in the approved terms shall be passed and (ii) duly executed resignation letters in the approved terms from all of the directors of Diamond and its subsidiaries with effect from the end of such board meeting.

     Section 2.5 Form of Documents to be Delivered. All instruments and documents executed and delivered to NTL pursuant hereto shall be in form and substance, and shall be executed in a manner, reasonably satisfactory to NTL. All instruments and documents executed and delivered to Transferors pursuant hereto shall be in form and substance, and shall be executed in a manner, reasonably satisfactory to Transferors' Representative. All documents in the approved terms shall be deemed to be in a form reasonably satisfactory to NTL and Transferor's Representative.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.1 Representations and Warranties relating to Diamond. Except as fairly disclosed in the Diamond SEC Documents (as defined in Section 3.1(e)) or as set forth on the Disclosure Schedule delivered by Transferors to NTL in connection with the execution of this Agreement (the "Transferors Disclosure Schedule") and making reference to the particular subsection of this Agreement to which exception is being taken, each Transferor severally and not jointly represents and warrants to NTL as follows:

          (a) Organization, Standing and Corporate Power. Each of Diamond and its subsidiaries (as defined in Section 8.7) is a corporation duly organized and validly existing under the laws of England and Wales and has the requisite corporate power and authority to carry on its business as now being conducted. Each of Diamond and its subsidiaries is duly qualified or licensed to do business in each jurisdiction in which the nature of its business or operations makes such licensing necessary except where such failure would not individually or in the aggregate have a material adverse effect on Diamond. Due compliance has been made with all the provisions of the UK Companies Act 1985 and other legal requirements, in connection with the formation of Diamond and its subsidiaries, the allotment, issue, purchase and redemption of shares, debentures and other securities in Diamond and its subsidiaries, any reduction of the authorized and issued share capital of Diamond or any of its subsidiaries, any amendment to the memorandum or articles of association of Diamond or any of its subsidiaries and the passing of resolutions and the payment of dividends by Diamond and its subsidiaries. Each of Diamond and its subsidiaries is not in breach of the provisions of its articles of association.

             (i) Complete and correct copies of the memorandum and articles of association of Diamond, as amended to date have been filed as Exhibits to the Diamond SEC Documents (as defined below).

             (ii) In all material respects, the statutory books and minute books of Diamond contain accurate records of all meetings and accurately reflect all other actions taken by the shareholders, the Board of Directors and all committees of the Board of Directors of Diamond since Diamond's incorporation.

          (b) Subsidiaries. Exhibit 21 to Diamond's Annual Report on Form 10K for the Year Ended December 31, 1997 ("Diamond's Form 10K") sets forth all the subsidiaries of Diamond. Except as set forth in Section 3.1(b) of the Transferors Disclosure Schedule, all such outstanding shares of or other equity interests in, each such subsidiary have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by Diamond, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens") and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests) and represent the entire allotted and issued share capital of each company.

          (c) Capital Structure. The authorized share capital of Diamond consists of 150,000,000 ordinary shares and six (6) deferred shares. As of the date hereof: 59,138,791 ordinary shares and six (6) deferred shares were issued and outstanding and the shares comprised all of the shares in Diamond issued and outstanding; 870,500 ordinary shares of Diamond were reserved for issuance pursuant to the Senior Management Option Scheme, a complete and correct copy of the rules of which has been made available to NTL (such scheme, the "Stock Plan") and (iii) 654,000 ordinary shares of Diamond were reserved for issuance pursuant to an option agreement dated January 7, 1995 between Diamond and CGT Family Corporation, a complete and correct copy of which has been made available to NTL (such agreement, the "CGT Option Agreement"). As of the date hereof, Section 3.1(c) of the Transferors Disclosure

     Schedule sets forth a complete and correct list of the number of Shares subject to employee share options or other rights to purchase or receive Shares granted under the Stock Plan (collectively, "Stock Options"), the dates of grant and exercise prices thereof. All outstanding shares of Diamond are, and all shares which may be issued prior to the Closing Date will be, when issued, duly authorized, validly issued, fully paid and nonassessable. Except as set forth in this Section 3.1(c) and in Section 3.1(c) of the Transferors Disclosure Schedule and except for changes since May 15, 1998 resulting from the issuance of Shares pursuant to the Stock Options or the CGT Option Agreement, (x) there are not issued, reserved for issuance or outstanding (A) any shares or other securities or loan capital of Diamond, (B) any securities of Diamond or any Diamond subsidiary convertible into or exchangeable or exercisable for shares or securities or loan capital of Diamond, (C) any warrants, calls, options or other rights to acquire from Diamond or any Diamond subsidiary, and any obligation of Diamond or any Diamond subsidiary to issue, shares or other securities or loan capital of Diamond and (y) there are no outstanding obligations of Diamond or any Diamond subsidiary to repurchase, redeem or otherwise acquire any such securities or loan capital or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities or loan capital. Except as set forth in Section 3.1(c) of the Transferors Disclosure Schedule, there are no outstanding (A) securities of Diamond or any Diamond subsidiary convertible into or exchangeable or exercisable for shares or other securities or ownership interests or loan capital in any Diamond subsidiary, (B) warrants, calls, options or other rights to acquire from Diamond or any Diamond subsidiary, and any obligation of Diamond or any Diamond subsidiary to issue, any shares, or other securities or ownership interests or loan capital in, or any securities convertible into or exchangeable or exercisable for any shares, securities or ownership interests or loan capital in, any Diamond subsidiary or (C) obligations of Diamond or any Diamond subsidiary to repurchase, redeem or otherwise acquire any such outstanding securities or loan capital of Diamond subsidiaries or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities or loan capital. Except as set forth in
     Section 3.1(c) of the Transferors Disclosure Schedule, neither Diamond nor any Diamond subsidiary is a party to any agreement restricting the transfer of, relating to the voting of, requiring registration of, or granting any preemptive or, except as provided by the terms of the Stock Options or under the CGT Option Agreement, antidilutive rights with respect to, any securities or loan capital of the type referred to in the two preceding sentences. Other than the Diamond subsidiaries, Diamond does not directly or indirectly beneficially own, any securities or other beneficial ownership interests in any other entity.

          (d) Noncontravention. Except as set forth in Section 3.1(d) of the Transferors Disclosure Schedule, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of Diamond or any of its subsidiaries under, (i) the memorandum of association or articles of association of Diamond or any of its subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license or similar authorization applicable to Diamond or any of its subsidiaries or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Diamond or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a material adverse effect on Diamond or (y) reasonably be expected to impair in any material way the ability of any Transferor to perform its obligations under this Agreement. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any federal, state, local or foreign government, any court, administrative, regulatory or other governmental agency, commission or authority or any nongovernmental self-regulatory agency, commission or authority (a "Governmental Entity") is required by or with respect to Transferors or Diamond or any of its subsidiaries in connection with the execution and delivery of this Agreement by Transferors or the consummation by Transferors of the transactions contemplated by this Agreement, except for such filings with Governmental Entities to satisfy the applicable requirements of state securities or "blue sky" laws; receipt of the Required British Approvals (as defined); and such consents, approvals, orders or authorizations the failure of which to be made or obtained individually or in the aggregate would not (x) have a material adverse effect on Diamond or (y) reasonably be expected to impair in any material way the ability of Transferors to perform their respective obligations under this Agreement.

          (e) SEC Documents; Undisclosed Liabilities; Financial
     Statements. Diamond has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed with the SEC since January 1, 1996 (the "Diamond SEC Documents"). As of their respective dates, the Diamond SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Diamond SEC Documents, and none of the Diamond SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (i) The financial statements of Diamond included in the Diamond SEC Documents comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Diamond and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as reflected in such financial statements or in the notes thereto neither Diamond nor any of its subsidiaries has any liabilities or obligations of any nature which, individually or in the aggregate, would have a material adverse effect on Diamond.

             (ii) The management accounts of Diamond and its subsidiaries for the period from January 1, 1998 to April 30, 1998 have been prepared on a substantially consistent basis as that adopted for the financial statements included in the Diamond SEC Documents and fairly present, in all material respects the operating results, working capital position and net indebtedness of Diamond and its subsidiaries as at and for the period ended on the date to which they have been prepared subject to normal quarterly and annual closing adjustments and subject to the absence of (i) a statement of cash flows and (ii) explanatory notes that would each be included in financial statements prepared in accordance with generally accepted accounting principles.

          (f) Absence of Certain Changes or Events.  Except (x) as disclosed in
     Section 3.1(f) of the Transferors Disclosure Schedule, (y) as permitted by
     Section 4.1(a) or (z) as disclosed in any Diamond SEC Document filed since December 31, 1997 and prior to the date hereof, since December 31, 1997 Diamond and its subsidiaries have conducted their business only in the ordinary and usual course and since such date there has not been (i) any material adverse change in Diamond, (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, shares, other securities or property) with respect to any of Diamond's shares,
     (iii) any split, combination or reclassification of any of Diamond's shares or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for Diamond's shares except for issuances of ordinary shares upon the exercise of Stock Options awarded prior to the date hereof in accordance with their present terms, or pursuant to the CGT Option Agreement in accordance with its present terms (iv)(A) any granting by Diamond or any of its subsidiaries to any current or former director, executive officer or any of the persons identified as a key employee of Diamond or its subsidiaries in Section 3.1
     (f) of Transferors' Disclosure Schedule (the "Key Employees") of any increase in compensation, bonus or other benefits, except for normal increases as a result of promotions, normal increases of base pay in the ordinary and usual course of business or as required under any employment agreements in effect as of December 31, 1997, (B) any granting by Diamond or any of its subsidiaries to any such current or former director, executive officer or Key Employee of any increase in severance or termination pay, or (C) any entry by Diamond or any of its subsidiaries into, or any amendment of, any employment, deferred compensation, consulting, severance, termination or indemnification agreement with any such current or former director, executive officer or Key Employee, (v) except insofar as may have been required by a change in GAAP, any change in accounting methods, principles or practices by Diamond materially affecting its assets, liabilities or business, (vi) any tax election, notice, claim agreement or surrender that individually or in the aggregate would have a material adverse effect on Diamond or any of its subsidiaries or tax attributes or any settlement or compromise of any material Taxation (as hereinafter defined) liability, or
     (vii) any action taken by Diamond or any of the Diamond subsidiaries during the period from December 31, 1997 through the date of this Agreement that, if taken during the period from the date of this Agreement through the Closing Date would constitute a breach of Section 4.1(a).

          (g) Compliance with Applicable Laws; Litigation.

             (i) Diamond and its subsidiaries, and the respective employees of Diamond and its subsidiaries hold all permits, licenses, variances, exemptions, orders, registrations and approvals of all Governmental Entities which are required for the operation of the respective businesses of Diamond and its subsidiaries (the "Diamond Permits"), except where the failure to have any such Diamond Permits individually or in the aggregate would not have a material adverse effect on Diamond. Diamond and its subsidiaries are, and have at all times been, in compliance with the terms of the Diamond Permits and all applicable statutes, laws, ordinances, rules and regulations, except where the failure so to comply individually or in the aggregate, would not have a material adverse effect on Diamond. No action, demand, requirement, investigation or proceeding by any Governmental Entity and no suit, action or proceeding by any person, in each case with respect to Diamond or any of its subsidiaries or any of their respective properties is existing or pending or, to the knowledge (as defined in Section 8.7) of Transferors, threatened other than, in each case, those the outcome of which individually or in the aggregate would not (A) have a material adverse effect on Diamond or (B) reasonably be expected to impair in any material way the ability of Transferors to perform their respective obligations under this Agreement or prevent or materially delay the consummation of any of the transactions contemplated by this Agreement or the obligations of Diamond or any of its subsidiaries under any contract with any third party.

             (ii) Except as set forth in Section 3.01(g) of the Transferor Disclosure Schedule (x) neither Diamond nor any Diamond subsidiary is subject to any outstanding order, judgement, injunction or decree or is a party to any undertaking or assurance given to any court, governmental agency or other regulatory body which is still in force and (y) to the knowledge of Transferors, there is no proceeding or threatened proceeding which may result in Diamond or any Diamond subsidiary becoming subject to any such order, judgement, injunction or decree or being required to be a party to any such undertaking or assurance.

             (iii) Diamond and its subsidiaries have obtained the necessary licences pursuant to the Wireless Telegraphy Act 1949, the Telecommunications Act 1984 the Cable and Broadcasting Act 1984, the Broadcasting Act 1990 (as amended) and the Broadcasting Act 1996 to enable them to engage in the cable television and telecommunications business as described in the Diamond SEC Document (together "the Licences"). All the Licences are listed in Section 3.1 (g)(iii) of the Transferors Disclosure Schedule and copies have been supplied to NTL. Except as set forth in Section 3(g)(iii) of the Transferors Disclosure Schedule, the Licences are (A) in full force and effect in accordance with the copies supplied to NTL; (B) have been complied with in all material respects including, without limitation, any build obligations set out in such licences as currently in effect; and (C) all fees due and payable to date in respect of such licences have been paid in full. There are no circumstances which indicate that any of the Licences will or may be amended in any material respect, revoked or not renewed, in whole or in part, in the ordinary and usual course of events and neither the Closing nor the performance by any party of their obligations under this Agreement will, or is reasonably likely to, give rise to any of the foregoing. No objection has been made by the DTI, the ITC or the Director General of Telecommunications and no proceedings have been threatened by any relevant authority (including without limitation by any relevant local authority) which would, if successful, have a material adverse effect on the business of Diamond, in relation to any construction program of Diamond and its subsidiaries, taken as a whole, for the construction of their prospective cable television and telecommunications systems.

          (h) Incentive Compensation/Benefit Plans. Diamond has delivered to NTL true and complete copies of the documents listed in Section 3.1(h) of the Transferors Disclosure Schedule.

             (i) With respect to any employee benefit plans and arrangements of Diamond and its subsidiaries (the "Diamond Benefit Plans"), Diamond, its subsidiaries and any Diamond Benefit Plans have been operated, and are, in compliance with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Code and all other applicable laws.

             (ii) No Diamond Benefit Plan is subject to Title IV of ERISA or is a "multiemployer plan" within the meaning of Section 3(37) of ERISA. Neither Diamond nor any of its subsidiaries has incurred any unsatisfied liability under Title IV of ERISA. None of Diamond nor any of its subsidiaries has any contingent liability under Section 4204 of ERISA.

             (iii) "Schemes" means all and each of the pension schemes identified in Section 3.1(h)(iii) of the Transferors Disclosure Schedule, and "Scheme Documents" means the documents relating to the Schemes identified in Section 3.1(h)(iii) of the Transferors Disclosure Schedule. The Scheme Documents have been made available to NTL and comprise all the material documents governing the Schemes. Except pursuant to the Schemes or as required by applicable law, neither Diamond or any of its subsidiaries have paid, provided or contributed towards and are not under any obligation (whether or not legally enforceable) to pay, provide or contribute towards any retirement/death/disability benefit for or in respect of any present or past officer employee (or any spouse, child or dependant of any of them) of Diamond or any of its subsidiaries. The Schemes are approved by the Board of the Inland Revenue as an exempt approved Scheme (within the meaning of Section 592, Income Taxes and Corporation Act 1988).

             (iv) The Scheme Documents correctly describe in all material respects all the benefits which are paid or which may become payable under the Schemes. The Schemes have at all times, in all material respects, been operated, and employees have been eligible to join the Schemes, in accordance with the provisions governing them and all applicable laws and fiscal and other regulatory requirements. All amounts due to the Schemes from Diamond or any of its subsidiaries have been paid and were properly assessed and calculated in accordance with the provisions governing the Schemes. There are no actions, suits, complaints or claims pending or threatened against Diamond or any of its subsidiaries or the trustees of the Schemes.

             The Schemes provide only money purchase benefits (as defined in section 181 of the Pension Schemes Act 1993) and lump sum death benefits. The rates of contributions payable by Diamond and its subsidiaries have been shown in Section 3.1(h)(iv) of the Transferors Disclosure Schedule. The liability for all lump sum death benefits which may become payable under the Schemes is fully insured with a reputable insurance company on normal terms and at normal rates with all lives assured being treated as enjoying good health and all premiums have been properly paid.

          (i) Taxes. Each of Diamond and its subsidiaries has filed all material Tax (as defined herein) returns, claims, applications, computations and reports required to be filed by it and all such returns, claims, applications, computations and reports are complete and correct in all material respects, or requests for extensions to file such returns, claims, applications, computations and reports have been timely filed, granted and have not expired. Except as described in Section 3.1(i) of the Transferors Disclosure Schedule, Diamond and each of its subsidiaries has paid all Taxes (as defined herein) which it or they have become liable to pay and it or they are not now, and have never been, under a liability to pay any fine, surcharge, penalty or interest in connection with any Taxes. The most recent financial statements contained in the Diamond SEC Documents reflect an adequate reserve in accordance with GAAP for all Taxes payable by Diamond and its subsidiaries for all taxable periods and portions thereof accrued through the date of such financial statements.

             (i) Except as described in Section 3.1(ii) of the Transferors Disclosure Schedule, no deficiencies for any Taxes have been proposed, asserted or assessed against Diamond or any of its subsidiaries that are not adequately reserved for. Diamond has never been included as a member of any United States consolidated tax group and neither Diamond nor any of its subsidiaries are or have ever been liable for Taxes levied in any jurisdiction other than the United Kingdom.

             (ii) As used in this Agreement, "Tax", "Taxes" or "Taxation" shall include all (x) national, state, provincial or local, corporate, capital, income, property, sales, use, occupation, lease, excise, value added, stamp duty, stamp duty reserve and other taxes or similar governmental charges, including any interest, penalties, fines, charges or additions with respect thereto, (y) liability for the payment of any amounts of the type described in (x) as a result of being a member of an affiliated, consolidated, combined or unitary, group or consortium, and
        (z) liability for the payment of any amounts as a result of being party to any tax sharing agreement or agreement relating to tax relief or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amounts of the type described in clause (x) or (y).

          (j) Brokers. Except pursuant to advisory fee letters previously made available by Diamond to NTL, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Diamond.

          (k) Intellectual Property. Diamond and its subsidiaries own or have a valid license to use all trademarks, service marks, trade names, patents and copyrights (including any registrations or applications for registration of any of the foregoing) (collectively, the "Diamond Intellectual Property") necessary to carry on their respective businesses substantially as currently conducted. Neither Diamond nor any such subsidiary has received any notice of infringement of or conflict with, and, to Diamond's knowledge, there are no infringements of or conflicts (i) with the rights of others with respect to the use of, or (ii) by others with respect to, any Diamond Intellectual Property that individually or in the aggregate, in either such case, would have a material adverse effect on Diamond.

          (l) Certain Contracts. Except as set forth in Section 3.1(l) of the Transferors Disclosure Schedule, (A) neither Diamond nor any of its subsidiaries is a party to or bound by (i) any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), (ii) any non-competition agreement or any other agreement or obligation which purports to limit in any material respect the manner in which, or the localities in which, all or any material portion of the business of Diamond and its subsidiaries (including, for purposes of this Section 3.1(l), NTL and its subsidiaries, assuming the transactions contemplated hereby have taken place), taken as a whole, is or would be conducted, (iii) any agreement or arrangement between Diamond or any Diamond subsidiary, on the one hand, and any Transferor or its Affiliate (as defined in Section 8.3 below), on the other, (iv) any contract or other agreement which would prohibit or materially delay the consummation of any of the transactions contemplated by this Agreement, (v) any partnership, joint venture, European Economic Interest Grouping or consortium agreement or any agreement for sharing income, or (vi) any agreement or arrangement which is liable to be terminated by another party or under which rights of any person are liable to arise or be affected as a result of any change in the control, management or shareholders of Diamond and (B) none of Diamond or any subsidiary of Diamond is subject to any agreements related to indebtedness for borrowed money ("Debt Agreements"). (All contracts of the type described in clauses (A)(i), (ii),(iii), (iv), (v) and (vi) and all Debt Agreements being referred to herein as "Diamond Material Contracts"). Each Diamond Material Contract is valid and binding on Diamond (or, to the extent a Diamond subsidiary is a party, such entity) and is in full force and effect, and Diamond and each Diamond subsidiary have in all material respects performed all their respective obligations required to be performed by them to date under each Diamond Material Contract, except where such noncompliance, individually or in the aggregate, would not have a material adverse effect on Diamond. Neither Diamond nor any Diamond subsidiary knows of, or has received notice of, any violation or default under (nor, to the knowledge of Transferors, does there exist any condition which with the passage of time or the giving of notice or both would result in such a violation or default under) any Diamond Material Contract.

          (m) Employees. True and complete particulars relating to the employment of each of the Key Employees are contained in Section 3.1(m) of the Transferors Disclosure Schedule including, (A) period of continuous employment; (B) job title or job function and workplace location; (C) all terms and conditions of employment (including entitlement to annual salary and arrangements relating to hours of work (including any agreement with any Key Employee to extend such hours of work) private medical care, permanent health insurance and company cars); and (D) details of any other benefits including but not limited to profit sharing, bonus, commission or other incentive arrangements whether provided on a contractual or discretionary basis. There are no employees of Diamond or any of its subsidiaries on which the business of Diamond is substantially dependent other than the Key Employees.

             (i) Copies of any handbooks or works rules or procedures (including any disciplinary or grievance procedures) and all collective, procedural, recognition or other agreements (whether written or oral) with any trade union, works council or other staff association or representative and details of any arrangements relating to the election of any person as such a representative have been made available to NTL.

             (ii) Diamond has in all material respects complied with all its obligations to, and no amount which is in arrears or unpaid is due to or in respect of, any of the employees of Diamond or any of its subsidiaries ("the Employees") arising out of or in connection with: (A) any of their terms and conditions of employment and/or customs and practices related thereto; (B) any statutes and regulations relevant to their employment including, but not limited to, those relating to discrimination by reason of sex, race or disability, any duties to inform and consult employees and/or their representatives and any obligation to make payments to the UK Inland Revenue and to pay National Insurance contributions; and/or (C) any orders and awards made in relation to them or any of them.

             (iii) Except as set forth in Schedule 3.1(m)(iv) of the Transferors Disclosure Schedule there are no arrangements, whether contractual or otherwise, entitling any of the Employees to any payment or other benefits arising from the transactions contemplated hereby.

             (iv) Except as described in Section 3.1(m)(v) of the Transferors Disclosure Schedule there are no agreements or arrangements for the payment of allowances, lump sums or other benefits on death or during any periods of sickness or disablement for the benefit of any of the Employees or their dependants.

             (v) No trade union is recognized in relation to any of the Employees nor has Diamond or any of its subsidiaries entered into any collective agreements relating to any of the Employees and nor is there any works council or other staff association in existence in relation to any of the Employees and no person has been elected as a representative of any of the Employees nor have any arrangements been made for any such election.

          (n) Insolvency. No receiver or administrative receiver has been appointed of the whole or any part of the assets or undertaking of Diamond or any of its subsidiaries. No administration order has been made in relation to Diamond or any of its subsidiaries and no petition for such an order has been presented. No proposal for a voluntary arrangement between Diamond or any of its subsidiaries and any of their respective creditors (or any class of them) has been made to or is in the contemplation of Diamond or any of its subsidiaries. No petition has been presented, no order has been made and no resolution has been passed for the winding-up of Diamond or any of its subsidiaries. Neither Diamond nor any of its subsidiaries has stopped payment to its creditors nor is any of them insolvent or unable to pay its debts as and when they fall due. No unsatisfied judgement is outstanding against Diamond or any of its subsidiaries.

     Section 3.2 Representations and Warranties of Transferors. Each Transferor severally and not jointly, as to itself only represents and warrants to NTL:

          (a) Organization, Standing and Corporate Power. Except for Transferors that are individuals, such Transferor is a corporation, partnership or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized.

          (b) Authority; Noncontravention. Except for Transferors that are individuals, such Transferor has all requisite corporate power and authority to enter into this Agreement (or partnership). Except for Transferors that are individuals, the execution and delivery of this Agreement by such Transferor and the consummation by Transferor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate (or partnership) action on the part of such Transferor. This Agreement has been duly executed and delivered by Transferor and, assuming the due authorization, execution and delivery by NTL and each other Transferor, constitutes the legal, valid and binding obligation of Transferor, enforceable against Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy and similar laws or by general principles of equity (whether considered in a proceeding in equity or at law). Except as set forth in
     Section 3.2(b) of the Transferors Disclosure Schedule, the execution and delivery of this Agreement by such Transferor do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement by such Transferor will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of such Transferor or, if applicable, any of its subsidiaries under, (i) the memorandum of association or by-laws (or other governing documents) of such Transferor, (ii) any material loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license or similar authorization applicable to such Transferor or its properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Transferor or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not impair in any material way the ability of such Transferor to perform its obligations under this Agreement. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Transferor in connection with the execution and delivery of this Agreement by Transferor or the consummation by Transferor of the transactions contemplated by this Agreement, except for such filings with Governmental Entities to satisfy the applicable requirements of state securities or "blue sky" laws; receipt of the Required British Approvals (as defined); and such consents, approvals, orders or authorizations the failure of which to be made or obtained individually or in the aggregate would not impair in any material way the ability of Transferor to perform its obligations under this Agreement.

          (c) Title, Absence of Liens. Except as set forth in Section 3.2(c) of the Transferors Disclosure Schedule, all Shares set forth opposite Transferor's name on the signature page hereto are hereto owned directly or indirectly by Transferor, free and clear of all Liens and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests).

          (d) Brokers. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Transferor.

          (e) Investment Intent; Private Placement.

             (i) Such Transferor is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in equity securities presenting an investment decision like that involved in the acquisition of the NTL Common Stock. Such Transferor or its counsel, accountants or other investment advisers have requested, received, reviewed and considered all information deemed relevant by them in making an informed decision to acquire the NTL Common Stock.

             (ii) Such Transferor is acquiring the NTL Common Stock for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. Such Transferor has no present intention of selling, granting any participation in, or otherwise distributing such NTL Common Stock, except in compliance with the Securities Act or pursuant to an available exemption thereunder.

             (iii) Such Transferor understands that the NTL Common Stock which it is to receive under this Agreement has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of each Transferor's investment intent as expressed herein. Each Transferor is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Each Transferor further understands that the certificate(s) representing the NTL Common Stock shall bear the following legend:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

     Section 3.3 Representations and Warranties of NTL. Except as fairly disclosed in the NTL SEC Documents (as defined in Section 3.3(e)) or as set forth on the Disclosure Schedule delivered by NTL to Transferors prior to the execution of this Agreement (the "NTL Disclosure Schedule") and making reference to the particular subsection of this Agreement to which exception is being taken, NTL represents and warrants to Transferors as follows:

          (a) Organization, Standing and Corporate Power.

             (i) Each of NTL and its subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized and has the requisite corporate or other power, as the case may be, and authority to carry on its business as now being conducted, except, as to subsidiaries, for those jurisdictions where the failure to be so organized, existing or in good standing individually or in the aggregate would not have a material adverse effect on NTL. Each of NTL and its subsidiaries is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing individually or in the aggregate would not have a material adverse effect on NTL.

             (ii) NTL has delivered to Transferors prior to the execution of this Agreement complete and correct copies of its certificate of incorporation and by-laws, as amended to date.

          (b) Subsidiaries. Except as set forth in Section 3.3(b) of the NTL Disclosure Schedule, Exhibit 21 to NTL's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 includes all the subsidiaries of NTL which as of the date of this Agreement are subsidiaries. Except as set forth in Section 3.3(b) of the NTL Disclosure Schedule, all the outstanding shares of capital stock of, or other equity interests in, each such subsidiary have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by NTL, free and clear of all Liens and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests).

          (c) Capital Structure. As of the date hereof, the authorized capital stock of NTL consists of 100,000,000 shares of NTL Common Stock and 2,500,000 shares of preferred stock, par value $.01 per share, of NTL ("NTL Preferred Stock"). At the close of business on May 29, 1998: (i) 41,264,252 shares of NTL Common Stock were issued and outstanding; (ii) no shares of NTL Common Stock were held by NTL in its treasury; (iii) 117,465,922 shares of 13% Senior Redeemable Exchangeable Preferred Stock were issued and outstanding (the "NTL 13% Preferred"), (iv) 1,000,000 shares of Series A Junior Participating Preferred Stock were reserved for issuance pursuant to a Rights Agreement, dated as of October 13, 1993, between NTL and Continental Stock Transfer & Trust Company (the "Rights Agreement"); (v) 7,260,726 shares of NTL Common Stock were reserved for issuance pursuant to the conversion of the 7% Convertible Subordinated Notes due 2008 ("2008 Notes") and 973,429 shares of NTL Common Stock were reserved for issuance upon the exercise of certain warrants (2008 Notes and such warrants, the "NTL Convertible Securities"); and (vi) 15,764,279 shares of NTL Common Stock were reserved for issuance pursuant to various NTL employee and director stock option (such options, collectively, the "NTL Common Stock Options"). Pursuant to an Agreement and Plan of Amalgamation (the "Amalgamation Agreement") dated February 4, 1998, between NTL and Comcast UK Cable Partners Limited, NTL will issue additional shares of NTL Common Stock and may issue new classes of NTL preferred stock. Except as set forth in this Section 3.3(c) and except for changes since May 29, 1998 resulting from the issuance of shares of NTL Common Stock pursuant to the conversion or exercise of NTL Convertible Securities or the exercise of NTL Employee Stock Options, as of the date hereof, (x) there are not issued, reserved for issuance or outstanding (A) any shares of capital stock or other voting securities of NTL, (B) any securities of NTL or any NTL subsidiary convertible into or exchangeable or exercisable for shares of capital stock or voting securities of NTL, (C) any warrants, calls, options or other rights to acquire from NTL or any NTL subsidiary, and any obligation of NTL or any NTL subsidiary to issue, any capital stock, voting securities or securities convertible into or exchangeable or exercisable for capital stock or voting securities of NTL, and (y) there are no outstanding obligations of NTL or any NTL subsidiary to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities. As of the date hereof, there are no outstanding (A) securities of NTL or any NTL subsidiary convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or ownership interests in any NTL subsidiary,
     (B) warrants, calls, options or other rights to acquire from NTL or any NTL subsidiary, and any obligation of NTL or any NTL subsidiary to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable or exercisable for any capital stock, voting securities or ownership interests in, any NTL subsidiary or
     (C) obligations of NTL or any NTL subsidiary to repurchase, redeem or otherwise acquire any such outstanding securities of NTL subsidiaries or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities.

          (d) Authority; Noncontravention. NTL has all requisite corporate power and authority to enter into this Agreement to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by NTL and the consummation by NTL of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of NTL, including, if required, by the shareholders of NTL prior to the Closing Date. This Agreement has been duly executed and delivered by NTL and, assuming the due authorization, execution and delivery by Diamond and each Transferor, constitutes the legal, valid and binding obligations of NTL, enforceable against NTL in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy and similar laws or by general principles of equity (whether considered in a proceeding in equity or at law). Except as set forth in Section 3.3(d) of the NTL Disclosure Schedule, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of NTL or any of its subsidiaries under, (i) the certificate of incorporation or by-laws of NTL or the comparable organizational documents of any of its subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license or similar authorization applicable to NTL or any of its subsidiaries or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to NTL or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a material adverse effect on NTL or (y) reasonably be expected to impair the ability of NTL to perform its obligations under this Agreement. No consent, approval, order or authorization of, action by, or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to NTL or any of its subsidiaries in connection with the execution and delivery of this Agreement by NTL or the consummation by NTL of the transactions contemplated by this Agreement, except for such filings with Governmental Entities to satisfy the applicable requirements of state securities or "blue sky" laws; the receipt of the Required British Approvals; and such consents, approvals, orders or authorizations the failure of which to be made or obtained individually or in the aggregate would not (x) have a material adverse effect on NTL or (y) reasonably be expected to impair the ability of NTL to perform its obligations under this Agreement.

          (e) SEC Documents; Undisclosed Liabilities. NTL has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) with the SEC since January 1, 1997 (the "NTL SEC Documents"). As of their respective dates, the NTL SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such NTL SEC Documents, and none of the NTL SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of NTL included in the NTL SEC Documents comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of NTL and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except (i) as reflected in such financial statements or in the notes thereto or (ii) for liabilities incurred in connection with this Agreement or the transactions contemplated hereby, neither NTL nor any of its subsidiaries has any liabilities or obligations of any nature which, individually or in the aggregate, would have a material adverse effect on NTL.

          (f) Absence of Certain Changes or Events.  Except as set forth in
     Section 3.3(f) of the NTL Disclosure Schedule and except for liabilities incurred in connection with this Agreement or the transactions contemplated hereby, since December 31, 1997, NTL and its subsidiaries have conducted their business only in the ordinary course or as disclosed in any NTL SEC Document filed since such date and prior to the date hereof, and there has not been (i) any material adverse change in NTL, (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of NTL's capital stock, (iii) any split, combination or reclassification of any of NTL's capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of NTL's capital stock, except for issuances of NTL Common Stock upon conversion or exercise of NTL Convertible Securities or exercise of NTL Employee Stock Options, in each case, awarded prior to the date hereof in accordance with their present terms, (iv) except as required by a change in GAAP, any change in accounting methods, principles or practices by NTL materially affecting its assets, liabilities or business or (v) any tax election that individually or in the aggregate would have a material adverse effect on NTL or any of its tax attributes or any settlement or compromise of any material income tax liability.

          (g) Compliance with Applicable Laws; Litigation.

             (i) NTL, its subsidiaries and employees hold all permits, licenses, variances, exemptions, orders, registrations and approvals of all Governmental Entities which are required for the operation of the businesses of NTL and its subsidiaries (the "NTL Permits"), except where the failure to have any such NTL Permits individually or in the aggregate would not have a material adverse effect on NTL. NTL and its subsidiaries are in compliance with the terms of the NTL Permits and all applicable statutes, laws, ordinances, rules and regulations, except where the failure so to comply individually or in the aggregate would not have a material adverse effect on NTL. As of the date of this Agreement, no action, demand, requirement or investigation by any Governmental Entity and no suit, action or proceeding by any person, in each case with respect to NTL or any of its subsidiaries or any of their respective properties, is pending or, to the knowledge of NTL, threatened, other than, in each case, those the outcome of which individually or in the aggregate would not (A) have a material adverse effect on NTL or (B) reasonably be expected to impair in any material way the ability of NTL to perform its obligations under this Agreement or prevent or materially delay the consummation of any of the transactions contemplated by this Agreement.

             (ii) Neither NTL nor any NTL subsidiary is subject to any outstanding order, injunction or decree which has had or, insofar as can be reasonably foreseen, individually or in the aggregate will have a material adverse effect on NTL.

          (h) Absence of Changes in Benefit Plans. Since March 31, 1998, there has not been any adoption or amendment in any material respect by NTL or any of its subsidiaries of any collective bargaining agreement or any material bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding providing benefits to any current or former employee, officer or director of NTL or any of its wholly owned subsidiaries (collectively, the "NTL Benefit Plans"), or any material change in any actuarial or other assumption used to calculate funding obligations with respect to any NTL pension plans, or any material change in the manner in which contributions to any NTL pension plans are made or the basis on which such contributions are determined.

          (i) ERISA Compliance.

             (i) With respect to the NTL Benefit Plans, no event has occurred and, to the knowledge of NTL, there exists no condition or set of circumstances, in connection with which NTL or any of its subsidiaries could be subject to any liability that individually or in the aggregate would have a material adverse affect on NTL under ERISA, the Code or any other applicable law.

             (ii) Neither NTL nor any of its subsidiaries has incurred any unsatisfied liability under Title IV of ERISA (other than liability for premiums to the Pension Benefit Guaranty Corporation arising in the ordinary course). No NTL Benefit Plan has incurred an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code) whether or not waived. To the knowledge of NTL, there are not any facts or circumstances that would materially change the funded status of any NTL Benefit Plan that is a "defined benefit" plan (as defined in Section 3(35) of ERISA) since the date of the most recent actuarial report for such plan. No NTL Benefit Plan is a "multiemployer plan" within the meaning of Section 3(37) of ERISA.

          (j) Taxes. Each of NTL and its subsidiaries has filed all material Tax returns and reports required to be filed by it and all such returns and reports are complete and correct in all material respects, or requests for extensions to file such returns or reports have been timely filed, granted and have not expired, except to the extent that such failures to file, to be complete or correct or to have extensions granted that remain in effect individually or in the aggregate would not have a material adverse effect on NTL. NTL and each of its subsidiaries has paid (or NTL has paid on its behalf) all Taxes shown as due on such returns, and the most recent financial statements contained in the NTL SEC Documents reflect an adequate reserve in accordance with GAAP for all Taxes payable by NTL and its subsidiaries for all taxable periods and portions thereof accrued through the date of such financial statements.

             (i) No deficiencies for any Taxes have been proposed, asserted or assessed against NTL or any of its subsidiaries that are not adequately reserved for, except for deficiencies that individually or in the aggregate would not have a material adverse effect on NTL. The federal income tax returns of NTL and each of its subsidiaries consolidated in such returns for tax years through 1992 have closed by virtue of the applicable statute of limitations.

          (k) Tax Free Reorganization Matters.

             (i) NTL and Transferors each has adopted a plan of reorganization as provided in the Code and Treasury Regulations promulgated thereunder (the "Treasury Regulations") with respect to the intended qualification of the share exchange as a tax free reorganization within the meaning of
        Section 368(a)(1)(B) of the Code;

             (ii) To the best of NTL's knowledge, immediately after the exchange contemplated by this Agreement, NTL will own shares of Diamond's capital stock possessing at least eighty percent (80%) of the combined voting power of all the shares of capital stock of Diamond entitled to vote and at least eighty percent (80%) of each class of shares of capital stock of Diamond not entitled to vote;

             (iii) The transactions described in this Agreement have a "bona fide business purpose" as defined in the Treasury Regulations.

     It is understood that neither NTL or Diamond is representing, warranting, covenanting or indemnifying as to the actual qualification of the share exchange under Section 368(a)(1)(B) of the Code.

          (l) Brokers. No broker, investment banker, financial advisor or other person, other than Donaldson, Lufkin & Jenrette, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of NTL.

     Section 3.4 No Counterclaim. Transferors undertake not to exercise any right of counterclaim or set off any claim or right of recovery against Diamond or any of its subsidiaries or any of their respective officers, employees, auditors or advisers in relation to any claim which may be made in respect of the warranties and representations contained in this Agreement.

                                   ARTICLE IV

                   COVENANTS RELATING TO CONDUCT OF BUSINESS

     Section 4.1 (a) Conduct of Business by Diamond.  Except as set forth in
Section 4.1(a) of the Transferors Disclosure Schedule, as otherwise contemplated by this Agreement or the transactions contemplated hereby as fairly disclosed in Diamond's capital expenditure budgets previously made available to NTL as part of the development of Diamond's business telecommunication business or as consented to by NTL in writing, such consent not to be unreasonably withheld or delayed, during the period from the date of this Agreement to the Closing Date, Transferors shall cause Diamond and its subsidiaries to carry on their respective businesses in the ordinary and usual course consistent with past practice and, to the extent consistent therewith, use all reasonable efforts to preserve intact their current business organizations and use reasonable efforts to keep available the services of their current officers and other key employees and preserve their relationships with those persons having business dealings with them. Without limiting the generality of the foregoing (but subject to the above exceptions), during the period from the date of this Agreement to the Closing Date, Transferors shall not permit Diamond or any of its subsidiaries to:

          (i) other than dividends and distributions by a direct or indirect wholly owned subsidiary of Diamond to its parent, or by a subsidiary that is partially owned by Diamond or any of its subsidiaries, provided that Diamond or any such subsidiary receives or is to receive its proportionate share thereof,

     (w) declare, set aside or pay any dividends on, make any other distributions in respect of, or enter into any agreement with respect to the voting of, any of its shares, (x) split, combine, reclassify or vary any class rights attached to, any of its shares or issue or create or authorize the issuance of any shares or other securities or loan capital or
     (y) capitalize any amount standing to the credit of any reserve or purchase, redeem or otherwise acquire any shares or other securities or loan capital of Diamond or any of its subsidiaries or any rights, warrants or options to acquire any such shares or other securities or loan capital or otherwise reorganize its share capital (z) grant any option over any shares or other securities or loan capital or uncalled capital or issue any securities convertible into shares or other securities or loan capital;

          (ii) issue, deliver, sell, pledge or otherwise encumber or subject to any Lien any shares or any other securities or loan capital or any rights, warrants or options to acquire, any such shares or other securities or loan capital (other than the issuance of ordinary shares upon the exercise of Stock Options outstanding as of the date hereof in accordance with their present terms or pursuant to the CGT Option Agreement in accordance with its present terms);

          (iii) amend its memorandum or articles of association or other comparable organizational documents;

          (iv) acquire or agree to acquire the shares or stock or other securities of any other body corporate or any portion of the assets of any business or any person;

          (v) sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets (including securitizations) other than (A) in the ordinary course of trading consistent with past practice or (B) the sale, lease, license or other disposition of up to L750,000 of such assets, in the aggregate;

          (vi) incur any indebtedness for borrowed money, other than pursuant to agreements or arrangements in effect as of the date hereof, or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for the obligations of any person for borrowed money in an amount that exceeds individually or in aggregate L500,000;

          (vii) enter into any joint venture, partnership or European Economic Interest Grouping;

          (viii) enter into any contract or commitment or any transaction otherwise than (A) in the ordinary and usual course of business and (B) at arms' length and for full value;

          (ix) enter into any contract, commitment or arrangement with Transferors or any of their Affiliates or vary, supplement or amend such existing contract, commitment or arrangement (other than on terms no less favorable than would be obtained from unaffiliated third parties, and as approved by a resolution of the Board of Directors of Diamond that contains such a conclusion);

          (x) engage any employees or consultants having an annual salary in excess of L100,000 or make a material change in the terms and conditions of employment or engagement or pension benefits of any employees or consultants;

          (xi) enter into any contract or commitment which either individually or in the aggregate may result in expenditure in excess of L250,000 per month;

          (xii) enter into any material agreement, arrangement or understanding with respect to programming (except for the transaction with [newspaper]), software, the provisioning of cable modem internet services, billing, the provisioning of digital CATV services and/or the acquisition of set top boxes, switching equipment or other computer and/or telecommunications equipment with a value in excess of L1 million;

          (xiii) make or change any material Tax election or method of accounting or settle any material Tax dispute or controversy; or

          (xiv) authorize, or commit or agree to take, any of the foregoing actions;

     provided that the limitations set forth in this Section 4.1(a) (other than clause (iii)) shall not apply to any transaction between Diamond and any wholly owned subsidiary or between any wholly owned subsidiaries of Diamond. NTL shall treat as confidential any information which Diamond discloses to NTL in respect of any Affiliate and designates as confidential.

     (b) Other Actions. Except as required by law, Transferors undertake to NTL that they shall procure that Diamond and its subsidiaries shall not, and NTL undertakes to Transferors that it shall not and shall not permit any of its subsidiaries to, voluntarily take any action that would, or that could reasonably be expected to, result in (i) any of the representations and warranties given by Transferors (where this undertaking is given by Transferors) or by NTL (where this undertaking is given by NTL) set forth in this Agreement that are qualified as to materiality becoming untrue at the Closing Date (as if made at and as of such time), (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect at the Closing Date (as if made at and as of such time), or (iii) any of the conditions set forth in Article VI not being satisfied.

     (c) Advice of Changes. At, or prior to, the date hereof, Transferors shall appoint one Transferor to act as the Transferors' Representative (the "Transferors' Representative"). The Transferors' Representative is set forth on
Section 4.1, (c) of the Transferors Disclosure Schedule. Each Transferor (through the Transferors' Representative) and NTL shall promptly advise the Transferors' Representative or NTL, as the case may be, orally and in writing to the extent it has knowledge of (i) any representation or warranty contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, (ii) any failure to comply in any material respect with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied under this Agreement and (iii) any change or event having, or which, insofar as can reasonably be foreseen, could reasonably be expected to have a material adverse effect on the truth of any of the representations and warranties or the ability of the conditions set forth in Article VI to be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

     Section 5.1 Access to Information; Confidentiality. Subject to the Confidentiality Agreement dated May 20, 1998, between NTL and Transferors (the "Confidentiality Agreement"), and subject to restrictions contained in confidentiality or other agreements to which such party is subject (which such party will use its reasonable efforts to have waived) and applicable law, Transferors undertake to NTL to procure that Diamond and its subsidiaries shall, and NTL undertakes to Transferors that it shall, and shall cause each of its subsidiaries to, afford to Transferors' Representative or NTL, as the case may be, and to the officers, employees, accountants, counsel, financial advisors and other representatives of Transferors' Representative or NTL, as the case may be, reasonable access during normal business hours during the period prior to the Closing Date to all the properties, books, contracts, commitments, personnel and records of Diamond and its subsidiaries (where the undertaking is given by Transferors) and of NTL and its subsidiaries (where the undertaking is given by
NTL) and, during such period, Transferors undertake to NTL to procure that Diamond and its subsidiaries shall, and NTL shall, and shall cause each of its subsidiaries to, furnish promptly to Transferors' Representative or NTL, as the case may be, (a) a copy of each report, schedule, registration statement and other document filed by Diamond or any of its subsidiaries (where the undertaken is given by Transferors) or by NTL or any of its subsidiaries (where the undertaken is given by NTL) during such period pursuant to the requirements of federal or state securities laws and (b) all other information concerning the business, properties and personnel of Diamond or any of its subsidiaries (where the undertaken is given by Transferors) or of NTL or any of its subsidiaries (where the undertaking given by NTL) as Transferors' Representative or NTL, as the case may be, may reasonably request. No review pursuant to this Section 5.1 shall affect any representation or warranty given by any party hereto. Transferors' Representative shall be entitled to disclose any information received by it pursuant to this Section 5.1 to the other Transferors. Each Transferor will and NTL will, hold, and will use all reasonable efforts to cause its respective officers, employees, accountants, counsel, financial advisors and other representatives and Affiliates to hold, any nonpublic information in accordance with the terms of the Confidentiality Agreement.

     Section 5.2 Reasonable Best Efforts. (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. Without limitation of the foregoing, NTL shall, and Transferors shall procure that Diamond and its subsidiaries shall, promptly supply such information as is reasonably necessary to enable the confirma-tions and indications referred to in Section 6.1(a) to be obtained.

     (b) In connection with and without limiting the foregoing, Transferors and NTL shall (i) take all action necessary to ensure that no takeover statute or similar statute or regulation is or becomes applicable to this Agreement, or any of the other transactions contemplated by this Agreement and (ii) if any takeover statute or similar statute or regulation becomes applicable to this Agreement, or any other transaction contemplated by this Agreement, take all action necessary to ensure that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the transactions contemplated by this Agreement.

     Section 5.3 Stock Options and Stock Appreciation Rights. (a) In respect of all outstanding Stock Options issued under the Stock Plan, NTL shall permit each holder thereof to receive, at such holder's option, upon release of such holder's Stock Option that either is exercisable or not or will become, upon the Closing, exercisable under the Stock Plan, either (i) an option (the "NTL Option") to acquire, except as provided in paragraph (b) below, on the same terms and conditions as were applicable under such Stock Option, one share of NTL Common Stock for every four ordinary shares in Diamond subject to the Stock Option (to be adjusted in the same manner as provided for in Section 1.2) at an exercise price per share of NTL Common Stock (rounded to nearest whole cent) equal to (A) the aggregate exercise price for the ordinary shares in Diamond that are the subject of such Stock Option divided by (B) the aggregate number of whole shares of NTL Common Stock deemed to be subject to such Stock Option in accordance with the foregoing or (ii) that number of shares of NTL Common Stock (rounded down to the nearest whole number) as is equal to one share of NTL Common Stock for every four ordinary shares in Diamond subject to the Stock Option (to be adjusted in the same manner as provided for in Section 1.2) less that number of shares of NTL Common Stock (rounded to the nearest whole number) as is equal in value to (A) the aggregate exercise price for the ordinary shares in Diamond the subject of the Stock Option divided by (B) the NTL Average Stock Price on the Closing Date.

     (b) With respect to the NTL Options issued as contemplated in paragraph (a)
(x) 50% of each holders' NTL Options shall be exercisable from the Closing Date,
(y) 25% shall be exercisable from the first anniversary date of the Closing Date and (z) 25% shall be exercisable from the second anniversary date of the Closing Date. Further, such NTL Options shall also be exercisable in full in the event that the holder of a Stock Option ceases to be an employee or director of any company in the NTL or Diamond group save where this is as a result of voluntary resignation or if such employee is dismissed as a result of his or her gross misconduct in circumstances entitling NTL summarily to dismiss the employee without prior notice under such employee's or director's service agreement and applicable law.

     (c) As soon as practicable after the date hereof, NTL (and if appropriate, the Transferors shall procure Diamond, jointly with NTL) shall deliver to the holders of Stock Options appropriate notices setting forth such holders' rights pursuant to the Stock Plan and the alternatives offered to them in accordance with Section 5.3(a) together with any form of release required to be executed by such holders.

     (d) No later than the Closing Date, NTL shall prepare and file with the SEC a registration statement on Form S-8 (or another appropriate form) registering a number of shares of NTL Common Stock issuable in accordance with clauses (i) and
(ii) of Section 5.3(a). Such registration statement shall be kept effective (and the current status of the prospectus or prospectuses required thereby shall be maintained) at least for so long as NTL Options remain outstanding and until such time as the shares of NTL Common Stock subject to such NTL Options as issuable pursuant to clauses (i) and (ii) of Section 5.3(a) are no longer subject to resale restrictions under the Securities Act.

     Section 5.4 Fees and Expenses. Except as provided in Section 5.10 hereof, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the transactions contemplated hereby are consummated. Transferors represent and undertake that no such fees and expenses have been or will be borne by Diamond or any of its subsidiaries.

     Section 5.5 Public Announcements. NTL will consult with the Transferors' Representative and each Transferor will, and will procure that Diamond and its subsidiaries will, consult with NTL before issuing, and provide the Transferors' Representative or NTL (as appropriate) the opportunity to review, comment upon and concur with and use reasonable efforts to agree on, any press release or other public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as any party may determine is required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties.

     Section 5.6 NASDAQ Quotation. NTL shall use reasonable best efforts to cause the NTL Common Stock issuable under Section 1.2 and Section 5.3 and upon exercise of NTL Options pursuant to Section 5.3 to be approved for quotation on the NASDAQ, subject to official notice of issuance, as promptly as practicable after the date hereof, and (except in respect to NTL Common Stock issuable upon excise of Adjusted Options) in any event prior to the Closing Date.

     Section 5.7 Covenant of Transferors. Each Transferor agrees that it will, and will cause its Affiliates to, vote any Voting Securities of NTL which they are entitled to vote to approve the matters that will be presented to the shareholders of NTL at the meeting called to approve the Amalgamation Agreement that are necessary to implement that agreement.

     Section 5.8 Covenant of NTL. If so required, as promptly as practicable after the date hereof, NTL shall take all necessary actions to convene a special meeting of its shareholders to authorize the transaction contemplated hereby.

     Section 5.9 Standstill Agreements; Confidentiality Agreements. During the period from the date of this Agreement through the Closing Date, Transferors shall procure that neither Diamond nor any of its subsidiaries shall terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which it is a party. During such period, Transferors shall procure that Diamond and its subsidiaries shall enforce, to the fullest extent permitted under applicable law, the provisions of any such agreement, including by obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court having jurisdiction.

     Section 5.10 Conveyance Taxes. NTL and Transferors shall, and Transferors shall procure that Diamond shall, cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration; and other fees or any similar taxes which become payable in connection with the transactions contemplated by this Agreement that are required or permitted to be filed on or before the Closing Date; provided, however, in the event that any stamp duty liability or obligation that arises in connection with the transaction contemplated hereby, such obligations shall be the obligations of NTL.

     Section 5.11 Debt Offers. NTL and Transferors will each use their respective reasonable best efforts to obtain, upon terms and conditions which are reasonably satisfactory to NTL, any required consents of the holders of the various debt securities of NTL and Diamond in order to permit the transactions contemplated hereby. The costs, fees and expenses payable by Diamond in connection with its debt offer, if required, shall be subject to the reasonable approval of NTL.

     Section 5.12 Confidential Information. Transferors undertake to NTL that they shall, and shall cause Diamond and its subsidiaries to, keep confidential and not at any time after the date of this Agreement disclose or make known in any way to anyone (other than NTL and Diamond) or use for their own or any other person's benefit any know-how or confidential information relating to any of the customers, suppliers or affairs of the businesses (including any prospective business) of Diamond or its subsidiaries or otherwise relating to the businesses of Diamond and its subsidiaries except information which is (i) in the public domain or (ii) becomes public knowledge through no fault of such Transferor or
(iii) is required to be disclosed by court order or other government process or the disclosure of which is necessary to enable such Transferor to comply with applicable law or defend against claims. In the event that such Transferor shall be required to make disclosure pursuant to the provisions of clause (iii) of the preceding sentence, such Transferor shall promptly notify NTL and take, at the expense of NTL, all reasonably necessary steps requested by NTL to defend against the enforcement of such court order or other government process, and permit NTL to participate with counsel of its choice in any proceeding relating to the enforcement thereof.

     Section 5.13 Shareholders' Agreement. Each Transferor hereby agrees that the proposed transfer of the Shares to NTL pursuant to this Agreement shall be deemed to comply in all respects with the provisions of Schedule 2 to the Shareholders Agreement dated September 1, 1994 between European Cable Capital Partners, L.P., AmSouth Bank of Alabama, CGT Family Corporation, GS Capital Partners L.P., William W. McDonald and Diamond.

     Section 5.14 Bring-along for Optionholder Shares. Transferors covenant and undertake to NTL that insofar as the holders of Stock Options (including the CGT Family Corporation) ("Option Shareholders") shall validly exercise their Stock Options in accordance with the rules of the Stock Plan after the date of this Agreement to acquire ordinary shares in Diamond ("Option Shares") then Transferors will, in accordance with paragraph 8 of the Schedule to the Rules of the Stock Plan require the Option Shareholders to sell all of the Option Shares to NTL on the same terms and conditions as contained in this Agreement and Transferors shall take all steps and do all matters including the giving of a notice as may be necessary to achieve this and shall not withdraw the same unless authorized to do so by NTL.

     Section 5.15 Tag-along for Optionholders Shares. Without prejudice to the obligations of Transferors in section 5.14 NTL covenants with and undertakes to Transferors that in the event that any holders of Stock Options (including the CGT Family Corporation) shall validly exercise their Stock Options as described in section 5.14 then NTL shall offer to purchase from the Option Shareholders all of the Option Shares on the same terms and conditions as set out in this Agreement and that such offer shall remain capable for acceptance for a period of 14 days from the date on which it is made.

     Section 5.16 No change to Stock Options. Transferors covenant and undertake to NTL that they will procure that Diamond shall not, except as specifically contemplated herein or with the prior consent of NTL either (a) amend the rules of the Stock Plan or the Option Agreement (whether or not with the prior consent of the holders of Stock Options; or (b) approach, or despatch any document to, the holders of Stock Options.

     Section 5.17 Indemnification; Directors and Officers Insurance. NTL agrees to maintain for the benefit of Diamond's past and present directors and officers indemnification arrangements pursuant to Diamond's memorandum and articles of association and indemnification agreements in existence on the date hereof covering acts or omissions occurring at or prior to the Closing Date to the dame extent as are in place at the date of this Agreement. NTL shall also provide, for an aggregate period of not less than six years from the

Closing Date, Diamond's current directors and officers with a directors' and officers' liability insurance policy that provides coverage for events occurring prior to the Closing Date that is no less favorable than Diamond's existing policy.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

     Section 6.1 Conditions to Each Party's Obligation to Effect the Closing. The respective obligation of each party to effect the Closing is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

          (a) Required British Approvals.  The following shall have occurred:

             (i) NTL shall have received a written indication from The Secretary of State for Trade and Industry ("DTI"), from the Independent Television Commission ("ITC"), in terms reasonably satisfactory to NTL and from the Radio Communications Agency ("RCA"), to the effect that the Closing will not lead to the revocation of any licenses (issued pursuant to the Cable and Broadcasting Act 1984 or the Broadcasting Act 1990 (as amended) or the Broadcasting Act 1996 or the revocation of any of the telecommunications or wireless telegraphy licenses or RCA licences (issued by the DTI or by the RCA acting for the DTI pursuant to the Telecommunications Act 1984 or the Wireless Telegraphy Act 1949) which are held by Diamond or any of its subsidiaries, except for any licenses the loss of which would not have a material adverse effect on Diamond;

             (ii) NTL shall have received written confirmation from the Office of Telecommunications, in terms reasonably satisfactory to NTL, that the Director General has not after the date hereof (a) issued any directions to Diamond or any of its subsidiaries in connection with their telecommunications licenses issued pursuant to the Telecommunications Act 1984 or their wireless telegraphy licenses issued pursuant to the Wireless Telegraphy Act 1949, (b) given notice to Diamond or any of its subsidiaries of its intention to make modifications to such licenses (other than modifications which are to be made to all or substantially all of the licenses issued pursuant to the Telecommunications Act 1984 or the Wireless Telegraphy Act 1949 (as appropriate), or (c) taken and has no intention to take any steps pursuant to Section 16, 17 or 18 of the Telecommunications Act 1984 or the Wireless Telegraphy Act 1948 in relation to enforcement of any such licenses, except for, in the case of clause (a), such directions, in the case of clause (b), such modifications, or, in the case of clause (c), such enforcement steps as would not have a material adverse effect on Diamond;

             (iii) NTL shall have received written confirmation from the ITC, in terms reasonably satisfactory to NTL, that the ITC has not after the date hereof (a) issued any directions to Diamond or any of its subsidiaries in connection with any license issued pursuant to the Cable and Broadcasting Act 1984 or the Broadcasting Act 1990 (as amended) or the Broadcasting Act 1996, (b) given notice to Diamond or any of its subsidiaries of its intention to make modifications to any such license (other than modifications which are to be made to all or substantially all licenses issued pursuant to the Cable and Broadcasting Act 1984 or the Broadcasting Act 1990 (as amended) or the Broadcasting Act 1996 as the case may be), or (c) taken and has no intention to take any steps in relation to enforcement of any such license, except for, in the case of clause (a), such directions, in the case of clause (b), such modifications, or, in the case of clause (c), such enforcement steps as would not have a material adverse effect on Diamond;

             (iv) the Office of Fair Trading shall have indicated to NTL, in terms reasonably satisfactory to NTL, either that the transaction contemplated hereby does not qualify for investigation by the Monopolies and Mergers Commission pursuant to the Fair Trading Act 1973 or that The Secretary of State for Trade and Industry has decided not to refer the transactions contemplated hereby to the Monopolies and Mergers Commission;

          (b) Governmental and Regulatory Approvals. Other than the Required British Approvals (which are addressed in Sections 6.1(a), all consents, approvals and actions of, filings with and notices to any Governmental Entity required of Diamond, NTL or any of their subsidiaries to consummate the transactions contemplated hereby, the failure of which to be obtained or taken (i) is reasonably expected to have a material adverse effect on NTL or Diamond or (ii) will result in a material violation of any laws, shall have been obtained, all in form and substance reasonably satisfactory to Transferors' Representative and NTL.

          (c) NTL Shareholders' Approval. If so required under applicable law or stock exchange (including NASDAQ) regulation, a resolution shall have been passed at a special meeting of shareholders of NTL, convened after proper notice to, and/or waiver of such notice by, the shareholders, with a quorum of the shareholders present or represented, to approve the transactions contemplated hereby.

          (d) No Injunctions or Restraints. No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition (collectively, "Restraints") shall be in effect (i) preventing the consummation of the transactions contemplated hereby, or (ii) which otherwise is reasonably likely to have a material adverse effect on Diamond or NTL, as applicable; provided, however, that each of the parties shall have used its best efforts to prevent the entry of any such Restraints and to appeal as promptly as possible any such Restraints that may be entered.

          (e) NASDAQ Quotation. The shares of NTL Common Stock issuable to Transferors as contemplated by Section 1.2 and the shares of NTL Common Stock issuable upon exercise of Adjusted Options pursuant to Section 5.3 shall have been approved for quotation on the NASDAQ, subject to official notice of issuance.

          (f) Required Consents. NTL or Transferors, as the case may be, shall have obtained (or in the case of Transferors, shall have caused Diamond to obtain) all consents designated as "Required Consents" in the NTL Disclosure Schedule or the Transferors Disclosure Schedule (as applicable).

     Section 6.2 Conditions to Obligations of NTL. The obligation of NTL to effect the transactions contemplated hereby is further subject to satisfaction or waiver of the following conditions:

          (a) Representations and Warranties. The representations and warranties of Transferors set forth herein shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "material adverse effect" set forth therein) does not have, and is not likely to have, individually or in the aggregate, a material adverse effect on NTL (assuming the consummation of the transactions contemplated herein) or Diamond.

          (b) Performance of Obligations of Transferors. Transferors shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date.

          (c) All steps required to be taken by Diamond in accordance with section 5.3(a) shall have been taken.

          (d) No Material Adverse Change. As of the Amalgamation Closing Date, there shall not have occurred any material adverse change relating to Diamond from the date hereof.

     Section 6.3 Conditions to Obligations of Transferors. The obligation of Transferors to effect the transactions contemplated hereby is further subject to satisfaction or waiver of the following conditions:

          (a) Representations and Warranties. The representations and warranties of NTL set forth herein shall be true and correct both when made and at and as of the Amalgamation Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality," or "material adverse effect" set forth therein) does not have, and is not likely to have, individually or in the aggregate, a material adverse effect on NTL.

          (b) Performance of Obligations of NTL. NTL shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Amalgamation Closing Date.

          (c) No Material Adverse Change. As of the Amalgamation Closing Date, there shall not have occurred any material adverse change relating to NTL from the date hereof.

          (d) Registration Rights. NTL shall have executed an Amalgamation Registration Rights Agreement implementing the terms set forth on Exhibit 6.3(d).

          (g) Tax Opinion. Transferors shall have received an opinion, dated the Amalgamation Closing Date, from Sullivan & Cromwell, counsel to Diamond, in form and substance reasonably satisfactory to Transferors substantially to the effect that on the basis of facts, representations and assumptions set forth in such opinion, for federal income tax purposes the share exchange will constitute a "reorganization" within the meaning of
     Section 368(a) of the Code, and NTL and Diamond will each be a party to that reorganization within the meaning of Section 368(b) of the Code. In rendering such opinion, Sullivan & Cromwell may receive and rely upon representations from NTL, Diamond and others.

     Section 6.4 Frustration of Closing Conditions. None of NTL or Transferors may rely on the failure of any condition set forth in Section 6.1, 6.2 or 6.3, as the case may be, to be satisfied if such failure was caused by the failure by any of the Transferors (in the case of the Transferors) or by NTL (in the case of NTL) to use best efforts to consummate the transactions contemplated by this Agreement, as required by and subject to Section 5.2.

                                  ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVER

     Section 7.1 Termination. This Agreement may be terminated at any time prior to the Amalgamation Closing Date:

          (a) by mutual written consent of NTL and the Majority Transferors (for the purposes of this Article VII, Transferors holding two-thirds or more of the aggregate number of Shares shall constitute the "Majority Transferors");

          (b) by either NTL or the Majority Transferors:

             (i) if the Amalgamation Closing shall not have been consummated by January 31, 1999 (the "Amalgamation End Date"), except if such failure is due to a material breach of this Agreement by the party seeking to terminate;

             (ii) if any Amalgamation Restraint having any of the effects set forth in Section 6.1(d) shall be in effect and shall have become final and nonappealable; provided, that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(ii) shall have used best efforts to prevent the entry of and to remove such Amalgamation Restraint; or

             (iii) if so required, NTL shall have failed to acquire the authorization of its shareholders as contemplated in Section 6.1(c) hereof.

          (c) by NTL, if any Transferor shall have breached or failed to perform in any material respect any of their respective warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would give rise to the failure of a condition set forth in Section 6.2(a) or (b), and such condition is incapable of being satisfied by the End Date;

          (d) by Transferors, if NTL shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would give rise to the failure of a condition set forth in Section 6.3(a) or (b), and such condition is incapable of being satisfied by the End Date; or

          (e) by the Majority Transferors if (i) as of a date not more than three Business Days before the expected Amalgamation Closing Date, the NTL Average Stock Price determined as of such date is less than $36.00, (ii) notice shall have been provided to NTL hereunder of an intent to terminate and (iii) within one Business Day of receipt of such notice, NTL shall not have agreed (by notice to the Majority Transferors) to increase the consideration payable per each four ordinary shares such that the value of such consideration shall be $36.00 per share or more at such time.

     Section 7.2 Effect of Termination. In the event of termination of this Agreement by Transferors or NTL as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of NTL or Transferors, other than the provisions of Section 3.1(j), 3.2(d), 3.3(l), the last sentence of Section 5.1, Section 5.4 and this Section 7.2, which provisions survive such termination, and except to the extent that such termination results from the willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     Section 7.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties; provided that each of the Transferors agrees to be bound by any amendment approved by and entered into by the Majority Transferors; provided, however, that any amendment that has or could reasonably be expected to have a disproportionate adverse effect on one Transferor but that does not similarly affect all Transferors will also require the approval of the affected Transferor.

     Section 7.4 Extension; Waiver. Each Transferor hereby agrees and irrevocably appoints the Transferors' Representative to waive or extend any provision of this Agreement. At any time prior to the Amalgamation Closing Date, NTL or the Transferors' Representative may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any inaccuracies in the representations and warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance by the other with any of the agreements or conditions contained in this Agreement. Any agreement on the part of NTL or the Transferors' Representative to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of NTL or the Transferors' Representative to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

     Section 7.5 Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 7.1, an amendment of this Agreement pursuant to Section 7.3 or an extension or waiver pursuant to Section
7.4 shall, in order to be effective, require, in the case of NTL or any Transferor who is a body corporate, action by its Board of Directors or, with respect to any amendment to this Agreement, the duly authorized committee of its Board of Directors to the extent permitted by law.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     Section 8.1 Survival of Representations, Etc. All statements contained in the respective Disclosure Schedules or in any certificate or instrument of conveyance delivered by or on behalf of any party pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by such party hereunder. Except for the representations and warranties of Transferors set forth in Section 3.2 hereof, neither the representations and warranties of Transferors and NTL nor their respective covenants (except for those expressly to be performed after the Closing Date) contained herein shall survive the Amalgamation Closing Date. For the avoidance of doubt, neither the Transferors nor NTL shall have any liability for a breach of any representation, warranty or covenant under this Agreement (except for any breach by such Transferor of its representations and warranties in Section 3.2 hereof or the breach of any covenant by such Transferors expressly to be performed after the Amalgamation Closing Date in which case only the Transferor that has committed such breach of a representation and warranty or such breach of a covenant shall have any liability therefor) and the sole remedy of the parties hereunder for any such breach (subject to the above exception) shall be termination of this Agreement pursuant to Section 7.1.

     Section 8.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a) if to NTL, to:

          NTL Incorporated
        110 East 59th Street
        New York, New York 10022
        Telecopy No.: (212) 906-8497
        Attention: Richard J. Lubasch

        with a copy to:

        Skadden, Arps, Slate, Meagher & Flom LLP
        919 Third Avenue
        New York, New York 10022
        Telecopy No.: (212) 735-2000
        Attention: Thomas H. Kennedy

        and to:

        Travers Smith Braitwaite
        10 Snow Hill,
        London, England ECIA 2AL
        Telecopy:(011) 44 171 236-3728
        Attention: Spencer Summerfield / Simon Jay

        (b) If to Transferors, to:

        European Cable Capital Partners, L.P.
        85 Broad Street
        New York, NY 10004
        Telecopy No.:
        Attention:

        AmSouthBank of Alabama, as Trustee
        1901 Sixth Avenue North, Third Floor
        Harbert Plaza
        Birmingham, AL 35203
        Telecopy No.:
        Attention:

        DCI Capital Partners
        9830 Wilshire Boulevard
        Beverly Hills, CA 90212
        Telecopy No.:
        Attention:

        Investor Investments AB
        Arsenalsgatan 8c
        P.O. Box 161574, S-103 24
        Stockholm, Sweden
        Telecopy No.:
        Attention:

          Booth English Cable Inc.
          33 West Fort St., Suite 1230
        Detroit, MI 48226
        Telecopy No.:
        Attention:

        With a copy to:

        ECE Management, Inc.
        P.O. Box 499
        Carmel, IN 46032
        Telecopy No.:
        Attention: Robert T. Goad

        With a copy to:

        Sullivan & Cromwell
        9a Ironmonger Lane
        Telecopy: 44-171-710-6565
        Telephone: 44-171-710-6500
        Attention: Scott D. Miller

     Section 8.3 Definitions.  For purposes of this Agreement:

          (a) an "Affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise;

          (b) "knowledge" of any person means the actual knowledge of such person or, where such person is a corporation, such person's executive officers or senior management of such person's operating divisions and segments person, in each case after due inquiry which shall include, where it is the knowledge of the Transferors, after making due enquiry of the board of directors and senior management of Diamond and its subsidiaries;

          (c) "material adverse change" or "material adverse effect" means, when used in connection with Diamond or NTL, any change, effect, event, occurrence or state of facts that is, or would reasonably be expected to be, materially adverse to the business, financial condition or results of operations of such party and its subsidiaries taken as a whole, other than changes, effects, events, occurrences or facts caused by changes in general economic or securities market conditions, changes that affect the U.K. cable industry generally or changes in the business of Diamond that result from the announcement or proposed consummation of the transactions contemplated hereby, and the terms "material" and "materially" have correlative meanings;

          (d) "person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity;

          (e) a "subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting Partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person;

          (f) "Business Day" shall mean a day on which both (i) NASDAQ if functional for a normal trading day and (ii) banks in the City of New York are open for business;

          (g) "NTL Average Stock Price" shall mean the volume-weighted average of the average high and low sales prices of the NTL Common Stock or NASDAQ for each of the twenty trading days ending on the trading day prior to the date of determination;

          (h) "Required British Approval" shall mean those approvals and contents set forth in Section 6.1(a);

          (i) "in the approved term" shall mean a document, the terms, condition and form of which have been agreed by the parties to this Agreement and a copy of which has been identified as such and initialed by or on behalf of NTL and the Transferor's Representative.

     Section 8.4 Interpretation. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

     Section 8.5 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     Section 8.6 Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) and the Confidentiality Agreement (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and (b) are not intended to confer upon any person other than the parties any rights or remedies.

     Section 8.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

     Section 8.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by either of the parties hereto without the prior written consent of the other party; provided, however, that NTL have the right, at any time at or prior to the Closing, to designate in writing, in accordance with applicable law, one or more of its direct or indirect wholly owned subsidiaries or a holding company formed in compliance with Section 251(g) of the Delaware General Corporation Law to purchase, in whole or in part, the Shares on the terms set out in this Agreement, and NTL shall remain jointly and severally liable with its designee(s) under this Agreement following such designation. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     Section 8.9 Consent to Jurisdiction. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any federal court located in the State of New York or any New York state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the State of New York or a New York state court.

     Section 8.10 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 8.11 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     Section 8.12 Liability of AmSouth in its Corporate
Capacity. Notwithstanding anything to the contrary in this Agreement: (a) AmSouth Bank N.A. ("AmSouth") has entered into this Agreement solely as trustee of the trusts listed in the signature pages hereto and shall have no liability whatsoever in its corporate capacity for any acts taken or omitted to be taken by it under this Agreement or otherwise in connection with the transactions provided for herein; (b) any liability of AmSouth under this Agreement or otherwise in connection with the transactions contemplated herein shall be limited to and satisfied only from the assets of the relevant trusts now or hereafter held by AmSouth, as trustee; and (c) if AmSouth shall resign, be removed, or otherwise cease to serve, as trustee of any of the trusts, AmSouth shall be fully discharged from any and all liability that it may have incurred under this Agreement or otherwise in connection with the transactions provided for herein, in its capacity as trustee of such trusts.

     IN WITNESS WHEREOF, NTL and Transferors have caused this Agreement to be signed by them or their respective officers thereunto duly authorized, all as of the date first written above.

  NTL INCORPORATED

  By: /s/ RICHARD J. LUBASCH
  --------------------------------------------------------
      Name: Richard J. Lubasch
      Title: Senior Vice President

                                                            NUMBER OF     NUMBER OF
                                                             ORDINARY     DEFERRED
                        TRANSFERORS:                          SHARES       SHARES
                                                            ----------        --


  EUROPEAN CABLE CAPITAL                                    39,447,443        0
  PARTNERS, L.P.

  By: /s/ RICHARD FRIEDMAN
  --------------------------------------------------------
      Name: Richard Friedman
      Title:

  AMSOUTH BANK OF ALABAMA,                                   2,187,570        2
  (No. 2 ACCOUNT)

  By: /s/ AMY E. STAATS
  --------------------------------------------------------
      Name: Amy E. Staats
      Title: Trust Officer

  AMSOUTH BANK OF ALABAMA                                    2,187,556        2
  (NO. 3 ACCOUNT)

  By: /s/ AMY E. STAATS
  --------------------------------------------------------
      Name: Amy E. Staats
      Title: Trust Officer

                                                            NUMBER OF     NUMBER OF
                                                             ORDINARY     DEFERRED
                                                              SHARES       SHARES
                        TRANSFERORS:                        ----------    ---------
  AMSOUTH BANK OF ALABAMA
  (NO. 4 ACCOUNT)                                            2,187,556        1

  By: /s/ AMY E. STAATS
  --------------------------------------------------------
      Name: Amy E. Staats
      Title: Trust Officer

  AMSOUTH BANK OF ALABAMA
  (NO. 5 ACCOUNT)                                            2,187,556        1

  By: /s/ AMY E. STAATS
  --------------------------------------------------------
      Name: Amy E. Staats
      Title: Trust Officer

  BRIDGE STREET FUND 1996, L.P.                                497,370        0

  By: /s/ RICHARD FRIEDMAN
  --------------------------------------------------------
      Name: Richard Friedman
      Title:

  CGT FAMILY CORPORATION                                        35,000        1

  By: /s/ CARY E. DAVIS
  --------------------------------------------------------
      Name: Cary E. Davis
      Title: President

  /s/ SANFORD R. CLIMAN                                         76,923        0
  --------------------------------------------------------
  SANFORD R. CLIMAN

                                                            NUMBER OF     NUMBER OF
                                                             ORDINARY     DEFERRED
                                                              SHARES       SHARES
                        TRANSFERORS:                        ----------    ---------
  GS CAPITAL PARTNERS, L.P.                                  1,249,115        0

  By: /s/ RICHARD FRIEDMAN
  --------------------------------------------------------
      Name: Richard Friedman
      Title:

                                                            NUMBER OF     NUMBER OF
                                                             ORDINARY     DEFERRED
                                                              SHARES       SHARES
                        TRANSFERORS:                        ----------    ---------
  /s/ WILLIAM WHITE MCDONALD                                       503        0
  --------------------------------------------------------
  WILLIAM WHITE MCDONALD

  STONE STREET FUND 1996, L.P.                                 733,399        0

  By:
      /s/ RICHARD FRIEDMAN
  --------------------------------------------------------
      Name: Richard Friedman
      Title:

  DCI CAPITAL PARTNERS                                       3,909,754        0

  By: /s/ MICHAEL OVITZ
  --------------------------------------------------------
      Name: Michael Ovitz
      Title: General Partner

  INVESTOR INVESTMENTS AB                                    3,909,754        0

  By: /s/ THOMAS NILSSON
  --------------------------------------------------------
      Name: Thomas Nilsson
      Title: Managing Director

  BOOTH ENGLISH CABLE, INC.                                    529,292        0

  By: /s/ RALPH BOOTH
  --------------------------------------------------------
      Name: Ralph H. Booth, II
      Title: President

                                                                         ANNEX B

                               AMENDMENT NO. 1 TO
                            SHARE EXCHANGE AGREEMENT

     Amendment No. 1, dated as of December 21, 1998 (the "Amendment"), to the Share Exchange Agreement, dated as of June 16, 1998 (the "Share Exchange Agreement"), among NTL Incorporated ("NTL") and the shareholders of Diamond Cable Communications plc ("Diamond").

                              W I T N E S S E T H:

     WHEREAS, on June 16, 1998, the parties hereto entered into the Share Exchange Agreement; and

     WHEREAS, the parties hereto now desire to amend certain provisions of the Share Exchange Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Section 1.2 of the Share Exchange Agreement is hereby amended in its entirety to read as follows:

          SECTION 1.2 Consideration for Shares. Upon the terms and subject to the conditions contained herein, as consideration for the acquisition of the Shares, on the Closing Date, NTL shall transfer to each Transferor consideration consisting of one share of common stock, par value $.01 per share, of NTL (the "NTL Common Stock") for (i) each deferred share in Diamond and (ii) each four ordinary shares in Diamond; provided, however, that such consideration shall be adjusted as follows: (A) if the Closing Date shall have occurred within four months of the date hereof, and the NTL Average Stock Price is $52.00 (the "Maximum Average Stock Price") or more, then the consideration for each four ordinary shares shall be the number of shares of NTL Common Stock equal in value (at the NTL Average Stock Price) to the Maximum Average Stock Price; (B) if the Closing Date shall have occurred after the four month anniversary date of the date hereof and prior to February 1, 1999, then the Maximum Average Stock Price shall increase by $.50 on the four month anniversary date of the date hereof and on each subsequent monthly anniversary date thereof until the Closing Date; and (C) if the Closing Date shall have occurred on February 1, 1999 or thereafter, the Maximum Average Stock Price shall be $65.00.

     2. Section 5.3(b) of the Share Exchange Agreement is hereby amended in its entirety to read as follows:

          (b) With respect to the NTL Options issued as contemplated in paragraph (a), 100% of each holder's NTL Options shall be exercisable from the Closing Date. Further, such NTL Options shall also be exercisable in full in the event that the holder of a Stock Option ceases to be an employee or director of any company in the NTL or Diamond group, except if such employee is dismissed as a result of his or her gross misconduct in circumstances entitling the NTL or Diamond group summarily to dismiss the employee without prior notice under such employee's or director's service agreement and applicable law.

     3. Section 5.8 of the Share Exchange Agreement is hereby amended in its entirety to read as follows:

          SECTION 5.8 Covenant of NTL. As promptly as practicable after the date of the Amendment, NTL shall take all necessary actions to convene a special meeting of its shareholders to authorize the transaction contemplated hereby.

     4. Section 6.1(c) of the Share Exchange Agreement is hereby amended in its entirety to read as follows:

          (c) NTL Shareholders' Approval. A resolution shall have been passed at a special meeting of shareholders of NTL, convened after proper notice to, and/or waiver of such notice by, the shareholders, with a quorum of the shareholders present or represented, to approve the transactions contemplated hereby.

     5. Section 7.1(b)(i) of the Share Exchange Agreement is hereby amended in its entirety as follows:

          (i) if the Closing shall not have been consummated by April 30, 1999 (the "End Date"), except if such failure is due to a material breach of this Agreement by the party seeking to terminate;

     6. Unless otherwise specifically defined herein, each term used herein which is defined in the Share Exchange Agreement shall have the meaning assigned to such term in the Share Exchange Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each similar reference contained in the Share Exchange Agreement shall from and after the date hereof refer to the Share Exchange Agreement as amended hereby.

     7. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

     8. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     9. Except as amended hereby, all of the terms of the Share Exchange Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        NTL INCORPORATED

                                        By: /s/ RICHARD J. LUBASCH

                                        ----------------------------------------
                                        Name: Richard J. Lubasch
                                        Title:  Senior Vice President

                                        MAJORITY TRANSFERORS:

                                       EUROPEAN CABLE CAPITAL PARTNERS, L.P.

                                        By: /s/ TERENCE O'TOOLE

                                        ----------------------------------------
                                        Name: Terence O'Toole
                                        Title:  Attorney-in-fact

                                        GS CAPITAL PARTNERS, L.P.

                                        By: /s/ TERENCE O'TOOLE

                                        ----------------------------------------
                                        Name: Terence O'Toole
                                        Title:  Attorney-in-fact

                                        STONE STREET FUND 1996, L.P.

                                        By: /s/ SANJEEV MEHRA

                                        ----------------------------------------
                                        Name: Sanjeev Mehra
                                        Title:  Attorney-in-fact

                                        BOOTH ENGLISH CABLE, INC.

                                        By: /s/ RALPH BOOTH

                                        ----------------------------------------
                                        Name: Ralph H. Booth, II
                                        Title:  President

                                        BRIDGE STREET FUND 1996, L.P.

                                        By: /s/ SANJEEV MEHRA

                                        ----------------------------------------
                                        Name: Sanjeev Mehra
                                        Title:  Attorney-in-fact

                                                                         ANNEX C

                              As of June 16, 1998

Board of Directors
NTL Incorporated
110 East 59th Street
26th Floor
New York, NY 10022

Dear Sirs:

     You have requested our opinion as to the fairness from a financial point of view to NTL Incorporated (the "Company") of the Exchange Ratio (as defined below) pursuant to the terms of the Share Exchange Agreement dated as of June 16, 1998 (the "Agreement"), between the Company and the shareholders of Diamond Cable Communications Plc ("Diamond" or "Target"), pursuant to which the Company will acquire (the "Transaction") Diamond.

     Pursuant to the Agreement, each four ordinary shares, par value 25p per share ("Ordinary Shares"), of Diamond and each deferred share of Diamond (a "Deferred Share" and, together with the Ordinary Shares, the "Shares"), will, subject to certain exceptions, be canceled in consideration for the right to receive one share of common stock, $.01 par value per share ("Company Common Stock") of the Company, provided that if consummation of the Transaction occurs before October 16, 1998 and the volume weighted average high and low sales prices of the Company Common Stock for each of the 20 trading days ending on the trading day prior to such consummation is $52.00 per share (the "Maximum Average Stock Price") or more, the consideration for each four Ordinary Shares will be the number of Shares of Company Common Stock equal in value to the Maximum Average Stock Price; provided further, that if consummation of the Transaction occurs after October 16, 1998, then the Maximum Average Stock Price will increase by $0.50 on such date and on each subsequent monthly anniversary date until consummation of the Transaction (the quotient of (i) the number of shares of Company Common Stock to be issued, and (ii) the Ordinary Shares to be canceled, the "Exchange Ratio"). For purposes of our analyses we have assumed that the Exchange Ratio is 0.25.

     In arriving at our opinion, we have reviewed the Agreement. We also have reviewed financial and other information that was publicly available or furnished to us by the Company and Diamond including information provided during discussions with Company management. Included in the information provided during discussions with management were certain financial projections of Diamond for the period beginning January 1, 1998 and ending December 31, 2005 prepared by the management of the Company and certain financial projections of the Company for the period beginning January 1, 1998 and ending December 31, 2005 prepared by the management of the Company, assuming consummation of the Comcast Transaction (as defined below) and assuming that the Comcast Transaction is not consummated. In addition, we have compared certain financial and securities data of the Company and Target with various other companies whose securities are traded in public markets, reviewed prices and premiums paid in certain other business combinations and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

     In February 1998, NTL entered into an Agreement and Plan of Amalgamation ("the Comcast Agreement") pursuant to which a wholly-owned subsidiary of NTL is expected to be amalgamated (the "Comcast Transaction") with Comcast UK Cable Partners Limited ("Comcast"), on which transaction we previously issued a fairness opinion. Under the terms of the Comcast Agreement, Comcast's shareholders will receive 0.3745 shares of NTL Common Stock for each share of Comcast's Class A Common Shares, L0.01 per share, and Class B Common Shares, L0.01 per share. Under certain circumstances, the consideration payable to Comcast's shareholders may be adjusted based on the proceeds of the potential exercise by a third party of certain rights of first refusal (the "Comcast Purchase Rights") with respect to Comcast's interests in Birmingham Cable Corporation, Limited ("Birmingham Cable"), in which Comcast owns a 27.5% interest, and Cable London PLC ("Cable London"), in which Comcast owns a 50.0% interest. NTL anticipates that the Comcast Purchase rights may be exercised in whole or in part. In addition, NTL has entered into an Acquisition Agreement with Koninklijke PTT Nederland N.V. to acquire all of the outstanding shares of ComTel UK Finance B.V. ("ComTel"), a UK-based cable and telephone communications operator.

     The Board of Directors of NTL has asked us to confine our analysis and opinion to the acquisition of Diamond, both assuming consummation of the Comcast Transaction and assuming that the Comcast Transaction is not consummated. With the consent of NTL, we assumed the Comcast Purchase Rights were exercised in whole. We have not reflected the ComTel acquisition in our analysis, as consummation of the ComTel acquisition remains uncertain.

     In rendering our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company or its representatives, or that was otherwise reviewed by us. In particular, we have relied upon the estimates of the management of the Company of the operating improvements achievable as a result of the Transaction and upon our discussion of such improvements with the management of the Company. With respect to the financial projections supplied to us, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company and Target. We have not assumed any responsibility for making any independent evaluation of any assets or liabilities or for making any independent verification of any of the information reviewed by us. We have relied as to certain legal matters on advice of counsel to the Company.

     Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of June 5, 1998, the trading day immediately prior to the date of your request. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. We are expressing no opinion herein as to the prices at which Company Common Stock will actually trade at any time. Our opinion does not address the relative merits of the Transaction and the other business strategies being considered by the Company's Board of Directors, nor does it address the Board's decision to proceed with the Transaction. Our opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed transaction.

     Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. DLJ has performed investment banking and other services for the Company, Diamond and their affiliates in the past and has been compensated for such services, including (i) acting as (a) lead manager for the offering in 1996 of approximately $600 million of Senior Deferred Coupon Notes by International CableTel Incorporated ("ICTI"), the Company's predecessor, (b) ICTI's financial advisor and agent in the 1996 consent solicitation for approximately $489 million of Senior Deferred Coupon Notes issued thereby, (c) lead manager for the offering in 1996 of approximately $275 million of Subordinated Convertible Notes by ICTI, (d) lead manager for the offering in 1997 of approximately $400 million of Senior Notes by ICTI, (e) lead manager for the offering in 1997 of approximately $100 million of Senior Redeemable Exchangeable Preferred Stock by ICTI, and (f) acting as the Company's financial advisor in connection with its Amalgamation with Comcast UK Cable Partners Limited and (ii) acting as co-manager for the Target's offering in 1995 of approximately $531 million of Senior Discount Notes.

     Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the Exchange Ratio is fair to the Company from a financial point of view.

                                          Very truly yours,

                                          DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION

                                          By: /s/ MICHAEL J. CONNELLY

                                            ------------------------------------
                                            Michael J. Connelly
                                            Managing Director

                                                                         ANNEX D

                         REGISTRATION RIGHTS AGREEMENT
                                  BY AND AMONG
                                NTL INCORPORATED
                                      AND
                   THE SHAREHOLDERS LISTED IN ANNEX A HERETO

             ------------------------------------------------------
                        DATED AS OF             , 1998*

             ------------------------------------------------------

---------------
* To be signed on the closing date

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Section 1.   Definitions.................................................   D-3
Section 2.   Registration Rights.........................................   D-5
                                                                            D-5
             2.1 Demand Rights...........................................
                                                                            D-6
             2.2 Market-Making Registration..............................
                                                                            D-7
             2.3 "Piggy-Back" Rights.....................................
                                                                            D-8
             2.4 Allocation of Securities Included in a Public
             Offering....................................................
                                                                            D-8
             2.5 Requirements with Respect to Registration...............
                                                                           D-11
             2.6 Alternative Disposition.................................
                                                                           D-11
             2.7 Private Sale Tag Along..................................
Section 3.   Hold-Back Agreement.........................................  D-11
Section 4.   Registration Expenses.......................................  D-12
Section 5.   Representations, Warranties and Agreements..................  D-12
                                                                           D-12
             (a) NTL Representations, Warranties and Agreements..........
                                                                           D-13
             (b) Holder Representations, Warranties and Agreements.......
Section 6.   Survival of Representations and Agreements..................  D-13
Section 7.   Indemnification.............................................  D-13
                                                                           D-13
             (a) Indemnification by NTL..................................
                                                                           D-14
             (b) Indemnification by Holder of Registrable Securities.....
                                                                           D-14
             (c) Conduct of Indemnification Proceedings..................
                                                                           D-15
             (d) Contribution............................................
                                                                           D-16
             (e) Remedies Cumulative.....................................
                                                                           D-16
             (f) Underwriting Agreement Controls.........................
Section 8.   Underwritten Registration...................................  D-16
Section 9.   Unregistered Offerings......................................  D-16
Section 10.  Miscellaneous...............................................  D-17
                                                                           D-17
             (a) Remedies................................................
                                                                           D-17
             (b) Amendments and Waivers..................................
                                                                           D-17
             (c) Notices.................................................
                                                                           D-18
             (d) Interpretation..........................................
                                                                           D-18
             (e) Counterparts............................................
                                                                           D-18
             (f) Entire Agreement; No Third Party Beneficiaries..........
                                                                           D-18
             (g) Confidential Information................................
                                                                           D-18
             (g) Governing Law...........................................
                                                                           D-18
             (h) Severability............................................
                                                                           D-18
             (i) Assignment..............................................
                                                                           D-18
             (j) Attorney's Fees.........................................
                                                                           D-19
             (k) Use of Terms............................................

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is dated as of
            , 1998, and is being entered by and among NTL INCORPORATED, a Delaware corporation ("NTL"), and the persons listed in Annex A hereto, each of which are sometimes referred to herein individually as a "Holder" and collectively as the "Holders."

                                    RECITALS

     WHEREAS, NTL and the shareholders of Diamond Cable Communications Plc., a company organized under the laws of England and Wales with limited liability ("Diamond") have entered into a Share Exchange Agreement pursuant to which the shareholders of Diamond will exchange their Ordinary Shares and Deferred Shares in Diamond, for shares of Common Stock, par value $0.01 per share, of NTL (the "Exchange"); and

     WHEREAS, without being legally bound to do so, NTL has expressed its intention to register with the Securities and Exchange Commission (as defined below) under the Securities Act of 1933, as amended, reasonably soon after the closing of the transaction contemplated by the Share Exchange Agreement a number of shares of its Common Stock for sale by certain of the current shareholders of Diamond receiving such shares pursuant to the Exchange;

     WHEREAS, the parties wish to make certain covenants and agreements concerning, among other things, the further registration of shares of Common Stock of NTL under the Securities Act of 1933, as amended;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, the parties agree as follows:

SECTION 1.  DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person.

          "Blackout Period" shall have the meaning set forth in Section 2.3(b).

          "Closing" shall mean the closing of the Exchange under the Share Exchange Agreement.

          "Commission" shall mean the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act or the Exchange Act.

          "Common Stock" shall mean the Common Stock, par value $0.01 per share, of NTL.

          "Company" shall have the meaning set forth in the introductory paragraph to this Agreement.

          "Demand Period" shall have the meaning set forth in Section 2.1(a).

          "Demand Request" shall have the meaning set forth in Section 2.1(a).

          "Demanding Holder" shall have the meaning set forth in Section 2.1(a).

          "Effectiveness Period" shall have the meaning set forth in Section 2.5(b).

          "Exchange" shall have the meaning set forth in the second recital of this Agreement.

          "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement United States federal statute.

          "Holder" or "Holders" shall have the meaning set forth in the introductory paragraph to this Agreement and shall also include (i) any assignee or transferee of a Registrable Security (A) that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the initial Holder or (B) that is otherwise approved by NTL (such approval not to be unreasonably withheld) and (ii) any holder of options to purchase its ordinary shares issued by Diamond that, either prior to, or in connection with, the Exchange receives shares of Common Stock that are subject to restrictions on resale under the Securities Act which, in any such case, agrees in writing at the time of such assignment or transfer or such receipt to be bound by the restrictions set forth herein. Otherwise, registration rights are non-transferable except as set forth in Section 10(j) hereof.

          "Initial Shelf Registration" shall have the meaning set forth in
     Section 2.2(a).

          "Joining Request" shall have the meaning set forth in Section 2.1(a).

          "Maximum Number" shall have the meaning set forth in Section 2.1(b).

          "Notice of Demand Request" shall have the meaning set forth in Section 2.1(a).

          "Other Securities" shall have the meaning set forth in the definition of Registrable Securities.

          "Person" shall mean an individual, trustee, corporation, partnership, joint stock company, trust, unincorporated association, union, business association, firm or other entity.

          "Preliminary Prospectus" shall mean any preliminary prospectus that may be included in any Registration Statement.

          "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Public Offering" shall mean the offer of shares of Common Stock or securities convertible into or exchangeable for Common Stock on a broadly-distributed basis, not limited to sophisticated investors (except for qualified institutional buyers pursuant to Rule 144A), pursuant to a firm-commitment or best-efforts underwriting or purchase arrangement.

          "Registrable Securities" shall mean all shares of Common Stock beneficially owned by a Holder on the date hereof (after giving effect to the Closing) and set forth on Annex A attached hereto. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities (a) when a Registration Statement with respect to the sale of such shares shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (b) when such shares shall have been sold under Rule 144 (or any successor provision) under the Securities Act or (c) when such shares shall have ceased to be outstanding. If as a result of any reclassification, stock split, stock dividend, business combination, exchange offer or other transaction or event, any capital stock, evidences of indebtedness, warrants, options, rights or other securities (collectively "Other Securities") are issued or transferred to a Holder in respect of Registrable Securities held by such Holder, references herein to Registrable Securities shall be deemed to include such Other Securities.

          "Registration Statement" shall mean any registration statement of NTL under the Securities Act that covers any of the Registrable Securities, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

          "Regulations" shall mean the General Rules and Regulation of the Commission under the Securities Act.

          "Required Holders" shall mean, as of any date of determination, the Holders of -% in interest of Registrable Securities outstanding as of such date.

          "Rule 144" shall mean Rule 144 of the Regulations, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any United States federal statute then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement statute.

          "Seller" shall have the meaning set forth in Section 2.1(a).

          "Share Exchange Agreement" shall have the meaning set forth in the first recital of this Agreement.

          "Shelf Blackout Period" shall have the meaning set forth in Section 2.2(d).

          "Shelf Registration" shall have the meaning set forth in Section
     2.2(b).

          "Subsequent Shelf Registration" shall have the meaning set forth in
     Section 2.2(b).

          "underwritten registration or underwritten offering" shall mean a registration in which securities of NTL are sold to an underwriter for reoffering to the public.

SECTION 2.  REGISTRATION RIGHTS.

     2.1 DEMAND RIGHTS. (a) Subject to Section 2.1(b) below, at any time, and from time to time, during the period beginning [INSERT DATE SIX MONTHS AFTER CLOSING] and ending [INSERT THE DATE FIVE YEARS THEREAFTER] any Holder or group of Holders who hold and propose to sell Registrable Securities with an aggregate value of at least $50 million (herein, individually or collectively, as the case may be, a "Demanding Holder"), shall have the right to require NTL to file a Registration Statement under the Securities Act for a Public Offering of all or part of such Demanding Holder's Registrable Securities to be lead managed by an underwriter designated by such Demanding Holders and reasonably acceptable to NTL (it being understood for purposes of this provision that under current circumstances, Goldman, Sachs & Co. is reasonably acceptable to NTL) by delivering written notice thereof to NTL specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof (the "Demand Request"). NTL shall, within 10 days after receipt, give written notice by facsimile transmission (the "Notice of Demand Request") of such Demand Request to all Holders of any Registrable Securities. Thereupon NTL shall prepare and file with the Commission as promptly as practicable following the receipt of the Notice of Demand Request, and in any event within 45 days thereafter, a Registration Statement covering, and shall use its best efforts to effect the registration under the Securities Act of, (i) the Registrable Securities included in the Demand Request, and (ii) all other Registrable Securities as to which the Holders thereof that have received a Notice of Demand Request and shall have made a written request (a "Joining Request") to NTL for registration thereof within ten days after the transmittal of such Notice of Demand Request, all to the extent necessary to permit the sale or other disposition by such Holders (each, a "Seller" and, collectively, the "Sellers") of such Registrable Securities.

     (b) NTL's obligations pursuant to Section 2.3(a) above are subject to the following limitations and conditions: (i) NTL shall not be obligated to fulfill the requirements or file the Registration Statement referred to therein (A) during any period of time (not to exceed ninety (90) days in the aggregate with respect to each request) when NTL has determined to proceed with a Public Offering (whether for its own account or that of any Holder pursuant to any previously received Demand Request and related Joining Request) and, in the judgment of the managing underwriter thereof, the fulfillment of such requirements or such filing would have an adverse effect on such offering, (B) during any period of time (not to exceed ninety (90) days with respect to each request) when NTL is in possession of material information that NTL (x) has determined, after advice of NTL's recognized US securities counsel, would be required to be disclosed in an offering registered under the Securities Act and
(y) reasonably deems is in NTL's best interests not to publicly disclose, and during which period NTL has not otherwise filed and does not otherwise have effective, a registration statement under which its securities may be offered or sold, or (C) during the 90-day period following the effectiveness of any previous Registration Statement (the periods of time referred to in subclauses
(A), (B) and (C) hereof being hereinafter referred to as "Blackout Periods"); provided, that the aggregate period of time during which NTL shall be relieved from its obligation to file such a Registration Statement pursuant to this clause (i) shall in no event exceed ninety (90) consecutive days with respect to each request; provided, further, that, in the case of a Blackout Period pursuant to sub-clause (i)(A) above, the Blackout Period shall earlier terminate upon the completion or abandonment of the relevant securities offering; provided, further, that in the case of a Blackout Period pursuant to sub-clause (i)(B) above, the Blackout Period shall earlier terminate upon public disclosure by NTL or public admission by NTL of such material nonpublic information or such time as such material nonpublic information shall be publicly disclosed without breach of the last sentence of this subsection (b); and provided, further, that in the case of a Blackout Period pursuant to sub-clauses (i)(A), (B) or (C) above, NTL shall furnish to the Security Holders a certificate of an executive officer of NTL to the effect that an event permitting a Blackout Period has occurred and is continuing (and no other reason need be given); provided, further, that if prior to the expiration of any Blackout Period the Demanding Holders withdraw their Demand Request, such request shall not be considered a Demand Request for purposes of this Section 2.1(b) and such Demand Request and any Joining Request related thereto shall be of no further effect; (ii) the aggregate number of days included in all Blackout Periods during any consecutive 12 months shall not exceed 180 days; (iii) the minimum aggregate offering price of any such Public Offering, as estimated in good faith by the managing underwriter thereof immediately prior to the time the Registration Statement with respect to any such Public Offering becomes effective, shall be at least $50 million; (iv) the number of shares of Common Stock to be sold in any such Public Offering shall not exceed the maximum number which the managing underwriter thereof considers in good faith to be appropriate based on market conditions and other relevant factors, including pricing, the identity of the Sellers and other shareholders (the "Existing Holders") selling shares of Common Stock and the proportion of shares of Common Stock being sold by NTL, by the Sellers and by the Existing Holders (the "Maximum Number"); and (v) NTL shall not be obligated to effect more than one Demand Registration in any six-month period or more seven Demand Registrations in total (four of which may be exercised by the Holders designated as "X Holders" in Annex A hereto and three of which may be exercised by the Holders designated as "Y Holders" in Annex A hereto), provided that for any demand given by the Y Holders, the reference to "$50 million" in Sections 2.1(a) and (b) shall be deemed to be "$25 million").

     (c) Subject to Section 2.4, NTL may elect to include in any Registration Statement filed pursuant to this Section 2.1 any authorized but unissued shares of Common Stock and NTL shall not, without the prior consent of the Required Holders include in any such Registration Statement any other Securities (other than Registrable Securities); provided, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of any underwriting agreement or arrangements entered into by the Demanding Holders whose Registrable Securities are also included therein.

     (d) A request by a Holder or Holders that NTL file a Registration Statement shall not be considered a Demand Request if (i) the Registration Statement relating thereto does not become effective or (ii) Holders are not able to sell shares of Common Stock as a result of any stop order issued by the Commission suspending the effectiveness of a registration statement, or as a result of the initiation of any proceeding for such a stop order by the Commission, through no fault of the Holders.

     2.2 MARKET-MAKING REGISTRATION. (a) NTL shall file under the Securities Act, as soon as reasonably possible after the date of this Agreement (but in any event within 30 days thereof), one or more "shelf" registration statements in forms reasonably acceptable to Goldman, Sachs & Co. pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration, and the sale on a continuous or delayed basis in secondary transactions by Goldman, Sachs & Co., of outstanding publicly traded debt and equity securities of NTL (collectively, the "Market Making Shelf"). NTL agrees to use its reasonable best efforts to cause the Market Making Shelf to become or be declared

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effective as soon as reasonably possible and to keep such Market Making Shelf continuously effective for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with secondary transactions in the outstanding publicly traded debt and equity securities of NTL. NTL further agrees to supplement or make amendments to the Market Making Shelf, as and when required by the rules, regulations or instructions applicable to the registration form used for such Market Making Shelf or by the Securities Act or rules and regulations thereunder for shelf registration, and NTL agrees to furnish to Goldman, Sachs & Co. copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

     (b) In addition, the registration procedures set forth in Section 2.5 below shall be deemed to apply to the Market Making Shelf and the securities registered thereunder to the extent such procedures are reasonably applicable. Moreover, for purposes of Sections 4, 5, 7, 9 and 10 hereof, such securities insofar as they relate to the market-making activities of Goldman, Sachs & Co. shall be deemed to be Registrable Securities, references to underwriters shall be deemed to include Goldman, Sachs & Co. and references to a prospectus or registration statement shall be deemed to include any prospectus or registration statement relating to the Market Making Shelf.

     (c) Notwithstanding the other provisions of this Section 2.2, NTL shall have the right to delay the filing of any Market-Making Shelf otherwise required to be prepared and filed by NTL pursuant to this Section 2.2, or to suspend the use of any Market-Making Shelf, for a period not in excess of 90 days (a "Shelf Blackout Period") if NTL reasonably determines after obtaining the advice of recognized U.S. securities counsel that the registration and distribution of the Registrable Securities to be covered by such Market-Making Shelf Registration would require disclosure of information which is in its best interest not to publicly disclose, provided, that, the Shelf Blackout Period shall terminate upon the public disclosure by NTL or public admission by NTL of such material nonpublic information or such time as such material nonpublic information shall be publicly disclosed or become immaterial; and provided, further, that NTL shall furnish a certificate of an executive officer of NTL to the effect that a Shelf Blackout Period is in effect.

     (d) NTL will take such steps as are reasonably necessary under the Rights Agreement, dated as of October 13, 1993, as amended (the "Rights Agreement"), between NTL Incorporated (formerly International CableTel Inc.) and Continental Stock Transfer & Trust Company to ensure that the activities of Goldman, Sachs & Co. or any of its affiliates undertaken in the ordinary course of their respective businesses, including, but not limited to, the acquisition of beneficial ownership of NTL securities as a result of any market-making or underwriting activities (including any shares of Common Stock acquired for the investment account of any of them in connection with such underwriting activities), or the purchase or exercise of investment or voting discretion authority over any of their respective customer accounts or in other ordinary course asset management activities, or the acquisition in good faith of such securities in connection with a debt previously contracted and in any such case not with the purpose nor with the effect of exercising control over NTL, nor in connection with nor as a participant in any transaction having such purpose or effect, do not and will not result in a "Triggering Event" (as defined in the Rights Agreement).

     2.3. "PIGGY-BACK" RIGHTS. If NTL proposes to register any shares of Common Stock for itself or any of its shareholders under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect) for purposes of a Public Offering of such shares, NTL shall give written notice of such proposal at least twenty (20) days before the anticipated filing date, which notice shall include the intended method of distribution of such shares, to each of the Holders who hold Registrable Securities. Such notice shall specify at a minimum the number of shares of Common Stock proposed to be registered, the proposed filing date of such registration statement, any proposed means of distribution of such shares and the proposed managing underwriter, if any. Subject to Section 2.4, upon the written request of any such Holder, given within ten (10) days after the receipt of any such written notice by facsimile confirmed by mail (which request shall specify the Registrable Securities intended to be disposed of by such Holder), NTL will use its best efforts to include in the registration statement with respect to such Public Offering the number of the Registrable Securities referred to in such Holder's request; provided, that, any participation in such Public Offering by such Holders shall be on substantially the same terms as NTL's (or its other shareholders') participation therein; and provided, further, that the number of Registrable

Securities to be included in any such Public Offering shall not exceed the Maximum Number. Any such Holder shall have the right to withdraw a request to include Registrable Securities in any Public Offering pursuant to this Section
2.3 by giving written notice to NTL of its election to withdraw such request at least five (5) days prior to the proposed effective date of such registration statement. Notwithstanding the foregoing, the provisions of this Section 2.3 shall not apply to an offering contemplated by Registration Rights to be provided to the former shareholders of Comcast (UK) Cable Partners Limited ("Comcast") as contemplated by the Agreement and Plan of Amalgamation between Comcast and NTL to the extent that such provisions would violate that agreement

     2.4. ALLOCATION OF SECURITIES INCLUDED IN A PUBLIC OFFERING. If the lead managing underwriter for any Public Offering to be effected pursuant to Section
2.1 or Section 2.3 of this Agreement shall advise NTL and the Sellers in writing that the number of shares of Common Stock sought to be included in such Public Offering (including those sought to be offered by NTL, those sought to be offered by Sellers and those sought to be offered by Existing Holders) is more than the Maximum Number, the shares of Common Stock to be included in such Public Offering shall be allocated pursuant to the following procedures:

          (a) if, such registration or Public Offering is pursuant to Section
     2.1 of this Agreement, and (x) if the total number of Registrable Securities included in the Demand Request and any Joining Request exceeds the Maximum Number Registrable Securities included in the Demand Request and any Joining Requests shall be reduced pro rata among the Sellers to the extent necessary to reduce the total number of Registrable Securities to be included in such Public Offering to the Maximum Number and (y) if the total number of Registrable Securities included in the Demand Request and any Joining Request is less than the Maximum Number, any additional shares of Common Stock sought to be included at the request of NTL may be included, subject to not exceeding the Maximum Number; provided, however, that if NTL desires to sell Common Stock in such Public Offering and in the good faith judgment of the managing underwriter of such Public Offering designated by the Demanding Holders pursuant to Section 2.1(a), after consultation with the Holders, the failure to include Common Stock to be sold by the Company in such Public Offering would be materially detrimental to the success of the Public Offering or to the trading market in NTL's Common Stock, an amount of Common Stock to be sold by NTL equal to the lesser of (i) the minimum number of shares of Common Stock recommended by such managing underwriter to be sold by NTL and (ii) that amount sought to be included at the request of NTL, will be included in the Public Offering and the Registrable Securities to be sold by the Holder will be reduced, applying clause (x) above to such Holder's requests mutatis mutandis; or

          (b) if, such registration or Public Offering is pursuant to Section
     2.3 of this Agreement, (x) first, securities sought to be included at the request of NTL shall be included, and (y) second, if the number of securities to be registered exceeds the Maximum Number, the amount of Registrable Securities proposed to be offered by Holders shall be reduced as agreed among such Holders, to the extent necessary to reduce the total amount of securities to be included in such offering to the Maximum Number.

     2.5. REQUIREMENTS WITH RESPECT TO REGISTRATION. Subject to Section 4, if and whenever NTL is required by the provisions hereof to use its best efforts to register any Registrable Securities under the Securities Act, NTL shall:

          (a) As promptly as practicable prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective; provided, however, that, before filing any Registration Statement or prospectus or any amendments or supplements thereto, NTL shall furnish to and afford the Holders of the Registrable Securities covered by such Registration Statement, and the managing underwriters, if any, a reasonable opportunity within a reasonable time period to review and comment on copies of all such documents (including a reasonable opportunity to review copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed.

          (b) As promptly as practicable, prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement current and effective for a period equivalent to the longer
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

     of (i) 90 days or (ii) the period provided for in any underwriting or purchase agreement under which such Registrable Securities are offered and sold and to comply with the provisions of the Securities Act, and the Regulations, with respect to the sale or disposition of such Registrable Securities (the "Effectiveness Period").

          (c) Promptly notify each Seller of any Registrable Securities covered by such Registration Statement (A) when the Registration Statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to the Registration Statement or the related prospectus or for additional information, (C) of any order issued or threatened by the Commission suspending the effectiveness of such Registration Statement, preventing or suspending the use of a prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sales in any jurisdiction NTL shall use its best efforts to prevent the issuance of any such order and, if any such order is issued, shall use its best efforts to obtain the withdrawal of any such order at the earliest possible moment or (D) of the receipt by NTL of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceedings for such purpose.

          (d) Immediately upon becoming aware thereof, notify each Seller and underwriter of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to each Seller and underwriter any such supplement or amendment.

          (e) Use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such securities or blue sky laws of such jurisdictions in the United States as the Holders or the managing underwriter of any Public Offering shall reasonably request, and do any and all other acts and things that may be reasonably necessary to enable each participating Seller or underwriter to consummate the disposition of the Registrable Securities in such jurisdictions; provided, however, that in no event shall NTL be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified; or to execute or file any general consent to service of process under the laws of any jurisdiction.

          (f) Make available upon reasonable advance notice for inspection by any Seller of such Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any such Seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of NTL (collectively, the "Records") as shall be reasonably necessary to enable them to conduct a "reasonable" investigation for purposes of Section 11(a) of the Securities Act and cause NTL's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement; provided that such Seller shall maintain confidential any such information received from NTL and designated as such except information which is (i) in the public domain or (ii) becomes public knowledge through no fault of such Seller or (iii) is required to be disclosed by court order or other government process or the disclosure of which is necessary to enable such Seller to comply with applicable law or defend against claims. In the event that such Seller shall be required to make disclosure pursuant to the provisions of clause (iii) of the proviso to the preceding sentence, such Seller shall to the extent practicable promptly notify NTL and take, at the expense of NTL, all reasonably necessary steps requested by NTL to defend against the enforcement of such court order or other government process, and permit NTL to participate with counsel of its choice in any proceeding relating to the enforcement thereof.

          (g) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be (A) listed or qualified for trading on the principal national securities exchange or quotation service on which the outstanding Common Stock is listed or quoted (which for the avoidance of doubt is currently the National Association of Securities Dealers Automated Quotation -- National Market System ("NASDAQ")) and (B) listed or qualified for trading on any other stock exchange or quotation service on which NTL's outstanding shares of Common Stock are listed or qualified for trading.

          (h) Furnish to each Seller and each underwriter of the Registrable Securities covered by such Registration Statement such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each Preliminary Prospectus) and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Seller.

          (i) In connection with an underwritten offering of Registrable Securities, enter into an underwriting agreement in such form as is customary in underwritten offerings made by selling security holders and take all such other actions as are reasonably requested by the managing underwriters for such underwritten offering in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, (A) make such representations and warranties to the underwriters and the Sellers with respect to the business of NTL and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings made by selling security holders, and confirm the same on the settlement date for the offering; (B) cause opinions of counsel to NTL (which counsel and opinions shall be reasonably satisfactory to the managing underwriters), to be delivered to the underwriters and the Sellers covering the matters customarily covered in opinions requested in underwritten offerings by selling security holders; (C) cause "cold comfort" letters and updates thereof (which letters and updates shall be reasonably satisfactory to the managing underwriters) from the independent certified public accountants of NTL (and, if necessary, any other independent certified public accountants of any subsidiary of NTL or of any business acquired by NTL for which financial statements and financial data are, or are required to be, included in the Registration Statement), to be delivered to each of the underwriters and the Sellers of such Registrable Securities included in such underwritten offering (if such accountants are permitted under applicable law and accounting literature to so address "cold comfort" letters), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings by selling security holders; and (D) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures from NTL in favor of both the Sellers of such Registrable Securities and the underwriters or selling agents. The delivery of certificates, opinions and letters referred to above shall be done at each closing under such underwriting agreement, as and to the extent required thereunder.

          (j) Comply with all applicable rules and regulations of the Commission and make generally available to security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a Public Offering and (B) if not sold to underwriters in such an offering, commencing on the first day of the fiscal quarter of NTL after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (k) Cooperate with each Seller and the managing underwriter, if any, participating in the disposition of such Registrable Securities in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          (l) Use its best efforts to take all other steps reasonably necessary to effect the registration, offering and sale of the Registrable Securities covered by a Registration Statement contemplated hereby and enter into any other customary agreements and take such other actions, including participation in "roadshows" in connection with any Demand Registration, as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

          (m) Until there are no Registrable Securities outstanding at the reasonable request of the Holders, hold periodic meetings with representatives of the Holders to report on the market for NTL's shares and opportunities for such Holders to effect sales of Registrable Securities.

          (n) With respect to any Registration Statement under Section 2 hereof, the Company may require each Holder disposing of Registrable Securities covered by such Registration Statement to furnish such information regarding the Holder and such Holder's intended disposition of Registrable Securities as the Company may from time to time reasonably request (with reasonable prior notice) in writing. If any such information with respect to the Holder is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Holder's Registrable Securities from such Registration Statement.

     2.6  ALTERNATIVE DISPOSITION.

     Holders may request registration of Registrable Securities pursuant to this
Section 2 in connection with any offering of (i) Registrable Securities or (ii) securities of a trust or other special purpose vehicle formed for the purpose of disposing of Registrable Securities, alone or in conjunction with other securities, on a current or delayed basis, in connection with which Registrable Securities are required to be registered under the Securities Act and the provisions of this Agreement shall apply mutatis mutandis to any registration of, or registration statement relating to such trust or special purpose vehicle; provided further that the obligations under Section 8 to indemnify underwriters of Registrable Securities shall also extend to any such trust or special purpose vehicle to the extent it may be deemed to be an "underwriter" of Registrable Securities for purposes of the Securities Act.

     2.7  PRIVATE SALE TAG ALONG.

     If before [INSERT DATE ONE YEAR AFTER CLOSING] any of the X Holders wishes to transfer shares of Common Stock to a third party in a transaction not registered with the Commission, it shall give written notice (the "Private Sale Notice") to the Y Holders to that effect. If, not later than the close of business on the third business day following delivery of the Private Sale Notice, one or more Y Holders gives written notice to the X Holders that such Y Holders intend to sell shares of Common Stock on the terms and conditions set forth in the Private Sale Notice, such Y Holders will be entitled to sell shares of Common Stock in the same proportion of shares held by such Y Holders as shares which the X Holders are selling bears to the total number of shares held by the X Holders, provided that the rights in this Section 2.7 shall no longer be available to any Y Holder that has after the date hereof either (i) sold shares of Common Stock in a transaction not registered with the Commission or
(ii) sold shares of Common Stock pursuant to the terms of this Agreement (including the second recital hereto) in circumstances in which such Y Holder was not required to sell fewer shares than originally sought to be sold by such Y Holder pursuant to Section 2.4 hereof or any similar allocation procedures. For the avoidance of doubt, it is acknowledged that (i) the agreements in this
Section 2.7 are solely among the X Holders and the Y Holders and NTL shall have no responsibility or liability therefor and (ii) any sale of shares of Common Stock under this Section 2.7 must comply with the provisions of Section 3.2(e) of the Share Exchange Agreement.

SECTION 3.  HOLD-BACK AGREEMENT.

     NTL and each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant hereto each agrees, that it will upon the reasonable request (pursuant to a timely written notice) of the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the securities of NTL being registered, or any similar security of NTL, or any securities convertible or exchangeable or exercisable for such securities, including sale pursuant to Rule 144 (except in each case as part of such underwritten offering), during the period beginning 10 days prior to, and ending

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90 days after, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by NTL or by the managing underwriter of such underwritten offering.

SECTION 4.  REGISTRATION EXPENSES.

     (a) Except as provided in clause (b) below, all fees and expenses incident to the registration and sale of the Registrable Securities shall be borne by NTL whether or not a Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for NTL or the underwriters, or both, in connection with Blue Sky qualifications of the Registrable Securities)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company, printing Preliminary Prospectuses, Prospectuses, and printing or preparing any underwriting agreement, agreement among underwriters and related syndicate or selling group agreements, pricing agreements and Blue Sky memoranda), (iii) fees and disbursements of counsel for NTL, (iv) fees and disbursements of all independent certified public accountants for NTL (including, without limitation, the expenses of any "cold comfort" letters required by or incident to such performance), (v) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Rule 2720 of the Conduct Rules of the NASD (unless such qualified independent underwriter is required as a result of an affiliation between an underwriter designated by the Sellers under Section 2.1 hereof and one of such Sellers, in which case such fees and expenses will be borne by the Sellers), (vi) Securities Act liability insurance, if NTL so desires such insurance, (vii) all out-of-pocket expenses of NTL (including, without limitation, expenses incurred by officers and employees of NTL performing legal or accounting duties or participating in "roadshow" presentations or of any public relations, investor relations or other consultants retained by NTL in connection with any roadshow), and (viii) the fees and expenses incurred in connection with the quotation or listing of shares of Common Stock on any securities exchange or automated securities quotation system ((i) through (viii) above collectively, "Registration Expenses").

     (b) Each Seller shall pay all underwriting discounts and commissions or broker's commissions incurred in connection with the sale or other disposition of Registrable Securities for or on behalf of such Seller's account and any fees and expenses of legal counsel and other advisors separately engaged by such Seller.

SECTION 5.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

     (a) NTL Representations, Warranties and Agreements. NTL represents and warrants to, and agrees with, each Holder that:

          (i) NTL has all requisite corporate power and authority to execute, deliver, and perform this Agreement. This Agreement has been duly authorized, executed, and delivered by NTL. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any United States federal, state, local, or other governmental authority or any court or other tribunal is required by NTL for the execution, delivery or performance of this Agreement by NTL (except filings under the Securities Act which will be made and any consents under Blue Sky or state securities laws which will be obtained).

          (ii) NTL shall not enter into any transaction involving the issuance or transfer by any other Person of Other Securities to any Holder, or any merger or consolidation in which it is not the surviving Person, or any sale, lease or other transfer of all or substantially all the assets of NTL, unless effective provision is made for the assumption by such other Person, jointly and severally with NTL if NTL shall remain in existence, of all of the obligations of NTL hereunder, and in the case of any such issuance or transfer, the registration of such Other Securities on the same or no more favorable basis as the registration of the other Registrable Securities hereunder.

          (iii) The execution and delivery of this Agreement by NTL do not, and the consummation of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of,
                                      D-12
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     or constitute a default (with or without notice or lapse of time or both)
     under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets (any such violation, conflict, breach, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") of NTL or any of its subsidiaries pursuant to any provisions of (i) the articles of incorporation, by-laws or similar governing documents of NTL or any of its subsidiaries, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any governmental authority applicable to NTL or any of its subsidiaries or any of their respective properties or assets or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which NTL or any of its subsidiaries is a party or by which it or any of its properties or assets may be bound or affected.

          (iv) NTL covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, will make available "adequate current public information concerning NTL within the meaning of paragraph (c) of Rule 144" and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144. Upon the request of any Holder, NTL will deliver to such Holder a written statement as to whether it has complied with such requirements.

     (b) Holder Representations, Warranties and Agreements. Each Holder represents and warrants to, and agrees with, NTL, that:

          (i) Such Holder, if not a natural person, is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization. Such Holder has all requisite power and authority to execute, deliver, and perform this Agreement. This Agreement has been duly authorized by such Holder, if not a natural person, and has been duly executed and delivered by such Holder.

          (ii) Neither such Holder nor any such Holder's Affiliates will take, directly or indirectly, during the term of this Agreement, any action designed to stabilize (except as may be permitted by applicable law) or manipulate the price of any security of NTL.

          (iii) Such Holder shall promptly furnish to NTL upon NTL's reasonable request any and all information as may be required by, or as may be necessary or advisable to comply with the provisions of, the Securities Act, the Regulations, the Exchange Act, and the rules and regulations of the Commission thereunder in connections with the preparation and filing of any Registration Statement pursuant hereto, or any amendment or supplement thereto, or any Preliminary Prospectus or Prospectus included therein.

SECTION 6.  SURVIVAL OF REPRESENTATIONS AND AGREEMENTS.

     All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the effective date of each Registration Statement contemplated by this Agreement, and such representations, warranties, covenants and agreements, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of NTL, any Holder, or any other Person and shall survive termination of this Agreement.

SECTION 7.  INDEMNIFICATION

     (a) Indemnification by NTL. NTL shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, and any underwriter participating in the distribution, their respective officers, directors, partners and agents and employees of each of them, each Person who controls each such holder or any such underwriter (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the officers, directors, partners, agents and employees of each such controlling person (individually, an "Indemnified Person") from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of investigating, preparing to defend, defending and appearing as a third-party witness and attorney's fees and disbursements) and expenses, including any amounts paid in respect of any settlements (collectively, "Losses"), joint or several, without duplication, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplements thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading except, in either case,
(i) to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to NTL by such Indemnified Person expressly for use therein and (ii) if the person asserting any such Losses who purchased the Registrable Securities which are the subject thereof did not receive a copy of an amended Preliminary Prospectus or the final Prospectus (or the final Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or the final Prospectus (or the final Prospectus as amended and supplemented).

     (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder of Registrable Securities shall furnish to NTL in writing such information as NTL reasonably requests for use in connection with any Registration Statement or Prospectus, and shall severally, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, NTL, any underwriter participating in the distribution and their respective directors, officers, agents and employees, each Person who controls NTL or any such underwriter (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling person, from and against any and all Losses, as incurred, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or form of prospectus, or in any amendment or supplement thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus, or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to NTL by such Holder expressly for use therein or (ii) the failure of such participating Holder or any underwriter acting for such participating Holder at or prior to the written confirmation of the sale of the Registrable Securities to send or deliver a copy of an amended Preliminary Prospectus or the final Prospectus (or the final Prospectus as amended or supplemented) to the person asserting any such Losses who purchased the Registrable Securities which are the subject thereof and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or the final Prospectus (or the final Prospectus as amended and supplemented). In no event shall the liability of any Seller of Registrable Securities hereunder be, or be claimed by NTL to be, greater in amount than the dollar amount of the proceeds actually received by such Seller upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. Each Indemnified Person shall give prompt notice to the party or parties from which such indemnity is sought (the "indemnifying parties") of the commencement of any action or proceeding (including any governmental investigation) (collectively "Proceedings" and individually a "Proceeding") with respect to which such Indemnified Person seeks indemnification or contribution pursuant hereto; provided, however, that the failure so to notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying party was otherwise unaware of such Proceeding and the indemnifying parties shall have been materially prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such proceeding, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such Proceeding; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (1) the indemnifying party or parties agree to pay such fees and expenses; or (2) the indemnifying parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such indemnified party or parties; or (3) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party or parties shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or an affiliate of the indemnifying party and such indemnified party or parties in conducting the defense of such action or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or such affiliate, in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that the indemnifying parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. Whether or not such defense is assumed by the indemnifying parties, such indemnifying parties or indemnified party or parties will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld). No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent each indemnifying party jointly and severally agrees, subject to the exception and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any loss or liability by reason of such settlement. No indemnification provided for in Section 7(a) or Section 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of the provisions of Section 7(a) or Section 7(b).

     (d) Contribution. If the indemnification provided for in this Section 7 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect to which this Section 7 would otherwise apply by its terms, except by reasons of Section 7(a)(i) or (ii) hereof or the failure of the indemnified party to give notice as required in Section 7(c) hereof (provided that the indemnifying party was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Where the indemnified party is an underwriter participating in the distribution of Registrable Securities, however, each indemnifying party, and, in addition, if the indemnifying party is a Holder, NTL, shall have an obligation to contribute to the amount paid or payable by such indemnified part as the result of such Losses in such proportion as is appropriate to reflect not only (i) the relative fault of NTL, the Holders and the underwriters in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations, but also (ii) the relative benefits received by the Holders on the one hand and the underwriters on the other hand from the distribution of the Registrable Securities. The relative benefit derived by the parties shall be determined by reference to, among other things, the fact that NTL entered into this Agreement to induce the Holders to engage in the transaction in which the Registrable Securities were acquired. The relative benefits received by the Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from any such offering (before deducting expenses) received by the Holders bear to the total underwriting discounts or commissions received by the underwriters. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 7(a) or 7(b) were available to such party.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public (net of any underwriting discounts and commissions and expenses) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (e) Remedies Cumulative. The indemnity, contribution and expense reimbursement obligations under this Section 7 shall be in addition to any liability each indemnifying person may otherwise have and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

     (f) Underwriting Agreement Controls. In the event of any conflict between the indemnification and contribution terms as herein set forth and as set forth in any underwriting agreement entered pursuant hereto, the underwriting agreement shall control.

SECTION 8.  UNDERWRITTEN REGISTRATION

     No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders of a majority of Registrable Securities included in such offering, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custodial or escrow agreements and other documents required under the terms of such underwriting arrangements.

SECTION 9.  UNREGISTERED OFFERINGS

     The parties hereto hereby agree that, in the event that NTL or one or more Holders propose to make an underwritten Public Offering of shares of Common Stock (i) that is exempt from, or not subject to, the registration requirements of the Securities Act pursuant to Regulation S (or any successor or similar regulation) thereunder and (ii) with respect to which the Holder or Holders proposing such underwritten offering request the cooperation and participation of NTL or the management of NTL in performing due diligence and marketing such offering to potential investors, the relevant notice provisions of Section 2.1 or 2.3 will state that the offering is proposed to be made on an unregistered basis pursuant to Regulation S. In that event, the parties agree to proceed with such an offering on an unregistered basis pursuant to Regulation S in good faith as and to the extent provided herein with respect to a registered offering and that the provisions of this Agreement will apply mutatis mutandis to such unregistered offering, including, without limitation, provisions relating to Joining Notices, NTL's ability to delay an offering, allocations of securities included in an offering, NTL's obligations with respect to an offering (including indemnification provisions and procedures), selection of underwriters, hold-back agreements, expenses associated with an offering and representations and warranties.

SECTION 10.  MISCELLANEOUS

     (a) Remedies. In the event of breach by any party of any of its obligations under this Agreement, the other parties, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. NTL and each Holder agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by NTL or such Holder, as the case may be, of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, NTL or such Holder, as the case may be, shall waive the defense that a remedy at law would be adequate. No failure or delay on the part of NTL or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless NTL has obtained the written consent of Holders of at least two-thirds of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by telecopier (receipt of which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     if to NTL, to:

          NTL Incorporated
          110 East 59th Street
          New York, New York 10022
          Telecopy No.: (212) 906-8497
          Attention: Richard J. Lubasch

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom LLP
          919 Third Avenue
          New York, New York 10022
          Telecopy No.: (212) 735-2000
          Attention: Thomas H. Kennedy

     If to Holders, at the addresses listed on Annex A hereto.

     with a copy to:

          Sullivan & Cromwell
          9a Ironmonger Lane
          London EC2V 8EY, England
          Telecopy No.: 44-171-710-6565
          Attention: Scott D. Miller

     and to:

          Goldman, Sachs & Co.
          85 Broad Street
          New York, New York 10004
          Telecopy No.: 212-902 3000
          Attention: Ben Adler

     (d) Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     (f) Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (ii) except as contemplated by the definition of "Holders" in
Section 1 hereof, is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     (g) Confidential Information. The Holders and NTL each agree that they shall keep confidential and not at any time after the date of this Agreement disclose any confidential information regarding NTL (in the case of the Holders) and regarding the Holders (in the case of NTL) received in connection with the performance of this Agreement except information which is (i) in the public domain or (ii) becomes public knowledge through no fault of such party or (iii) is required to be disclosed by court order or other government process or the disclosure of which is necessary to enable such party to comply with applicable law or defend against claims. In the event that such party shall be required to make disclosure pursuant to the provisions of clause (iii) of the preceding sentence, such party shall promptly notify the others and take all reasonably necessary steps requested by such other party for such other party's expense to defend against the enforcement of such court order or other government process, and permit such other party to participate with counsel of its choice in any proceeding relating to the enforcement thereof.

     (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, USA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (i) Severability. Wherever possible, each provision hereof shall be interpreted in such a manner as to be valid, legal and enforceable under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remainder of this Agreement, unless such a construction would be unreasonable or materially impair the rights or any party hereto.

     (j) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without prior written consent of the other parties, except as may otherwise occur by operation of the definition of "Holders" in

Section 1 hereof or to another Holder who, by such assignment, agrees to be bound by the restrictions set forth herein; provided, however that NTL may assign its rights and obligations hereunder to a holding company formed in accordance with Section 251(g) of the Delaware General Corporation Law. Notwithstanding the foregoing, a Holder that is a trust may, in connection with any distribution of the assets of the trust to the beneficiaries thereof, assign its rights under this Agreement to such beneficiaries; and, any Holder may with the consent of NTL (which consent will not be unreasonably withheld) in connection with a private sale of shares of Common Stock assign its rights under this Agreement to any single purchaser that acquires shares of Common Stock from such Holder in a private sale for a purchase price of $25 million or more. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

     (k) Attorney's Fees. As between parties to this Agreement, in any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney's fees in addition to its costs and expenses and any other available remedy.

     (l) Use of Terms. This Agreement contemplates the filing of Registration Statements under the Securities Act on numerous occasions involving various offers of securities. In connection with such Registration Statements, there may be identified therein one or more underwriters through which securities are to be offered on behalf of NTL or one or more of the Holders, or both, pursuant to either a "firm-commitment" or "best-efforts" arrangement, and, in the case where there is more than one underwriter, one or more of the underwriters may be designated as the "manager" or "representative" or the "co-managers" or "representatives" of the several underwriters. Accordingly, all references herein to an "underwriter" or "underwriters" are intended to refer to a "principal underwriter" (as defined in Rule 405 of the Regulations) and to provide for those transactions in which securities may be offered by or through one or more underwriters, and not to imply that any of the transactions contemplated hereby is conditioned in any manner whatsoever on the participation therein by one or more underwriters on behalf of any party. Nothing contained herein relating to NTL's obligation to enter into an underwriting agreement at any time or from time to time in the future shall impair, alter, restrict or otherwise affect in any manner whatsoever the duties of the Board of Directors of NTL under applicable law in approving the form, terms and provisions thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          NTL INCORPORATED

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                          [HOLDERS]


                                                                         ANNEX A

                              IDENTITY OF HOLDERS

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                NAME                   ADDRESS                                REGISTRABLE SECURITIES
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

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

                                                                         ANNEX E

                        DIAMOND CABLE COMMUNICATIONS PLC

                     EUROPEAN CAPITAL CABLE PARTNERS, L.P.

                             CGT FAMILY CORPORATION

                                NTL INCORPORATED

          ------------------------------------------------------------

                         SUPPLEMENTAL OPTION AGREEMENT

          ------------------------------------------------------------

SUPPLEMENT OPTION AGREEMENT made on 15 June 1998

     AMONG

     DIAMOND CABLE COMMUNICATIONS PLC, a company registered in England with number 2965241 (the "Company"), whose registered office is at Regency House, 2A Sherwood Rise, Nottingham, NG7 6JN.

     EUROPEAN CABLE CAPITAL PARTNERS, L.P., a Delaware limited partnership
(ECCP) whose principal office is at 85 Broad Street, New York, NY 10004.

     CGT FAMILY CORPORATION, a corporation registered under the laws of the State of Kentucky (CGT), whose address is c/o Gary Davis, Route 3, Hwy 600, Greenville, KY 42345.

     NTL INCORPORATED, a Delaware corporation ("NTL") whose address is at 110 East 59th Street, New York,

          (A) The Company granted to CGT options to acquire 654,000 ordinary shares of 2.5 pence each in the capital of the Company ("the CGT Option") pursuant to an Option Agreement, dated January 5, 1995, among the Company, ECCP and CGT ("the CGT Option Agreement").

          (B) NTL and the Shareholders of the Company have, today, entered into a share exchange agreement ("the Share Exchange Agreement") relating to the acquisition by NTL of all the issued share capital of the Company.

IT IS AGREED AS FOLLOWS:

     1. CGT will, prior to but conditional upon, Closing (as defined in the Share Exchange Agreement) either:

          1.1 exercise in full the CGT Option by serving a notice of exercise on the Company in accordance with the terms of the CGT Option Agreement accompanied by payment in full of the relevant subscription price; or

          1.2 release in full the CGT Option in return for the issue by NTL of shares of NTL Common Stock on the same basis as is set out in Section 5.3(a)(ii) of the Share Exchange Agreement.

     2. CGT further agrees that in the event that the CGT Option shall not have been exercised in accordance with clause 1.1 above or shall not have been released in accordance with clause 1.2 above then with effect from Closing the CGT Option shall be treated as released in accordance with clause 1.2 above and CGT hereby appoints NTL as its true and lawful attorney-in-fact with full power and authority in its name and on its behalf to sign or execute any such agreements, instruments, deeds or other papers and to do all such acts and things in its name as may be necessary to release the CGT Option on the terms set out in clause 1.2 above.

     3. It is agreed between the parties that any amendments made or to be made to the Schedule to the Rules of the Diamond Cable Senior Management Option Scheme shall apply to the CGT Option and to any Ordinary Shares in the Company to be issued pursuant to the Option.

     4. It is agreed by the parties that Clauses 3, 4, 5 and 6 of the Option Agreement shall apply equally to the provisions of this Supplemental Option Agreement as if set out in this Supplemental Option Agreement with the addition in Clause 3.1 of the following:

          NTL
          Address: 110 East 59th Street
          New York, New York 10022
          Attention: Richard J. Lubasch
          Fax No: 212 906 8497

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

     with a copy to:

          Skadden, Arps Slate, Meagher & Flom LLP
          919 Third Avenue
          New York, New York 10022
          Attention: Thomas H. Kennedy
          Fax No: 212 735 2000

     with a copy to:

          Travers Smith Braithwaite
          10 Snow Hill
          London, England
          EC1A 2AL
          Attention: Spencer Summerfield/Simon Jay
          Fax No: (44 171) 236 3728
Signed for and on behalf of
DIAMOND CABLE
COMMUNICATIONS PLC
Signed for and on behalf of
EUROPEAN CABLE CAPITAL
PARTNERS HOLDINGS, INC
as general partner of
EUROPEAN CABLE CAPITAL
PARTNERS, L.P.
SIGNED for and on behalf of
CGT FAMILY CORPORATION
SIGNED for and on behalf of
NTL INCORPORATED

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